                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03290

Name of Fund: Merrill Lynch Variable Series Funds, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Variable Series Funds, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/04

Date of reporting period: 01/01/04 - 12/31/04

Item 1 - Report to Stockholders

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       MERRILL LYNCH VARIABLE
       -------------------------------------------------------------------------
       SERIES FUNDS, INC.
       -------------------------------------------------------------------------

                                                                                                    PAGE
                                                                                                    ----
                                                   Merrill Lynch American Balanced V.I. Fund......    1
                                                   Merrill Lynch Basic Value V.I. Fund............   28
                                                   Merrill Lynch Core Bond V.I. Fund..............   47
                                                   Merrill Lynch Domestic Money Market V.I.
                                                     Fund.........................................   75
                                                   Merrill Lynch Fundamental Growth V.I. Fund.....   89
                                                   Merrill Lynch Global Allocation V.I. Fund......  107
                                                   Merrill Lynch Global Growth V.I. Fund..........  147
                                                   Merrill Lynch Government Bond V.I. Fund........  169
                                                   Merrill Lynch High Current Income V.I. Fund....  189
                                                   Merrill Lynch Index 500 V.I. Fund..............  213
                                                   Merrill Lynch International Value V.I..........  240
                                                   Merrill Lynch Large Cap Core V.I. Fund.........  260
                                                   Merrill Lynch Large Cap Growth V.I. Fund.......  279
                                                   Merrill Lynch Large Cap Value V.I. Fund........  297
                                                   Merrill Lynch Utilities and Telecommunications
                                                     V.I. Fund....................................  315
                                                   Merrill Lynch Value Opportunities V.I. Fund....  334

                                                                   Annual Report
                                                               December 31, 2004

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
December 31, 2004--Annual Report
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  While stock prices staged a strong advance over the past 12 months, with the benchmark Standard & Poor's (S&P) 500 Index providing a +10.88% total return, the year was really a tale of two markets. For the first nine months, the market gained only 1.51% amid concerns over the prospects for rising interest rates, slowing economic growth in the United States and China, weakening consumer spending trends, continued escalation in oil prices and election-related uncertainties. These factors were mitigated by continued strong growth in corporate profits, benign inflation and a measured pace of policy adjustment by the Federal Reserve Board (the Fed), resulting in substantial month-to-month volatility but a diminimus net gain. In the fourth quarter, however, the U.S. stock market staged a powerful advance, with the S&P 500 Index delivering a better than 9% total return. The resolution of election uncertainties, moderating oil prices, continued strong economic growth and indications of another robust quarter for corporate earnings drove prices higher with all indexes, styles and market capitalization categories participating.

  For the full year, the value style of investing strongly outpaced the growth style, with the S&P 500 Barra Value Index gaining +15.70% while the S&P 500 Barra Growth Index returned a more modest +6.13%, largely a function of relative weakness in the technology sector. The fixed income market provided respectable results for the year, with the benchmark Lehman Brothers Aggregate Bond Index generating a +4.34% total return. Moderate economic growth, strong foreign buying interest and continued low inflation despite high oil prices benefited this asset class. Fixed income investors were particularly rewarded for incurring risk, as reflected in the +11.95% return of the Credit Suisse First Boston High Yield Index for the year.

  For the 12-month period ended December 31, 2004, Merrill Lynch American Balanced V.I. Fund's Class I Shares had a total return of +8.67%. This compared to the +10.88% return of the S&P 500 Index and the +4.34% return of the Lehman Brothers Aggregate Bond Index for the same period. Since inception on September 30, 2004 through December 31, 2004, the Fund's Class II and Class III Shares both recorded returns of +6.77%.

  The Fund's asset allocation proved favorable, and equities matched the benchmark return while bonds outperformed the market average. Within the equity portfolio, the most favorable contribution to performance came from our underweight position and good stock selection in the healthcare sector, the weakest market segment of 2004. Shares of Aetna, Inc. rose almost 85% for the year and we avoided the near 30% decline in shares of Merck & Co., Inc. Our overweight position and good stock selection in the energy sector, the strongest market sector of 2004, also contributed positively to performance, led by strong gains in Devon Energy Corp. and EnCana Corp. Finally, our overweight position and good stock selection in the industrials sector, led by better than 30% returns in Masco Corp., Tyco International Ltd. and Raytheon Co., also proved beneficial. These factors were almost exactly offset by poor stock selection in the consumer discretionary sector, where weakness in media holdings Clear Channel Communications, Inc., Viacom, Inc. and Interpublic Group of Cos., Inc., and our avoidance of eBay, proved detrimental. Poor stock selection in the financials sector also detracted from results, led by weakness in Mellon Financial Corp. and Fannie Mae and by our avoidance of Bank of America. Finally, our zero weighting in the utilities sector had a negative effect for the year.

  Within the fixed income portfolio, we continued to concentrate our holdings in those areas of the market with a lower correlation to U.S. Treasury issues, thereby reducing interest rate volatility while also achieving higher total returns. Spread sectors in which we maintained an overweight position included both investment grade and high yield corporate bonds and commercial mortgage-backed securities.

PORTFOLIO ACTIVITY

  We continued to adjust our holdings during the past 12 months in response to ongoing stock market volatility. Within the equity portfolio, we began to increase our healthcare exposure, introducing new positions in pharmaceutical manufacturer GlaxoSmithKline Plc, drug distributor AmerisourceBergen Corp. (ABC) and medical device company Boston Scientific Corp. Our underweight position in this sector has been beneficial and we now find several interesting values emerging in this group. Glaxo is among the cheapest of the global pharmaceutical companies, selling at a low multiple of earnings and offering a near 5% dividend yield. The company is financially strong, generates substantial free cash flow, is actively repurchasing shares and offers superior growth prospects in 2005 and beyond as patent expiry pressures abate. Shares of ABC declined sharply after the company lost a large government contract,

--------------------------------------------------------------------------------

affording us an attractive opportunity to buy the stock. ABC should benefit from increased drug consumption and the Medicare drug benefit. Boston Scientific shares dropped after the company recalled certain lots of its drug-eluding stent product, leading to concern over the sustainability of the company's competitive position and earnings growth prospects. This afforded us the opportunity to invest in a highly profitable, highly cash generative company at the very low end of its historical valuation range.

  We also increased our investment position in the technology sector, introducing Citrix Systems, Inc. and Intel Corp. to the portfolio, as we believe positive indications of improved corporate capital spending bode well for companies in this sector. We increased our holdings in both Burlington Northern Santa Fe Corp. and CSX Corp. We reconfigured our energy holdings, selling both Anadarko Petroleum and Royal Dutch Shell, increasing our existing position in Devon Energy and introducing Total SA to the portfolio. We were underwhelmed with the initiatives articulated by Anadarko's new management team and disturbed by the negative oil reserve revisions at Royal Dutch Shell, prompting us to eliminate these holdings. Total, by contrast, has consistently delivered superior growth, returns and free cash flow, while selling at a discount to its global oil peers. We reduced positions in a number of economically sensitive company investments such as Weyerhaeuser Co., Limited Brands and Tyco, and we eliminated Nucor, ITT Industries, Inc. and Carnival Corporation from the portfolio, as these stocks have performed well in response to favorable economic developments. We eliminated insurance stock XL Limited from the portfolio as evidence of weakening commercial insurance prices has raised the earnings risk profile for companies in this sector. We sold our two HMO holdings, Aetna and Cigna, as each reached our target price. We also eliminated Pfizer, Inc. from the portfolio subsequent to the negative cardiovascular findings associated with its Celebrex drug.

  Within the fixed income portfolio, we maintained our overweight position in the corporate sector, emphasizing BBB and high yield market segments while shifting our focus more toward individual security selection. We also found good value in crossover credits, which carry both investment grade and non-investment grade ratings from the various rating agencies. Finally, based on our expectation for higher interest rates, we ended the period with a relatively short duration in an effort to moderate the portfolio's sensitivity to interest rate movements and protect its underlying net asset value.

INVESTMENT OUTLOOK

  Our asset allocation position at period-end showed 68% of net assets invested in equities, 25.8% in fixed income securities and 6.2% in cash equivalents. This compares to 63.3% in equities, 33.0% in fixed income securities and 3.7% in cash equivalents at the end of December 2003. We continue to anticipate a reasonably constructive environment for equities as we move through the early part of 2005, driven by steady economic growth, improved corporate and consumer confidence, and double-digit corporate earnings gains. We are increasingly concerned, however, that relatively high stock market valuation levels already reflect many of these favorable developments, increasing the risk of disappointment and a stock market correction. We are also concerned about the paucity of new investment ideas that meet both our quality and valuation criteria, encouraging an even greater sensitivity to downside risk in the application of our risk/reward analysis. We might also consider reducing the magnitude of our overweight position in equities if not for our long-standing view that profit-making opportunities in the fixed income market will be severely limited in 2005 as the Fed continues to reverse its accommodative monetary policy position by increasing short-term interest rates. Finally, we expect continued volatility as economic and political events affect short-term investor sentiment and will look to be opportunistic to take full advantage of the Fund's flexibility.

IN CONCLUSION

  We thank you for your continued investment in Merrill Lynch American Balanced V.I. Fund, and we look forward to serving your future investment needs.

Sincerely,

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers

/s/ Kurt Schansinger
Kurt Schansinger
Vice President and Senior Portfolio Manager

/s/ Patrick Maldari
Patrick Maldari
Fixed Income Portfolio Manager

January 14, 2005

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Portfolio Information as of December 31, 2004                  (in U.S. dollars)
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                                                              PERCENT OF
                                                                 TOTAL
ASSET MIX                                                     INVESTMENTS
-------------------------------------------------------------------------
Common Stocks...............................................     66.1%
Corporate Bonds.............................................     12.7
Collateralized Mortgage Obligations.........................     10.4
U.S. Government Obligations.................................      2.1
Preferred Securities........................................      0.4
Municipal Bond..............................................       --*
Other**.....................................................      8.3
-------------------------------------------------------------------------

* Amount is less than 0.1%.

** Includes portfolio holdings in short-term investments and options.

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Total Return Based on a $10,000 Investment--Class I Shares
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                                                 MERRILL LYNCH AMERICAN
                                                  BALANCED V.I. FUND+--                                      LEHMAN BROTHERS
                                                     CLASS I SHARES*             S&P 500 INDEX++         AGGREGATE BOND INDEX+++
                                                 ----------------------          ---------------         -----------------------
12/94                                                     10000                       10000                       10000
12/95                                                     12082                       13758                       11847
12/96                                                     13258                       16917                       12278
12/97                                                     15525                       22561                       13463
12/98                                                     17631                       29008                       14632
12/99                                                     19170                       35112                       14512
12/00                                                     18847                       31915                       16199
12/01                                                     17454                       28122                       17567
12/02                                                     15067                       21907                       19369
12/03                                                     18313                       28190                       20164
12/04                                                     19901                       31258                       21038

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

+ The Fund invests in a balanced portfolio of fixed income and equity securities.

++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

+++ This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

Past results shown should not be considered a representation of future performance.

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/04                                          +8.67%
--------------------------------------------------------------------------
Five Years Ended 12/31/04                                        +0.75
--------------------------------------------------------------------------
Ten Years Ended 12/31/04                                         +7.12
--------------------------------------------------------------------------

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Aggregate Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/04                             +6.77%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Aggregate Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/04                             +6.77%
--------------------------------------------------------------------------

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2004                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +6.12%         + 8.67%
-----------------------------------------------------------------------------------------
Class II Shares*                                                    --              --
-----------------------------------------------------------------------------------------
Class III Shares*                                                   --              --
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +7.19          +10.88
-----------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index***                          +4.18          + 4.34
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares. Class II and Class III Shares commenced operations on 9/30/04.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

*** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                                ENDING         DURING THE PERIOD++
                                                           BEGINNING         ACCOUNT VALUE            ENDED
                                                        ACCOUNT VALUE+     DECEMBER 31, 2004   DECEMBER 31, 2004*
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                     $1,000             $1,061.20              $3.73
------------------------------------------------------------------------------------------------------------------
Class II                                                    $1,000             $1,067.70              $1.89
------------------------------------------------------------------------------------------------------------------
Class III                                                   $1,000             $1,067.70              $1.89
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                     $1,000             $1,021.52              $3.66
------------------------------------------------------------------------------------------------------------------
Class II                                                    $1,000             $1,010.88              $1.84
------------------------------------------------------------------------------------------------------------------
Class III                                                   $1,000             $1,010.88              $1.84
------------------------------------------------------------------------------------------------------------------

+ July 1, 2004 for Class I Shares and September 30, 2004 (commencement of operations) for Class II and Class III Shares.
++ The period represents the six months ended for Class I Shares and from September 30, 2004 (commencement of operations) to December 31, 2004 for Class II and Class III Shares.
* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.72% for Class I, .72% for Class II and .72% for Class
    III), multiplied by the average account value over the period, multiplied by 184/366 for Class I, 93/366 for Class II and Class III (to reflect the one-half year period for Class I and actual days since inception for Class II and Class III).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year for Class I and actual days since inception for Class II and Class III divided by 366.

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Schedule of Investments as of December 31, 2004                (in U.S. dollars)
--------------------------------------------------------------------------------

                                    SHARES
INDUSTRY@                             HELD                          COMMON STOCKS                          VALUE
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.9%           29,000      Honeywell International, Inc. ........................  $ 1,026,890
                                     3,000      Northrop Grumman Corp. ...............................      163,080
                                    20,000      Raytheon Co. .........................................      776,600
                                    12,500      United Technologies Corp. ............................    1,291,875
                                                                                                        -----------
                                                                                                          3,258,445
--------------------------------------------------------------------------------------------------------------------
BEVERAGES--1.2%                     20,000      Anheuser-Busch Cos., Inc. ............................    1,014,600
--------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS--1.2%             27,500      Masco Corp. ..........................................    1,004,575
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--2.8%               15,000      Janus Capital Group, Inc. ............................      252,150
                                    34,000      Mellon Financial Corp. ...............................    1,057,740
                                    17,500      Morgan Stanley........................................      971,600
                                                                                                        -----------
                                                                                                          2,281,490
--------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.2%                     20,000      EI Du Pont de Nemours & Co. ..........................      981,000
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--2.4%              12,500      PNC Financial Services Group, Inc. ...................      718,000
                                    20,000      Wells Fargo & Co. ....................................    1,243,000
                                                                                                        -----------
                                                                                                          1,961,000
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                      49,000      +CommScope, Inc. .....................................      926,100
EQUIPMENT--1.1%
--------------------------------------------------------------------------------------------------------------------
COMPUTERS &                         27,500      Hewlett-Packard Co. ..................................      576,675
PERIPHERALS--2.3%
                                    13,500      International Business Machines Corp. ................    1,330,830
                                                                                                        -----------
                                                                                                          1,907,505
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL               26,500      Citigroup, Inc. ......................................    1,276,770
SERVICES--2.5%
                                    20,000      JPMorgan Chase & Co. .................................      780,200
                                                                                                        -----------
                                                                                                          2,056,970
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                         25,000      Verizon Communications, Inc. .........................    1,012,750
TELECOMMUNICATION
SERVICES--1.2%
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &              10,000      +Agilent Technologies, Inc. ..........................      241,000
INSTRUMENTS--0.3%
--------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT &                  15,000      GlobalSantaFe Corp. ..................................      496,650
SERVICES--1.5%
                                     4,500      Schlumberger Ltd. ....................................      301,275
                                     8,500      +Weatherford International Ltd. ......................      436,050
                                                                                                        -----------
                                                                                                          1,233,975
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--3.3%                 11,500      General Mills, Inc. ..................................      571,665
                                     4,500      Nestle SA Registered Shares...........................    1,177,337
                                    15,000      Unilever NV(a)........................................    1,000,650
                                                                                                        -----------
                                                                                                          2,749,652
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &             30,000      Baxter International, Inc. ...........................    1,036,200
SUPPLIES--1.9%
                                    15,000      +Boston Scientific Corp. .............................      533,250
                                                                                                        -----------
                                                                                                          1,569,450
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &             11,500      AmerisourceBergen Corp. ..............................      674,820
SERVICES--1.8%
                                    20,000      HCA, Inc. ............................................      799,200
                                                                                                        -----------
                                                                                                          1,474,020
--------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &               30,000      McDonald's Corp. .....................................      961,800
LEISURE--1.2%
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.5%            18,500      Kimberly-Clark Corp. .................................    1,217,485
--------------------------------------------------------------------------------------------------------------------
IT SERVICES--1.1%                   27,500      +Accenture Ltd. Class A...............................      742,500
                                     3,000      +Computer Sciences Corp. .............................      169,110
                                                                                                        -----------
                                                                                                            911,610
--------------------------------------------------------------------------------------------------------------------

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                    SHARES
INDUSTRY@                             HELD                          COMMON STOCKS                          VALUE
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                          34,000      General Electric Co. .................................  $ 1,241,000
CONGLOMERATES--3.0%
                                    35,000      Tyco International Ltd. ..............................    1,250,900
                                                                                                        -----------
                                                                                                          2,491,900
--------------------------------------------------------------------------------------------------------------------
INSURANCE--4.2%                     26,500      ACE Ltd. .............................................    1,132,875
                                    15,000      American International Group, Inc. ...................      985,050
                                    25,000      Prudential Financial, Inc. ...........................    1,374,000
                                                                                                        -----------
                                                                                                          3,491,925
--------------------------------------------------------------------------------------------------------------------
MACHINERY--1.3%                     26,500      Dover Corp. ..........................................    1,111,410
--------------------------------------------------------------------------------------------------------------------
MEDIA--3.8%                         22,000      Clear Channel Communications, Inc. ...................      736,780
                                    14,000      +Comcast Corp. Special Class A........................      459,760
                                    41,500      +Interpublic Group of Cos., Inc. .....................      556,100
                                    27,500      Viacom, Inc. Class B..................................    1,000,725
                                    15,000      Walt Disney Co. ......................................      417,000
                                                                                                        -----------
                                                                                                          3,170,365
--------------------------------------------------------------------------------------------------------------------
METALS & MINING--2.1%               19,500      Alcoa, Inc. ..........................................      612,690
                                    22,500      United States Steel Corp. ............................    1,153,125
                                                                                                        -----------
                                                                                                          1,765,815
--------------------------------------------------------------------------------------------------------------------
OIL & GAS--5.5%                     30,000      Devon Energy Corp. ...................................    1,167,600
                                    15,000      EnCana Corp. .........................................      855,900
                                    17,500      Exxon Mobil Corp. ....................................      897,050
                                    12,500      Murphy Oil Corp. .....................................    1,005,625
                                     5,500      Total SA(a)...........................................      604,120
                                                                                                        -----------
                                                                                                          4,530,295
--------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                      26,500      International Paper Co. ..............................    1,113,000
PRODUCTS--2.6%
                                    15,000      Weyerhaeuser Co. .....................................    1,008,300
                                                                                                        -----------
                                                                                                          2,121,300
--------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.2%              5,000      Avon Products, Inc. ..................................      193,500
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--3.0%               17,500      GlaxoSmithKline Plc(a)................................      829,325
                                    29,000      Schering-Plough Corp. ................................      605,520
                                    25,000      Wyeth.................................................    1,064,750
                                                                                                        -----------
                                                                                                          2,499,595
--------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--2.0%                   12,500      Burlington Northern Santa Fe Corp.....................      591,375
                                    25,000      CSX Corp. ............................................    1,002,000
                                                                                                        -----------
                                                                                                          1,593,375
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                    35,000      +Applied Materials, Inc. .............................      598,500
SEMICONDUCTOR
EQUIPMENT--2.0%

                                    25,000      Intel Corp. ..........................................      584,750
                                    21,500      Intersil Corp. Class A................................      359,910
                                    10,000      +Micron Technology, Inc. .............................      123,500
                                                                                                        -----------
                                                                                                          1,666,660
--------------------------------------------------------------------------------------------------------------------
SOFTWARE--2.3%                      12,500      +Citrix Systems, Inc. ................................      306,625
                                        21      Computer Associates International, Inc. ..............          652
                                    47,500      Microsoft Corp. ......................................    1,268,725
                                    35,000      +Siebel Systems, Inc. ................................      367,500
                                                                                                        -----------
                                                                                                          1,943,502
--------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--1.9%              32,500      Limited Brands........................................      748,150
                                    27,500      +Office Depot, Inc. ..................................      477,400
                                    15,000      TJX Cos., Inc. .......................................      376,950
                                                                                                        -----------
                                                                                                          1,602,500
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                    SHARES
INDUSTRY@                             HELD                          COMMON STOCKS                          VALUE
--------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                  15,000      Fannie Mae............................................  $ 1,068,150
FINANCE--1.3%
--------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN COMMON STOCKS
                                                (COST--$50,429,250)--67.6%............................   56,013,719
--------------------------------------------------------------------------------------------------------------------
                                                                 PREFERRED SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                                                   PREFERRED STOCKS
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.1%                   5      DG Funding Trust(b)...................................       53,500
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.0%               500      +Duquesne Light Co. ..................................       26,250
--------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                   1,900      +Fannie Mae...........................................      107,706
FINANCE--0.1%
--------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                (COST--$185,705)--0.2%................................      187,456
--------------------------------------------------------------------------------------------------------------------
                                  FACE
                                 AMOUNT                            TRUST PREFERRED
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.2%     US$  150,000      RC Trust I, 7% due 5/15/2006..........................      156,094
--------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN TRUST PREFERRED
                                                (COST--$156,548)--0.2%................................      156,094
--------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN PREFERRED SECURITIES
                                                (COST--$342,253)--0.4%................................      343,550
--------------------------------------------------------------------------------------------------------------------
                                                                   CORPORATE BONDS
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.1%           80,000      Goodrich Corp., 6.60% due 5/15/2009...................       87,469
                                     5,000      Raytheon Co., 8.30% due 3/01/2010.....................        5,925
                                                                                                        -----------
                                                                                                             93,394
--------------------------------------------------------------------------------------------------------------------
AIRLINES--0.0%                      27,616      American Airlines, Inc. Series 2003-1, 3.857% due
                                                  1/09/2012...........................................       27,216
--------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS--0.1%               65,000      Dana Corp., 5.85% due 1/15/2015(b)....................       64,350
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--0.1%
                                                DaimlerChrysler NA Holding Corp.:
                                    30,000        4.75% due 1/15/2008.................................       30,641
                                    20,000        7.75% due 1/18/2011.................................       23,062
                                    30,000      Hyundai Motor Manufacturing Alabama LLC, 5.30% due
                                                  12/19/2008(b).......................................       30,907
                                                                                                        -----------
                                                                                                             84,610
--------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.1%                     65,000      Cia Brasileira de Bebidas, 8.75% due 9/15/2013........       75,725
--------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--0.3%                140,000      Abgenix, Inc., 3.50% due 3/15/2007 (Convertible)......      139,125
                                   130,000      Amgen, Inc., 4% due 11/18/2009(b).....................      129,597
                                                                                                        -----------
                                                                                                            268,722
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.1%
                                                The Bear Stearns Cos., Inc.:
                                    50,000        2.43% due 1/30/2009(c)..............................       50,114
                                    40,000        5.70% due 11/15/2014................................       42,248
                                    70,000      Credit Suisse First Boston USA, Inc., 4.70% due
                                                  6/01/2009...........................................       71,625
                                                Goldman Sachs Group, Inc.:
                                   120,000        5.70% due 9/01/2012.................................      127,202
                                    65,000        5.25% due 10/15/2013................................       66,502
                                                Lehman Brothers Holdings, Inc.:
                                     5,000        4% due 1/22/2008....................................        5,035
                                    80,000        3.50% due 8/07/2008.................................       79,053
                                   500,000      Sigma Finance Corp., 4.95% due 3/31/2014(b)(c)........      503,108
                                                                                                        -----------
                                                                                                            944,887
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  FACE
INDUSTRY@                        AMOUNT                            CORPORATE BONDS                         VALUE
--------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.1%               US$  160,000      IMC Global, Inc., 10.875% due 8/01/2013...............  $    75,000
                                    20,000      Yara International ASA, 5.25% due 12/15/2014(b).......       20,127
                                                                                                        -----------
                                                                                                             95,127
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.6%             100,000      Bank of America Corp., 4.875% due 9/15/2012...........      102,126
                                    55,000      Barclays Bank Plc, 8.55%(b)(g)........................       66,973
                                    50,000      Corp Andina de Fomento, 6.875% due 3/15/2012..........       56,189
                                    10,000      FirstBank Puerto Rico, 7.625% due 12/20/2005..........       10,215
                                    15,000      FleetBoston Financial Corp., 6.375% due 5/15/2008.....       16,192
                                    15,000      Hudson United Bancorp, 8.20% due 9/15/2006............       16,019
                                                PNC Funding Corp.:
                                    45,000        6.125% due 2/15/2009................................       48,148
                                    20,000        5.25% due 11/15/2015................................       20,263
                                    25,000      Popular North America, Inc., 3.875% due 10/01/2008....       24,968
                                                Wells Fargo & Co.:
                                    50,000        5.125% due 2/15/2007................................       51,723
                                    45,000        5% due 11/15/2014...................................       45,513
                                                                                                        -----------
                                                                                                            458,329
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &
SUPPLIES--0.3%
                                                Cendant Corp.:
                                   125,000        6.25% due 1/15/2008.................................      133,402
                                    65,000        7.375% due 1/15/2013................................       75,194
                                                                                                        -----------
                                                                                                            208,596
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                      60,000      Harris Corp., 6.35% due 2/01/2028.....................       63,513
EQUIPMENT--0.1%
--------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--0.1%              40,000      Capital One Bank, 5.75% due 9/15/2010.................       42,432
                                    30,000      MBNA Corp., 4.625% due 9/15/2008......................       30,470
                                                                                                        -----------
                                                                                                             72,902
--------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.1%        15,000      Rock-Tenn Co., 5.625% due 3/15/2013...................       15,200
                                                Sealed Air Corp.(b):
                                    55,000        5.375% due 4/15/2008................................       57,146
                                    25,000        6.95% due 5/15/2009.................................       27,336
                                                                                                        -----------
                                                                                                             99,682
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL               20,000      Brascan Corp., 5.75% due 3/01/2010....................       21,161
SERVICES--2.9%
                                                Citigroup, Inc.:
                                    30,000        5.75% due 5/10/2006.................................       30,980
                                    90,000        5.625% due 8/27/2012................................       95,845
                                    75,000        5.85% due 12/11/2034................................       77,150
                                   110,000      Deutsche Telekom International Finance BV, 5.25% due
                                                  7/22/2013...........................................      113,147
                                                Ford Motor Credit Co.:
                                   500,000        3.379% due 9/28/2007(c).............................      496,378
                                    85,000        7.375% due 2/01/2011................................       91,609
                                   115,000        7% due 10/01/2013...................................      121,915
                                   235,000      General Electric Capital Corp., 6% due 6/15/2012......      256,159
                                                General Motors Acceptance Corp.:
                                   500,000        3.68% due 9/23/2008(c)..............................      487,247
                                    40,000        7.25% due 3/02/2011.................................       41,878
                                    80,000        7% due 2/01/2012....................................       82,427
                                    80,000        6.875% due 8/28/2012................................       81,678
                                   165,000      HSBC Finance Corp., 6.50% due 11/15/2008..............      179,450
                                    30,000      International Lease Finance Corp., 2.95% due
                                                  5/23/2006...........................................       29,726
                                    60,000      JPMorgan Chase & Co., 5.75% due 1/02/2013.............       63,580
                                   100,000      Textron Financial Corp., 2.75% due 6/01/2006..........       98,799
                                                                                                        -----------
                                                                                                          2,369,129
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  FACE
INDUSTRY@                        AMOUNT                            CORPORATE BONDS                         VALUE
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                   US$   30,000      BellSouth Corp., 6% due 11/15/2034....................  $    30,399
TELECOMMUNICATION
SERVICES--0.6%

                                                France Telecom SA:
                                   140,000        8.50% due 3/01/2011.................................      167,006
                                    25,000        9.25% due 3/01/2031.................................       33,890
                                    50,000      GTE Corp., 6.84% due 4/15/2018........................       55,317
                                    35,000      Royal KPN NV, 8% due 10/01/2010.......................       41,312
                                    20,000      SBC Communications, Inc., 6.15% due 9/15/2034.........       20,598
                                    55,000      Sprint Capital Corp., 8.75% due 3/15/2032.............       73,277
                                    50,000      TELUS Corp., 7.50% due 6/01/2007......................       54,325
                                    40,000      Verizon New York, Inc. Series A, 6.875% due
                                                  4/01/2012...........................................       44,899
                                                                                                        -----------
                                                                                                            521,023
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.1%           100,000      AEP Texas Central Co. Series D, 5.50% due 2/15/2013...      103,855
                                    65,000      Cincinnati Gas & Electric, 5.70% due 9/15/2012........       68,863
                                                Dominion Resources, Inc./VA Series B:
                                    25,000        7.625% due 7/15/2005................................       25,594
                                    30,000        2.59% due 5/15/2006(c)..............................       30,063
                                    50,000      Entergy Louisiana, Inc., 5.09% due 11/01/2014.........       49,880
                                    15,000      Exelon Corp., 6.75% due 5/01/2011.....................       16,779
                                    60,000      Exelon Generation Co. LLC, 5.35% due 1/15/2014........       61,523
                                    80,000      FPL Group Capital, Inc., 2.85% due 3/30/2005(c).......       80,056
                                   150,000      PPL Capital Funding, 3.36% due 5/18/2006(c)...........      150,137
                                    30,000      Pepco Holdings, Inc., 4% due 5/15/2010................       29,466
                                    40,000      Public Service Co. of New Mexico, 4.40% due
                                                  9/15/2008...........................................       40,334
                                    40,000      SPI Electricity & Gas Australia Holdings Property
                                                  Ltd., 6.15% due 11/15/2013(b).......................       43,207
                                                Southern California Edison Co.:
                                     9,000        2.353% due 1/13/2006(c).............................        9,031
                                    50,000        8% due 2/15/2007....................................       54,449
                                    45,000      Southern Power Co. Series B, 6.25% due 7/15/2012......       49,179
                                                Westar Energy, Inc.:
                                    45,000        9.75% due 5/01/2007.................................       50,364
                                    30,000        6% due 7/01/2014....................................       32,252
                                                                                                        -----------
                                                                                                            895,032
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &             200,000      Celestica Inc., 3.69%* due 8/01/2020 (Convertible)....      110,500
INSTRUMENTS--0.2%
                                    40,000      Jabil Circuit, Inc., 5.875% due 7/15/2010.............       42,105
                                                                                                        -----------
                                                                                                            152,605
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--0.1%                 55,000      Cadbury Schweppes US Finance LLC, 3.875% due
                                                  10/01/2008(b).......................................       54,807
--------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT            E    131,000      Bundesobligation Series 143, 3.50% due 10/10/2008.....      182,044
OBLIGATIONS--0.4%
                              US$   20,000      Chile Government International Bond, 5.50% due
                                                  1/15/2013...........................................       21,014
                                                Mexico Government International Bond:
                                    65,000        9.875% due 2/01/2010................................       79,885
                                    25,000        6.375% due 1/16/2013................................       26,625
                                    25,000        5.875% due 1/15/2014................................       25,613
                                                                                                        -----------
                                                                                                            335,181
--------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.2%                 92,800      Kern River Funding Corp., 4.893% due 4/30/2018(b).....       94,475
                                    50,000      Texas Gas Transmission Corp., 4.60% due 6/01/2015.....       47,727
                                    50,000      Vectren Utility Holdings, Inc., 5.25% due 8/01/2013...       50,421
                                                                                                        -----------
                                                                                                            192,623
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &             60,000      Boston Scientific Corp., 4.25% due 1/12/2011..........       59,578
SUPPLIES--0.1%
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &             41,000      Manor Care, Inc., 7.50% due 6/15/2006.................       43,210
SERVICES--0.1%
                                    30,000      WellPoint, Inc., 5% due 12/15/2014(b).................       29,906
                                                                                                        -----------
                                                                                                             73,116
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  FACE
INDUSTRY@                        AMOUNT                            CORPORATE BONDS                         VALUE
--------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &         US$   80,000      MGM Mirage, 6% due 10/01/2009.........................  $    82,000
LEISURE--0.1%
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.1%            60,000      DR Horton, Inc., 5% due 1/15/2009.....................       60,450
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                           5,000      General Electric Co., 5% due 2/01/2013................        5,130
CONGLOMERATES--0.2%
                                    30,000      Hutchison Whampoa International 01/11 Ltd, 7% due
                                                  2/16/2011(b)........................................       33,515
                                    95,000      Tyco International Group SA, 6.75% due 2/15/2011......      106,475
                                                                                                        -----------
                                                                                                            145,120
--------------------------------------------------------------------------------------------------------------------
INSURANCE--0.6%                     45,000      AON Corp., 6.70% due 1/15/2007........................       47,026
                                    45,000      Fund American Cos., Inc., 5.875% due 5/15/2013........       45,799
                                    30,000      Montpelier Re Holdings Ltd., 6.125% due 8/15/2013.....       30,856
                                    60,000      NLV Financial Corp., 7.50% due 8/15/2033(b)...........       64,285
                                    20,000      North Front Pass-Through Trust, 5.81% due 12/15/2024
                                                  (b)(c)..............................................       19,517
                                    15,000      Prudential Financial, Inc., 4.104% due 11/15/2006.....       15,164
                                    85,000      Prudential Holdings LLC, 8.695% due 12/18/2023(b).....      107,937
                                    90,000      Security Benefit Life Insurance, 7.45% due
                                                  10/01/2033(b).......................................       94,120
                                    90,000      Westfield Capital Corp. Ltd., 5.125% due
                                                  11/15/2014(b).......................................       89,568
                                                                                                        -----------
                                                                                                            514,272
--------------------------------------------------------------------------------------------------------------------
MEDIA--1.0%                          5,000      COX Communications, Inc., 7.125% due 10/01/2012.......        5,604
                                                Clear Channel Communications, Inc.:
                                    60,000        5.75% due 1/15/2013.................................       61,995
                                    35,000        5.50% due 9/15/2014.................................       35,135
                                   137,000      Comcast Cable Communications Holdings, Inc., 8.375%
                                                  due 3/15/2013.......................................      168,934
                                    50,000      Comcast Corp., 5.85% due 1/15/2010....................       53,598
                                    65,000      Echostar DBS Corp., 5.75% due 10/01/2008..............       65,813
                                    85,000      Historic TW, Inc., 9.125% due 1/15/2013...............      109,271
                                    25,000      Media General, Inc., 6.95% due 9/01/2006..............       26,101
                                    85,000      News America, Inc., 6.75% due 1/09/2038...............       95,584
                                    30,000      Tele-Communications-TCI Group, 9.80% due 2/01/2012....       38,670
                                   190,000      Time Warner, Inc., 6.875% due 5/01/2012...............      216,383
                                                                                                        -----------
                                                                                                            877,088
--------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES &                   35,000      PSEG Power LLC, 6.95% due 6/01/2012...................       39,439
  UNREGULATED POWER--0.2%
                                    85,000      Pacific Gas & Electric Co., 6.05% due 3/01/2034.......       88,282
                                    30,000      Sempra Energy, 4.75% due 5/15/2009....................       30,582
                                                                                                        -----------
                                                                                                            158,303
--------------------------------------------------------------------------------------------------------------------
OIL & GAS--1.1%                     30,000      Amerada Hess Corp., 7.125% due 3/15/2033..............       32,987
                                    21,000      Anadarko Finance Co. Series B, 6.75% due 5/01/2011....       23,650
                                    25,000      Colonial Pipeline Co., 7.63% due 4/15/2032(b).........       32,202
                                    30,000      Consolidated Natural Gas Co., 5% due 12/01/2014.......       30,029
                                   120,000      Enterprise Products Operating LP, 5.60% due
                                                  10/15/2014(b).......................................      121,064
                                    65,000      Gazprom International SA, 7.201% due 2/01/2020(b).....       68,737
                                    50,000      Kinder Morgan Energy Partners LP, 5.125% due
                                                  11/15/2014..........................................       49,901
                                    60,000      Motiva Enterprises LLC, 5.20% due 9/15/2012(b)........       61,790
                                    65,000      Occidental Petroleum Corp., 6.75% due 1/15/2012.......       73,786
                                    40,000      Panhandle Eastern Pipe Line Series B, 2.75% due
                                                  3/15/2007...........................................       39,167
                                                Pemex Project Funding Master Trust(b)(c):
                                    50,000        3.54% due 1/07/2005.................................       50,000
                                   150,000        3.79% due 6/15/2010.................................      153,900

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  FACE
INDUSTRY@                        AMOUNT                            CORPORATE BONDS                         VALUE
--------------------------------------------------------------------------------------------------------------------
OIL & GAS (CONCLUDED)
                              US$  100,000      Tengizchevroil Finance Co. SARL, 6.124% due
                                                  11/15/2014(b).......................................  $   100,250
                                    55,000      XTO Energy, Inc., 7.50% due 4/15/2012.................       64,361
                                                                                                        -----------
                                                                                                            901,824
--------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                       6,000      Abitibi-Consolidated, Inc., 8.55% due 8/01/2010.......        6,502
PRODUCTS--0.2%
                                    55,000      Celulosa Arauco y Constitucion SA, 8.625% due
                                                  8/15/2010...........................................       65,514
                                    20,000      Champion International Corp., 6.65% due 12/15/2037....       22,689
                                    30,000      Inversiones CMPC SA, 4.875% due 6/18/2013(b)..........       29,305
                                    30,000      Sappi Papier Holding AG, 6.75% due 6/15/2012(b).......       33,333
                                                                                                        -----------
                                                                                                            157,343
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--0.1%                5,000      Eli Lilly & Co., 7.125% due 6/01/2025.................        6,043
                                    85,000      Wyeth, 5.50% due 3/15/2013............................       88,342
                                                                                                        -----------
                                                                                                             94,385
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE--0.3%                   20,000      Colonial Realty LP, 4.80% due 4/01/2011...............       19,664
                                    20,000      Developers Diversified Realty Corp., 6.625% due
                                                  1/15/2008...........................................       21,312
                                    40,000      HRPT Properties Trust, 5.75% due 2/15/2014............       41,081
                                    30,000      Health Care REIT, Inc., 6% due 11/15/2013.............       31,049
                                    40,000      Highwoods Properties, Inc., 7% due 12/01/2006.........       41,864
                                    95,000      iStar Financial, Inc. Series B, 5.125% due
                                                  4/01/2011...........................................       96,013
                                                                                                        -----------
                                                                                                            250,983
--------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--0.1%                   30,000      Norfolk Southern Corp., 7.25% due 2/15/2031...........       35,990
                                                Union Pacific Corp.:
                                    25,000        7.25% due 11/01/2008................................       27,889
                                    20,000        5.375% due 5/01/2014................................       20,718
                                                                                                        -----------
                                                                                                             84,597
--------------------------------------------------------------------------------------------------------------------
SOFTWARE--0.1%                      70,000      Computer Associates International, Inc., 5.625% due
                                                  12/01/2014(b).......................................       70,761
--------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                  45,000      Countrywide Home Loans, Inc., 5.625% due 7/15/2009....       47,669
FINANCE--0.2%
                                    70,000      Sovereign Bank, 5.125% due 3/15/2013..................       70,078
                                    45,000      Washington Mutual, Inc., 4.20% due 1/15/2010..........       44,823
                                                                                                        -----------
                                                                                                            162,570
--------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION           5,000      AT&T Wireless Services, Inc., 8.75% due 3/01/2031.....        6,742
SERVICES--0.0%
--------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN CORPORATE BONDS
                                                (COST--$10,547,298)--13.1%............................   10,776,585
--------------------------------------------------------------------------------------------------------------------
                                                        COLLATERALIZED MORTGAGE OBLIGATIONS++
--------------------------------------------------------------------------------------------------------------------
                                   200,000      Argent Securities, Inc. Series 2004-W11 Class A3,
                                                  2.78% due 11/25/2034(c).............................      200,004
                                   205,000      Bear Stearns Adjustable Rate Mortgage Trust Series
                                                  2004-4 Class A4, 3.516% due 6/25/2034(c)............      199,186
                                   109,144      CIT Group Home Equity Loan Trust Series 2003-1 Class
                                                  A2, 2.35% due 4/20/2027.............................      108,869
                                                Countrywide Asset-Backed Certificates Series
                                                  2004-13(c):
                                    50,000        Class AF4, 4.583% due 12/25/2034....................       49,995
                                    50,000        Class MF1, 5.071% due 12/25/2034....................       49,995
                                                Fannie Mae Guaranteed Pass-Through Certificates:
                                   335,656        5% due 12/01/2019-1/15/2020.........................      341,003
                                   200,000        5% due 1/15/2035....................................      198,375
                                   478,000        5.50% due 1/15/2035.................................      485,170
                                   297,020        6.50% due 7/01/2032-1/01/2033.......................      311,792
                                   220,000        7.125% due 1/15/2030................................      276,731
                                   143,477        7.50% due 12/01/2031-9/01/2032......................      153,727

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  FACE
                                 AMOUNT                 COLLATERALIZED MORTGAGE OBLIGATIONS++              VALUE
--------------------------------------------------------------------------------------------------------------------
                              US$   57,539      Fannie Mae Trust Series 2003-W19 Class 1A1, 2.01% due
                                                  11/25/2033..........................................  $    57,406
                                                First Franklin Mtg. Loan Asset-Backed Certificates
                                                  Series(c):
                                   105,214        2003-FF5 Class A2, 2.82% due 3/25/2034..............      104,773
                                   600,000        2004-FF10 Class A2, 2.818% due 11/25/2034...........      600,010
                                                Freddie Mac Mortgage Participation Certificates:
                                   198,012        5% due 9/01/2019....................................      201,187
                                   483,162        5% due 1/15/2035....................................      479,689
                                   240,096        5.50% due 12/01/2017-1/01/2018......................      248,291
                                   725,000        5.50% due 1/15/2035.................................      736,328
                                    61,652        6% due 12/01/2017...................................       64,579
                                   683,842        6% due 3/01/2034-5/01/2034..........................      706,763
                                    92,106        6.50% due 6/01/2017.................................       97,534
                                   321,584        7% due 12/01/2031-6/01/2032.........................      340,873
                                   400,000      GMAC Commercial Mortgage Securities, Inc. Series
                                                  2004-C3 Class AAB, 4.702% due 12/10/2041(c).........      401,241
                                   150,000      Ginnie Mae Trust Series 2004-6 Class C, 4.66% due
                                                  7/16/2033...........................................      150,986
                                   170,000      Greenwich Capital Commercial Funding Corp. Series
                                                  2004-GG1 Class A4, 4.755% due 6/10/2036.............      173,782
                                   300,000      MBNA Credit Card Master Note Trust Series 2001-C3
                                                  Class C3, 6.55% due 12/15/2008......................      313,031
                                   151,083      Master Asset Securitization Trust Series 2003-10 Class
                                                  3A1, 5.50% due 11/25/2033...........................      152,492
                                   178,660      Morgan Stanley ABS Capital Series 2004-WMC1 Class A3,
                                                  2.67% due 6/25/2034(c)..............................      178,684
                                    86,255      Nationslink Funding Corp Series 1999-2 Class A3,
                                                  7.181% due 6/20/2031................................       89,989
                                   578,713      New Century Home Equity Loan Trust Series 2004-3 Class
                                                  A3, 2.81% due 11/25/2034(c).........................      578,581
                                   100,000      Structured Asset Investment Loan Trust 2004-8 Class
                                                  M4, 3.418% due 9/25/2034(c).........................      100,282
                                   600,000      Wells Fargo Home Equity Trust Series 2004-2 Class A32,
                                                  2.758% due 2/25/2032(c).............................      600,011
                                    50,000      Whole Auto Loan Trust 2004-1 Class D, 5.60% due
                                                  3/15/2011...........................................       50,809
--------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN COLLATERALIZED MORTGAGE
                                                OBLIGATIONS (COST--$8,779,791)--10.6%.................    8,802,168
--------------------------------------------------------------------------------------------------------------------
                                                             U.S. GOVERNMENT OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
                                                U.S. Treasury Bonds:
                                   120,000        7.50% due 11/15/2016................................      153,352
                                    70,000        8.125% due 8/15/2019................................       95,545
                                   260,000        7.25% due 8/15/2022.................................      335,085
                                    50,000        6.25% due 8/15/2023.................................       58,537
                                    50,000        6.625% due 2/15/2027................................       61,631
                                                U.S. Treasury Inflation Indexed Bonds:
                                   137,083        3.875% due 1/15/2009................................      173,491
                                   154,789        3.50% due 1/15/2011.................................      155,685
                                                U.S. Treasury Notes:
                                   670,000        7% due 7/15/2006(e).................................      710,357
                                    70,000        6.50% due 2/15/2010.................................       79,250
--------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN U.S. GOVERNMENT OBLIGATIONS
                                                (COST--$1,773,278)--2.2%..............................    1,822,933
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  FACE
STATE                            AMOUNT                            MUNICIPAL BONDS                         VALUE
--------------------------------------------------------------------------------------------------------------------
TEXAS                         US$   20,000      Harris County, Texas, Industrial Development
                                                  Corporation, Solid Waste Disposal Revenue Bonds
                                                  (Deer Park Refining LP), 5.683% due 3/01/2023(c)....  $    20,252
--------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN MUNICIPAL BONDS
                                                (COST--$20,000)--0.0%.................................       20,252
--------------------------------------------------------------------------------------------------------------------
                               BENEFICIAL
                                INTEREST                        SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
                              US$7,041,073      Merrill Lynch Liquidity Series, LLC Cash Sweep Series
                                                  I(f)................................................    7,041,073
--------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                (COST--$7,041,073)--8.5%..............................    7,041,073
--------------------------------------------------------------------------------------------------------------------
                               NUMBER OF
OPTIONS                        CONTRACTS                          OPTIONS PURCHASED
--------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED--0.0%             2+++   London InterBank Offered Rate (LIBOR) Linked Floor,
                                                  expiring April 2005 at 1.50%, Broker JPMorgan Chase
                                                  Bank................................................           20
                                         2+++   Swaption, expiring October 2005 at 5.34%, Broker
                                                  JPMorgan Chase Bank(d)..............................       34,032
--------------------------------------------------------------------------------------------------------------------
                                                TOTAL OPTIONS PURCHASED
                                                (PREMIUMS PAID--$45,840)--0.0%........................       34,052
--------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS
                                                (COST--$78,978,783)--102.4%...........................   84,854,332
--------------------------------------------------------------------------------------------------------------------
                                                                   OPTIONS WRITTEN
--------------------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN--0.1%                2+++   Swaption, expiring October 2005 at 4.84%, Broker
                                                  JPMorgan Chase Bank(d)..............................      (65,573)
--------------------------------------------------------------------------------------------------------------------
                                                TOTAL OPTIONS WRITTEN
                                                (PREMIUMS RECEIVED--$74,600)--0.1%....................      (65,573)
--------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                                  (COST--$78,904,183**)--102.3%.......................   84,788,759
                                                LIABILITIES IN EXCESS OF OTHER ASSETS--(2.3%).........   (1,883,044)
                                                                                                        -----------
                                                NET ASSETS--100.0%....................................  $82,905,715
                                                                                                        ===========
--------------------------------------------------------------------------------------------------------------------

* Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

** The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

-------------------------------------------------------------------------
Aggregate cost, net of options written......................  $79,454,587
                                                              ===========
Gross unrealized appreciation...............................  $ 9,466,483
Gross unrealized depreciation...............................   (4,132,311)
                                                              -----------
Net unrealized appreciation.................................  $ 5,334,172
                                                              ===========
-------------------------------------------------------------------------

+    Non-income producing security.

++ Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

+++  One contract represents a notional amount of $1,000,000.

@ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a)  Depositary Receipts.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c)  Floating rate note.

(d) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

(e) All or a portion of security held as collateral in connection with open financial futures contracts.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

(f) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

-----------------------------------------------------------------------------------------------
                                                                              INTEREST/DIVIDEND
AFFILIATE                                                      NET ACTIVITY        INCOME
-----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $(5,549,397)       $132,945
Merrill Lynch Liquidity Series, LLC Money Market Series.....   $  (316,799)       $     22
Merrill Lynch Premier Institutional Fund....................      (105,601)       $      6
-----------------------------------------------------------------------------------------------

(g)  The security is a perpetual bond and has no definite maturity date.

Financial futures contracts purchased as of December 31, 2004 were as follows:

---------------------------------------------------------------------------
NUMBER OF                               EXPIRATION    FACE      UNREALIZED
CONTRACTS             ISSUE                DATE      VALUE     APPRECIATION
---------------------------------------------------------------------------
    1       2-Year U.S. Treasury Note   March 2005  $209,190     $   403
    2       5-Year U.S. Treasury Note   March 2005  $217,789       1,274
---------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION--NET                               $ 1,677
                                                                 =======
---------------------------------------------------------------------------

Swaps contracts outstanding as of December 31, 2004 were as follows:
--------------------------------------------------------------------------------

                                                                            UNREALIZED
                                                               NOTIONAL    APPRECIATION/
                                                                AMOUNT     DEPRECIATION
----------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the
  Lehman Brothers MBS Fixed Rate Index Total Return and pay
  floating rate based on 1-month USD LIBOR, minus .105%
  Broker, UBS Warburg
  Expires January 2005......................................  $  850,000           --
Receive (pay) a variable return based on the change in the
  Lehman Brothers U.S. Treasury Index Total Return and pay
  floating rate based on 1-month USD LIBOR, minus .20%
  Broker, Lehman Brothers Special Finance
  Expires February 2005.....................................  $1,100,000           --
Receive (pay) a variable return based on the change in the
  Lehman Brothers MBS Fixed Rate Index Total Return and pay
  floating rate based on 1-month USD LIBOR, minus .105%
  Broker, UBS Warburg
  Expires February 2005.....................................  $  900,000           --
Receive (pay) a variable return based on the change in the
  Lehman Brothers MBS Fixed Rate Index Total Return and pay
  floating rate based on 1-month USD LIBOR, minus .125%
  Broker, Lehman Brothers Special Finance
  Expires February 2005.....................................  $  900,000           --
Receive (pay) a variable return based on the change in the
  Lehman Brothers MBS Fixed Rate Index Total Return and pay
  floating rate based on 1-month USD LIBOR, minus .125%
  Broker, Lehman Brothers Special Finance
  Expires March 2005........................................  $  250,000           --
Receive (pay) a variable return based on the change in the
  Lehman Brothers MBS Fixed Rate Index Total Return and pay
  floating rate based on 1-month USD LIBOR, minus .125%
  Broker, Lehman Brothers Special Finance
  Expires March 2005........................................  $  900,000           --
Receive (pay) a variable return based on the change in the
  Lehman Brothers MBS Fixed Rate Index Total Return and pay
  floating rate based on 1-month USD LIBOR, minus .12%
  Broker, UBS Warburg
  Expires April 2005........................................  $  250,000           --
Receive (pay) a variable return based on the change in the
  Lehman Brothers MBS Fixed Rate Index Total Return and pay
  floating rate based on 1-month USD LIBOR, minus .10%
  Broker, UBS Warburg
  Expires June 2005.........................................  $  950,000           --
Receive (pay) a variable return based on the change in the
  Lehman Brothers U.S. Treasury Index Total Return and pay
  floating rate based on 1-month USD LIBOR, minus .15%
  Broker, Lehman Brothers Special Finance
  Expires November 2005.....................................  $1,500,000           --
Bought credit default protection on Aon Corp. Inc and pay
..37%
  Broker, Morgan Stanley Capital Services Inc.
  Expires January 2007......................................  $   50,000      $   148
Receive a floating rate based on 3-month USD LIBOR, and pay
a fixed rate of 2.8025%
  Broker, JP Morgan Chase Bank
  Expires January 2007......................................  $   50,000          617

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                            UNREALIZED
                                                               NOTIONAL    APPRECIATION/
                                                                AMOUNT     DEPRECIATION
----------------------------------------------------------------------------------------
Pay 3.875% on Treasury Inflation Protected Securities (TIPS)
  adjusted principal and receive a fixed rate of 3.401%
  Broker, JP Morgan Chase Bank
  Expires January 2009......................................  $  171,000      $(3,758)
Sold credit default protection on Raytheon Co and receive
..73%
  Broker, JP Morgan Chase Bank
  Expires March 2009........................................  $   30,000         (464)
Bought credit default protection on Boeing Capital Corp. and pay .48%
  Broker, JP Morgan Chase Bank
  Expires March 2009........................................  $   30,000         (393)
Sold credit default protection on J.C. Penney Company, and
  receive 1.27%
  Broker, JP Morgan Chase Bank
  Expires September 2009....................................  $   60,000        1,223
Bought credit default protection on The May Department
Stores Co. and pay .68%
  Broker, JP Morgan Chase Bank
  Expires September 2009....................................  $   60,000         (478)
Sold credit default protection on Nextel Communications Inc.
and receive 1.72%
  Broker, JP Morgan Chase Bank
  Expires September 2009....................................  $   60,000        3,044
Sold credit default protection on Dow Jones CDX North
  America Investment Grade Index Series 2 and receive .60%
  Broker, JP Morgan Chase Bank
  Expires September 2009....................................  $  125,000          888
Sold credit default protection on Dow Jones CDX North
  America Investment Grade High Volatility Index Series 2
  and receive .60%
  Broker, Morgan Stanley Capital Services Inc.
  Expires September 2009....................................  $  150,000        2,109
Sold credit default protection on Dow Jones CDX North
  America Investment Grade Index Series 2 and receive .60%
  Broker, Morgan Stanley Capital Services Inc.
  Expires September 2009....................................  $  250,000        1,308
Bought credit default protection on Hewlett-Packard Co. and
pay .31%
  Broker, Lehman Brothers Special Finance
  Expires December 2009.....................................  $   65,000          414
Bought credit default protection on Petroleos Mexicanos SA
and pay 1.09%
  Broker, Lehman Brothers Special Finance
  Expires December 2009.....................................  $  130,000          802
Sold credit default protection on Computer Associates
  International Inc. and receive .83%
  Broker, Lehman Brothers Special Finance
  Expires December 2009.....................................  $   65,000          756
Sold credit default protection on Mexico Government
  International Bond and receive .92%
  Broker, Lehman Brothers Special Finance
  Expires December 2009.....................................  $  130,000          749
Sold credit default protection on Dow Jones CDX North
  America Investment Grade High Volatility Index and receive
  1.05%
  Broker, HSBC Bank USA
  Expires March 2010........................................  $  190,000          991
Sold credit default protection on Dow Jones CDX North
  America Investment Grade Index Series 3 and receive .50%
  Broker, Morgan Stanley Capital Services Inc.
  Expires March 2010........................................  $  320,000          971
Receive a floating rate based on 3-month USD LIBOR, plus
  .40%, which is capped at a fixed coupon of 7% and pay a
  floating rate based on 3-month USD LIBOR
  Broker, JP Morgan Chase Bank
  Expires August 2010.......................................  $  650,000          310
Receive a floating rate based on 3-month USD LIBOR, plus
  .50%, which is capped at a fixed coupon of 6% until
  11/18/2007 and 6.5% through expiration and pay a floating
  rate based on 3-month USD LIBOR
  Broker, Lehman Brothers Special Finance
  Expires November 2010.....................................  $1,350,000          125

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Schedule of Investments as of December 31, 2004 (concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                            UNREALIZED
                                                               NOTIONAL    APPRECIATION/
                                                                AMOUNT     DEPRECIATION
----------------------------------------------------------------------------------------
Pay 3.50% on TIPS adjusted principal and receive a fixed
rate of 4.17%
  Broker, Morgan Stanley Capital Services Inc.
  Expires January 2011......................................  $  150,000      $(4,840)
Sold credit default protection on Dana Corporation and
receive 1.55%
  Broker, UBS Warburg
  Expires September 2011....................................  $   35,000          505
Sold credit default protection on Dana Corporation and
receive 1.56%
  Broker, UBS Warburg
  Expires September 2011....................................  $   60,000          899
Pay a fixed rate of 4.84% and receive a floating rate based
on 3-month USD LIBOR
  Broker, JP Morgan Chase Bank
  Expires November 2015.....................................  $  308,000        2,237
----------------------------------------------------------------------------------------
TOTAL.......................................................                  $ 8,163
                                                                              =======
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Statement of Assets and Liabilities as of December 31, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$71,891,870)........................................                  $77,779,207
Investments in affiliated securities, at value (identified
  cost--$7,041,073).........................................                    7,041,073
Options purchased, at value (premiums paid--$45,840)........                       34,052
Cash........................................................                          641
Swap premiums paid..........................................                        1,448
Unrealized appreciation on swaps--net.......................                        8,467
Receivables:
  Interest (including $12,941 from affiliates)..............  $    225,353
  Dividends.................................................       134,445
  Swaps.....................................................        54,519
  Securities sold...........................................        28,505
  Variation margin..........................................           422        443,244
                                                              ------------
Prepaid expenses and other assets...........................                          534
                                                                              -----------
Total assets................................................                   85,308,666
                                                                              -----------
------------------------------------------------------------------------------------------
LIABILITIES:
Options written, at value (premiums received--$74,600)......                       65,573
Unrealized depreciation on swaps--net.......................                          304
Payables:
  Securities purchased......................................     2,247,054
  Investment adviser........................................        43,531
  Capital shares redeemed...................................        14,353
  Other affiliates..........................................         1,268      2,306,206
                                                              ------------
Accrued expenses............................................                       30,868
                                                                              -----------
Total liabilities...........................................                    2,402,951
                                                                              -----------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $82,905,715
                                                                              ===========
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $   693,866
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            9
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            9
Paid-in capital in excess of par............................                   89,058,179
Undistributed investment income--net........................  $      1,931
Accumulated realized capital loss--net......................   (12,745,075)
Unrealized appreciation--net................................     5,896,796
                                                              ------------
Total accumulated losses--net...............................                   (6,846,348)
                                                                              -----------
NET ASSETS..................................................                  $82,905,715
                                                                              ===========
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $82,903,579 and 6,938,660
  shares outstanding........................................                  $     11.95
                                                                              ===========
Class II--Based on net assets of $1,068 and 89.422 shares
  outstanding...............................................                  $     11.94
                                                                              ===========
Class III--Based on net assets of $1,068 and 89.422 shares
  outstanding...............................................                  $     11.94
                                                                              ===========
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Statement of Operations for the Year Ended December 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $12,608 foreign withholding tax)..........                $1,109,612
Interest (including $132,945 from affiliates)...............                   953,602
Securities lending--net.....................................                        28
                                                                            ----------
Total income................................................                 2,063,242
                                                                            ----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  470,578
Professional fees...........................................      30,431
Accounting services.........................................      27,891
Pricing services............................................      26,443
Custodian fees..............................................      20,763
Printing and shareholder reports............................       7,386
Directors' fees and expenses................................       5,139
Transfer agent fees.........................................       5,001
Other.......................................................      20,204
                                                              ----------
Total expenses..............................................                   613,836
                                                                            ----------
Investment income--net......................................                 1,449,406
                                                                            ----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................   3,556,366
  Futures contracts and swaps--net..........................     178,285
  Options written...........................................      19,411
  Foreign currency transactions--net........................     (13,066)    3,740,996
                                                              ----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   1,690,826
  Futures contracts and swaps--net..........................      12,324
  Options written...........................................       9,027
  Foreign currency transactions--net........................       5,528     1,717,705
                                                              ----------    ----------
Total realized and unrealized gain--net.....................                 5,458,701
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $6,908,107
                                                                            ==========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2004           2003
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  1,449,406   $  1,792,973
Realized gain (loss)--net...................................     3,740,996     (2,564,700)
Change in unrealized appreciation/depreciation--net.........     1,717,705     18,263,997
                                                              ------------   ------------
Net increase in net assets resulting from operations........     6,908,107     17,492,270
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................    (1,649,964)    (1,950,006)
  Class II..................................................           (21)            --
  Class III.................................................           (21)            --
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................    (1,650,006)    (1,950,006)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (14,790,667)   (14,608,152)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................    (9,532,566)       934,112
Beginning of year...........................................    92,438,281     91,504,169
                                                              ------------   ------------
End of year*................................................  $ 82,905,715   $ 92,438,281
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $      1,931   $    (18,109)
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                     CLASS I
FINANCIAL STATEMENTS.                                     -------------------------------------------------------
                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                    2004        2003        2002        2001        2000
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......................  $ 11.22    $   9.43    $  11.27    $  12.49    $  14.80
                                                          -------    --------    --------    --------    --------
Investment income--net**................................      .19         .20         .27         .28         .34
Realized and unrealized gain (loss)--net................      .78        1.83       (1.81)      (1.20)       (.58)
                                                          -------    --------    --------    --------    --------
Total from investment operations........................      .97        2.03       (1.54)       (.92)       (.24)
                                                          -------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net................................     (.24)       (.24)       (.30)       (.30)       (.38)
  In excess of investment income--net...................       --          --          --          --          --+
  Realized gain--net....................................       --          --          --          --       (1.33)
  In excess of realized gain--net.......................       --          --          --          --        (.36)
                                                          -------    --------    --------    --------    --------
Total dividends and distributions.......................     (.24)       (.24)       (.30)       (.30)      (2.07)
                                                          -------    --------    --------    --------    --------
Net asset value, end of year............................  $ 11.95    $  11.22    $   9.43    $  11.27    $  12.49
                                                          =======    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share......................    8.67%      21.55%     (13.68%)     (7.39%)     (1.68%)
                                                          =======    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................................     .72%        .68%        .66%        .68%        .62%
                                                          =======    ========    ========    ========    ========
Investment income--net..................................    1.69%       2.00%       2.55%       2.42%       2.32%
                                                          =======    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)..................  $82,904    $ 92,438    $ 91,504    $130,504    $133,090
                                                          =======    ========    ========    ========    ========
Portfolio turnover......................................   86.94%     109.21%      32.00%     134.43%      85.30%
                                                          =======    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------

*   Total investment returns exclude insurance-related fees and expenses.

**  Based on average shares outstanding.

+   Amount is less than $(.01) per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                      FOR THE PERIOD
FINANCIAL STATEMENTS.                                          SEPTEMBER 30, 2004+ TO
                                                                  DECEMBER 31, 2004
                                                              -------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       CLASS II        CLASS III
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $ 11.41          $ 11.41
                                                              -------          -------
Investment income--net***...................................      .08              .08
Realized and unrealized gain--net...........................      .69              .69
                                                              -------          -------
Total from investment operations............................      .77              .77
                                                              -------          -------
Less dividends from investment income -- net................     (.24)            (.24)
                                                              -------          -------
Net asset value, end of period..............................  $ 11.94          $ 11.94
                                                              =======          =======
---------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................    6.77%++          6.77%++
                                                              =======          =======
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .72%*            .72%*
                                                              =======          =======
Investment income--net......................................    2.59%*           2.59%*
                                                              =======          =======
---------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $     1          $     1
                                                              =======          =======
Portfolio turnover..........................................   86.94%           86.94%
                                                              =======          =======
---------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. American Balanced V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good

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faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--
Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the

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loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $217,753 has been reclassified between accumulated net realized capital loss and undistributed net investment income and $2,887 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to swap agreements, foreign currency transactions, and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .55% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plan adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the period ended December 31, 2004, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, ("MLPF&S") a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2004, MLIM, LLC received $12 in securities lending agent fees from the Fund.

  For the year ended December 31, 2004, MLPF&S earned $6,512 in commissions in the execution of portfolio security transactions.

  In addition, the Fund reimbursed MLIM $1,788 for certain accounting services for the year ended December 31, 2004.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended December 31, 2004 were $68,572,203 and $79,527,126, respectively.

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  Transactions in options written for the year ended December 31, 2004 were as follows:

-------------------------------------------------------------------
                                               Number of   Premiums
            Call Options Written               Contracts   Received
-------------------------------------------------------------------
Outstanding call options written, beginning
 of year.....................................       --           --
Options written..............................      584     $ 42,777
Options exercised............................      (13)      (4,436)
Options closed...............................       (1)     (19,916)
Options expired..............................     (570)     (18,425)
                                                 -----     --------
Outstanding call options written, end of
 year........................................       --     $     --
                                                 =====     ========
-------------------------------------------------------------------

-------------------------------------------------------------------
                                               Number of   Premiums
             Put Options Written               Contracts   Received
-------------------------------------------------------------------
Outstanding put options written, beginning of
 year........................................      --           --
Options written..............................      30      $84,339
Options exercised............................      (6)      (1,009)
Options expired..............................     (22)      (8,730)
                                                 ----      -------
Outstanding put options written, end of
 year........................................       2      $74,600
                                                 ====      =======
-------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $14,790,667 and $14,608,152 for the years ended December 31, 2004 and December 31, 2003, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................      18,511    $    213,253
Shares issued to shareholders in
 reinvestment of dividends...........     138,188       1,649,964
                                       ----------    ------------
Total issued.........................     156,699       1,863,217
Shares redeemed......................  (1,455,442)    (16,655,926)
                                       ----------    ------------
Net decrease.........................  (1,298,743)   $(14,792,709)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................      14,857    $    149,056
Shares issued to shareholders in
 reinvestment of dividends...........     173,952       1,950,006
                                       ----------    ------------
Total issued.........................     188,809       2,099,062
Shares redeemed......................  (1,651,599)    (16,707,214)
                                       ----------    ------------
Net decrease.........................  (1,462,790)   $(14,608,152)
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------
Class II Shares for the Period                             Dollar
September 30, 2004+ to December 31, 2004    Shares         Amount
--------------------------------------------------------------------
Shares sold...........................            87    $      1,000
Shares issued to shareholders in
 reinvestment of dividends............             2              21
                                          ----------    ------------
Net increase..........................            89    $      1,021
                                          ==========    ============
--------------------------------------------------------------------

+ Commencement of operations.

--------------------------------------------------------------------
Class III Shares for the Period                            Dollar
September 30, 2004+ to December 31, 2004    Shares         Amount
--------------------------------------------------------------------
Shares sold...........................            87    $      1,000
Shares issued to shareholders in
 reinvestment of dividends............             2              21
                                          ----------    ------------
Net increase..........................            89    $      1,021
                                          ==========    ============
--------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:

------------------------------------------------------------------
                                          12/31/2004    12/31/2003
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $  1,650,006   $1,950,006
                                         ------------   ----------
Total taxable distributions............  $  1,650,006   $1,950,006
                                         ============   ==========
------------------------------------------------------------------

As of December 31, 2004, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
 Undistributed ordinary income -- net..............  $     12,562
 Undistributed long-term capital gains -- net......            --
                                                     ------------
 Total undistributed earnings -- net...............        12,562
 Capital loss carryforward.........................   (12,202,360)*
 Unrealized gains -- net...........................     5,343,450**
                                                     ------------
 Total accumulated losses -- net...................  $ (6,846,348)
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2004, the Fund had a net capital loss carryforward of $12,202,360, of which $434,847 expires in 2009, $9,064,537 expires in 2010 and $2,702,976 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures contracts and other book/tax temporary differences.

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch American Balanced V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
MERRILL LYNCH AMERICAN BALANCED V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch American Balanced V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch American Balanced V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 16, 2005

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Basic Value V.I. Fund
December 31, 2004--Annual Report
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 2004, Merrill Lynch Basic Value V.I. Fund's Class I and Class II Shares had total returns of +11.07% and +10.94%, respectively. For the same period, the Standard & Poor's 500 (S&P 500) Barra Value Index returned +15.70% and the Lipper Large Cap Value Funds category had an average return of +11.85%. (Funds in this Lipper category invest in companies considered to be undervalued relative to a major unmanaged stock index.) Since inception (May 25, 2004) through December 31, 2004, the Fund's Class III Shares had a return of +11.08%, compared to a return of +14.02% for the S&P 500 Barra Value Index.

  Conditions in the second half of 2004 were almost the complete opposite of those that characterized the first half of the year. From January through June, the Fund's procyclical bias paid off, as it had in 2003. Areas we had emphasized--including information technology (IT), consumer discretionary, materials and industrials--all outperformed. However, the second half of 2004 was nothing like the prior 18 months.

  Gross domestic product growth had slowed from 4% in the first quarter of 2004 to 3.4% in the second quarter. This, coupled with election uncertainties, terrorism fears (particularly surrounding the Olympics and the national party conventions) and high oil prices amid rising interest rates, began to weigh heavily on investors' minds in the final six months of the year. We began to see the effects of investor caution and a slowing economy play out in the portfolio.

  The IT sector suffered the most in the economic slowdown and, in fact, was the second-worst performing sector among the 10 in the S&P 500 for all of 2004. Despite the outperformance in the first half of the year, IT had the greatest negative impact on the Fund's relative results for the 12 months as a whole. IT stocks that detracted the most were 3Com Corp., Unisys Corp. and LSI Logic Corp. Materials, another cyclical sector, also was hurt in the second half of 2004. Our investment in Alcoa, Inc. was the leading detractor in the materials sector over the 12-month period.

  In health care, our overweight position in Merck & Co., Inc., albeit small, hampered relative results as the company encountered trouble with Vioxx, its blockbuster arthritis-pain medication. We immediately liquidated our position in Merck following the drug's recall, although the stock declined 30% in just one day.

  A significant bright spot during the year was our position in energy, an area we had overweighted for some time. As our view on energy played out, this sector contributed meaningfully to the Fund's relative returns. In particular, the bulk of the outperformance came from names in the oil services subsector, as the price of oil skyrocketed to $56 per barrel in October. The Fund's investments in the consumer discretionary sector also contributed positively to performance, led by Toys "R" Us, Inc.

PORTFOLIO MATTERS

  As mentioned in our last report to shareholders, we expected that 2004 would be a transition year for the market and started making changes to the portfolio that reflected this view. Typically, as the economic cycle progresses, we reach a point where small and mid cap stocks are no longer outperforming large cap stocks, as they often do in the first year of a recovery. Some of the defensive areas of the market also start to outperform as investors begin to shift their focus from smaller cap and higher risk to larger cap and lower risk.

  With this view in mind, we began moving upward in market capitalization size, while also decreasing the Fund's beta (a measure of risk) and increasing portfolio diversification. At the same time, we began to trim some of the economically sensitive stocks that performed so well in 2003 and early 2004 in favor of more safe-haven names. This involved reducing our exposure to the IT, industrials and materials sectors while increasing positions in consumer staples and utilities to take advantage of what we expect will be a slower year for the economy.

  We maintained our weighting in financials, but have been particular in the types of financial stocks we own. Currently, the portfolio is geared more toward brokers and the financial markets rather than companies whose fortunes rely on the mortgage market. The yield curve is flattening, and we believe this is going to hurt regional banks whose business depends on interest margin.

  We began to take profits in energy, although the Fund remained overweight in this sector at period-end. For the most part, our thesis on oil

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has played out, and an industry group that once had no expectations now has high expectations built in. As contrarian investors, we like to sell on lofty expectations and when valuations are becoming less attractive. Although we still expect a period of high oil and natural gas prices, we do not think it makes sense, from a valuation perspective, to overweight the energy sector.

  One area that did not perform as we had expected in 2004, but that could be well-positioned for outperformance in 2005, is media. As economic activity improved, we expected that advertising spending would follow suit. Although this did not happen, we believe media companies could begin to look very attractive as earnings begin to slow in other industries.

  Stocks added to the portfolio over the past 12 months included Abbott Laboratories and GlaxoSmithKline Plc in health care; Public Service Gas & Electric and Southern Company in utilities; XL Capital Assurance Inc., Bank of New York Co., Inc. and Goldman Sachs Group, Inc. in financials; Albertson's, Inc. in consumer staples; General Electric Company in industrials; and Seagate Technology LLC, Electronic Data Systems Corp. and Nokia Oyj in IT.

  Individual sales during the period included Kerr-McGee Corporation, Unocal Corporation, U.S. Bancorp, Bristol-Myers Squibb Company, National Semiconductor Corporation, Phelps Dodge Corporation and Daimler Chrysler AG, all of which performed well. We also sold Merck, for reasons mentioned earlier, and Aon Corporation, a leading insurance brokerage that was targeted in the insurance industry investigation this past year.

YEAR-END POSITION

  At the close of the period, the portfolio was overweight versus the S&P 500 Barra Value Index in consumer staples, information technology, energy, industrials and materials. We had underweights in financials, health care, telecommunication services, consumer discretionary and utilities.

  On balance, 2004 was a fairly normal year within the context of history and given what we would expect for the second year of an economic recovery. Entering 2005, the main questions will center on the pace of economic growth, the number and magnitude of Federal Reserve Board interest rate hikes, and the direction of energy prices. Working in favor of the market are healthy corporate balance sheets and low absolute levels of interest rates and inflation. These positives are offset by widening budget, trade and current account deficits, along with historically high valuations for U.S. equities. At this point in the cycle, it appears that earnings growth rates have peaked, making it more difficult for U.S. companies to achieve the level of earnings growth they have enjoyed over the past two years. As a result, we would expect larger, blue-chip companies with more stable earnings prospects to outperform small and midsize companies in the new year.

  As mentioned, we have started to position the portfolio with this view in mind, although we remain cognizant that 2005 is likely to be a much tougher year for the market. In this environment, we continue to emphasize proper diversification and risk management as we search for undervalued companies that we believe have the potential to offer shareholders significant value over a three-year time horizon.

IN CONCLUSION

  We thank you for your continued investment in Merrill Lynch Basic Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your future investment needs.

Sincerely,

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers

/s/ Kevin M. Rendino
Kevin M. Rendino
Vice President and Co-Portfolio Manager

/s/ Robert J. Martorelli
Robert J. Martorelli
Vice President and Co-Portfolio Manager

January 14, 2005

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Basic Value V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

                                                MERRILL LYNCH BASIC VALUE
                                                   V.I. FUND+--CLASS I        STANDARD & POOR'S 500        S&P 500 BARRA VALUE
                                                         SHARES*                     INDEX++                    INDEX+++
                                                -------------------------     ---------------------        -------------------
12/94                                                     10000                       10000                       10000
12/95                                                     12549                       13758                       13700
12/96                                                     15145                       16917                       16713
12/97                                                     18268                       22561                       21724
12/98                                                     19993                       29008                       24912
12/99                                                     24215                       35112                       28082
12/00                                                     27278                       31915                       29789
12/01                                                     28439                       28122                       26301
12/02                                                     23386                       21907                       20817
12/03                                                     31159                       28190                       27434
12/04                                                     34608                       31258                       31743

                                                MERRILL LYNCH BASIC VALUE
                                                  V.I. FUND+--CLASS II        STANDARD & POOR'S 500        S&P 500 BARRA VALUE
                                                         SHARES*                     INDEX++                    INDEX+++
                                                -------------------------     ---------------------        -------------------
11/03/97                                                  10000                       10000                       10000
12/97                                                      9969                       10366                       10353
12/98                                                     10894                       13329                       11872
12/99                                                     13178                       16133                       13383
12/00                                                     14821                       14664                       14197
12/01                                                     15422                       12921                       12534
12/02                                                     12662                       10066                        9921
12/03                                                     16847                       12953                       13074
12/04                                                     18690                       14362                       15128

                                                MERRILL LYNCH BASIC VALUE
                                                  V.I. FUND+--CLASS III       STANDARD & POOR'S 500        S&P 500 BARRA VALUE
                                                         SHARES*                     INDEX++                    INDEX+++
                                                -------------------------     ---------------------        -------------------
5/25/04                                                   10000                       10000                       10000
12/04                                                     11108                       11005                       11402

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A and Class B Shares were redesignated Class I and Class II Shares.
**  Commencement of operations.
+ The Fund invests primarily in equities that Fund management believes are undervalued.
++ This unmanaged index is a capitalization-weighted index of those stocks in the S&P 500 Index that have lower price-to-book ratios.
+++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

    Past results shown should not be considered a representation of future performance.

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Basic Value V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/04                                          +11.07%
--------------------------------------------------------------------------
Five Years Ended 12/31/04                                        + 7.40
--------------------------------------------------------------------------
Ten Years Ended 12/31/04                                         +13.22
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Basic Value V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/04                                          +10.94%
--------------------------------------------------------------------------
Five Years Ended 12/31/04                                        + 7.24
--------------------------------------------------------------------------
Inception (11/03/97) through 12/31/04                            + 9.13
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Basic Value V.I. Fund
Aggregate Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (5/25/04) through 12/31/04                             +11.08%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Basic Value V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2004                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  + 5.68%        +11.07%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 + 5.61         +10.94
-----------------------------------------------------------------------------------------
Class III Shares*                                                + 5.61             --
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               + 7.19         +10.88
-----------------------------------------------------------------------------------------
S&P 500 Barra Value Index***                                     +11.08         +15.70
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Class III Shares commenced operations on 5/25/2004.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 25% of NYSE issues.

*** This unmanaged Index is a capitalization-weighted index of those stocks in the S&P 500 Index that have lower price-to-book ratios.

    Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Basic Value V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004 is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                EXPENSES PAID
                                                         BEGINNING            ENDING          DURING THE PERIOD*
                                                       ACCOUNT VALUE       ACCOUNT VALUE         JULY 1, 2004
                                                        JULY 1, 2004     DECEMBER 31, 2004   TO DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------
ACTUAL
-----------------------------------------------------------------------------------------------------------------
Class I                                                    $1,000            $1,056.80              $3.46
-----------------------------------------------------------------------------------------------------------------
Class II                                                   $1,000            $1,056.10              $4.24
-----------------------------------------------------------------------------------------------------------------
Class III                                                  $1,000            $1,056.10              $4.75
-----------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
-----------------------------------------------------------------------------------------------------------------
Class I                                                    $1,000            $1,021.77              $3.40
-----------------------------------------------------------------------------------------------------------------
Class II                                                   $1,000            $1,021.01              $4.17
-----------------------------------------------------------------------------------------------------------------
Class III                                                  $1,000            $1,020.51              $4.67
-----------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.67% for Class I, .82% for Class II and .92% for Class
    III), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 366.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Basic Value V.I. Fund
Portfolio Information as of December 31, 2004
--------------------------------------------------------------------------------

                                                                 PERCENT OF
                                                                   TOTAL
INVESTMENT CATEGORY                                             INVESTMENTS
------------------------------------------------------------------------------
Low Price-to-Book Value.....................................        32.8%
Below-Average Price Earnings/Ratio..........................        27.9
Above-Average Yield.........................................        25.5
Special Situations..........................................         3.6
Other*......................................................        10.2
------------------------------------------------------------------------------

(++)    Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Basic Value V.I. Fund
Schedule of Investments as of December 31, 2004
--------------------------------------------------------------------------------

                                   SHARES                                                                       PERCENT OF
INDUSTRY(++)                        HELD                        COMMON STOCKS                      VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD
--------------------------------------------------------------------------------------------------------------------------
METALS & MINING                      673,200      Alcoa, Inc. .............................    $   21,151,944       1.6%
CAPITAL MARKETS                      647,400      The Bank of New York Co., Inc. ..........        21,636,108       1.6
FOOD PRODUCTS                        295,100      ConAgra Foods, Inc.(d)...................         8,690,695       0.6
MEDIA                                 54,400      Dow Jones & Co., Inc. ...................         2,342,464       0.2
CHEMICALS                            504,600      EI Du Pont de Nemours & Co. .............        24,750,630       1.8
OIL & GAS                            835,200      Exxon Mobil Corp. .......................        42,812,352       3.2
INDUSTRIAL CONGLOMERATES             844,200      General Electric Co......................        30,813,300       2.3
FOOD PRODUCTS                        282,300      General Mills, Inc.(d) ..................        14,033,133       1.0
PERSONAL PRODUCTS                    472,800      The Gillette Co. ........................        21,171,984       1.6
PHARMACEUTICALS                      346,500      GlaxoSmithKline Plc(a)...................        16,420,635       1.2
AEROSPACE & DEFENSE                  423,400      Goodrich Corp. ..........................        13,819,776       1.0
AEROSPACE & DEFENSE                  519,100      Honeywell International, Inc. ...........        18,381,331       1.4
DIVERSIFIED FINANCIAL SERVICES       608,876      JPMorgan Chase & Co. ....................        23,752,253       1.8
CAPITAL MARKETS                      696,900      Mellon Financial Corp. ..................        21,680,559       1.6
OIL & GAS                            241,900      Royal Dutch Petroleum Co. ...............        13,880,222       1.0
DIVERSIFIED TELECOMMUNICATION        607,100      SBC Communications, Inc. ................        15,644,967       1.2
SERVICES
FOOD PRODUCTS                        321,700      Sara Lee Corp. ..........................         7,765,838       0.6
ELECTRIC UTILITIES                   134,700      The Southern Co. ........................         4,515,144       0.3
DIVERSIFIED TELECOMMUNICATION        413,200      Verizon Communications, Inc. ............        16,738,732       1.2
SERVICES
COMMERCIAL BANKS                     379,900      Wachovia Corp. ..........................        19,982,740       1.5
                                                                                               --------------     -----
                                                                                                  359,984,807      26.7
--------------------------------------------------------------------------------------------------------------------------
BELOW-AVERAGE PRICE EARNINGS/RATIO
--------------------------------------------------------------------------------------------------------------------------
INSURANCE                            182,800      ACE Ltd. ................................         7,814,700       0.6
INSURANCE                            281,100      The Allstate Corp........................        14,538,492       1.1
INSURANCE                            446,700      American International Group, Inc. ......        29,334,789       2.2
HEALTH CARE PROVIDERS &              136,100      AmerisourceBergen Corp. .................         7,986,348       0.6
SERVICES
COMMERCIAL BANKS                     531,400      Bank of America Corp. ...................        24,970,486       1.8
HEALTH CARE EQUIPMENT &              520,400      Baxter International, Inc. ..............        17,974,616       1.3
SUPPLIES
DIVERSIFIED FINANCIAL SERVICES       982,320      Citigroup, Inc. .........................        47,328,178       3.5
BEVERAGES                            566,000      Coca-Cola Enterprises, Inc. .............        11,801,100       0.9
SPECIALTY RETAIL                   1,303,900      Foot Locker, Inc. .......................        35,114,027       2.6
CAPITAL MARKETS                      128,900      Goldman Sachs Group, Inc.(d).............        13,410,756       1.0
ENERGY EQUIPMENT & SERVICES          863,900      +Grant Prideco, Inc.(d)..................        17,321,195       1.3
COMPUTERS & PERIPHERALS            1,555,931      Hewlett-Packard Co. .....................        32,627,873       2.4
HOUSEHOLD DURABLES                   662,400      Koninklijke Philips Electronics NV(d)....        17,553,600       1.3
HOTELS, RESTAURANTS & LEISURE        467,400      McDonald's Corp. ........................        14,984,844       1.1
CAPITAL MARKETS                      562,900      Morgan Stanley...........................        31,252,208       2.3
PHARMACEUTICALS                      681,900      Schering-Plough Corp. ...................        14,238,072       1.1
FOOD PRODUCTS                        338,300      Unilever NV(a)...........................        22,567,993       1.7
IT SERVICES                        3,304,500      +Unisys Corp. ...........................        33,639,810       2.5
                                                                                               --------------     -----
                                                                                                  394,459,087      29.3
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Basic Value V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)
--------------------------------------------------------------------------------

                                   SHARES                                                                       PERCENT OF
INDUSTRY(++)                        HELD                        COMMON STOCKS                      VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
LOW PRICE-TO-BOOK VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT           2,779,500      +3Com Corp. .............................    $   11,590,515       0.9%
SEMICONDUCTORS & SEMICONDUCTOR       301,100      +Advanced Micro Devices, Inc.(d).........         6,630,222       0.5
EQUIPMENT
ELECTRONIC EQUIPMENT &               486,700      +Agilent Technologies, Inc.(d)...........        11,729,470       0.9
INSTRUMENTS
FOOD & STAPLES RETAILING             468,600      Albertson's, Inc.(d).....................        11,190,168       0.8
OIL & GAS                            215,500      Anadarko Petroleum Corp. ................        13,966,555       1.0
AEROSPACE & DEFENSE                  171,600      Boeing Co. ..............................         8,883,732       0.7
SOFTWARE                           1,260,100      +Borland Software Corp. .................        14,717,968       1.1
MEDIA                                719,500      +Comcast Corp. Special Class A...........        23,628,380       1.7
MACHINERY                            253,600      Deere & Co. .............................        18,867,840       1.4
ENERGY EQUIPMENT & SERVICES          459,600      Diamond Offshore Drilling(d).............        18,406,980       1.4
IT SERVICES                          294,900      Electronic Data Systems Corp. ...........         6,812,190       0.5
ENERGY EQUIPMENT & SERVICES          832,900      GlobalSantaFe Corp.(d)...................        27,577,319       2.0
INSURANCE                            205,200      Hartford Financial Services Group,
                                                    Inc. ..................................        14,222,412       1.1
PAPER & FOREST PRODUCTS              389,000      International Paper Co. .................        16,338,000       1.2
HOUSEHOLD PRODUCTS                   497,000      Kimberly-Clark Corp. ....................        32,707,570       2.4
SEMICONDUCTORS & SEMICONDUCTOR     3,117,800      +LSI Logic Corp. ........................        17,085,544       1.3
EQUIPMENT
MEDIA                              2,419,228      +Liberty Media Corp. Class A.............        26,563,123       2.0
COMMUNICATIONS EQUIPMENT           2,146,980      +Lucent Technologies, Inc.(d)............         8,072,645       0.6
COMMUNICATIONS EQUIPMENT             515,670      Motorola, Inc. ..........................         8,869,524       0.7
ROAD & RAIL                          628,800      Norfolk Southern Corp. ..................        22,756,272       1.7
AEROSPACE & DEFENSE                  761,400      Raytheon Co. ............................        29,565,162       2.2
INSURANCE                            716,008      The St. Paul Travelers Cos., Inc.(d).....        26,542,416       2.0
MEDIA                              1,348,700      +Time Warner, Inc. ......................        26,218,728       1.9
MEDIA                                745,900      Viacom, Inc. Class B.....................        27,143,301       2.0
MEDIA                                596,600      Walt Disney Co. .........................        16,585,480       1.2
PAPER & FOREST PRODUCTS              237,600      Weyerhaeuser Co.(d)......................        15,971,472       1.2
                                                                                               --------------     -----
                                                                                                  462,642,988      34.4
--------------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS
--------------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS              224,010      International Business Machines Corp. ...        22,082,906       1.6
COMPUTERS & PERIPHERALS              915,000      +Seagate Technology......................        15,802,050       1.2
DIVERSIFIED TELECOMMUNICATION        522,000      Sprint Corp. ............................        12,971,700       1.0
SERVICES
                                                                                               --------------     -----
                                                                                                   50,856,656       3.8
--------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS
                                                  (COST--$1,059,209,177)...................     1,267,943,538      94.2
--------------------------------------------------------------------------------------------------------------------------
                   SHARES
                    HELD                                         WARRANTS(E)
--------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT              25,428      Lucent Technologies, Inc.................            39,922       0.0
--------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL WARRANTS (COST--$42,211)...........            39,922       0.0
--------------------------------------------------------------------------------------------------------------------------
                 BENEFICIAL
                  INTEREST                                  SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------------
                                 $62,143,856      Merrill Lynch Liquidity Series, LLC Cash
                                                    Sweep Series I(b)......................        62,143,856       4.6
                                  81,474,000      Merrill Lynch Liquidity Series, LLC Money
                                                    Market Series(b)(c)....................        81,474,000       6.1
--------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL SHORT-TERM SECURITIES
                                                  (COST--$143,617,856).....................       143,617,856      10.7
--------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS
                                                  (COST--$1,202,869,244*)..................     1,411,601,316     104.9
                                                  LIABILITIES IN EXCESS OF OTHER ASSETS....       (65,933,993)     (4.9)
                                                                                               --------------     -----
                                                  NET ASSETS...............................    $1,345,667,323     100.0%
                                                                                               ==============     =====
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Basic Value V.I. Fund
Schedule of Investments as of December 31, 2004 (concluded)
--------------------------------------------------------------------------------

+    Non-income producing security.
++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

* The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

----------------------------------------------------------------------------
Aggregate cost..............................................  $1,216,796,028
                                                              --------------
Gross unrealized appreciation...............................  $  219,118,805
Gross unrealized depreciation...............................     (24,313,517)
                                                              --------------
Net unrealized appreciation.................................  $  194,805,288
                                                              ==============
----------------------------------------------------------------------------

(a)  Depositary Receipts.
(b) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

----------------------------------------------------------------------------------------------
                                                                             INTEREST/DIVIDEND
AFFILIATE                                                     NET ACTIVITY        INCOME
----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $ (2,096,744)      $580,147
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $(67,455,525)      $105,550
Merrill Lynch Premier Institutional Fund....................   (49,643,175)      $ 13,767
----------------------------------------------------------------------------------------------

(c)  Security was purchased with the cash proceeds from securities loans.

(d)  Security, or a portion of security, is on loan.

(e) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Basic Value V.I. Fund
Statement of Assets and Liabilities as of December 31, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $79,266,351)
  (identified cost--$1,059,251,388).........................                 $1,267,983,460
Investments in affiliated securities, at value (identified
  cost--$143,617,856).......................................                    143,617,856
Receivables:
  Capital shares sold.......................................  $ 13,153,355
  Dividends.................................................     1,908,442
  Securities sold...........................................     1,792,500
  Interest from affiliates..................................        87,630
  Securities lending........................................         5,994       16,947,921
                                                              ------------
Prepaid expenses............................................                          8,166
                                                                             --------------
Total assets................................................                  1,428,557,403
                                                                             --------------

-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                     81,474,000
Payables:
  Investment adviser........................................       758,112
  Capital shares redeemed...................................       449,253
  Custodian bank............................................        39,902
  Other affiliates..........................................         7,515
  Distributor...............................................         5,199        1,259,981
                                                              ------------
Accrued expenses............................................                        156,099
                                                                             --------------
Total liabilities...........................................                     82,890,080
                                                                             --------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $1,345,667,323
                                                                             ==============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 300,000,000
  shares authorized.........................................                 $    8,317,079
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                        235,504
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                         17,404
Paid-in capital in excess of par............................                  1,134,444,816
Undistributed investment income--net........................  $      7,376
Accumulated realized capital losses--net....................    (6,086,928)
Unrealized appreciation--net................................   208,732,072
                                                              ------------
Total accumulated earnings--net.............................                    202,652,520
                                                                             --------------
NET ASSETS..................................................                 $1,345,667,323
                                                                             ==============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $1,306,051,098 and
  83,170,790 shares outstanding.............................                 $        15.70
                                                                             ==============
Class II--Based on net assets of $36,886,254 and 2,355,037
  shares outstanding........................................                 $        15.66
                                                                             ==============
Class III--Based on net assets of $2,729,971 and 174,038
  shares outstanding........................................                 $        15.69
                                                                             ==============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Basic Value V.I. Fund
Statement of Operations for the Year Ended December 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $308,615 foreign withholding tax).........                $ 22,331,965
Interest from affiliates....................................                     580,147
Securities lending--net.....................................                     119,317
                                                                            ------------
Total income................................................                  23,031,429
                                                                            ------------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 7,869,957
Accounting services.........................................      442,467
Printing and shareholder reports............................      147,646
Custodian fees..............................................       80,540
Directors' fees and expenses................................       74,249
Professional fees...........................................       70,283
Distribution fees--Class II.................................       55,092
Transfer agent fees--Class I................................        4,858
Distribution fees--Class III................................        1,802
Pricing services............................................        1,384
Transfer agent fees--Class II...............................          140
Transfer agent fees--Class III..............................            3
Other.......................................................       43,779
                                                              -----------
Total expenses..............................................                   8,792,200
                                                                            ------------
Investment income--net......................................                  14,239,229
                                                                            ------------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN--NET:
Realized gain on investments--net...........................                  69,831,058
Change in unrealized appreciation on investments--net.......                  54,112,760
                                                                            ------------
Total realized and unrealized gain--net.....................                 123,943,818
                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $138,183,047
                                                                            ============
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Basic Value V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                       FOR THE YEAR ENDED
                                                                          DECEMBER 31,
                                                                --------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                   2004              2003
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $   14,239,229    $   13,292,683
Realized gain (loss)--net...................................        69,831,058       (32,094,141)
Change in unrealized appreciation--net......................        54,112,760       358,414,414
                                                                --------------    --------------
Net increase in net assets resulting from operations........       138,183,047       339,612,956
                                                                --------------    --------------
------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................       (13,850,971)      (13,094,662)
  Class II..................................................          (341,712)         (333,589)
  Class III.................................................           (27,341)               --
Realized gain--net:
  Class I...................................................        (1,942,790)               --
  Class II..................................................           (55,657)               --
  Class III.................................................            (4,087)               --
                                                                --------------    --------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................       (16,222,558)      (13,428,251)
                                                                --------------    --------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................      (120,873,796)      (66,202,415)
                                                                --------------    --------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................         1,086,693       259,982,290
Beginning of year...........................................     1,344,580,630     1,084,598,340
                                                                --------------    --------------
End of year*................................................    $1,345,667,323    $1,344,580,630
                                                                ==============    ==============
------------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................    $        7,376    $      (15,306)
                                                                ==============    ==============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Basic Value V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                     CLASS I
FINANCIAL STATEMENTS.                                  --------------------------------------------------------------
                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                   2004         2003         2002         2001         2000
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...................  $    14.31   $    10.85   $    13.47   $    13.71   $    13.60
                                                       ----------   ----------   ----------   ----------   ----------
Investment income--net**.............................         .16          .14          .12          .14          .24
Realized and unrealized gain (loss)--net.............        1.42         3.47        (2.48)         .44         1.41
                                                       ----------   ----------   ----------   ----------   ----------
Total from investment operations.....................        1.58         3.61        (2.36)         .58         1.65
                                                       ----------   ----------   ----------   ----------   ----------
Less dividends and distributions:
  Investment income--net.............................        (.17)        (.15)        (.13)        (.13)        (.24)
  Realized gain--net.................................        (.02)          --         (.13)        (.69)       (1.30)
                                                       ----------   ----------   ----------   ----------   ----------
Total dividends and distributions....................        (.19)        (.15)        (.26)        (.82)       (1.54)
                                                       ----------   ----------   ----------   ----------   ----------
Net asset value, end of year.........................  $    15.70   $    14.31   $    10.85   $    13.47   $    13.71
                                                       ==========   ==========   ==========   ==========   ==========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...................      11.07%       33.23%      (17.77%)       4.26%       12.65%
                                                       ==========   ==========   ==========   ==========   ==========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................        .66%         .67%         .67%         .68%         .65%
                                                       ==========   ==========   ==========   ==========   ==========
Investment income--net...............................       1.09%        1.17%        1.02%        1.00%        1.75%
                                                       ==========   ==========   ==========   ==========   ==========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...............  $1,306,051   $1,306,427   $1,051,063   $1,310,134   $1,179,853
                                                       ==========   ==========   ==========   ==========   ==========
Portfolio turnover...................................      47.48%       24.57%       41.31%       61.04%       67.31%
                                                       ==========   ==========   ==========   ==========   ==========
---------------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.

** Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Basic Value V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                    CLASS II
FINANCIAL STATEMENTS.                                         -----------------------------------------------
                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                        2004      2003      2002      2001      2000
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................  $ 14.27   $ 10.82   $ 13.43   $ 13.68   $ 13.58
                                                              -------   -------   -------   -------   -------
Investment income--net**....................................      .14       .12       .11       .11       .22
Realized and unrealized gain (loss)--net....................     1.42      3.46     (2.48)      .45      1.40
                                                              -------   -------   -------   -------   -------
Total from investment operations............................     1.56      3.58     (2.37)      .56      1.62
                                                              -------   -------   -------   -------   -------
Less dividends and distributions:
  Investment income--net....................................     (.15)     (.13)     (.11)     (.12)     (.22)
  Realized gain--net........................................     (.02)       --      (.13)     (.69)    (1.30)
                                                              -------   -------   -------   -------   -------
Total dividends and distributions...........................     (.17)     (.13)     (.24)     (.81)    (1.52)
                                                              -------   -------   -------   -------   -------
Net asset value, end of year................................  $ 15.66   $ 14.27   $ 10.82   $ 13.43   $ 13.68
                                                              =======   =======   =======   =======   =======
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................   10.94%    33.05%   (17.89%)    4.05%    12.46%
                                                              =======   =======   =======   =======   =======
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .81%      .82%      .82%      .83%      .80%
                                                              =======   =======   =======   =======   =======
Investment income--net......................................     .94%     1.02%      .87%      .85%     1.60%
                                                              =======   =======   =======   =======   =======
-------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................  $36,886   $38,154   $33,535   $46,031   $34,587
                                                              =======   =======   =======   =======   =======
Portfolio turnover..........................................   47.48%    24.57%    41.31%    61.04%    67.31%
                                                              =======   =======   =======   =======   =======
-------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.

** Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Basic Value V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                   CLASS III
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  --------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                    FOR THE PERIOD
FINANCIAL STATEMENTS.                                          MAY 25, 2004 @ TO
INCREASE (DECREASE) IN NET ASSET VALUE:                        DECEMBER 31, 2004
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................         $14.29
                                                                     ------
Investment income--net**....................................            .08
Realized and unrealized gain--net...........................           1.50
                                                                     ------
Total from investment operations............................           1.58
                                                                     ------
Less dividends and distributions:
  Investment income--net....................................           (.16)
  Realized gain--net........................................           (.02)
                                                                     ------
Total dividends and distributions...........................           (.18)
                                                                     ------
Net asset value, end of period..............................         $15.69
                                                                     ======
----------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................         11.08%++
                                                                     ======
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................           .92%***
                                                                     ======
Investment income--net......................................           .89%***
                                                                     ======
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................         $2,730
                                                                     ======
Portfolio turnover..........................................         47.48%
                                                                     ======
----------------------------------------------------------------------------------

*   Total investment returns exclude insurance-related fees and expenses.

**  Based on average shares outstanding.

*** Annualized.

@   Commencement of operations.

@@  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Basic Value V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Basic Value V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I Shares, Class II Shares and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gain and loss are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be

--------------------------------------------------------------------------------

valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from an unprojected payment of redemptions.

  (i) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $3,477 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to nondeductible expenses. This reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general

--------------------------------------------------------------------------------

partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plans adopted by the Company, pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.
  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of December 31, 2004, the Fund lent securities with a value of $22,374,271 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2004, MLIM, LLC received $51,826 in securities lending agent fees from the Fund.

  In addition, for the year ended December 31, 2004, MLPF&S earned $271,049 in commissions on the execution of portfolio security transactions.
  In addition, the Fund reimbursed MLIM $27,278 for certain accounting services for the year ended December 31, 2004.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2004 were $599,852,606 and $728,018,272, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $120,873,796 and $66,202,415 for the years ended December 31, 2004 and December 31, 2003, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2004                      Shares          Amount
-----------------------------------------------------------------
Shares sold........................    4,614,873    $  68,622,132
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.....................    1,005,972       15,793,761
                                     -----------    -------------
Total issued.......................    5,620,845       84,415,893
Shares redeemed....................  (13,769,347)    (203,215,728)
                                     -----------    -------------
Net decrease.......................   (8,148,502)   $(118,799,835)
                                     ===========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2003                      Shares          Amount
-----------------------------------------------------------------
Shares sold........................    4,319,589    $  51,652,267
Shares issued to shareholders in
 reinvestment of dividends.........      918,683       13,094,662
                                     -----------    -------------
Total issued.......................    5,238,272       64,746,929
Shares redeemed....................  (10,790,122)    (125,796,320)
                                     -----------    -------------
Net decrease.......................   (5,551,850)   $ (61,049,391)
                                     ===========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                      Dollar
December 31, 2004                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................    17,365    $   250,615
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................    25,374        397,369
                                          --------    -----------
Total issued............................    42,739        647,984
Shares redeemed.........................  (361,452)    (5,293,175)
                                          --------    -----------
Net decrease............................  (318,713)   $(4,645,191)
                                          ========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                      Dollar
December 31, 2003                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................    45,421    $   536,990
Shares issued to shareholders in
 reinvestment of dividends..............    23,472        333,589
                                          --------    -----------
Total issued............................    68,893        870,579
Shares redeemed.........................  (493,165)    (6,023,603)
                                          --------    -----------
Net decrease............................  (424,272)   $(5,153,024)
                                          ========    ===========
-----------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Period                         Dollar
May 25, 2004+ to December 31, 2004         Shares       Amount
-----------------------------------------------------------------
Shares sold.............................   178,094    $ 2,628,805
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................     2,004         31,428
                                          --------    -----------
Total issued............................   180,098      2,660,233
Shares redeemed.........................    (6,060)       (89,003)
                                          --------    -----------
Net increase............................   174,038    $ 2,571,230
                                          ========    ===========
-----------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

------------------------------------------------------------------
                                          12/31/04      12/31/03
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $14,220,024   $13,428,251
 Net long-term capital gains...........    2,002,534            --
                                         -----------   -----------
Total taxable distributions............  $16,222,558   $13,428,251
                                         ===========   ===========
------------------------------------------------------------------

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net.................  $  6,263,950
Undistributed long-term capital gains--net.........     1,583,282
                                                     ------------
Total undistributed earnings--net..................     7,847,232
Capital loss carryforward..........................            --
Unrealized gains--net..............................   194,805,288*
                                                     ------------
Total accumulated earnings--net....................  $202,652,520
                                                     ============
-----------------------------------------------------------------

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Basic Value V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
MERRILL LYNCH BASIC VALUE V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Basic Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Basic Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 16, 2005

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
December 31, 2004--Annual Report
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  As the year began, the prospects for economic growth were relatively optimistic. With the exception of the employment sector, the leading economic indicators were strong. Gross domestic product (GDP) grew at an annualized rate of 4.5% in the first quarter of 2004. In April, the employment picture began to brighten with the first in a series of surprisingly robust payroll reports. Along with the economic optimism came fears of inflation. In response, the Federal Reserve Board (the Fed) began raising interest rates with a 25 basis point (.25%) hike in June. Despite the Fed's apparent confidence in the economy, investors remained cautious in the face of election uncertainties, high oil prices and continued upheaval in Iraq. GDP grew 3.3% in the second quarter before reaccelerating to 4% in the third quarter and an estimated 3.5%-4% in the fourth quarter. The Fed continued to raise interest rates at a measured pace with 25 basis point hikes in August, September, November and December, bringing the federal funds rate to 2.25% by period-end.

  Against this backdrop, yields were volatile as investors sought to interpret economic data and anticipate Fed moves. Although 10-year Treasury note yields did not change dramatically over the year, we saw a considerable amount of volatility. For example, the 10-year Treasury yield stood at 4.27% on December 31, 2003, hit a low of 3.70% in March and then a high of 4.87% in June before retracing to 4.24% by December 31, 2004.

  In general, investors continued to be rewarded for taking on risk. The Credit Suisse First Boston High Yield Index provided a 12-month return of +11.95% as of December 31, 2004, while the Lehman Brothers Aggregate Bond Index returned a more modest +4.34%. During the 12-month period, spreads to U.S. Treasury issues tightened across most non-Treasury asset classes. Spreads on high yield securities, for example, tightened by approximately 100 basis points, while spreads on lower-quality investment grade corporate bonds, such as BBB-rated issues, tightened by 20 basis points. We maintained a 15% overweight to spread sectors throughout the year. This included above-average exposure to both investment grade and high yield corporate bonds as well as commercial mortgage-backed securities (CMBS).

  For the 12-month period ended December 31, 2004, Merrill Lynch Core Bond V.I. Fund's Class I Shares had a total return of +4.51%, slightly ahead of the +4.34% return of the benchmark Lehman Brothers Aggregate Bond Index. Since inception on September 30, 2004 through December 31, 2004, the Fund's Class II and Class III Shares both had total returns of +1.08%. For the same period, the Index returned +0.95%.

  Benefiting Fund performance was our overweight position in spread sectors and higher-beta credits, which continued to perform well throughout the year. By maintaining our focus on those areas of the market with a low correlation to Treasury issues, we were able to avoid a great deal of interest rate volatility while also achieving more attractive total returns.

  Modestly offsetting the positive contribution from our focus on spread sectors was the Fund's duration profile. We had maintained a neutral duration profile until February 2004, after which we shortened duration relative to the benchmark in anticipation of rising interest rates. Given the likely prospects for economic acceleration (and the higher interest rates that usually accompany economic growth), our goal was to moderate the Fund's sensitivity to interest rate movements, thereby protecting its underlying net asset value. Considering the volatile yield environment, this strategy proved at times constructive and at other times detrimental, but had a slightly negative effect for the year as a whole. Still, we maintained our short duration profile based on our confidence in the economic recovery and our expectation for rising rates.

PORTFOLIO ACTIVITY

  Our strategy was essentially unchanged during the fiscal year. We maintained an aggressive overweight to the BBB corporate sector and consistently maintained an overweight of about 5% to investment grade corporate bonds throughout the year. Within the investment grade universe, we favored names in the life insurance, auto and media sectors. We added bonds of Prudential and Security Benefit Life Insurance in life insurance, General Motors Acceptance Corp. and Ford Motor Credit Co. in auto, and Clear Channel Communications, Inc. and News America, Inc. in media.

  In September, we sold about 3% of our exposure to CMBS. Spreads had tightened significantly in this sector, and CMBS were

--------------------------------------------------------------------------------

beginning to appear expensive on a relative basis. Simultaneously, we increased exposure to investment grade corporate bonds by 7%. We anticipated a grab for yield on the part of investors at year-end, a phenomenon that we believed could benefit the investment grade corporate market.

  In the high yield space, we increased our overweight from 3% to 4%. We moved from a broad market exposure to the asset class (via total return swaps and credit default swaps meant to replicate the exposure of the broad investment grade credit market) to individual security selection. In our view, the "easy money" had been extracted from the high yield market and it appeared that individual bond selection would become important. Specific names on which we focused included MGM Mirage, American Greetings and Abitibi-Consolidated, Inc. We also identified crossover credits as another area of the credit market that represented value, and added securities from issuers such as Tyco International Group SA and Continental Airlines, Inc.

  After shifting the Fund's duration profile from neutral to a small short in mid February, we consistently remained approximately 5% (one-quarter of a year) shorter than our benchmark, although at times we were as much as 10% (one-half year) short. Our decision to shorten duration was based on our belief that economic growth would remain strong and interest rates would move higher. A final change also had to do with our view on interest rates. Essentially, we believe the futures market is pricing in too many interest rate increases over the next three to five years. As such, we do not believe short-term interest rates will be significantly higher in the next investment cycle. With that view in mind, we aggressively sold interest rate caps on three-month LIBOR (the London InterBank Offered Rate). The caps, which allow us to set a ceiling on future interest rates, would be unnecessary if interest rates do not increase materially. For selling them, we received a floating rate LIBOR payment, which had a positive effect on the Fund's total return. At period end, this type of derivative transaction accounted for 6% of the Fund's net assets.

YEAR-END POSITION

  As of December 31, 2004, the Fund maintained a 15% overweighting to spread sectors, broken down as follows: 9% overweight in corporates, 2% in CMBS and 4% in high yield, with the high yield allocation consisting primarily of BB-rated positions.

  We believe the economy remains on solid footing, which should continue to support the high yield and investment grade corporate bond sectors. In our view, the overall economic environment is still conducive to corporate profitability, corporate deleveraging and improving free cash flows, all of which should continue to benefit corporate bonds. Broadly speaking, we would look to reduce exposure to higher-beta sectors and to spread sectors in general as spreads (versus 10-year Treasury notes) continue to contract. Nevertheless, we believe there is still opportunity to extract value out of those sectors that we find to be inexpensive relative to their underlying fundamentals.

  As far as duration is concerned, we start to become interested in adding interest rate exposure as yields approach the 4.5% area. In fact, we expect gradually higher interest rates in the months ahead. As for the Fed, we believe it will continue its measured tightening policy en route to a more "neutral" federal funds rate of approximately 3%-3.5%, leaning toward the lower end of this range, by the end of 2005.

IN CONCLUSION

We thank you for your investment in Merrill Lynch Core Bond V.I. Fund, and we look forward to serving your future investment needs.

Sincerely,

/s/ Robert C. Doll Jr.
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers

/s/ Patrick Maldari
Patrick Maldari
Vice President and Co-Portfolio Manager

/s/ James J. Pagano
James J. Pagano
Vice President and Co-Portfolio Manager

January 14, 2005

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Portfolio Information as of December 31, 2004
--------------------------------------------------------------------------------

                                                                 PERCENT OF
                      ASSET MIX CHART                         TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Corporate Bonds.............................................        37.4%
Asset-Backed Securities.....................................        18.1
Government & Agency Mortgage-Backed Securities..............        14.8
Non-Government Agency Mortgage-Backed Securities............         9.6
Government & Agency Obligations.............................         6.8
Preferred Stocks............................................         0.7
Trust Preferred.............................................         0.6
Capital Trusts..............................................         0.2
Municipal Bonds.............................................         0.1
Other*......................................................        11.7
-------------------------------------------------------------------------------

* Includes portfolio holdings in short-term investments and options.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Total Return Based on a $10,000 Investment--Class I Shares
--------------------------------------------------------------------------------

                                                               CORE BOND V.I. FUND+--CLASS I        LEHMAN BROTHERS AGGREGATE
                                                                          SHARES*                          BOND INDEX++
                                                               -----------------------------        -------------------------
12/94                                                                      10000                              10000
12/95                                                                      12014                              11847
12/96                                                                      12280                              12278
12/97                                                                      13341                              13463
12/98                                                                      14388                              14632
12/99                                                                      14050                              14512
12/00                                                                      15457                              16199
12/01                                                                      16490                              17567
12/02                                                                      18068                              19369
12/03                                                                      18928                              20164
12/04                                                                      19782                              21038

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
  + The Fund invests at least 90% of its net assets in fixed income securities. ++ This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment-grade (rated BBB or better) corporate bonds.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/04                                          +4.51%
--------------------------------------------------------------------------
Five Years Ended 12/31/04                                        +7.08
--------------------------------------------------------------------------
Ten Years Ended 12/31/04                                         +7.06
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Aggregate Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/04                             +1.08%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Aggregate Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/04                             +1.08%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH     STANDARDIZED
AS OF DECEMBER 31, 2004                                       TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                  +4.37%         +4.51%          3.12%
--------------------------------------------------------------------------------------------------------
Class II Shares*                                                    --             --             --
--------------------------------------------------------------------------------------------------------
Class III Shares*                                                   --             --             --
--------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**                           +4.18          +4.34             --
--------------------------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares. Class II and Class III Shares commenced operations on 9/30/04.

** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004 is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other fund's shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                             BEGINNING          ENDING         DURING THE PERIOD++
                                                              ACCOUNT        ACCOUNT VALUE            ENDED
                                                              VALUE+       DECEMBER 31, 2004   DECEMBER 31, 2004*
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                       $1,000           $1,043.70              $2.57
------------------------------------------------------------------------------------------------------------------
Class II                                                      $1,000           $1,010.80              $1.30
------------------------------------------------------------------------------------------------------------------
Class III                                                     $1,000           $1,010.80              $1.30
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                       $1,000           $1,022.62              $2.54
------------------------------------------------------------------------------------------------------------------
Class II                                                      $1,000           $1,011.41              $1.30
------------------------------------------------------------------------------------------------------------------
Class III                                                     $1,000           $1,011.41              $1.30
------------------------------------------------------------------------------------------------------------------

+ July 1, 2004 for Class I Shares and September 30, 2004 (commencement of operations) for Class II and Class III Shares.
++ The period represents the six months ended for Class I Shares and from September 30, 2004 (commencement of operations) to December 31, 2004 for Class II and Class III Shares.
* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.50% for Class I, .51% for Class II and .51% for Class
    III), multiplied by the average account value over the period, multiplied by 184/366 for Class I and 93/366 for Class II and Class III (to reflect the one-half year period for Class I and actual days since inception for Class II and Class III).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year for Class I and actual days since inception for Class II and Class III divided by 366.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Schedule of Investments as of December 31, 2004                (in U.S. dollars)
--------------------------------------------------------------------------------

                                  FACE
                                 AMOUNT                        ASSET-BACKED SECURITIES+                    VALUE
--------------------------------------------------------------------------------------------------------------------
                              US$ 3,312,094      ACE Securities Corp. Series 2003-OP1 Class A2,
                                                   2.778% due 12/25/2033(b)..........................  $  3,317,715
                                    745,284      Advanta Mortgage Loan Trust Series 1999-3 Class A4,
                                                   7.75% due 10/25/2026..............................       767,497
                                  4,145,580      Aegis Asset Backed Securities Trust Series 2004-1
                                                   Class A, 2.768% due 4/25/2034(b)..................     4,140,643
                                  5,200,000      Banc of America Large Loan Series 2003-BBA2 Class
                                                   A3, 2.723% due 11/15/2015(b)......................     5,209,483
                                  4,128,000      Bear Stearns Adjustable Rate Mortgage Trust Series
                                                   2004-4 Class A4, 3.516% due 6/25/2034(b)..........     4,010,923
                                  3,630,639      CIT Equipment Collateral Series 2003-VT1 Class A3A,
                                                   2.54% due 4/20/2007(b)............................     3,633,732
                                  2,575,792      CIT Group Home Equity Loan Trust Series 2003-1 Class
                                                   A2, 2.35% due 4/20/2027...........................     2,569,315
                                                 California Infrastructure, 1997-1:
                                  1,140,450        Series PG&E-1, Class A7, 6.42% due 9/25/2008......     1,174,813
                                    830,737        Series SCE-1, Class A6, 6.38% due 9/25/2008.......       856,484
                                                 Capital Auto Receivables Asset Trust:
                                    962,805        Series 2003-2 Class B, 2.683% due 1/15/2009(b)....       964,628
                                    900,000        Series 2004-2 Class D, 5.82% due 5/15/2012(a).....       900,000
                                  6,500,000      Capital One Master Trust Series 2000-4 Class C,
                                                   3.203% due 8/15/2008(a)(b)........................     6,500,000
                                  2,004,110      Centex Home Equity Series 2003-B Class AV, 2.698%
                                                   due 6/25/2033(b)..................................     2,006,109
                                                 Chase Credit Card Master Trust Class C(b):
                                  3,550,000        Series 2000-3 3.103% due 1/15/2008................     3,564,701
                                  6,500,000        Series 2003-1 3.503% due 4/15/2008................     6,550,920
                                                 Countrywide Asset-Backed Certificates(b):
                                  2,100,000        Series 2003-2 Class M1, 3.118% due 6/26/2033......     2,111,642
                                  3,602,538        Series 2003-BC3 Class A2, 2.728% due 9/25/2033....     3,605,637
                                  1,750,000        Series 2004-13 Class AF4, 4.583% due 12/25/2034...     1,749,825
                                  1,750,000        Series 2004-13 Class MF1, 5.071% due 12/25/2034...     1,749,825
                                  1,600,000        Series 2004-5 Class M2, 3.088% due 7/25/2034......     1,600,026
                                                 First Franklin Mtg. Loan Asset-Backed Certificates
                                                   Class A2(b):
                                  2,805,715        Series 2003-FF5 2.82% due 3/25/2034...............     2,793,944
                                  4,900,000        Series 2004-FF10 2.818% due 11/25/2034............     4,900,085
                                    973,115      HFC Home Equity Loan Asset Backed Certificates
                                                   Series 2002-2 Class A, 2.71% due 4/20/2032(b).....       973,352
                                  1,722,256      Household Automotive Trust Series 2002-3 Class A3A,
                                                   2.75% due 6/18/2007...............................     1,721,848
                                                 Long Beach Mortgage Loan Trust(b):
                                  1,485,913        Series 2002-4 Class 2A, 2.878% due 11/26/2032.....     1,490,487
                                  4,605,546        Series 2004-1 Class A3, 2.718% due 2/25/2034......     4,606,239
                                  4,316,659      Mastr Asset Securitization Trust Series 2003-10
                                                   Class 3A1, 5.50% due 11/25/2033...................     4,356,911
                                                 Morgan Stanley ABS Capital (b):
                                  1,300,000        Series 2003-NC5 Class M2, 4.418% due 4/25/2033....     1,324,014
                                  3,550,095        Series 2004-NC1 Class A2, 2.788% due 12/27/2033...     3,559,051
                                  4,006,670        Series 2004-NC2 Class A2, 2.718% due 12/25/2033...     4,003,889
                                  3,787,586        Series 2004-WMC1 Class A3, 2.67% due 6/25/2034....     3,788,094
                                                 New Century Home Equity Loan Trust Class A3(b):
                                  5,619,100        Series 2004-2, 2.668% due 4/25/2034...............     5,619,203
                                  6,462,296        Series 2004-3, 2.81% due 11/25/2034...............     6,460,824
                                                 Option One Mortgage Loan Trust(b):
                                    450,893        Series 2002-4 Class A, 2.678% due 7/25/2032.......       451,239
                                  3,059,611        Series 2003-4 Class A2, 2.738% due 7/25/2033......     3,064,268
                                  4,242,162      Residential Asset Securities Corp. Series 2003-KS5
                                                   Class AIIB, 2.708% due 7/25/2033(b)...............     4,242,194

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  FACE
                                 AMOUNT                        ASSET-BACKED SECURITIES+                    VALUE
--------------------------------------------------------------------------------------------------------------------
                              US$ 1,791,652      Saxon Asset Securities Trust Series 2002-3 Class AV,
                                                   2.818% due 12/25/2032(b)..........................  $  1,794,202
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL ASSET-BACKED SECURITIES
                                                 (COST--$112,052,039)--18.2%.........................   112,133,762
--------------------------------------------------------------------------------------------------------------------
                                                           GOVERNMENT & AGENCY OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
                                  4,840,000      Fannie Mae, 7.125% due 1/15/2030....................     6,088,076
                                                 U.S. Treasury Bonds:
                                  2,280,000        7.50% due 11/15/2016(c)...........................     2,913,680
                                  1,390,000        8.125% due 8/15/2019..............................     1,897,241
                                  4,820,000        7.25% due 8/15/2022...............................     6,211,963
                                  1,010,000        6.25% due 8/15/2023...............................     1,182,449
                                  1,010,000        6.625% due 2/15/2027..............................     1,244,943
                                                 U.S. Treasury Inflation Indexed Bonds:
                                  3,659,081        3.875% due 1/15/2009..............................     4,101,172
                                  3,197,861        3.50% due 1/15/2011...............................     3,631,820
                                                 U.S. Treasury Notes:
                                 12,580,000        7% due 7/15/2006..................................    13,337,744
                                  1,390,000        6.50% due 2/15/2010...............................     1,573,686
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL GOVERNMENT & AGENCY OBLIGATIONS
                                                 (COST--$40,609,546)--6.9%...........................    42,182,774
--------------------------------------------------------------------------------------------------------------------
                                                    GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES+
--------------------------------------------------------------------------------------------------------------------
                                                 Fannie Mae Guaranteed Pass-Through Certificates:
                                  2,739,000        4.50% due 1/15/2035...............................     2,646,559
                                  5,740,938        5% due 12/01/2019-1/15/2020.......................     5,831,875
                                  3,000,000        5% due 1/15/2035..................................     2,975,625
                                  8,704,000        5.50% due 1/15/2035...............................     8,834,560
                                    465,851        6% due 2/01/2017..................................       488,459
                                  3,986,852        6.50% due 5/01/2032-8/01/2032.....................     4,185,185
                                  4,724,957        7% due 5/01/2031-10/01/2034.......................     5,009,900
                                  2,167,305        7.50% due 2/01/2026-10/01/2032....................     2,322,218
                                  2,243,017        8% due 9/01/2030-4/01/2032........................     2,422,601
                                  1,380,927      Fannie Mae Trust Series 2003-W19 Class 1A1, 2.01%
                                                   due 11/25/2033....................................     1,377,743
                                                 Freddie Mac Mortgage Participation Certificates:
                                  4,001,691        5% due 7/01/2018-9/01/2019........................     4,067,697
                                  7,806,822        5% due 1/15/2035..................................     7,750,707
                                  4,315,142        5.50% due 11/01/2017-5/01/2019....................     4,461,954
                                 13,844,746        5.50% due 9/01/2034-1/15/2035.....................    14,062,971
                                    919,538        6% due 4/01/2017..................................       963,182
                                 12,023,361        6% due 11/01/2033.................................    12,425,751
                                  1,405,592        6.50% due 5/01/2016-6/01/2016.....................     1,488,442
                                  1,604,737        7% due 10/01/2031-9/01/2032.......................     1,700,900
                                  1,270,794        7.50% due 11/01/2029-5/01/2032....................     1,361,589
                                  2,229,244      Ginnie Mae MBS Certificates,
                                                   6.50% due 5/15/2031-4/15/2032.....................     2,348,746
                                  4,600,000      Ginnie Mae Trust Series 2004-6 Class C, 4.66% due
                                                   7/16/2033.........................................     4,630,237
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
                                                 (COST--$90,910,966)--14.9%..........................    91,356,901
--------------------------------------------------------------------------------------------------------------------
                                                                NON-GOVERNMENT AGENCY
                                                             MORTGAGE-BACKED SECURITIES+
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
OBLIGATIONS--5.3%

                                  1,600,000      Ameriquest Mortgage Securities, Inc. Series 2004-R1
                                                   Class M2, 2.998% due 2/25/2034(b).................     1,602,343
                                  4,150,000      Argent Securities, Inc. Series 2004-W11 Class A3,
                                                   2.78% due 11/25/2034(b)...........................     4,150,073

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                       FACE                     NON-GOVERNMENT AGENCY
                                     AMOUNT                  MORTGAGE-BACKED SECURITIES+                   VALUE
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
OBLIGATIONS (CONCLUDED)
                              US$ 2,044,497      Countrywide Home Loan Mortgage Pass-Through Trust
                                                   Series 2003-R4 Class 1A1A, 2.216% due 7/25/2019...  $  2,039,910
                                    105,629      Deutsche Mortgage Securities, Inc. Series 2003-1
                                                   Class 1A1, 4.50% due 4/25/2033....................       105,460
                                  2,850,000      GE Dealer Floorplan Master Note Trust Series 2004-2
                                                   Class B, 2.70% due 7/20/2009(b)...................     2,857,008
                                  2,200,000      Impac Secured Assets CMN Owner Trust Series 2004-3
                                                   Class M1, 3.018% due 12/25/2034(b)................     2,205,385
                                  2,673,908      Nationslink Funding Corp Series 1999-2 Class A3,
                                                   7.181% due 6/20/2031..............................     2,789,660
                                  6,700,000      RMAC Series 2003-NS2A Class A2C, 2.87% due
                                                   9/12/2035(b)......................................     6,718,844
                                  1,090,000      Structured Asset Investment Loan Trust 2004-8 Class
                                                   M4, 3.418% due 9/25/2034(b).......................     1,093,079
                                  1,906,955      Structured Asset Securities Corp. Series 2002-9
                                                   Class A2, 2.718% due 10/25/2027(b)................     1,907,168
                                    200,056      Washington Mutual Series 2002-AR4 Class A7, 5.502%
                                                   due 4/26/2032(b)..................................       199,948
                                  6,400,000      Wells Fargo Home Equity Trust Series 2004-2 Class
                                                   A32, 2.758% due 2/25/2032(b)......................     6,400,112
                                    650,000      Whole Auto Loan Trust 2004-1 Class D, 5.60% due
                                                   3/15/2011.........................................       660,519
                                                                                                       ------------
                                                                                                         32,729,509
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED
  SECURITIES--4.4%

                                                 Commercial Mortgage Pass-Through Certificates(b):
                                  3,950,000        Series 2003-FL8 Class A2, 2.603% due
                                                     7/15/2015(a)....................................     3,954,295
                                  7,450,000        Series 2003-FL9 Class A3, 2.723% due 11/15/2015...     7,463,908
                                                 Greenwich Capital Commercial Funding Corp.:
                                  3,869,577        Series 2003-FL1 Class A, 2.651% due
                                                   7/05/2018(b)......................................     3,871,234
                                  4,180,000        Series 2004-GG1 Class A4, 4.755% due 6/10/2036....     4,272,996
                                  7,250,000      Wachovia Bank Commercial Mortgage Trust Series
                                                   2003-WHL2 Class A3, 2.723% due 6/15/2013(b).......     7,255,203
                                                                                                       ------------
                                                                                                         26,817,636
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL NON-GOVERNMENT AGENCY MORTGAGE-BACKED
                                                 SECURITIES (COST--$59,250,751)--9.7%................    59,547,145
--------------------------------------------------------------------------------------------------------------------
INDUSTRY@                                                          CORPORATE BONDS
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.4%         1,765,000      Goodrich Corp., 6.60% due 5/15/2009.................     1,929,786
                                    790,000      Raytheon Co., 8.30% due 3/01/2010...................       936,144
                                                                                                       ------------
                                                                                                          2,865,930
--------------------------------------------------------------------------------------------------------------------
AIRLINES--0.4%                      662,784      American Airlines, Inc. Series 2003-1, 3.857% due
                                                   1/09/2012.........................................       653,194
                                    600,000      Continental Airlines, Inc. Series 2002-1, 6.563% due
                                                   8/15/2013.........................................       637,891
                                                 Southwest Airlines Co.:
                                    190,000        8% due 3/01/2005..................................       191,293
                                    940,000        7.875% due 9/01/2007..............................     1,029,005
                                                                                                       ------------
                                                                                                          2,511,383
--------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS--0.2%             1,330,000      Dana Corp., 5.85% due 1/15/2015(a)..................     1,316,700
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--1.5%
                                                 DaimlerChrysler NA Holding Corp.:
                                  6,900,000        2.96% due 5/24/2006(b)............................     6,933,900
                                    845,000        4.75% due 1/15/2008...............................       863,042
                                    600,000        7.75% due 1/18/2011...............................       691,866
                                    770,000      Hyundai Motor Manufacturing Alabama LLC, 5.30% due
                                                   12/19/2008(a).....................................       793,286
                                                                                                       ------------
                                                                                                          9,282,094
--------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.1%                     595,000      Cia Brasileira de Bebidas, 8.75% due 9/15/2013......       693,175
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  FACE
INDUSTRY@                        AMOUNT                            CORPORATE BONDS                         VALUE
--------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--0.9%           US$ 2,700,000      Abgenix, Inc., 3.50% due 3/15/2007 (Convertible)....  $  2,683,125
                                  2,780,000      Amgen, Inc., 4% due 11/18/2009(a)...................     2,771,376
                                                                                                       ------------
                                                                                                          5,454,501
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.6%
                                                 The Bear Stearns Cos., Inc.:
                                  1,290,000        2.43% due 1/30/2009(b)............................     1,292,946
                                    375,000        5.70% due 11/15/2014..............................       396,074
                                    810,000      Corp Andina de Fomento, 6.875% due 3/15/2012(a).....       910,269
                                  1,430,000      Credit Suisse First Boston USA, Inc., 4.70% due
                                                   6/01/2009.........................................     1,463,187
                                                 Goldman Sachs Group, Inc.:
                                  2,545,000        5.70% due 9/01/2012...............................     2,697,748
                                  1,355,000        5.25% due 10/15/2013..............................     1,386,301
                                  1,605,000      Lehman Brothers Holdings, Inc., 3.50% due
                                                   8/07/2008.........................................     1,585,994
                                    285,000      Mellon Funding Corp., 6.40% due 5/14/2011...........       316,242
                                                                                                       ------------
                                                                                                         10,048,761
--------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.4%                   1,750,000      IMC Global, Inc., 10.875% due 8/01/2013.............     2,187,500
                                    410,000      Yara International ASA, 5.25% due 12/15/2014(a).....       412,607
                                                                                                       ------------
                                                                                                          2,600,107
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--2.8%              580,000      Bank One Corp., 8% due 4/29/2027....................       737,636
                                                 Bank of America Corp.:
                                  1,085,000        5.875% due 2/15/2009..............................     1,164,817
                                  1,050,000        4.875% due 9/15/2012..............................     1,072,320
                                  1,250,000      Barclays Bank Plc, 8.55%(a)(g)......................     1,522,103
                                    725,000      FirstBank Puerto Rico, 7.625% due 12/20/2005........       740,604
                                                 FleetBoston Financial Corp.:
                                    410,000        3.85% due 2/15/2008...............................       411,902
                                    395,000        6.375% due 5/15/2008..............................       426,394
                                  1,085,000      HSBC Bank USA NA, 5.875% due 11/01/2034.............     1,098,669
                                                 HSBC Finance Corp.:
                                    905,000        6.50% due 11/15/2008..............................       984,257
                                    955,000        5.875% due 2/01/2009..............................     1,020,501
                                  1,785,000        6.75% due 5/15/2011...............................     2,003,166
                                    425,000      Hudson United Bancorp, 8.20% due 9/15/2006..........       453,880
                                    670,000      PNC Bank NA, 5.25% due 1/15/2017....................       675,873
                                    895,000      PNC Funding Corp., 6.125% due 2/15/2009.............       957,603
                                    525,000      Popular North America, Inc., 3.875% due 10/01/2008..       524,331
                                  1,535,000      Sovereign Bank, 5.125% due 3/15/2013................     1,536,713
                                    655,000      US Bancorp, 2.65% due 9/16/2005(b)..................       655,588
                                                 Wells Fargo & Co.:
                                    236,000        5.125% due 2/15/2007..............................       244,135
                                    950,000        5% due 11/15/2014.................................       960,829
                                                                                                       ------------
                                                                                                         17,191,321
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &             1,020,000      Aramark Services, Inc., 6.375% due 2/15/2008........     1,091,261
SUPPLIES--0.6%
                                  1,420,000      Cendant Corp., 7.375% due 1/15/2013.................     1,642,703
                                    710,000      International Lease Finance Corp., 2.95% due
                                                   5/23/2006.........................................       703,509
                                                                                                       ------------
                                                                                                          3,437,473
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                    1,090,000      Harris Corp., 6.35% due 2/01/2028...................     1,153,816
EQUIPMENT--0.2%
--------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--0.4%              975,000      Capital One Bank, 5.75% due 9/15/2010...............     1,034,287
                                                 MBNA Corp.:
                                    405,000        6.25% due 1/17/2007...............................       426,154
                                    250,000        5.625% due 11/30/2007.............................       262,065
                                    650,000        4.625% due 9/15/2008..............................       660,175
                                                                                                       ------------
                                                                                                          2,382,681
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  FACE
INDUSTRY@                        AMOUNT                            CORPORATE BONDS                         VALUE
--------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.2%  US$   710,000      Rock-Tenn Co., 5.625% due 3/15/2013.................  $    719,463
                                    225,000      Sealed Air Corp., 5.375% due 4/15/2008(a)...........       233,777
                                                                                                       ------------
                                                                                                            953,240
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL             1,110,000      American Honda Finance Corp., 2.83% due
SERVICES--6.3%                                     10/03/2005(a)(b)..................................     1,112,690
                                    725,000      Brascan Corp., 5.75% due 3/01/2010..................       767,091
                                                 Citigroup, Inc.:
                                  1,910,000        5.625% due 8/27/2012..............................     2,034,035
                                  2,025,000        5.85% due 12/11/2034..............................     2,083,043
                                                 Ford Motor Credit Co.:
                                  5,000,000        3.379% due 9/28/2007(b)...........................     4,963,780
                                  1,125,000        7.375% due 10/28/2009.............................     1,213,502
                                  1,735,000        7.375% due 2/01/2011..............................     1,869,898
                                  2,140,000        7% due 10/01/2013(f)..............................     2,268,682
                                                 General Motors Acceptance Corp.:
                                  7,850,000        3.68% due 9/23/2008(b)............................     7,649,770
                                    795,000        7.25% due 3/02/2011...............................       832,335
                                  3,360,000        7% due 2/01/2012..................................     3,461,949
                                    645,000        6.875% due 8/28/2012..............................       658,532
                                  1,270,000      JPMorgan Chase & Co., 5.75% due 1/02/2013...........     1,345,781
                                                 OMX Timber Finance Investments LLC(a):
                                    650,000        Series 1, 5.42% due 1/29/2020.....................       646,224
                                    650,000        Series 2, 5.54% due 1/29/2020.....................       646,906
                                                 Sigma Finance Corp.:
                                  4,850,000        4.80% due 8/15/2011...............................     4,850,000
                                  2,400,000        4.95% due 3/31/2014(b)............................     2,414,918
                                                                                                       ------------
                                                                                                         38,819,136
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                         620,000      BellSouth Corp., 6% due 11/15/2034..................       628,253
TELECOMMUNICATION
SERVICES--2.1%

                                  2,088,000      Deutsche Telekom International Finance BV, 5.25% due
                                                   7/22/2013.........................................     2,147,731
                                                 France Telecom SA:
                                  1,780,000        8.50% due 3/01/2011...............................     2,123,367
                                    555,000        9.25% due 3/01/2031...............................       752,354
                                  1,620,000      GTE Corp., 6.84% due 4/15/2018......................     1,792,261
                                    840,000      Royal KPN NV, 8% due 10/01/2010.....................       991,485
                                    375,000      SBC Communications, Inc., 6.15% due 9/15/2034.......       386,206
                                  1,100,000      Sprint Capital Corp., 8.75% due 3/15/2032...........     1,465,540
                                  1,105,000      TELUS Corp., 7.50% due 6/01/2007....................     1,200,583
                                  1,032,000      Tele-Communications-TCI Group, 9.80% due
                                                   2/01/2012.........................................     1,330,241
                                                                                                       ------------
                                                                                                         12,818,021
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--3.3%          2,120,000      AEP Texas Central Co. Series D, 5.50% due
                                                   2/15/2013(a)......................................     2,201,732
                                  1,050,000      Cincinnati Gas & Electric, 5.70% due 9/15/2012......     1,112,403
                                  1,030,000      Entergy Louisiana, Inc., 5.09% due 11/01/2014.......     1,027,529
                                  1,530,000      Exelon Generation Co. LLC, 5.35% due 1/15/2014......     1,568,834
                                  1,745,000      FPL Group Capital, Inc., 2.85% due 3/30/2005(b).....     1,746,227
                                  3,350,000      PPL Capital Funding, 3.36% due 5/18/2006(b).........     3,353,052
                                    975,000      PSEG Power LLC, 6.95% due 6/01/2012.................     1,098,668
                                                 Pacific Gas & Electric Co.:
                                  1,559,000        3.26% due 4/03/2006(b)............................     1,560,282
                                  1,325,000        6.05% due 3/01/2034...............................     1,376,166
                                    730,000      Pepco Holdings, Inc., 4% due 5/15/2010..............       717,012
                                    860,000      Public Service Co. of New Mexico, 4.40% due
                                                   9/15/2008.........................................       867,190
                                  1,010,000      SPI Electricity & Gas Australia Holdings Pty Ltd.,
                                                   6.15% due 11/15/2013(a)...........................     1,090,980

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  FACE
INDUSTRY@                        AMOUNT                            CORPORATE BONDS                         VALUE
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES
(CONCLUDED)
                              US$   235,000      Southern California Edison Co., 2.353% due
                                                   1/13/2006(b)......................................  $    235,812
                                                 Westar Energy, Inc.:
                                  1,196,000        9.75% due 5/01/2007...............................     1,338,573
                                    620,000        6% due 7/01/2014..................................       666,532
                                                                                                       ------------
                                                                                                         19,960,992
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &            2,900,000      Celestica Inc., 3.691%** due 8/01/2020
                                                   (Convertible).....................................     1,602,250
INSTRUMENTS--0.4%                   840,000      Jabil Circuit, Inc., 5.875% due 7/15/2010...........       884,202
                                                                                                       ------------
                                                                                                          2,486,452
--------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT &                  785,000      Midamerican Energy Holdings Co., 5.875% due
SERVICES--0.1%                                     10/01/2012........................................       831,818
--------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES                      210,000      Supervalu, Inc., 7.50% due 5/15/2012................       245,105
RETAILING--0.0%
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--0.1%                 635,000      Cadbury Schweppes US Finance LLC, 3.875% due
                                                   10/01/2008(a).....................................       632,775
--------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT            E    3,190,000     Bundesobligation Series 143, 3.50% due
OBLIGATIONS*--1.5%                                 10/10/2008(2).....................................     4,432,986
                              US$   735,000      Chile Government International Bond, 5.50% due
                                                   1/15/2013(2)......................................       772,265
                                                 Mexico Government International Bond(2):
                                  1,870,000        9.875% due 2/01/2010..............................     2,298,230
                                  1,010,000        6.375% due 1/16/2013..............................     1,075,650
                                    565,000        5.875% due 1/15/2014..............................       578,843
                                                                                                       ------------
                                                                                                          9,157,974
--------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.4%               1,340,000      Gazprom International SA, 7.201% due 2/01/2020(a)...     1,417,050
                                    945,000      Panhandle Eastern Pipe Line Series B, 2.75% due
                                                   3/15/2007.........................................       925,319
                                                                                                       ------------
                                                                                                          2,342,369
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &           1,305,000      Boston Scientific Corp., 4.25% due 1/12/2011........     1,295,815
SUPPLIES--0.2%
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &             869,000      Manor Care, Inc., 7.50% due 6/15/2006...............       915,836
SERVICES--0.3%
                                    645,000      WellPoint, Inc., 5% due 12/15/2014(a)...............       642,970
                                                                                                       ------------
                                                                                                          1,558,806
--------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &             1,595,000      MGM Mirage, 6% due 10/01/2009.......................     1,634,875
LEISURE--0.3%
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.5%          1,600,000      American Greetings, 6.10% due 8/01/2028.............     1,708,000
                                  1,545,000      DR Horton, Inc., 5% due 1/15/2009...................     1,556,588
                                                                                                       ------------
                                                                                                          3,264,588
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                          650,000      Hutchison Whampoa International 01/11 Ltd, 7% due
CONGLOMERATES--0.7%                                2/16/2011(a)......................................       726,152
                                    965,000      Textron Financial Corp., 2.75% due 6/01/2006........       953,408
                                  2,075,000      Tyco International Group SA, 6.75% due 2/15/2011....     2,325,635
                                                                                                       ------------
                                                                                                          4,005,195
--------------------------------------------------------------------------------------------------------------------
INSURANCE--1.5%                   1,225,000      AON Corp., 6.70% due 1/15/2007......................     1,280,142
                                    970,000      Fund American Cos., Inc., 5.875% due 5/15/2013......       987,223
                                    600,000      Montpelier Re Holdings Ltd., 6.125% due 8/15/2013...       617,116
                                  1,260,000      NLV Financial Corp., 7.50% due 8/15/2033(a).........     1,349,987
                                    425,000      North Front Pass-Through Trust, 5.81% due
                                                   12/15/2024(a)(b)..................................       414,741
                                    310,000      Prudential Financial, Inc., 4.104% due 11/15/2006...       313,395
                                  1,870,000      Prudential Holdings LLC, 8.695% due 12/18/2023(a)...     2,374,620
                                  1,930,000      Security Benefit Life Insurance, 7.45% due
                                                   10/01/2033(a).....................................     2,018,359
                                                                                                       ------------
                                                                                                          9,355,583
--------------------------------------------------------------------------------------------------------------------
MEDIA--2.5%
                                                 Clear Channel Communications, Inc.:
                                  1,285,000        5.75% due 1/15/2013...............................     1,327,730
                                    695,000        5.50% due 9/15/2014...............................       697,685

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  FACE
INDUSTRY@                        AMOUNT                            CORPORATE BONDS                         VALUE
--------------------------------------------------------------------------------------------------------------------
MEDIA
(CONCLUDED)
                              US$ 1,270,000      Comcast Cable Communications Holdings, Inc., 8.375%
                                                   due 3/15/2013.....................................  $  1,566,032
                                  1,380,000      Echostar DBS Corp., 5.75% due 10/01/2008............     1,397,250
                                  1,790,000      Historic TW, Inc., 9.125% due 1/15/2013.............     2,301,115
                                  1,650,000      Lenfest Communications, Inc., 10.50% due 6/15/2006..     1,805,252
                                    550,000      Media General, Inc., 6.95% due 9/01/2006............       574,217
                                                 News America, Inc.:
                                  1,000,000        7.30% due 4/30/2028...............................     1,145,849
                                    555,000        6.75% due 1/09/2038...............................       624,106
                                  3,157,000      Time Warner, Inc., 6.875% due 5/01/2012.............     3,595,368
                                                                                                       ------------
                                                                                                         15,034,604
--------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES &
UNREGULATED POWER--0.7%
                                                 Dominion Resources, Inc./VA Series B:
                                  1,051,000        7.625% due 7/15/2005..............................     1,075,953
                                    860,000        2.59% due 5/15/2006(b)............................       861,812
                                    645,000      Sempra Energy, 4.75% due 5/15/2009..................       657,503
                                    650,000      Southern Power Co. Series B, 6.25% due 7/15/2012....       710,363
                                  1,035,000      Vectren Utility Holdings, Inc., 5.25% due
                                                   8/01/2013.........................................     1,043,722
                                                                                                       ------------
                                                                                                          4,349,353
--------------------------------------------------------------------------------------------------------------------
OIL & GAS--3.3%                     615,000      Amerada Hess Corp., 7.125% due 3/15/2033............       676,231
                                    165,000      Anadarko Finance Co. Series B, 6.75% due 5/01/2011..       185,826
                                    630,000      Consolidated Natural Gas Co., 5% due 12/01/2014.....       630,604
                                  2,530,000      Enterprise Products Operating LP, 5.60% due
                                                   10/15/2014(a).....................................     2,552,441
                                    928,000      Kern River Funding Corp., 4.893% due 4/30/2018(a)...       944,750
                                                 Kinder Morgan Energy Partners LP:
                                    755,000        5.35% due 8/15/2007...............................       781,588
                                  1,055,000        5.125% due 11/15/2014.............................     1,052,903
                                    695,000      Motiva Enterprises LLC, 5.20% due 9/15/2012(a)......       715,735
                                  1,390,000      Occidental Petroleum Corp., 6.75% due 1/15/2012.....     1,577,888
                                                 Pemex Project Funding Master Trust(a)(b):
                                  1,110,000        3.54% due 1/07/2005...............................     1,110,000
                                  3,350,000        3.79% due 6/15/2010...............................     3,437,100
                                  2,000,000      Tengizchevroil Finance Co. SARL, 6.124% due
                                                   11/15/2014(a).....................................     2,005,000
                                    395,000      Texaco Capital, Inc., 8.625% due 6/30/2010..........       480,924
                                  2,110,000      Ultramar Diamond Shamrock Corp., 6.75% due
                                                   10/15/2037........................................     2,421,204
                                  1,565,000      XTO Energy, Inc., 7.50% due 4/15/2012...............     1,831,372
                                                                                                       ------------
                                                                                                         20,403,566
--------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                      230,000      Abitibi-Consolidated, Inc., 8.55% due 8/01/2010.....       249,263
PRODUCTS--0.9%
                                  1,260,000      Celulosa Arauco y Constitucion SA, 8.625% due
                                                   8/15/2010.........................................     1,500,863
                                  2,205,000      Champion International Corp., 6.65% due 12/15/2037..     2,501,493
                                    720,000      Inversiones CMPC SA, 4.875% due 6/18/2013(a)........       703,322
                                    695,000      Sappi Papier Holding AG, 6.75% due 6/15/2012(a).....       772,221
                                                                                                       ------------
                                                                                                          5,727,162
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--0.3%             1,815,000      Wyeth, 5.50% due 3/15/2013..........................     1,886,371
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE--1.4%                   415,000      Colonial Realty LP, 4.80% due 4/01/2011.............       408,034
                                    575,000      Developers Diversified Realty Corp., 6.625% due
                                                   1/15/2008.........................................       612,721
                                    955,000      HRPT Properties Trust, 5.75% due 2/15/2014..........       980,811
                                    700,000      Health Care Property Investors, Inc., 6.50% due
                                                   2/15/2006.........................................       721,249
                                    640,000      Health Care REIT, Inc., 6% due 11/15/2013...........       662,380
                                  2,165,000      iStar Financial, Inc. Series B, 5.125% due
                                                   4/01/2011.........................................     2,188,092

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  FACE
INDUSTRY@                        AMOUNT                            CORPORATE BONDS                         VALUE
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE
(CONCLUDED)
                              US$   775,000      Nationwide Health Properties, Inc., 6.59% due
                                                   7/07/2038.........................................  $    816,652
                                  1,995,000      Westfield Capital Corp. Ltd., 5.125% due
                                                   11/15/2014(a).....................................     1,985,414
                                                                                                       ------------
                                                                                                          8,375,353
--------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--0.3%                   815,000      Norfolk Southern Corp., 7.25% due 2/15/2031.........       977,729
                                                 Union Pacific Corp.:
                                    490,000        7.25% due 11/01/2008..............................       546,624
                                    460,000        5.375% due 5/01/2014..............................       476,505
                                                                                                       ------------
                                                                                                          2,000,858
--------------------------------------------------------------------------------------------------------------------
SOFTWARE--0.3%                    1,500,000      Computer Associates International, Inc., 5.625% due
                                                   12/01/2014(a).....................................     1,516,299
--------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                1,600,000      Countrywide Home Loans, Inc., 5.625% due 7/15/2009..     1,694,915
FINANCE--0.4%
                                    890,000      Washington Mutual, Inc., 4.20% due 1/15/2010........       886,048
                                                                                                       ------------
                                                                                                          2,580,963
--------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION          706,000      AT&T Wireless Services, Inc., 8.75% due 3/01/2031...       951,909
SERVICES--0.2%
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL CORPORATE BONDS
                                                 (COST--$224,871,654)--37.7%.........................   231,127,124
--------------------------------------------------------------------------------------------------------------------
           STATE                                                   MUNICIPAL BONDS
--------------------------------------------------------------------------------------------------------------------
TEXAS--0.1%                         515,000      Harris County, Texas, Industrial Development
                                                   Corporation, Solid Waste Disposal Revenue Bonds
                                                   (Deer Park Refining LP), 5.683% due 3/01/2023(b)..       521,484
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL MUNICIPAL BONDS
                                                 (COST--$515,000)--0.1%..............................       521,484
--------------------------------------------------------------------------------------------------------------------
                                                                 PREFERRED SECURITIES
--------------------------------------------------------------------------------------------------------------------
         INDUSTRY@                                                  CAPITAL TRUSTS
--------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC &               585,000      Alabama Power Capital Trust V, 5.50% due
GAS--0.1%                                          10/01/2042(b).....................................       607,776
--------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES*--0.1%            660,000      Pemex Project Funding Master Trust, 7.375% due
                                                   12/15/2014(1).....................................       733,590
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL CAPITAL TRUSTS
                                                 (COST--$1,278,925)--0.2%............................     1,341,366
--------------------------------------------------------------------------------------------------------------------
                                 SHARES
                                  HELD                             PREFERRED STOCKS
--------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER--0.3%                    175      DG Funding Trust(a).................................     1,872,500
--------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                   38,800      Fannie Mae(h).......................................     2,199,475
FINANCE--0.4%
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL PREFERRED STOCKS
                                                 (COST--$4,083,880)--0.7%............................     4,071,975
--------------------------------------------------------------------------------------------------------------------
                                  FACE
                                 AMOUNT                            TRUST PREFERRED
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.6%     US$ 3,685,000      RC Trust I, 7% due 5/15/2006........................     3,834,708
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL TRUST PREFERRED
                                                 (COST--$3,845,874)--0.6%............................     3,834,708
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL PREFERRED SECURITIES
                                                 (COST--$9,208,679)--1.5%............................     9,248,049
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                       FACE
                                     AMOUNT                     SHORT-TERM INVESTMENTS                     VALUE
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***--2.3%     US$ 9,000,000      Citigroup Global Markets Holdings Inc., 2.29% due
                                                   1/13/2005.........................................  $  8,992,558
                                  5,000,000      Clipper Receivables Corporation, 2.34% due
                                                   1/19/2005.........................................     4,993,825
                                                                                                       ------------
                                                                                                         13,986,383
--------------------------------------------------------------------------------------------------------------------
FOREIGN COMMERCIAL                4,000,000      European Investment Bank, 2.27% due 1/13/2005.......     3,996,721
PAPER***--0.6%
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY           21,800,000      Fannie Mae, 2.18% due 1/13/2005.....................    21,782,839
OBLIGATIONS***--8.6%
                                 30,900,000      Federal Home Loan Banks, 1% due 1/03/2005...........    30,897,425
                                                                                                       ------------
                                                                                                         52,680,264
--------------------------------------------------------------------------------------------------------------------
                                 SHARES
                                  HELD
--------------------------------------------------------------------------------------------------------------------
                                  2,310,000      Merrill Lynch Premier Institutional Fund(d)(e)......     2,310,000
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL SHORT-TERM INVESTMENTS
                                                 (COST--$72,973,367)--11.9%..........................    72,973,368
--------------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                CONTRACTS                         OPTIONS PURCHASED
--------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED                   46@@    London InterBank Offered Rate (LIBOR) Linked Floor,
                                                   expiring April 2005 at 1.5%, Broker JP Morgan
                                                   Chase Bank........................................           460
--------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED                    53@@    Swaption, expiring November 2015 at 5.34%, Broker JP
                                                   Morgan Chase Bank(i)..............................       744,450
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL OPTIONS PURCHASED
                                                 (PREMIUMS PAID--$1,004,100)--0.1%...................       744,910
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS
                                                 (COST--$611,396,102)--101.0%........................   619,835,517
--------------------------------------------------------------------------------------------------------------------
                                                                   OPTIONS WRITTEN
--------------------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN                      47@@    Swaption, expiring November 2015 at 4.84%, Broker JP
                                                   Morgan Chase Bank(i)..............................    (1,409,824)
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL OPTIONS WRITTEN
                                                 (PREMIUMS RECEIVED--$1,603,903)--0.2%...............    (1,409,824)
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                                 (COST--$609,792,199++)--100.8%......................   618,425,693
                                                 LIABILITIES IN EXCESS OF OTHER ASSETS--(0.8%).......    (4,851,465)
                                                                                                       ------------
                                                 NET ASSETS--100.0%..................................  $613,574,228
                                                                                                       ============
--------------------------------------------------------------------------------------------------------------------

*    Corresponding industry groups for foreign securities:

(1)  Financial Institution.

(2)  Government Entity.

** Represents a zero coupon; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

*** Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

+ Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.

++ The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

---------------------------------------------------------------------------
Aggregate cost..............................................  $610,178,490
                                                              ============
Gross unrealized appreciation...............................  $  9,616,316
Gross unrealized depreciation...............................    (1,369,113)
                                                              ------------
Net unrealized appreciation.................................  $  8,247,203
                                                              ============
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

@ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

@@   One contract represents a notional amount of $1,000,000.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b)  Floating rate note.

(c) All or a portion of security held as collateral in connection with open financial futures contracts.

(d) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

-----------------------------------------------------------------------------------------------
                                                                              INTEREST/DIVIDEND
AFFILIATE                                                     NET ACTIVITY         INCOME
-----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Money Market Series.....            --         $   552
Merrill Lynch Premier Institutional Fund....................   (45,779,225)        $28,855
-----------------------------------------------------------------------------------------------

(e)  Security was purchased with the cash proceeds from securities loans.

(f)  Security, or a portion of security, is on loan.

(g) The security is a perpetual bond and has no definite maturity date.

(h)  Non-income producing security.

(i) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

Financial futures contracts purchased as of December 31, 2004 were as follows:

------------------------------------------------------------------------------------------
NUMBER OF                                          EXPIRATION       FACE       UNREALIZED
CONTRACTS                  ISSUE                      DATE         VALUE      APPRECIATION
------------------------------------------------------------------------------------------
 18              5-Year U.S. Treasury Note         March 2005    $1,960,098     $11,465
 27              2-Year U.S. Treasury Note         March 2005    $5,648,138      10,893
------------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION--NET                                              $22,358
                                                                                =======
------------------------------------------------------------------------------------------

Financial futures contracts sold as of December 31, 2004 were as follows:

-----------------------------------------------------------------------------------------
NUMBER OF                                        EXPIRATION       FACE        UNREALIZED
CONTRACTS                ISSUE                      DATE          VALUE      APPRECIATION
-----------------------------------------------------------------------------------------
   240        Ten-Year U.S. Treasury Note        March 2005    $26,938,750     $73,750
-----------------------------------------------------------------------------------------

Swaps outstanding as of December 31, 2004 were as follows:
--------------------------------------------------------------------------------

                                                                             UNREALIZED
                                                               NOTIONAL     APPRECIATION/
                                                                AMOUNT      DEPRECIATION
-----------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the
Lehman Brothers MBS Fixed Rate
  Index Total Return and pay floating rate based on 1-month
    USD LIBOR, minus .105%
  Broker, UBS Warburg
  Expires February 2005.....................................  $15,850,000            --
Receive (pay) a variable return based on the change in the
  Lehman Brothers U.S. Treasury Index Total Return and pay
  floating rate based on 1-month USD LIBOR, minus .20%
  Broker, Lehman Brothers Special Finance
  Expires March 2005........................................  $36,400,000            --
Receive (pay) a variable return based on the change in the
  Lehman Brothers MBS Fixed Rate Index Total Return and pay
  floating rate based on 1-month USD LIBOR, minus .105%
  Broker, UBS Warburg
  Expires March 2005........................................  $14,300,000            --
Receive (pay) a variable return based on the change in the
  Lehman Brothers MBS Fixed Rate Index Total Return and pay
  floating rate based on 1-month USD LIBOR, minus .125%
  Broker, Lehman Brothers Special Finance
  Expires March 2005........................................  $21,900,000            --
Receive (pay) a variable return based on the change in the
  Lehman Brothers CMBS Investment Grade Index Total Return
  and pay floating rate based on 1-month USD LIBOR, minus
  .10%
  Broker, Morgan Stanley Capital Services Inc.
  Expires March 2005........................................  $ 8,400,000            --

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                             UNREALIZED
                                                               NOTIONAL     APPRECIATION/
                                                                AMOUNT      DEPRECIATION
-----------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the
  Lehman Brothers MBS Fixed Rate Index Total Return and pay
  floating rate based on 1-month USD LIBOR, minus .125%
  Broker, Lehman Brothers Special Finance
  Expires March 2005........................................  $ 5,900,000            --
Receive (pay) a variable return based on the change in the
  Lehman Brothers MBS Fixed Rate Index Total Return and pay
  floating rate based on 1-month USD LIBOR, minus .125%
  Broker, Lehman Brothers Special Finance
  Expires April 2005........................................  $21,200,000            --
Receive (pay) a variable return based on the change in the
  Lehman Brothers MBS Fixed Rate Index Total Return and pay
  floating rate based on 1-month USD LIBOR, minus .12%
  Broker, UBS Warburg
  Expires May 2005..........................................  $12,100,000            --
Receive (pay) a variable return based on the change in the
  Lehman Brothers MBS Fixed Rate Index Total Return and pay
  floating rate based on 1-month USD LIBOR, minus .10%
  Broker, UBS Warburg
  Expires June 2005.........................................  $16,850,000            --
Receive (pay) a variable return based on the change in the
  Lehman Brothers U.S. Treasury Index Total Return and pay
  floating rate based on 1-month USD LIBOR, minus .15%
  Broker, Lehman Brothers Special Finance
  Expires December 2005.....................................  $35,600,000            --
Bought credit default protection on Aon Corp. Inc and pay
..37% interest
  Broker, JP Morgan Chase Bank
  Expires January 2007......................................  $ 1,345,000     $   3,993
Receive a floating rate based on 3-month USD LIBOR, and pay
a fixed rate of 2.8025%
  Broker, Morgan Stanley Capital Services Inc.
  Expires January 2007......................................  $ 1,345,000        16,610
Bought credit default protection on Weyerhauser Co. and pay
..73% interest
  Broker, Morgan Stanley Capital Services Inc.
  Expires September 2008....................................  $ 1,980,000       (37,022)
Bought credit default protection on Tyson Foods, Inc. and
pay 1.36% interest
  Broker, Morgan Stanley Capital Services Inc.
  Expires September 2008....................................  $ 1,980,000       (64,673)
Sold credit default protection on Sprint Corporation and
receive 1.50% interest
  Broker, Morgan Stanley Capital Services Inc.
  Expires September 2008....................................  $ 1,980,000        82,307
Sold credit default protection on Comcast Cable
  Communications, Inc. and receive 1.15% interest
  Broker, Morgan Stanley Capital Services Inc.
  Expires September 2008....................................  $ 1,980,000        60,614
Pay 3.875% on Treasury Inflation Protected Securities (TIPS)
  adjusted principal and receive a fixed rate of 3.401%
  Broker, JP Morgan Chase Bank
  Expires January 2009......................................  $ 4,062,000       (89,597)
Sold credit default protection on Raytheon Co. and receive
..73% interest
  Broker, JP Morgan Chase Bank
  Expires March 2009........................................  $   770,000       (11,903)
Bought credit default protection on Boeing Capital Corp. and pay .48% interest
  Broker, JP Morgan Chase Bank
  Expires March 2009........................................  $   770,000       (10,077)
Sold credit default protection on J.C. Penney Company, and
receive 1.27% interest
  Broker, JP Morgan Chase Bank
  Expires September 2009....................................  $ 1,365,000        27,817
Bought credit default protection on The May Department
Stores Co. and pay .68% interest
  Broker, JP Morgan Chase Bank
  Expires September 2009....................................  $ 1,365,000       (10,864)
Sold credit default protection on Nextel Communications Inc.
and receive 1.72% interest
  Broker, JP Morgan Chase Bank
  Expires September 2009....................................  $ 1,365,000        69,245
Sold credit default protection on Dow Jones CDX North
  America Investment Grade Index Series 2 and receive .60%
  interest
  Broker, JP Morgan Chase Bank
  Expires September 2009....................................  $ 2,695,000        19,136

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Schedule of Investments as of December 31, 2004 (concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                             UNREALIZED
                                                               NOTIONAL     APPRECIATION/
                                                                AMOUNT      DEPRECIATION
-----------------------------------------------------------------------------------------
Sold credit default protection on Dow Jones CDX North
  America Investment Grade High Volatility Index Series 2
  and receive .60% interest
  Broker, Morgan Stanley Capital Services Inc.
  Expires September 2009....................................  $ 3,280,000     $  46,102
Sold credit default protection on Dow Jones CDX North
  America Investment Grade High Volatility Index Series 2
  and receive .60% interest
  Broker, Morgan Stanley Capital Services Inc.
  Expires September 2009....................................  $ 5,380,000        28,154
Bought credit default protection on Hewlett-Packard Co. and
  pay .31% interest
  Broker, Lehman Brothers Special Finance
  Expires December 2009.....................................  $ 1,375,000         8,753
Bought credit default protection on Petroleos Mexicanos SA
  and pay 1.09% interest
  Broker, Lehman Brothers Special Finance
  Expires December 2009.....................................  $ 2,720,000        16,780
Sold credit default protection on Computer Associates
  International Inc. and receive .83% interest
  Broker, Lehman Brothers Special Finance
  Expires December 2009.....................................  $ 1,375,000        15,997
Sold credit default protection on Mexico Government
  International Bond and receive .92% interest
  Broker, Lehman Brothers Special Finance
  Expires December 2009.....................................  $ 2,720,000        15,681
Sold credit default protection on Dow Jones CDX North
  America Investment Grade High Volatility Index Series 3
  and receive 1.05% interest
  Broker, HSBC Bank USA
  Expires March 2010........................................  $ 4,110,000        21,438
Sold credit default protection on Dow Jones CDX North
  America Investment Grade Index Series 3 and receive .50%
  interest
  Broker, Morgan Stanley Capital Services Inc.
  Expires March 2010........................................  $ 6,850,000        20,783
Receive a floating rate based on 3-month USD LIBOR, plus
  .40%, which is capped at a fixed coupon of 7% and pay a
  floating rate based on 3-month USD LIBOR
  Broker, JP Morgan Chase Bank
  Expires August 2010.......................................  $14,750,000         7,037
Receive a floating rate based on 3-month USD LIBOR, plus
  .50%, which is capped at a fixed coupon of 6% until
  11/18/2007 and 6.50% through expiration and pay a floating rate based on 3-month USD LIBOR
  Broker, Lehman Brothers Special Finance
  Expires November 2010.....................................  $29,000,000         2,690
Pay 3.50% on TIPS adjusted principal and receive a fixed
rate of 4.17%
  Broker, Morgan Stanley Capital Services Inc.
  Expires January 2011......................................  $ 3,500,000      (112,947)
Sold credit default protection on Dana Corporation and
receive 1.55% interest
  Broker, UBS Warburg
  Expires September 2011....................................  $   680,000         9,802
Sold credit default protection on Dana Corporation and
receive 1.56% interest
  Broker, UBS Warburg
  Expires September 2011....................................  $ 1,370,000        20,516
Pay a fixed rate of 4.84% and receive a floating rate based
on 3-month USD LIBOR
  Broker, JP Morgan Chase Bank
  Expires November 2015.....................................  $ 6,622,000        48,091
-----------------------------------------------------------------------------------------
TOTAL.......................................................                  $ 204,463
                                                                              =========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Statement of Assets and Liabilities as of December 31, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $2,226,273) (identified
  cost--$608,082,002).......................................                 $616,780,607
Investments in affiliated securities, at value (identified
  cost--$2,310,000).........................................                    2,310,000
Options purchased, at value (premiums paid--$1,004,100).....                      744,910
Unrealized appreciation on swaps--net.......................                      204,463
Swap premiums paid..........................................                       31,222
Receivables:
  Capital shares sold.......................................  $31,967,161
  Interest..................................................    4,723,220
  Securities sold...........................................    3,850,719
  Swaps.....................................................    1,378,081
  Dividends.................................................       18,895
  Securities lending........................................        1,663      41,939,739
                                                              -----------
Prepaid expenses............................................                        3,841
                                                                             ------------
Total assets................................................                  662,014,782
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    2,310,000
Options written, at value (premiums received--$1,603,903)...                    1,409,824
Payables:
  Securities purchased......................................   44,234,139
  Investment adviser........................................      241,468
  Capital shares redeemed...................................      101,025
  Variation margin..........................................       57,422
  Other affiliates..........................................        4,019      44,638,073
                                                              -----------
Accrued expenses and other liabilities......................                       82,657
                                                                             ------------
Total liabilities...........................................                   48,440,554
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $613,574,228
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 600,000,000
  shares authorized.........................................                 $  4,985,348
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            8
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            8
Paid-in capital in excess of par............................                  596,908,499
Undistributed investment income--net........................  $ 6,044,686
Accumulated realized capital losses--net....................   (3,300,586)
Unrealized appreciation--net................................    8,936,265
                                                              -----------
Total accumulated earnings--net.............................                   11,680,365
                                                                             ------------
NET ASSETS..................................................                 $613,574,228
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $613,572,206 and 49,853,483
  shares outstanding........................................                 $      12.31
                                                                             ============
Class II--Based on net assets of $1,011 and 82.12 shares
  outstanding...............................................                 $      12.31
                                                                             ============
Class III--Based on net assets of $1,011 and 82.12 shares
  outstanding...............................................                 $      12.31
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Statement of Operations for the Year Ended December 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................                 $22,879,865
Dividends...................................................                      56,038
Securities lending--net.....................................                      29,407
                                                                             -----------
Total income................................................                  22,965,310
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 2,671,567
Accounting services.........................................      211,339
Custodian fees..............................................       58,255
Printing and shareholder reports............................       55,586
Professional fees...........................................       45,166
Directors' fees and expenses................................       36,676
Pricing services............................................       34,312
Transfer agent fees--Class I................................        5,001
Other.......................................................       34,032
                                                              -----------
Total expenses..............................................                   3,151,934
                                                                             -----------
Investment income--net......................................                  19,813,376
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................    8,981,609
  Futures contracts and swaps--net..........................    2,449,043
  Options written--net......................................      499,615
  Foreign currency transactions--net........................     (298,659)    11,631,608
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (4,562,719)
  Futures contracts and swaps--net..........................      162,444
  Options written--net......................................      194,079
  Foreign currency transactions--net........................      153,431     (4,052,765)
                                                              -----------    -----------
Total realized and unrealized gain--net.....................                   7,578,843
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $27,392,219
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2004           2003
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 19,813,376   $ 25,026,137
Realized gain--net..........................................    11,631,608     18,410,184
Change in unrealized appreciation/depreciation--net.........    (4,052,765)   (12,114,639)
                                                              ------------   ------------
Net increase in net assets resulting from operations........    27,392,219     31,321,682
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................   (22,661,135)   (26,354,986)
  Class II..................................................            (8)            --
  Class III.................................................            (8)            --
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................   (22,661,151)   (26,354,986)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase(decrease) in net assets derived from capital
  share transactions........................................   (84,664,384)    16,235,506
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   (79,933,316)    21,202,202
Beginning of year...........................................   693,507,544    672,305,342
                                                              ------------   ------------
End of year*................................................  $613,574,228   $693,507,544
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $  6,044,686   $  4,157,665
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                   CLASS I
FINANCIAL STATEMENTS.                                  ---------------------------------------------------------
                                                                    FOR THE YEAR ENDED DECEMBER 31,
                                                       ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                  2004        2003        2002        2001        2000
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...................  $   12.21   $   12.11   $   11.59   $   11.49   $   11.14
                                                       ---------   ---------   ---------   ---------   ---------
Investment income--net...............................        .39+        .44+        .56+        .63         .78
Realized and unrealized gain--net....................        .15         .13         .52         .12         .29
                                                       ---------   ---------   ---------   ---------   ---------
Total from investment operations.....................        .54         .57        1.08         .75        1.07
                                                       ---------   ---------   ---------   ---------   ---------
Less dividends from investment income--net...........       (.44)       (.47)       (.56)       (.65)       (.72)
                                                       ---------   ---------   ---------   ---------   ---------
Net asset value, end of year.........................  $   12.31   $   12.21   $   12.11   $   11.59   $   11.49
                                                       =========   =========   =========   =========   =========
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...................      4.51%       4.76%       9.57%       6.68%      10.01%
                                                       =========   =========   =========   =========   =========
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................       .51%        .50%        .50%        .51%        .49%
                                                       =========   =========   =========   =========   =========
Investment income--net...............................      3.17%       3.62%       4.76%       5.50%       6.96%
                                                       =========   =========   =========   =========   =========
----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...............  $ 613,572   $ 693,508   $ 672,305   $ 646,028   $ 507,248
                                                       =========   =========   =========   =========   =========
Portfolio turnover...................................    194.07%     254.01%     274.08%     277.86%     120.99%
                                                       =========   =========   =========   =========   =========
----------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                    FOR THE PERIOD
FINANCIAL STATEMENTS.                                          SEPTEMBER 30, 2004+
                                                              TO DECEMBER 31, 2004
                                                              ---------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       CLASS II    CLASS III
-----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $  12.28    $  12.28
                                                              --------    --------
Investment income--net***...................................       .10         .10
Realized and unrealized gain--net...........................       .03         .03
                                                              --------    --------
Total from investment operations............................       .13         .13
                                                              --------    --------
Less dividends from investment income--net..................      (.10)       (.10)
                                                              --------    --------
Net asset value, end of period..............................  $  12.31    $  12.31
                                                              ========    ========
-----------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................     1.08%++     1.08%++
                                                              ========    ========
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      .51%*       .51%*
                                                              ========    ========
Investment income--net......................................     3.40%*      3.40%*
                                                              ========    ========
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $      1    $      1
                                                              ========    ========
Portfolio turnover..........................................   194.07%     194.07%
                                                              ========    ========
-----------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Merrill Lynch Core Bond V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. The Fund offers multiple classes of shares. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the over-the-counter ("OTC") market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset

--------------------------------------------------------------------------------

value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective

--------------------------------------------------------------------------------

aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $4,696,842 has been reclassified between accumulated realized capital losses on investments and undistributed net investment income and $37,954 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to foreign currency transactions, accounting for swap agreements, differences attributable to amortization methods of premiums and discounts on fixed income securities, tax-exempt income, nondeductible expenses and distributions in excess of net investment income for tax purposes. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or "the Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's Merrill Lynch High Current Income V.I. Fund at the following annual rates: .50% of average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the year ended December 31, 2004, the aggregate average daily net assets of the Fund and the Company's Merrill Lynch High Current Income V.I. Fund was approximately $945,510,000. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Company for these services.

  Pursuant to the Distribution Plan adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Funds's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the period ended December 31, 2004, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Man-

--------------------------------------------------------------------------------

agers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2004, MLIM, LLC received $12,510 in securities lending agent fees from the Fund.

  For the year ended December 31, 2004, the Fund reimbursed MLIM $13,508 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2004 were $1,237,465,752 and $1,440,834,555, respectively.

  Transactions in options written for the year ended December 31, 2004 were as follows:

-------------------------------------------------------------------
                                              Number of   Premiums
            Call Options Written              Contracts   Received
-------------------------------------------------------------------
Outstanding call options written, beginning
 of year....................................        --           --
Options written.............................    12,497    $ 737,335
Options exercised...........................      (274)     (93,540)
Options closed..............................       (12)    (238,992)
Options expired.............................   (12,211)    (404,803)
                                               -------    ---------
Outstanding call options written,
 end of year................................        --    $      --
                                               =======    =========
-------------------------------------------------------------------

-------------------------------------------------------------------
                                             Number of    Premiums
            Put Options Written              Contracts    Received
-------------------------------------------------------------------
Outstanding put options written, beginning
 of year...................................       --             --
Options written............................      670     $1,814,676
Options exercised..........................     (137)       (23,033)
Options expired............................     (486)      (187,740)
                                              ------     ----------
Outstanding put options written,
 end of year...............................       47     $1,603,903
                                              ======     ==========
-------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $(84,664,384) and $16,235,506 for the years ended December 31, 2004 and December 31, 2003, respectively.

Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2004                      Shares          Amount
-----------------------------------------------------------------
Shares sold........................    3,385,199    $  41,554,087
Shares issued to shareholders in
 reinvestment of dividends.........    1,866,822       22,661,135
                                     -----------    -------------
Total issued.......................    5,252,021       64,215,222
Shares redeemed....................  (12,183,408)    (148,881,622)
                                     -----------    -------------
Net decrease.......................   (6,931,387)   $ (84,666,400)
                                     ===========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2003                      Shares          Amount
-----------------------------------------------------------------
Shares sold........................   10,172,951    $ 124,326,980
Shares issued to shareholders in
 reinvestment of dividends.........    2,178,222       26,354,986
                                     -----------    -------------
Total issued.......................   12,351,173      150,681,966
Shares redeemed....................  (11,064,573)    (134,446,460)
                                     -----------    -------------
Net increase.......................    1,286,600    $  16,235,506
                                     ===========    =============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Period Ended
September 30, 2004+ to December 31,                     Dollar
                2004                    Shares          Amount
------------------------------------------------------------------
Shares sold........................            81    $       1,000
Shares issued to shareholders in
 reinvestment of dividends.........             1                8
                                      -----------    -------------
Net increase.......................            82    $       1,008
                                      ===========    =============
------------------------------------------------------------------

 + Commencement of operations.

-------------------------------------------------------------------
Class III Shares for the Period Ended
September 30, 2004+ to December 31,                      Dollar
2004                                     Shares          Amount
-------------------------------------------------------------------
Shares sold.........................            81    $       1,000
Shares issued to shareholders in
 reinvestment of dividends..........             1                8
                                       -----------    -------------
Net increase........................            82    $       1,008
                                       ===========    =============
-------------------------------------------------------------------

 + Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's selection, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

--------------------------------------------------------------------------------

6. DISTRIBUTIONS TO SHAREHOLDERS:

  The Fund paid an ordinary income dividend in the amount of $.135838 per share on January 3, 2005 to shareholders of record on December 31, 2004.

  The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:

-----------------------------------------------------------------
                                       12/31/2004     12/31/2003
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income.....................  $22,661,151    $26,354,986
                                       -----------    -----------
Total taxable distributions..........  $22,661,151    $26,354,986
                                       ===========    ===========
-----------------------------------------------------------------

  As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net................    $ 6,255,966
Undistributed long-term capital gains--net........             --
                                                      -----------
Total undistributed earnings--net.................      6,255,966
Capital loss carryforward.........................     (2,819,231)*
Unrealized gains--net.............................      8,243,630**
                                                      -----------
Total accumulated earnings--net...................    $11,680,365
                                                      ===========
-----------------------------------------------------------------

 * On December 31, 2004, the Fund had a net capital loss carryforward of $2,819,231, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other book/tax temporary differences.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS OF
MERRILL LYNCH CORE BOND V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Core Bond V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Core Bond V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 16, 2005

---------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Domestic Money Market V.I. Fund
December 31, 2004--Annual Report
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the 12-month period ended December 31, 2004, Merrill Lynch Domestic Money Market V.I. Fund's Class I Shares had a net annualized yield of .91%. Since inception (February 13, 2004) through December 31, 2004, Class II Shares had a net annualized yield of .81%. Since inception (September 30, 2004) through December 31, 2004, Class III Shares had a net annualized yield of 1.58%. As of December 31, 2004, the Fund had seven-day yields of 1.68% for Class I, 1.54% for Class II and 1.77% for Class III. The Fund's average portfolio maturity was 55 days at December 31, 2004, compared to 64 days at June 30, 2004. During the fiscal year, the Fund maintained an average life ranging from a low of 49 days to a high of 71 days.

THE ENVIRONMENT

  In 2004, economic growth in the United States was quite healthy. A very accommodative monetary and fiscal policy at the beginning of the year helped to foster the expansion that now appears to be broad-based and self-sustaining. The year was also notable for an aggressive monetary policy set in place at the June Federal Open Market Committee (FOMC) meeting, which resulted in the Federal Reserve Board (the Fed) increasing the federal funds rate five times--a total of 125 basis points (1.25%)--to 2.25% by year-end. The change in policy was primarily prompted by three consecutive months of robust payroll data for March, April and May. The employment sector of the economy had lagged considerably in the recovery, but now showed clear signs that adequate job creation was underway. Increased inflation expectations resulting from higher food and energy prices were also a factor in tightening monetary policy. While the economy slowed somewhat approaching the end of the year, the Fed appeared apt to remain on track in continuing to raise short-term interest rates into 2005.
  Entering the new year, the Fed remains quite upbeat on the overall economy. Minutes from the December 14, 2004 FOMC meeting released during the first week in January showed an increased confidence in the sustainability of the recovery, increased fears about the upside inflation risks, and increased worries that current monetary policy remains too accommodative. This basically translates into further tightening of monetary policy as the Fed seeks a more neutral level for interest rates.

PORTFOLIO MATTERS

  Early in the year, we believed the Fed would leave short-term interest rates unchanged as long as the employment situation was weak and inflation remained low. With that in mind, we added some longer-dated callable U.S. agency securities to the portfolio in order to enhance yield. Yield spreads on callable agency securities relative to straight bullet issues were wide, as interest rate volatility remained at the higher end of the historical range. We continued to position the Fund in a barbelled manner through April.

  We shifted our investment strategy toward a more conservative one after the May FOMC meeting, when it appeared the Fed was moving toward a more restrictive monetary policy. The balance of our investments from a risk/reward standpoint has been in the shorter sector of the yield curve. Our strategy was to place maturities around the upcoming FOMC meetings, as it seemed clear that the Fed would tighten at each one. Going forward, our focus remains on structuring the portfolio to take advantage of future interest rate hikes as quickly as possible.

  The Fund's composition, as a percent of net assets, at the end of December and as of our last report to shareholders is detailed below:

--------------------------------------------------------
                                      12/31/04   6/30/04
--------------------------------------------------------
Commercial Paper....................    42.3%      47.8%
Funding Agreements..................     8.1        9.6
Medium-Term Notes...................    10.9        9.6
Repurchase Agreements...............     6.0        3.2
U.S. Government, Agency and
  Instrumentality Obligations--
  Discount..........................     0.5        0.4
U.S. Government, Agency and
  Instrumentality Obligations-- Non-
  Discount..........................    33.6       30.7
Liabilities in Excess of Other
  Assets............................    (1.4)      (1.3)
                                       -----      -----
TOTAL...............................   100.0%     100.0%
                                       =====      =====
--------------------------------------------------------

--------------------------------------------------------------------------------

IN CONCLUSION

  We thank you for your investment in Merrill Lynch Domestic Money Market V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your future investment needs.

Sincerely,

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers

/s/ Jacqueline Rogers
Jacqueline Rogers
Vice President and Portfolio Manager

January 14, 2005

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Domestic Money Market V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                EXPENSES PAID
                                                                              ENDING         DURING THE PERIOD++
                                                         BEGINNING         ACCOUNT VALUE            ENDED
                                                       ACCOUNT VALUE+    DECEMBER 31, 2004    DECEMBER 31, 2004*
-----------------------------------------------------------------------------------------------------------------
ACTUAL
-----------------------------------------------------------------------------------------------------------------
Class I                                                    $1,000            $1,006.10              $2.92
-----------------------------------------------------------------------------------------------------------------
Class II                                                   $1,000            $1,005.40              $3.63
-----------------------------------------------------------------------------------------------------------------
Class III                                                  $1,000            $1,004.00              $1.45
-----------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
-----------------------------------------------------------------------------------------------------------------
Class I                                                    $1,000            $1,022.22              $2.95
-----------------------------------------------------------------------------------------------------------------
Class II                                                   $1,000            $1,021.52              $3.66
-----------------------------------------------------------------------------------------------------------------
Class III                                                  $1,000            $1,011.26              $1.46
-----------------------------------------------------------------------------------------------------------------

+ July 1, 2004 for Class I and Class II Shares and September 30, 2004 (commencement of operations) for Class III Shares.
++ The period represents the six months ended for Class I and Class II Shares and from September 30, 2004 (commencement of operations) to December 31, 2004 for Class III Shares.
* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.58% for Class I, .72% for Class II and .57% for Class
   III), multiplied by the average account value over the period, multiplied by 184/366 for Class I and Class II and 93/366 for Class III (to reflect the one-half year period for Class I and Class II and actual days since inception for Class III).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year for Class I and Class II and actual days since inception for Class III divided by 366.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Domestic Money Market V.I. Fund
Schedule of Investments as of December 31, 2004
--------------------------------------------------------------------------------

                                 FACE                                              INTEREST     MATURITY
                                AMOUNT                       ISSUE                  RATE*         DATE        VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--42.3%       $ 5,000,000      CAFCO, LLC.......................    2.22 %      1/11/2005  $  4,997,533
                               10,000,000      CC (USA) Inc. (Centauri).........    2.00        3/10/2005     9,953,750
                                4,000,000      CC (USA) Inc. (Centauri).........    2.38        3/15/2005     3,980,068
                                3,000,000      CRC Funding, LLC.................    2.35        2/09/2005     2,992,754
                               14,000,000      Chariot Funding LLC..............    2.34        1/19/2005    13,985,440
                                3,500,000      Clipper Receivables Company LLC..    2.34        1/19/2005     3,496,344
                               10,000,000      Clipper Receivables Company LLC..    2.35        1/28/2005     9,983,681
                                5,000,000      Dorada Finance Incorporated......    2.38        3/04/2005     4,979,005
                                4,000,000      Edison Asset Securitization,
                                                 LLC............................    2.31        2/07/2005     3,990,979
                               10,000,000      Edison Asset Securitization,
                                                 LLC............................    2.26        2/17/2005     9,970,375
                                1,000,000      FCAR Owner Trust.................    2.30        2/02/2005       998,083
                                5,000,000      FCAR Owner Trust.................    2.00        3/09/2005     4,977,235
                                8,000,000      FCAR Owner Trust.................    2.43        3/18/2005     7,958,408
                               10,000,000      International Lease Finance
                                                 Corporation....................    2.26        2/01/2005     9,981,574
                                4,000,000      International Lease Finance
                                                 Corporation....................    2.33        2/08/2005     3,990,680
                                6,705,000      Jupiter Securitization
                                                 Corporation....................    2.34        1/13/2005     6,700,642
                                2,297,000      Jupiter Securitization
                                                 Corporation....................    2.33        2/04/2005     2,292,243
                                9,000,000      Park Avenue Receivables Corp. ...    2.32        2/04/2005     8,981,440
                                7,000,000      Sigma Finance Inc. ..............    2.02        3/22/2005     6,961,570
                                1,000,000      White Pine Corporation...........    2.35        1/25/2005       998,564
                                6,966,000      White Pine Corporation...........    2.00        3/14/2005     6,931,790
                                3,717,000      White Pine Corporation...........    2.42        3/23/2005     3,696,322
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMERCIAL PAPER
                                               (COST--$132,833,892)......................................   132,798,480
-----------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS+--8.1%       5,000,000      Allstate Life Insurance Co.(a)...    2.38       11/01/2005     5,000,000
                                5,000,000      Metropolitan Life Insurance
                                                 Company(a).....................    2.39        4/01/2005     5,000,000
                               10,500,000      Monumental Life Insurance
                                                 Company(a).....................    2.44       11/21/2005    10,500,000
                                5,000,000      New York Life Insurance
                                                 Company(a).....................    2.48        5/27/2005     5,000,000
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FUNDING AGREEMENTS
                                               (COST--$25,500,000).......................................    25,500,000
-----------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM NOTES+--10.9%       8,695,000      General Electric Capital
                                                 Corporation....................    2.51        1/17/2006     8,695,000
                                4,100,000      Goldman Sachs Group, Inc. .......    2.393       1/13/2006     4,100,000
                                1,750,000      MetLife Funding, Inc. ...........    2.443       1/13/2006     1,750,000
                                5,800,000      Morgan Stanley...................    2.523       8/15/2005     5,800,000
                                1,500,000      Morgan Stanley...................    2.331       1/04/2006     1,500,000
                                1,700,000      Morgan Stanley...................    2.428       1/27/2006     1,700,000
                                1,900,000      Pfizer, Inc. ....................    2.071      11/04/2005     1,900,000
                                2,700,000      Procter & Gamble Company.........    2.42        1/10/2006     2,699,881
                                6,000,000      Sigma Finance Inc. ..............    2.315       5/05/2005     5,999,698
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL MEDIUM-TERM NOTES
                                               (COST--$34,144,698).......................................    34,144,579
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY &        1,500,000      Fannie Mae.......................    7.00        7/15/2005     1,533,554
INSTRUMENTALITY
  OBLIGATIONS--
DISCOUNT--0.5%
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT AGENCY &
                                               INSTRUMENTALITY OBLIGATIONS--DISCOUNT
                                               (COST--$1,540,776)........................................     1,533,554
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY &       10,250,000      Fannie Mae+......................    1.96        1/18/2005    10,248,959
INSTRUMENTALITY
  OBLIGATIONS--
NON-DISCOUNT--33.6%

                               10,000,000      Fannie Mae+......................    2.35        2/18/2005    10,000,263
                               10,200,000      Fannie Mae+......................    2.43        3/16/2005    10,199,184
                                3,000,000      Fannie Mae.......................    1.61        5/13/2005     2,990,478
                                2,000,000      Fannie Mae.......................    1.75        5/23/2005     1,994,186

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Domestic Money Market V.I. Fund
Schedule of Investments as of December 31, 2004 (concluded)
--------------------------------------------------------------------------------

                                 FACE                                              INTEREST     MATURITY
                                AMOUNT                       ISSUE                  RATE*         DATE        VALUE
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY &
INSTRUMENTALITY
  OBLIGATIONS--
NON-DISCOUNT (CONCLUDED)
                              $ 4,050,000      Fannie Mae.......................    1.875%      9/15/2005  $  4,022,756
                                5,275,000      Fannie Mae+......................    2.33       12/09/2005     5,271,583
                                1,250,000      Fannie Mae.......................    2.25        2/28/2006     1,238,585
                                1,000,000      Fannie Mae.......................    3.00        9/20/2006       996,681
                                3,900,000      Federal Farm Credit Banks+.......    2.27        2/28/2005     3,899,940
                                5,100,000      Federal Farm Credit Banks+.......    2.333       2/21/2006     5,098,844
                                1,500,000      Federal Home Loan Banks..........    1.875       2/15/2005     1,499,014
                                1,900,000      Federal Home Loan Banks..........    4.375       2/15/2005     1,904,081
                               10,250,000      Federal Home Loan Banks+.........    2.475       3/30/2005    10,250,051
                               11,275,000      Federal Home Loan Banks..........    1.625       4/15/2005    11,247,850
                                1,700,000      Federal Home Loan Banks..........    1.42        6/30/2005     1,689,593
                                2,500,000      Federal Home Loan Banks..........    1.75        8/15/2005     2,484,513
                                4,000,000      Federal Home Loan Banks..........    1.50        8/26/2005     3,967,200
                                5,000,000      Federal Home Loan Banks+.........    1.93        5/10/2006     4,996,900
                                5,000,000      Federal Home Loan Banks+.........    2.163       5/19/2006     4,998,570
                                1,850,000      Freddie Mac......................    3.875       2/15/2005     1,852,936
                                   55,000      Freddie Mac......................    1.75        5/15/2005        54,854
                                2,200,000      Freddie Mac......................    4.25        6/15/2005     2,216,190
                                1,300,000      Freddie Mac......................    2.29       10/28/2005     1,293,678
                                1,300,000      Freddie Mac......................    2.41       11/04/2005     1,294,704
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT AGENCY & INSTRUMENTALITY
                                               OBLIGATIONS--NON-DISCOUNT (COST--$105,851,917)............   105,711,593
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--6.0%    18,970,000      UBS Warburg Corp. LLC,
                                                 purchased on 12/31/2004 to
                                                 yield 2.20% to 1/03/2005,
                                                 repurchase price $18,973,478,
                                                 collateralized by Fannie Mae,
                                                 6.625% due 9/15/2009....................................    18,970,000
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL REPURCHASE AGREEMENTS
                                               (COST--$18,970,000).......................................    18,970,000
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$318,841,283**)--101.4%............................   318,658,206
                                               LIABILITIES IN EXCESS OF
                                               OTHER ASSETS--(1.4%)......................................    (4,252,960)
                                                                                                           ------------
                                               NET ASSETS--100.0%........................................  $314,405,246
                                                                                                           ============
-----------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain U.S. Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes: the interest rates shown are the rates in effect at December 31, 2004.

** The cost and unrealized appreciation/depreciation of investments, as of December 31, 2004, as computed for federal income tax purposes, were as follows:

---------------------------------------------------------------------------
Aggregate cost..............................................   $318,841,283
                                                               ============
Gross unrealized appreciation...............................   $      4,497
Gross unrealized depreciation...............................       (187,574)
                                                               ------------
Net unrealized depreciation.................................   $   (183,077)
                                                               ============
---------------------------------------------------------------------------

+  Variable rate notes.

(a)  Restricted securities as to resale.

----------------------------------------------------------------------------------------------------------
ISSUE                                                         ACQUISITION DATE      COST          VALUE
----------------------------------------------------------------------------------------------------------
Allstate Life Insurance Co., 2.38% due 11/01/2005...........     11/01/2004      $ 5,000,000   $ 5,000,000
Metropolitan Life Insurance Company, 2.39% due 4/01/2005....       4/1/2004        5,000,000     5,000,000
Monumental Life Insurance Company, 2.44% due 11/21/2005.....     10/25/2004       10,500,000    10,500,000
New York Life Insurance Company, 2.48% due 5/27/2005........      5/28/2004        5,000,000     5,000,000
----------------------------------------------------------------------------------------------------------
Total.......................................................                     $25,500,000   $25,500,000
                                                                                 ===========   ===========
----------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Domestic Money Market V.I. Fund
Statement of Assets and Liabilities as of December 31, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$318,841,283).......................................                $318,658,206
Cash........................................................                      25,786
Receivables:
  Interest..................................................  $  504,281
  Capital shares sold.......................................     167,225         671,506
                                                              ----------
Prepaid expenses and other assets...........................                       3,322
                                                                            ------------
Total assets................................................                 319,358,820
                                                                            ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................   4,749,564
  Investment adviser........................................     154,444
  Other affiliates..........................................       2,688
  Distributor...............................................         202       4,906,898
                                                              ----------
Accrued expenses............................................                      46,676
                                                                            ------------
Total liabilities...........................................                   4,953,574
                                                                            ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                $314,405,246
                                                                            ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value,
  3,300,000,000 shares authorized...........................                $ 31,453,807
Class II Shares of Common Stock, $.10 par value,
  1,300,000,000 shares authorized...........................                       5,318
Class III Shares of Common Stock, $.10 par value
  1,300,000,000 shares authorized...........................                         100
Paid-in capital in excess of par............................                 283,129,098
Undistributed investment income--net........................  $      415
Accumulated realized capital losses--net....................        (415)
Unrealized depreciation--net................................    (183,077)
                                                              ----------
Total accumulated losses--net...............................                    (183,077)
                                                                            ------------
NET ASSETS..................................................                $314,405,246
                                                                            ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $314,351,058 and 314,538,073
  shares outstanding........................................                $       1.00
                                                                            ============
Class II--Based on net assets of $53,188 and 53,182 shares
  outstanding...............................................                $       1.00
                                                                            ============
Class III--Based on net assets of $1,000 and 1,000 shares
  outstanding...............................................                $       1.00
                                                                            ============
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Domestic Money Market V.I. Fund
Statement of Operations for the Year Ended December 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................                $5,435,621
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,854,534
Accounting services.........................................     133,745
Printing and shareholder reports............................      35,219
Professional fees...........................................      32,615
Custodian fees..............................................      29,837
Directors' fees and expenses................................      21,995
Transfer agent fees--Class I................................       4,999
Pricing services............................................       2,181
Distribution fees--Class II.................................         202
Transfer agent fees--Class II...............................           2
Other.......................................................      20,356
                                                              ----------
Total expenses..............................................                 2,135,685
                                                                            ----------
Investment income--net......................................                 3,299,936
                                                                            ----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS--NET:
Realized loss on investments--net...........................                      (403)
Change in unrealized appreciation/depreciation on
  investments--net..........................................                  (326,924)
                                                                            ----------
Total realized and unrealized loss--net.....................                  (327,327)
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $2,972,609
                                                                            ==========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Domestic Money Market V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                              ------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2004             2003
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   3,299,936    $   3,651,621
Realized gain(loss)--net....................................           (403)          21,313
Change in unrealized appreciation/depreciation--net.........       (326,924)        (227,016)
                                                              -------------    -------------
Net increase in net assets resulting from operations........      2,972,609        3,445,918
                                                              -------------    -------------
--------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................     (3,301,244)      (3,652,671)
  Class II..................................................         (1,333)              --
  Class III.................................................             (4)              --
Realized gain--net:
  Class I...................................................             --          (21,313)
                                                              -------------    -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (3,302,581)      (3,673,984)
                                                              -------------    -------------
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (114,203,196)    (116,463,036)
                                                              -------------    -------------
--------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (114,533,168)    (116,691,102)
Beginning of year...........................................    428,938,414      545,629,516
                                                              -------------    -------------
End of year*................................................  $ 314,405,246    $ 428,938,414
                                                              =============    =============
--------------------------------------------------------------------------------------------

*  Undistributed investment income--net.....................  $         415               --
                                                              =============    =============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Domestic Money Market V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                      CLASS I
FINANCIAL STATEMENTS.                                      --------------------------------------------------------
                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                      2004        2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                           --------    --------    --------    --------    --------
Investment income--net...................................     .0092       .0072       .0147       .0384       .0588
Realized and unrealized gain (loss)--net.................    (.0009)     (.0004)     (.0007)      .0015       .0008
                                                           --------    --------    --------    --------    --------
Total from investment operations.........................     .0083       .0068       .0140       .0399       .0596
                                                           --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.................................    (.0092)     (.0072)     (.0147)     (.0384)     (.0588)
  Realized gain--net.....................................        --          --+         --+     (.0002)         --+
                                                           --------    --------    --------    --------    --------
Total dividends and distributions........................    (.0092)     (.0072)     (.0147)     (.0386)     (.0588)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year.............................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................      .92%        .73%       1.49%       3.89%       6.00%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................      .57%        .57%        .57%        .57%        .55%
                                                           ========    ========    ========    ========    ========
Investment income and realized gain--net.................      .89%        .73%       1.47%       3.69%       5.88%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $314,351    $428,938    $545,630    $580,609    $455,259
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.

+  Amount is less than $(.0001) per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Domestic Money Market V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                    CLASS II               CLASS III
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  --------------------   ---------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                    FOR THE PERIOD         FOR THE PERIOD
FINANCIAL STATEMENTS.                                         FEBRUARY 13, 2004++    SEPTEMBER 30, 2004++
INCREASE (DECREASE) IN NET ASSET VALUE:                       TO DECEMBER 31, 2004   TO DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................        $  1.00                 $  1.00
                                                                    -------                 -------
Investment income--net......................................          .0071                   .0040
Realized and unrealized gain--net...........................             --+                     --+
                                                                    -------                 -------
Total from investment operations............................          .0071                   .0040
                                                                    -------                 -------
Less dividends from investment income--net..................         (.0071)                 (.0040)
                                                                    -------                 -------
Net asset value, end of period..............................        $  1.00                 $  1.00
                                                                    =======                 =======
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................           .72%+++                 .40%+++
                                                                    =======                 =======
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................           .72%*                   .57%*
                                                                    =======                 =======
Investment income and realized gain--net....................           .98%*                  1.44%*
                                                                    =======                 =======
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................        $    53                 $     1
                                                                    =======                 =======
----------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

+   Amount is less than $.0001 per share.

++  Commencement of operations.

+++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Domestic Money Market V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Domestic Money Market V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities with remaining maturities of greater than 60 days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing 60 days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  (b) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional Fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain

--------------------------------------------------------------------------------

the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, approximately $3,000 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to non-deductible expenses. This reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.
  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets.
  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the period ended December 31, 2004, the distribution fees were not accrued for Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

  For the year ended December 31, 2004, the Fund reimbursed MLIM $7,827 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $114,203,196 and $116,463,036 for the years ended December 31, 2004 and December 31, 2003, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2004                      Shares          Amount
-----------------------------------------------------------------
Shares sold.......................
                                     138,164,749    $ 138,164,749
Shares issued to shareholders in
 reinvestment of dividends........
                                       3,302,672        3,302,672
                                    ------------    -------------
Total issued......................
                                     141,467,421      141,467,421
Shares redeemed...................
                                    (255,724,799)    (255,724,799)
                                    ------------    -------------
Net decrease......................
                                    (114,257,378)   $(114,257,378)
                                    ============    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2003                      Shares          Amount
-----------------------------------------------------------------
Shares sold.......................   256,723,362    $ 256,723,362
Shares issued resulting from
 reorganization...................    10,391,621       10,391,621
Shares issued to shareholders in
 reinvestment of dividends and
 distributions....................     3,675,136        3,675,136
                                    ------------    -------------
Total issued......................   270,790,119      270,790,119
Shares redeemed...................  (387,253,155)    (387,253,155)
                                    ------------    -------------
Net decrease......................  (116,463,036)   $(116,463,036)
                                    ============    =============
-----------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Period                           Dollar
February 13, 2004+ to December 31, 2004    Shares        Amount
------------------------------------------------------------------
Shares sold...........................    4,294,727    $ 4,294,727
Shares issued to shareholders in
 reinvestment of dividends............        1,072          1,072
                                         ----------    -----------
Total issued..........................    4,295,799      4,295,799
Shares redeemed.......................   (4,242,617)    (4,242,617)
                                         ----------    -----------
Net increase..........................       53,182    $    53,182
                                         ==========    ===========
------------------------------------------------------------------

+ Commencement of operations.

------------------------------------------------------------------
Class III Shares for the Period                             Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................  1,000     $1,000
                                                  -----     ------
Net increase....................................  1,000     $1,000
                                                  =====     ======
------------------------------------------------------------------

+ Commencement of operations.

4. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

-----------------------------------------------------------------
                                         12/31/2004    12/31/2003
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $3,302,581    $3,673,831
 Net long-term capital gains...........          --           153
                                         ----------    ----------
Total taxable distributions............  $3,302,581    $3,673,984
                                         ==========    ==========
-----------------------------------------------------------------

  As of December 31, 2004, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net..................  $       415
Undistributed long-term capital gains--net..........           --
                                                      -----------
Total undistributed earnings--net...................          415
Capital loss carryforward...........................           --
Unrealized losses--net..............................     (183,492)*
                                                      -----------
Total accumulated losses--net.......................  $  (183,077)
                                                      ===========
-----------------------------------------------------------------

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the deferral of post-October capital losses for tax purposes.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Domestic Money Market V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
MERRILL LYNCH DOMESTIC MONEY MARKET V.I. FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Domestic Money Market V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Domestic Money Market V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 16, 2005

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUND, INC.
Merrill Lynch Fundamental Growth V.I. Fund
December 31, 2004--Annual Report
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

INVESTMENT ENVIRONMENT

  Although equity markets finished the year in positive territory, it was not without some suspense along the way. The stock market performed strongly in the early months of the year, carrying the momentum from year-end 2003 into 2004. Specifically, equities gleaned support from favorable economic news, unprecedented fiscal and monetary policy stimulus, extraordinary corporate earnings results, strong money flows and attractive valuations. In the second and third quarters, the market was much more volatile, taking its cues from election-related uncertainty, violence in Iraq, record-high oil prices, rising interest rates and a series of soft economic data. With the conclusion of the election in November, equities took a more definitive turn upward and the Standard & Poor's 500 (S&P 500) Index ended the year with a 12-month return of +10.88%.

  The value style of investing significantly outpaced growth for the year. The S&P 500 Barra Growth Index recorded a one-year return of +6.13% as of December 31, 2004, while the S&P 500 Barra Value Index returned +15.70% for the same period. In addition, small cap stocks outpaced their large cap counterparts for the year, as reflected in the +18.33% return of the small cap Russell 2000 Index versus the +11.40% return of the large cap Russell 1000 Index.

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 2004, Merrill Lynch Fundamental Growth V.I. Fund's Class I Shares had a total return of +6.80%, outpacing the +6.13% return of the benchmark S&P 500 Barra Growth Index. Since inception (September 30, 2004) through December 31, 2004, the Fund's Class II and Class III Shares each returned +9.14%, while the S&P 500 Barra Growth Index returned +8.51%.

  Fund performance was particularly strong during the second half of the fiscal year, with Class I Shares posting a return of +3.97% versus +3.32% for the S&P 500 Barra Growth Index. This was primarily the result of successful stock selection in the consumer discretionary and industrials sectors. Individual stocks that made a meaningful positive contribution to Fund returns during this time were Starbucks Corporation, Monster Worldwide, Inc., Coach, Inc., Rockwell Automation, Inc., Starwood Hotels & Resorts Worldwide, Inc., Marriott International, Inc., Paccar, Inc., Carnival Corp., Eaton Corp., Emerson Electric Co. and Staples, Inc. Hindering Fund performance during the second half of the year, as well as in the first half, was our exposure to the information technology (IT) sector. Stock price declines in Intel Corp., Cisco Systems, Inc. and EMC Corporation were the most significant negative contributors in the IT sector. In contrast, the Fund's IT investments made the most important positive contribution to investment returns in fiscal year 2003.

PORTFOLIO ACTIVITY

  We significantly reduced our exposure to the Fund's major IT holdings as the stock prices moved upward in the fourth quarter of 2004. However, we remained slightly overweight in the IT sector at year-end 2004 in anticipation of relatively good earnings reports from the major technology companies in January 2005. At period-end, the Fund's two major IT holdings were Intel and Microsoft Corp.

  In the health care sector, we continued to avoid investments in the major U.S. pharmaceutical companies, an area we have steered away from for fundamental reasons since the second quarter of 2001. This strategy proved beneficial. Nevertheless, Fund performance was hurt in the second half of 2004 by the stock price decline of other health care names, including Boston Scientific Corp., Gilead Sciences, Inc., Alcon, Inc., Medtronic, Inc. and Forest Laboratories, Inc. We continue to hold these investments because we believe the long-run investment fundamentals are excellent and the companies provide value-added products and services.

  The Fund had no exposure to insurance brokers and the major property and casualty insurance companies during all of 2004. This fact contributed positively to the Fund's relative results over the past six months as New York Attorney General Eliot Spitzer disclosed his findings of unfair and illegal business practices in the insurance industry.

YEAR-END POSITION

  The Fund's largest positions at year-end 2004 were General Electric Co., Microsoft, 3M Co., Schlumberger Ltd. and Intel. The portfolio was overweight relative to the S&P 500 Barra Growth Index in the energy, industrials, materials, consumer discretionary and IT sectors. We anticipate a slower rate of real growth for the U.S. economy in 2005. However, capital spending is expected to be relatively strong, supporting revenue and earnings growth in these sectors. Also, assuming China continues to

--------------------------------------------------------------------------------

enjoy a real rate of economic growth above that of most other developed and developing economies, we might expect continued upward pressure on the prices of energy products and basic materials. This is because China's expansion will continue to increase the demand for commodities and materials, thereby supporting our investment thesis regarding the energy, industrials and materials sectors.

IN CONCLUSION

  We appreciate your investment in Merrill Lynch Fundamental Growth V.I. Fund of Merrill Lynch Variable Series Fund, Inc., and we look forward to discussing our investment outlook and strategies with you again in our next report to shareholders.

Sincerely,

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers

/s/ Lawrence R. Fuller
Lawrence R. Fuller
Vice President and Portfolio Manager

January 14, 2005

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Fundamental Growth V.I. Fund
Portfolio Information as of December 31, 2004
--------------------------------------------------------------------------------

                                                                 PERCENT OF
SECTOR REPRESENTATION                                         TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Information Technology......................................        23.4%
Industrials.................................................        23.1
Health Care.................................................        16.2
Energy......................................................        10.6
Consumer Discretionary......................................        10.4
Materials...................................................         5.2
Financials..................................................         2.7
Consumer Staples............................................         1.2
Other*......................................................         7.2
-------------------------------------------------------------------------------

* Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Fundamental Growth V.I. Fund
Total Return Based on a $10,000 Investment--Class I Shares
--------------------------------------------------------------------------------

(LINE GRAPH)

                                                      MERRILL LYNCH
                                                 FUNDAMENTAL GROWTH V.I.      STANDARD & POOR'S 500       STANDARD & POOR'S 500
                                                 FUND+--CLASS I SHARES*              INDEX++              BARRA GROWTH INDEX+++
                                                 -----------------------      ---------------------       ---------------------
4/03/00                                                   10000                       10000                       10000
12/00                                                      9273                        8842                        7556
12/01                                                      7593                        7791                        6594
12/02                                                      5504                        6069                        5039
12/03                                                      7045                        7810                        6331
12/04                                                      7523                        8660                        6720

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
**  Commencement of operations.
+ The Fund invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average rates of growth earnings over the long term.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Fundamental Growth V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/04                                          +6.80%
--------------------------------------------------------------------------
Inception (4/03/00) through 12/31/04                             -5.82
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Fundamental Growth V.I. Fund
Aggregate Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/04                             +9.14%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Fundamental Growth V.I. Fund
Aggregate Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/04                             +9.14%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Fundamental Growth V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2004                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +3.97%         + 6.80%
-----------------------------------------------------------------------------------------
Class II Shares*                                                    --              --
-----------------------------------------------------------------------------------------
Class III Shares*                                                   --              --
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +7.19          +10.88
-----------------------------------------------------------------------------------------
S&P 500 Barra Growth Index***                                    +3.32          + 6.13
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Class II and Class III Shares commenced operations on 9/30/04.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of the NYSE market capitalization and 30% of NYSE issues.

*** This unmanaged Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios.

Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Fundamental Growth V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                         ENDING               EXPENSES PAID
                                                     BEGINNING        ACCOUNT VALUE     DURING THE PERIOD++ ENDED
                                                   ACCOUNT VALUE+   DECEMBER 31, 2004      DECEMBER 31, 2004*
-----------------------------------------------------------------------------------------------------------------
ACTUAL
-----------------------------------------------------------------------------------------------------------------
Class I                                                $1,000           $1,039.70                 $3.74
-----------------------------------------------------------------------------------------------------------------
Class II                                               $1,000           $1,091.40                 $1.97
-----------------------------------------------------------------------------------------------------------------
Class III                                              $1,000           $1,091.40                 $1.97
-----------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
-----------------------------------------------------------------------------------------------------------------
Class I                                                $1,000           $1,021.43                 $3.71
-----------------------------------------------------------------------------------------------------------------
Class II                                               $1,000           $1,010.82                 $1.89
-----------------------------------------------------------------------------------------------------------------
Class III                                              $1,000           $1,010.82                 $1.89
-----------------------------------------------------------------------------------------------------------------

+ July 1, 2004 for Class I and September 30, 2004 (commencement of operations) for Class II and Class III Shares.
++ The period represents the six months ended for Class I Shares and from September 30, 2004 (commencement of operations) to December 31, 2004 for Class II and Class III Shares.
* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.73% for Class I, .74% for Class II and .74% for Class
   III), multiplied by the average account value over the period, multiplied by 183/366 for Class I, 93/366 for Class II and Class III (to reflect the one-half year period for Class I and actual days since inception for Class II and Class III).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year for Class I and actual days since inception for Class II and Class III divided by 366.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Fundamental Growth V.I. Fund
Schedule of Investments as of December 31, 2004
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY (++)                       HELD                            COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--2.2%              123,900      +Gilead Sciences, Inc. ...................................  $  4,335,261
-----------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.1%             30,400      Franklin Resources, Inc. .................................     2,117,360
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS--5.4%                   47,200      Air Products & Chemicals, Inc. ...........................     2,736,184
                                  86,400      The Dow Chemical Co. .....................................     4,277,664
                                  10,000      EI Du Pont de Nemours & Co................................       490,500
                                  62,700      Praxair, Inc. ............................................     2,768,205
                                  10,000      Sigma-Aldrich Corp. ......................................       604,600
                                                                                                          ------------
                                                                                                            10,877,153
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &             21,000      Manpower, Inc. ...........................................     1,014,300
SUPPLIES--2.4%
                                  79,100      +Monster Worldwide, Inc.(c)...............................     2,660,924
                                  36,700      Robert Half International, Inc. ..........................     1,080,081
                                                                                                          ------------
                                                                                                             4,755,305
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                   196,900      +Corning, Inc. ...........................................     2,317,513
EQUIPMENT--2.2%
                                  65,200      +Telefonaktiebolaget LM Ericsson(d).......................     2,053,148
                                                                                                          ------------
                                                                                                             4,370,661
-----------------------------------------------------------------------------------------------------------------------
COMPUTERS &                      184,000      Hewlett-Packard Co. ......................................     3,858,480
PERIPHERALS--2.9%
                                  78,800      +Sandisk Corp. ...........................................     1,967,636
                                                                                                          ------------
                                                                                                             5,826,116
-----------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--1.8%            62,600      American Express Co. .....................................     3,528,762
-----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--2.7%        40,600      Emerson Electric Co. .....................................     2,846,060
                                  50,500      Rockwell Automation, Inc. ................................     2,502,275
                                                                                                          ------------
                                                                                                             5,348,335
-----------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT &                84,700      Baker Hughes, Inc.(c).....................................     3,614,149
SERVICES--6.3%
                                  26,200      +Grant Prideco, Inc. .....................................       525,310
                                  88,000      Schlumberger Ltd. ........................................     5,891,600
                                  61,200      +Transocean, Inc. ........................................     2,594,268
                                                                                                          ------------
                                                                                                            12,625,327
-----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--1.2%               63,800      McCormick & Co., Inc. ....................................     2,462,680
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &           70,600      Alcon, Inc. ..............................................     5,690,360
SUPPLIES--12.5%
                                 113,800      +Boston Scientific Corp. .................................     4,045,590
                                  20,600      Dentsply International, Inc. .............................     1,157,720
                                  19,400      +Fisher Scientific International..........................     1,210,172
                                 102,100      Medtronic, Inc. ..........................................     5,071,307
                                  50,900      +St. Jude Medical, Inc. ..................................     2,134,237
                                  56,900      +Varian Medical Systems, Inc. ............................     2,460,356
                                  23,100      +Waters Corp. ............................................     1,080,849
                                  26,000      +Zimmer Holdings, Inc. ...................................     2,083,120
                                                                                                          ------------
                                                                                                            24,933,711
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &           25,200      UnitedHealth Group, Inc. .................................     2,218,356
SERVICES--1.1%
-----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &             39,300      Carnival Corp. ...........................................     2,264,859
LEISURE--7.6%
                                  73,500      Marriott International, Inc. Class A......................     4,629,030
                                  50,800      +Starbucks Corp. .........................................     3,167,888
                                  48,800      Starwood Hotels & Resorts Worldwide, Inc. ................     2,849,920
                                  33,400      +Wynn Resorts Ltd. .......................................     2,235,128
                                                                                                          ------------
                                                                                                            15,146,825
-----------------------------------------------------------------------------------------------------------------------
IT SERVICES--3.9%                 81,000      +Accenture Ltd. Class A...................................     2,187,000
                                  48,800      First Data Corp. .........................................     2,075,952
                                  25,200      +Hewitt Associates, Inc. Class A..........................       806,652
                                  78,000      Paychex, Inc. ............................................     2,658,240
                                                                                                          ------------
                                                                                                             7,727,844
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Fundamental Growth V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY (++)                       HELD                            COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                       117,300      3M Co. ...................................................  $  9,626,811
CONGLOMERATES--11.5%
                                 364,400      General Electric Co. .....................................    13,300,600
                                                                                                          ------------
                                                                                                            22,927,411
-----------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE &               65,000      +Yahoo!, Inc. ............................................     2,449,200
SERVICES--1.2%
-----------------------------------------------------------------------------------------------------------------------
MACHINERY--6.3%                   43,200      Cummins, Inc. ............................................     3,619,728
                                  28,600      Deere & Co. ..............................................     2,127,840
                                  37,800      Eaton Corp. ..............................................     2,735,208
                                  50,600      Paccar, Inc. .............................................     4,072,288
                                                                                                          ------------
                                                                                                            12,555,064
-----------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS--1.2%          46,000      Canon Inc. ...............................................     2,482,483
-----------------------------------------------------------------------------------------------------------------------
OIL & GAS--4.7%                  115,300      Devon Energy Corp. .......................................     4,487,476
                                  46,900      Occidental Petroleum Corp.(c).............................     2,737,084
                                  61,600      Pioneer Natural Resources Co.(c)..........................     2,162,160
                                                                                                          ------------
                                                                                                             9,386,720
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--1.1%             47,700      +Forest Laboratories, Inc. ...............................     2,139,822
-----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                 394,900      Intel Corp. ..............................................     9,236,711
SEMICONDUCTOR
EQUIPMENT--4.6%
-----------------------------------------------------------------------------------------------------------------------
SOFTWARE--8.2%                    33,800      +Electronic Arts, Inc.(c).................................     2,084,784
                                 368,900      Microsoft Corp. ..........................................     9,853,319
                                 325,700      +Oracle Corp. ............................................     4,468,604
                                                                                                          ------------
                                                                                                            16,406,707
-----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--1.8%           104,600      Staples, Inc. ............................................     3,526,066
-----------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY        51,600      +Coach, Inc. .............................................     2,910,240
GOODS--1.5%
-----------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES &              124,200      Wolseley Plc..............................................     2,321,328
DISTRIBUTORS--1.2%
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN COMMON STOCKS
                                              (COST--$167,184,612)--96.6%...............................   192,615,448
-----------------------------------------------------------------------------------------------------------------------
                     BENEFICIAL INTEREST                        SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
                              $6,912,532      Merrill Lynch Liquidity Series, LLC Cash Sweep Series
                                                I(a)....................................................     6,912,532
                               8,014,700      Merrill Lynch Liquidity Series, LLC Money Market
                                                Series(a)(b)............................................     8,014,700
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                              (COST--$14,927,232)--7.5%.................................    14,927,232
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS
                                              (COST--$182,111,844*)--104.1%.............................   207,542,680
                                              LIABILITIES IN EXCESS OF OTHER ASSETS--(4.1%).............    (8,198,674)
                                                                                                          ------------
                                              NET ASSETS--100.0%........................................  $199,344,006
                                                                                                          ============
-----------------------------------------------------------------------------------------------------------------------

+    Non-income producing security.

++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
* The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:
--------------------------------------------------------------------------------

Aggregate cost..............................................  $183,647,656
                                                              ============
Gross unrealized appreciation...............................  $ 27,169,212
Gross unrealized depreciation...............................    (3,274,188)
                                                              ------------
Net unrealized appreciation.................................  $ 23,895,024
                                                              ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Fundamental Growth V.I. Fund
Schedule of Investments as of December 31, 2004 (concluded)
--------------------------------------------------------------------------------

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

---------------------------------------------------------------------------------------------
                                                                  NET       INTEREST/DIVIDEND
AFFILIATE                                                      ACTIVITY        INCOME
---------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $(4,211,017)       $98,024
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $ 2,374,551        $ 6,401
Merrill Lynch Premier Institutional Fund....................   (1,880,051)       $   719
---------------------------------------------------------------------------------------------

(b) Security was purchased with the cash proceeds from securities loans.

(c)  Security, or portion of security, is on loan.

(d) Depositary Receipts.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Fundamental Growth V.I. Fund
Statement of Assets and Liabilities as of December 31, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $7,796,148)
  (identified cost--$167,184,612)...........................                  $192,615,448
Investments in affiliated securities, at value (identified
  cost--$14,927,232)........................................                    14,927,232
Receivables:
  Securities sold...........................................  $    792,900
  Dividends.................................................       350,327
  Interest from affiliates..................................        22,386
  Securities lending........................................           510
  Capital shares sold.......................................           147       1,166,270
                                                              ------------
Prepaid expenses............................................                         1,203
                                                                              ------------
Total assets................................................                   208,710,153
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                     8,014,700
Payables:
  Securities purchased......................................     1,025,200
  Capital shares redeemed...................................       176,620
  Investment adviser........................................       122,228
  Other affiliates..........................................         1,839       1,325,887
                                                              ------------
Accrued expenses............................................                        25,560
                                                                              ------------
Total liabilities...........................................                     9,366,147
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $199,344,006
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $  2,695,181
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            15
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            15
Paid-in capital in excess of par............................                   204,101,726
Accumulated distributions in excess of investment
  income--net...............................................  $       (123)
Accumulated realized capital losses--net....................   (32,882,836)
Unrealized appreciation--net................................    25,430,028
                                                              ------------
Total accumulated losses--net...............................                    (7,452,931)
                                                                              ------------
NET ASSETS..................................................                  $199,344,006
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $199,341,824 and 26,951,807
  shares outstanding........................................                  $       7.40
                                                                              ============
Class II--Based on net assets of $1,091 and 147.49 shares
  outstanding...............................................                  $       7.40
                                                                              ============
Class III--Based on net assets of $1,091 and 147.49 shares
  outstanding...............................................                  $       7.40
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Fundamental Growth V.I. Fund
Statement of Operations for the Year Ended December 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $15,618 foreign withholding tax)..........                 $ 2,781,162
Interest from affiliates....................................                      98,024
Securities lending--net.....................................                       7,120
                                                                             -----------
Total income................................................                   2,886,306
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 1,263,403
Accounting services.........................................       62,766
Professional fees...........................................       31,488
Custodian fees..............................................       22,622
Printing and shareholder reports............................       16,340
Directors' fees and expenses................................       11,271
Transfer agent fees--Class I................................        5,000
Pricing services............................................        3,352
Other.......................................................       17,110
                                                              -----------
Total expenses..............................................                   1,433,352
                                                                             -----------
Investment income--net......................................                   1,452,954
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................   14,155,983
  Foreign currency transactions--net........................       (7,500)    14,148,483
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (3,154,890)
  Foreign currency transactions--net........................         (802)    (3,155,692)
                                                              -----------    -----------
Total realized and unrealized gain--net.....................                  10,992,791
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $12,445,745
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Fundamental Growth V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2004           2003
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  1,452,954   $    231,435
Realized gain (loss)--net...................................    14,148,483    (12,981,295)
Change in unrealized appreciation/depreciation--net.........    (3,155,692)    53,661,567
                                                              ------------   ------------
Net increase in net assets resulting from operations........    12,445,745     40,911,707
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................    (1,461,036)      (220,023)
  Class II..................................................            (8)            --
  Class III.................................................            (8)            --
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................    (1,461,052)      (220,023)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................    (8,650,692)   (44,206,000)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................     2,334,001     (3,514,316)
Beginning of year...........................................   197,010,005    200,524,321
                                                              ------------   ------------
End of year*................................................  $199,344,006   $197,010,005
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $       (123)  $      4,011
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Fundamental Growth V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                      CLASS I
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE      -------------------------------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                                FOR THE YEAR ENDED                           FOR THE PERIOD
                                                                        DECEMBER 31,                              APRIL 3, 2000+
                                                  --------------------------------------------------------        TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:             2004            2003            2002            2001               2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............  $   6.98        $   5.46        $   7.54        $   9.23            $ 10.00
                                                  --------        --------        --------        --------            -------
Investment income--net..........................       .05(++++)       .01(++++)       .01(++++)       .04(++++)          .03
Realized and unrealized gain (loss)--net........       .42            1.52           (2.08)          (1.71)              (.76)
                                                  --------        --------        --------        --------            -------
Total from investment operations................       .47            1.53           (2.07)          (1.67)              (.73)
                                                  --------        --------        --------        --------            -------
Less dividends:
  Investment income--net........................      (.05)           (.01)           (.01)           (.02)              (.04)
  In excess of investment income--net...........        --              --              --              --                 --++
                                                  --------        --------        --------        --------            -------
Total dividends.................................      (.05)           (.01)           (.01)           (.02)              (.04)
                                                  --------        --------        --------        --------            -------
Net asset value, end of period..................  $   7.40        $   6.98        $   5.46        $   7.54            $  9.23
                                                  ========        ========        ========        ========            =======
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..............     6.80%          27.98%         (27.51%)        (18.12%)            (7.27%)(++)
                                                  ========        ========        ========        ========            =======
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver.........................      .74%            .74%            .75%            .79%              1.09%*
                                                  ========        ========        ========        ========            =======
Expenses........................................      .74%            .74%            .75%            .79%              1.12%*
                                                  ========        ========        ========        ========            =======
Investment income--net..........................      .75%            .13%            .09%            .57%              1.18%*
                                                  ========        ========        ========        ========            =======
---------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)........  $199,342        $197,010        $200,524        $163,218            $32,480
                                                  ========        ========        ========        ========            =======
Portfolio turnover..............................    78.03%         134.62%          89.61%          94.56%             95.44%
                                                  ========        ========        ========        ========            =======
---------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

** Total investment returns exclude insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

+    Commencement of operations.

++   Amount is less than $(.01) per share.

(++) Aggregate total investment return.

(++++) Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Fundamental Growth V.I Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                     SEPTEMBER 30,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                        2004+
FINANCIAL STATEMENTS.                                           TO DECEMBER 31,
                                                                      2004
                                                              --------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       CLASS II   CLASS III
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................   $ 6.83     $  6.83
                                                               ------     -------
Investment income--net@@....................................      .05         .05
Realized and unrealized gain--net...........................      .57         .57
                                                               ------     -------
Total from investment operations............................      .62         .62
                                                               ------     -------
Less dividends from investment income--net..................     (.05)       (.05)
                                                               ------     -------
Net asset value, end of period..............................   $ 7.40     $  7.40
                                                               ======     =======
----------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................    9.14%@      9.14%@
                                                               ======     =======
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .74%*       .74%*
                                                               ======     =======
Investment income--net......................................    2.79%*      2.79%*
                                                               ======     =======
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................   $    1     $     1
                                                               ======     =======
Portfolio turnover..........................................   78.03%      78.03%
                                                               ======     =======
----------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

+   Commencement of operations.

@   Aggregate total investment return.

@@  Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Fundamental Growth V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co."), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Fundamental Growth V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the

--------------------------------------------------------------------------------

value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transac tions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days.

--------------------------------------------------------------------------------

The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $7,500 has been reclassified between accumulated distributions in excess of net investment income and accumulated realized capital losses and $11,464 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income as a result of permanent differences attributable to foreign currency transactions, distributions in excess of net investment income for tax purposes and nondeductible expenses. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Company. There is no increase in the aggregate fees paid by the Company for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the period ended December 31, 2004, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC") an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2004, MLIM, LLC received $3,113 in securities lending agent fees from the Fund.

  For the year ended December 31, 2004, the Fund reimbursed MLIM $4,061 for certain accounting services.

  For the year ended December 31, 2004, MLPF&S earned $45,114 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2004 were $146,376,560 and $152,461,282, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $8,650,692 and $44,206,000 for the years ended December 31, 2004 and December 31, 2003, respectively.

--------------------------------------------------------------------------------

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,350,161    $ 16,497,046
Shares issued to shareholders in
 reinvestment of dividends...........     197,207       1,461,036
                                       ----------    ------------
Total issued.........................   2,547,368      17,958,082
Shares redeemed......................  (3,813,915)    (26,610,790)
                                       ----------    ------------
Net decrease.........................  (1,266,547)   $ (8,652,708)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003                       Shares          Amount
-----------------------------------------------------------------
Shares sold.........................    4,832,027    $ 28,735,114
Shares issued to shareholders in
 reinvestment of dividends..........       31,567         220,023
                                      -----------    ------------
Total issued........................    4,863,594      28,955,137
Shares redeemed.....................  (13,386,595)    (73,161,137)
                                      -----------    ------------
Net decrease........................   (8,523,001)   $(44,206,000)
                                      ===========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Period                              Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................   146      $1,000
Shares issued to shareholders in reinvestment of
 dividends......................................     1           8
                                                   ---      ------
Net increase....................................   147      $1,008
                                                   ===      ======
------------------------------------------------------------------

+ Commencement of operations.

------------------------------------------------------------------
Class III Shares for the Period                             Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................   146      $1,000
Shares issued to shareholders in reinvestment of
 dividends......................................     1           8
                                                   ---      ------
Net increase....................................   147      $1,008
                                                   ===      ======


------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

6. COMMITMENTS:

At December 31, 2004, the Fund had outstanding foreign exchange contracts under which it had agreed to purchase foreign currency with an approximate value of $214,000.

7. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

------------------------------------------------------------------
                                          12/31/2004    12/31/2003
------------------------------------------------------------------
Distributions paid from:
 Ordinary income........................  $1,461,052     $220,023
                                          ----------     --------
Total taxable distributions.............  $1,461,052     $220,023
                                          ==========     ========
------------------------------------------------------------------

  As of December 31, 2004, the components of accumulated losses on a tax basis were as follows:

------------------------------------------------------------------
Undistributed ordinary income--net.................  $         --
Undistributed long-term capital gains--net.........            --
                                                     ------------
Total undistributed earnings--net..................            --
Capital loss carryforward..........................   (31,224,839)*
Unrealized gains--net..............................    23,771,908**
                                                     ------------
Total accumulated losses--net......................  $ (7,452,931)
                                                     ============
------------------------------------------------------------------

 * On December 31, 2004, the Fund had a net capital loss carryforward of $31,224,839, of which $16,909,814 expires in 2010 and $14,315,025 expires in
   2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts and the deferral of post-October capital losses for tax purposes.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Fundamental Growth V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
MERRILL LYNCH FUNDAMENTAL GROWTH V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Fundamental Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies from brokers were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Fundamental Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 16, 2005

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
December 31, 2004--Annual Report
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 2004, Merrill Lynch Global Allocation V.I. Fund provided double-digit returns, outperforming both its Reference Portfolio and its comparable Lipper category of Global Core Funds. These results were achieved in an environment that saw global equity markets rise, aided by evidence of improving economic and earnings news in the United States during the first quarter of the year. During this time, the U.S. dollar continued to weaken and U.S. bond yields declined as inflation remained low and investors awaited evidence of meaningful employment growth. The subsequent nine months saw increasing volatility in equity, bond and currency markets, with a general reversal of many of the earlier trends. These changes reflected investor reaction to many factors, including higher oil prices, uncertainty surrounding the November U.S. presidential election, geopolitical worries and the outlook for the Federal Reserve Board to raise short-term interest rates as employment data improved. U.S. dollar returns from international markets were often buoyed by the additional impact of the weakening U.S. dollar. During this same period, the U.S. bond market proved volatile, with the 10-year bond yield ranging between 3.7% and 4.9%, before closing at 4.2% on December 31, 2004. Toward the latter part of the 12-month period, global equity markets, most markedly those outside the United States, enjoyed renewed rallies. Coupled with declining oil prices and continued weakening of the U.S. dollar, these rallies propelled markets above the peak levels reached in 2004.

  For the 12-month period ended December 31, 2004, Merrill Lynch Global Allocation V.I. Fund's Class I, Class II and Class III Shares had total returns of +14.57%, +14.40% and +14.20%, respectively. Fund results were generally competitive with the +16.06% return of its broad-based, all-equity benchmark, the unmanaged Financial Times Stock Exchange (FTSE) World Index, and significantly exceeded the +11.58% return of its Reference Portfolio for the 12-month period. Because the Fund invests in a combination of equities and bonds, the Reference Portfolio provides a truer representation of the Fund's composition and, therefore, a more comparable means for measurement. Returns for each component of the Reference Portfolio for the 12 months ended December 31, 2004, were as follows: the Standard & Poor's 500 (S&P 500) Index returned +10.88%; the FTSE World Index (ex-U.S.) returned +21.75%; the Merrill Lynch Treasury Index GA05 returned +2.40%; and the Citigroup (non-U.S. dollar) World Government Bond Index returned +12.14%.

  The Fund outperformed its comparable Lipper category of Global Core Funds, which posted an average return of +9.02% for the 12 months ended December 31, 2004. (Funds in this Lipper category invest in companies inside and outside the United States. Core funds typically have an average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value comparable to the S&P/Citigroup World Broad Market Index.)

  The Fund's performance reflected an asset allocation strategy that included a relatively modest overweight position in equities at the beginning of the period, and a significant underweight in fixed income, particularly high-quality, long-term U.S. government bonds. During the 12-month period, the Fund benefited from the overall broad-based appreciation in global equity markets, notably in the United States and Asia, as well as overweight positions in both the energy and materials sectors as the price of oil increased sharply and growth in Asia, notably in China, fueled an increase in demand for raw materials. During the Fund's fiscal year, effective stock selection in the consumer staples, industrials, and telecommunications services sectors contributed to its outperformance of the Reference Portfolio, as did the Fund's overweight position in international equities.

  The makeup of the Fund's fixed income portfolio also aided performance. Although we were underweight in fixed income as a whole, the Fund continued to benefit from the positioning of its fixed income component. This included significant exposure to high yield securities, including U.S. corporate bonds and convertibles; emerging market debt; and Australian, Canadian and Swedish sovereign debt -- all of which we favored over U.S. Treasury issues.

PORTFOLIO ACTIVITY

  We continued to focus on attractively valued stocks, particularly in the United States and Asia. Our strategy included increasing the quality of the equity portfolio and taking profits in those stocks that outperformed, notably in the

--------------------------------------------------------------------------------

financials, information technology and energy sectors during the first half of the fiscal year, and in the materials, energy and industrials sectors in the second half.

  We began the period with an equity weighting of 63.3% of net assets, slightly overweight relative to the Reference Portfolio's 60% allocation. As of December 31, 2004, the Fund's equity allocation stood at 56.8% of net assets, reflecting both a reduction in our U.S. equity exposure toward the latter part of the 12-month period (as corporate earnings growth rates started to slow and the sustainability of consumer spending became questionable) and a slight reduction in our allocation to Asian and European equity holdings as we took profits in securities that outperformed.

  The Fund was significantly underweight in fixed income securities for the duration of the 12-month period. At the start of the period, approximately 22% of net assets was invested in bonds worldwide compared to the Reference Portfolio's fixed income allocation of 40%. While exposure to U.S.-denominated corporate bonds decreased due to profit-taking as markets appreciated, this was partially offset by an increase in the allocation to Japanese yen-denominated bonds and U.S. Treasury issues. (Please note that the Fund's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.)

  Approximately 3.5% of the Fund's net assets was invested in convertible securities as of December 31, 2004, as compared to 4.9% at December 31, 2003. These securities are reported as a portion of the Fund's fixed income securities, although some of these securities may tend to perform similar to equities. Given the changes outlined above, primarily the decrease in equity exposure, the Fund's cash holdings increased from 14.8% of net assets to 24.2% over the past 12 months. Cash is actively managed and, as such, allocations to cash are an integral part of the Fund's investment strategy. Currently, cash is considered zero-duration fixed income, and includes short-term U.S. dollar and non-U.S. dollar fixed income securities and other money market-type instruments.

YEAR-END POSITION

  Compared to its Reference Portfolio, the Fund ended the period slightly underweight in equities (56.8%), significantly underweight in fixed income securities (19%) and overweight in cash reserves (24.2%). The investment team continues to look for undervalued companies that are expected to generate above-average rates of return.

  Within the equity segment, the Fund ended the period underweight in U.S. and European stocks and overweight in Asian stocks. In terms of sector allocations, the Fund was overweight in the energy, materials and telecommunications industries and underweight in consumer discretionary, financials, healthcare, industrials, technology, consumer staples and utilities. At December 31, 2004, the Fund had little exposure to long-term, high-grade fixed income securities in the United States, as we find the current yield on these instruments to be unattractive relative to the associated risk of higher interest rates.

  As for currency exposure, we ended the period with underweights in the euro, the Japanese yen and the U.S. dollar. We have small overweight positions in several Asian currencies.

  At the close of the period, the portfolio's equity allocation -- although underweight relative to our Reference Portfolio -- was still higher than during most of the Fund's history. For that reason, we expect the Fund may exhibit a somewhat higher beta versus the S&P 500 Index and higher volatility in net asset value than historically has been the case. Nevertheless, given the Fund's current positioning, we believe that both of these measures should remain below those typical of most all-equity funds in most market conditions.

IN CONCLUSION

  We thank you for your continued investment in Merrill Lynch Global Allocation V.I. Fund, and we look forward to serving your future investment needs.

Sincerely,

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers

/s/ Dennis Stattman
Dennis Stattman
Vice President and Senior Portfolio Manager

January 14, 2005

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Total Return Based on a $10,000 Investment--Class I and Class II Shares
--------------------------------------------------------------------------------

                                                  MERRILL LYNCH GLOBAL
                                                 ALLOCATION V.I. FUND+--
                                                     CLASS I SHARES*           FTSE WORLD INDEX++        REFERENCE PORTFOLIO+++
                                                 -----------------------       ------------------        ----------------------
12/94                                                     10000                       10000                       10000
12/95                                                     11060                       11961                       12301
12/96                                                     12517                       13541                       13636
12/97                                                     14012                       15625                       15399
12/98                                                     15255                       19225                       18460
12/99                                                     18515                       24223                       20909
12/00                                                     16733                       21540                       20002
12/01                                                     15251                       18063                       18444
12/02                                                     14009                       14619                       17379
12/03                                                     18852                       19577                       21416
12/04                                                     21599                       22720                       23895

                                                  MERRILL LYNCH GLOBAL
                                                 ALLOCATION V.I. FUND+--
                                                    CLASS II SHARES*           FTSE WORLD INDEX++        REFERENCE PORTFOLIO+++
                                                 -----------------------       ------------------        ----------------------
11/24/03**                                                10000                       10000                       10000
12/03                                                     10803                       10610                       10465
12/04                                                     12358                       12314                       11676

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
**   Commencement of operations.
+ The Fund invests primarily in a portfolio of equity and fixed-income securities of U.S. and foreign issuers.
++ This unmanaged market capitalization-weighted Index is comprised of nearly 2000 equities from 24 countries in 12 regions, including the United States. The starting date for the Index in the Class II Shares' graph is from 11/30/03.
+++ The unmanaged Reference Portfolio is a weighted index comprised of 36% of the unmanaged Standard & Poor's 500 Index, 24% Financial Times/Standard & Poor's--Actuaries World Index (Ex-US), 24% Merrill Lynch Treasury Index GA05, and 16% Citigroup World Government Bond Index (Ex-US). The starting date for the Reference Portfolio in the Class II Shares' graph is from 11/30/03.

    Past results shown should not be considered a representation of future performance.

    ----------------------------------------------------------------------------
    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
    Merrill Lynch Global Allocation V.I. Fund
    Total Return Based on a $10,000 Investment--Class III Shares
    ----------------------------------------------------------------------------

                                                 GLOBAL ALLOCATION V.I.
                                                FUND+--CLASS III SHARES*       FTSE WORLD INDEX++        REFERENCE PORTFOLIO+++
                                                ------------------------       ------------------        ----------------------
11/18/03**                                                10000                       10000                       10000
12/03                                                     10762                       10610                       10465
12/04                                                     12291                       12314                       11676

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
**   Commencement of operations.
+ The Fund invests primarily in a portfolio of equity and fixed-income securities of U.S. and foreign issuers.
++ This unmanaged market capitalization-weighted Index is comprised of nearly 2000 equities from 24 countries in 12 regions, including the United States. The starting date for the Index in the graph is from 11/30/03.
+++ The unmanaged Reference Portfolio is a weighted index comprised of 36% of the unmanaged Standard & Poor's 500 Index, 24% Financial Times/Standard & Poor's--Actuaries World Index (Ex-US), 24% Merrill Lynch Treasury Index GA05, and 16% Citigroup World Government Bond Index (Ex-US). The starting date for the Reference Portfolio in the graph is from 11/30/03.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/04                                          +14.57%
--------------------------------------------------------------------------
Five Years Ended 12/31/04                                        + 3.13
--------------------------------------------------------------------------
Ten Years Ended 12/31/04                                         + 8.00
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

                                                                 RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/04                                          +14.40%
--------------------------------------------------------------------------
Inception (11/24/03) through 12/31/04                            +21.19
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

                                                                 RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/04                                          +14.20%
--------------------------------------------------------------------------
Inception (11/18/03) through 12/31/04                            +20.27
--------------------------------------------------------------------------

* Average Annual and Aggregate Total Returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                  AS OF DECEMBER 31, 2004                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +10.84%        +14.57%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +10.77         +14.40
-----------------------------------------------------------------------------------------
Class III Shares*                                                +10.61         +14.20
-----------------------------------------------------------------------------------------
FTSE World Index**                                               +11.75         +16.06
-----------------------------------------------------------------------------------------
Reference Portfolio***                                           + 9.56         +11.58
-----------------------------------------------------------------------------------------
U.S. Stocks: Standard & Poor's 500 Index****                     + 7.19         +10.88
-----------------------------------------------------------------------------------------
Non-U.S. Stocks: FTSE World Index (Ex-U.S.) Equities*****        +16.78         +21.75
-----------------------------------------------------------------------------------------
U.S. Bonds: ML Treasury Index GA05+                              + 2.93         + 2.40
-----------------------------------------------------------------------------------------
Non-U.S. Bonds: Citigroup World Government Bond Index
  (Ex-U.S.)++                                                    +14.27         +12.14
-----------------------------------------------------------------------------------------

* Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesigned Class I Shares.
** This unmanaged market capitalization-weighted Index is comprised of nearly 2000 equities from 24 countries in 12 regions, including the United States.
*** The Reference Portfolio is an unmanaged weighted Index comprised as follows:
    36% of the Standard & Poor's 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).
****  This unmanaged broad-based Index is comprised of common stocks.
***** This unmanaged capitalization-weighted Index is comprised of 1,631 companies in 28 countries, excluding the United States.
+ This unmanaged Index is designed to track the total return of the current coupon five-year U.S. Treasury bond.
++ This unmanaged market capitalization-weighted Index tracks 10 government bond indexes, excluding the United States.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
SUMMARY OF FUND'S OVERALL ASSET MIX
--------------------------------------------------------------------------------

                                                              PERCENT OF FUND'S   REFERENCE PORTFOLIO+
AS OF 12/31/04                                                   NET ASSETS           PERCENTAGES
------------------------------------------------------------------------------------------------------
U.S. Equities                                                        28.4%*               36.0%
------------------------------------------------------------------------------------------------------
European Equities                                                     8.5                 14.4
------------------------------------------------------------------------------------------------------
Pacific Basin Equities                                               17.3                  7.4
------------------------------------------------------------------------------------------------------
Other Equities                                                        2.6                  2.2
------------------------------------------------------------------------------------------------------
TOTAL EQUITIES                                                       56.8                 60.0
------------------------------------------------------------------------------------------------------
U.S. Dollar-Denominated Fixed Income Securities                       6.6                 24.0
------------------------------------------------------------------------------------------------------
  U.S. Issuer                                                         4.2                   --
------------------------------------------------------------------------------------------------------
  Non-U.S. Issuer                                                     2.4                   --
------------------------------------------------------------------------------------------------------
Non-U.S. Dollar-Denominated Fixed Income Securities                  12.4                 16.0
------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME SECURITIES                                        19.0                 40.0
------------------------------------------------------------------------------------------------------
CASH & CASH EQUIVALENTS                                              24.2**                 --
------------------------------------------------------------------------------------------------------

*  Includes value of financial futures contracts.
** Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.
+ The unmanaged Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004), is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                EXPENSES PAID
                                                         BEGINNING            ENDING          DURING THE PERIOD*
                                                       ACCOUNT VALUE       ACCOUNT VALUE         JULY 1, 2004
                                                        JULY 1, 2004     DECEMBER 31, 2004   TO DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------
ACTUAL
-----------------------------------------------------------------------------------------------------------------
Class I                                                    $1,000            $1,108.40              $4.03
-----------------------------------------------------------------------------------------------------------------
Class II                                                   $1,000            $1,107.70              $4.82
-----------------------------------------------------------------------------------------------------------------
Class III                                                  $1,000            $1,106.10              $5.35
-----------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
-----------------------------------------------------------------------------------------------------------------
Class I                                                    $1,000            $1,021.32              $3.86
-----------------------------------------------------------------------------------------------------------------
Class II                                                   $1,000            $1,020.56              $4.62
-----------------------------------------------------------------------------------------------------------------
Class III                                                  $1,000            $1,020.06              $5.13
-----------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.76% for Class I, .91% for Class II and 1.01% for Class
    III), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 366.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2004                (in U.S. dollars)
--------------------------------------------------------------------------------

                                                        SHARES
      COUNTRY        INDUSTRY@                           HELD                   COMMON STOCKS               VALUE
---------------------------------------------------------------------------------------------------------------------

AUSTRALIA--1.1%      FOOD PRODUCTS--0.0%                   494,000    +Burns Philp & Co., Ltd. ........  $    340,777
                     ------------------------------------------------------------------------------------------------
                     METALS & MINING--1.0%                 234,000    BHP Billiton Ltd. ...............     2,813,856
                                                            62,000    Rio Tinto Ltd. ..................     1,901,302
                                                           218,000    WMC Resources Ltd. ..............     1,233,827
                                                                                                         ------------
                                                                                                            5,948,985
                     ------------------------------------------------------------------------------------------------
                     OIL & GAS--0.1%                        25,000    Woodside Petroleum Ltd. .........       393,910
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN
                                                                      AUSTRALIA........................     6,683,672
---------------------------------------------------------------------------------------------------------------------
BELGIUM--0.2%        COMMERCIAL BANKS--0.1%                 17,760    Dexia............................       408,453
                     ------------------------------------------------------------------------------------------------
                     DIVERSIFIED TELECOMMUNICATION          17,140    +Belgacom SA.....................       740,862
                     SERVICES--0.1%
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN BELGIUM...     1,149,315
---------------------------------------------------------------------------------------------------------------------
BRAZIL--0.8%         BEVERAGES--0.1%                        18,469    Cia de Bebidas das Americas*.....       523,227
                     ------------------------------------------------------------------------------------------------
                     METALS & MINING--0.4%                  23,040    Cia Siderurgica Nacional SA*.....       440,525
                                                            68,520    +Cia Vale do Rio Doce*...........     1,670,518
                                                             7,500    Cia Vale do Rio Doce*............       217,575
                                                                                                         ------------
                                                                                                            2,328,618
                     ------------------------------------------------------------------------------------------------
                     OIL & GAS--0.3%                        49,100    Petroleo Brasileiro SA*..........     1,953,198
                     ------------------------------------------------------------------------------------------------
                     PAPER & FOREST PRODUCTS--0.0%          20,250    Votorantim Celulose e Papel SA*..       328,050
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN BRAZIL....     5,133,093
---------------------------------------------------------------------------------------------------------------------
CANADA--0.7%         COMMUNICATIONS                        564,428    +Nortel Networks Corp. ..........     1,969,854
                     EQUIPMENT--0.3%
                     ------------------------------------------------------------------------------------------------
                     METALS & MINING--0.2%                  78,500    Placer Dome, Inc. ...............     1,480,510
                     ------------------------------------------------------------------------------------------------
                     OIL & GAS--0.1%                         9,100    Petro-Canada.....................       464,589
                                                             3,200    Talisman Energy Inc. ............        86,400
                                                                                                         ------------
                                                                                                              550,989
                     ------------------------------------------------------------------------------------------------
                     ROAD & RAIL--0.1%                      13,800    CP Railway Limited (USD).........       474,858
                                                             6,000    Canadian Pacific Railway Ltd. ...       205,817
                                                                                                         ------------
                                                                                                              680,675
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN CANADA....     4,682,028
---------------------------------------------------------------------------------------------------------------------
CHILE--0.1%          ELECTRIC UTILITIES--0.1%               18,300    Empresa Nacional de Electricidad
                                                                        SA*............................       333,792
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN CHILE.....       333,792
---------------------------------------------------------------------------------------------------------------------
CHINA--0.1%          AUTOMOBILES--0.0%                     514,000    Denway Motors Ltd. ..............       183,508
                     ------------------------------------------------------------------------------------------------
                     INSURANCE--0.1%                         7,200    +China Life Insurance Co.
                                                                        Ltd.*..........................       190,368
                                                            86,000    +Ping An Insurance Group Co. of
                                                                        China Ltd. ....................       146,050
                                                                                                         ------------
                                                                                                              336,418
                     ------------------------------------------------------------------------------------------------
                     TRANSPORTATION                        162,000    Hainan Meilan International
                     INFRASTRUCTURE--0.0%                               Airport Co., Ltd. .............       136,516
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN CHINA.....       656,442
---------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC--0.1% COMMERCIAL BANKS--0.1%                  6,400    Komercni Banka AS*...............       312,279

                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN THE CZECH
                                                                      REPUBLIC.........................       312,279
---------------------------------------------------------------------------------------------------------------------
FINLAND--0.2%        COMMUNICATIONS EQUIPMENT--0.1%        48,600     Nokia Oyj*.......................       761,562
                     ------------------------------------------------------------------------------------------------
                     PAPER & FOREST PRODUCTS--0.1%          19,967    Stora Enso Oyj Class R...........       305,869
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN FINLAND...     1,067,431
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                        SHARES
      COUNTRY        INDUSTRY @                          HELD                   COMMON STOCKS               VALUE
---------------------------------------------------------------------------------------------------------------------
FRANCE--1.0%         AUTOMOBILES--0.1%                       9,924    Peugeot SA.......................  $    629,945
                     ------------------------------------------------------------------------------------------------
                     COMMERCIAL BANKS--0.2%                 15,229    BNP Paribas......................     1,103,311
                     ------------------------------------------------------------------------------------------------
                     CONSTRUCTION &                          5,259    Vinci SA.........................       706,251
                     ENGINEERING--0.1%
                     ------------------------------------------------------------------------------------------------
                     CONSTRUCTION MATERIALS--0.1%            5,280    Lafarge SA.......................       509,556
                     ------------------------------------------------------------------------------------------------
                     DIVERSIFIED TELECOMMUNICATION           6,718    France Telecom SA................       222,442
                     SERVICES--0.0%
                     ------------------------------------------------------------------------------------------------
                     FOOD & STAPLES RETAILING--0.0%          4,558    Carrefour SA.....................       217,089
                     ------------------------------------------------------------------------------------------------
                     HOTELS, RESTAURANTS &                  11,120    Accor SA.........................       486,850
                     LEISURE--0.1%
                     ------------------------------------------------------------------------------------------------
                     METALS & MINING--0.1%                  30,878    Arcelor..........................       712,246
                     ------------------------------------------------------------------------------------------------
                     OIL & GAS--0.3%                         7,140    Total SA.........................     1,559,600
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN FRANCE....     6,147,290
---------------------------------------------------------------------------------------------------------------------
GERMANY--0.8%        AIR FREIGHT & LOGISTICS--0.1%          25,995    Deutsche Post AG.................       597,139
                     ------------------------------------------------------------------------------------------------
                     AUTO COMPONENTS--0.1%                   8,248    Continental AG...................       523,894
                     ------------------------------------------------------------------------------------------------
                     AUTOMOBILES--0.0%                       4,859    Bayerische Motoren Werke AG......       219,273
                                                             4,651    DaimlerChrysler AG...............       222,909
                                                                                                         ------------
                                                                                                              442,182
                     ------------------------------------------------------------------------------------------------
                     CHEMICALS--0.0%                         3,264    Linde AG.........................       204,349
                     ------------------------------------------------------------------------------------------------
                     CONSTRUCTION &                         21,868    Hochtief AG......................       713,080
                     ENGINEERING--0.1%
                     ------------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIAL                   6,838    Deutsche Boerse AG...............       411,563
                     SERVICES--0.1%
                     ------------------------------------------------------------------------------------------------
                     DIVERSIFIED TELECOMMUNICATION          28,881    Deutsche Telekom AG..............       653,621
                     SERVICES--0.1%
                     ------------------------------------------------------------------------------------------------
                     ELECTRIC UTILITIES--0.2%               13,950    E.ON AG..........................     1,271,560
                     ------------------------------------------------------------------------------------------------
                     TEXTILES, APPAREL & LUXURY              2,643    Adidas-Salomon AG................       426,609
                     GOODS--0.1%
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN GERMANY...     5,243,997
---------------------------------------------------------------------------------------------------------------------
HONG KONG--0.6%      COMMERCIAL BANKS--0.2%                 70,400    HSBC Holdings Plc Hong Kong
                                                                        Registered.....................     1,204,626
                     ------------------------------------------------------------------------------------------------
                     INDUSTRIAL CONGLOMERATES--0.3%        187,380    Hutchison Whampoa Ltd. ..........     1,753,817
                     ------------------------------------------------------------------------------------------------
                     REAL ESTATE--0.1%                      58,000    Cheung Kong Holdings Ltd. .......       578,306
                                                           114,000    Wharf Holdings Ltd. .............       398,935
                                                                                                         ------------
                                                                                                              977,241
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN HONG
                                                                      KONG.............................     3,935,684
---------------------------------------------------------------------------------------------------------------------
HUNGARY--0.1%        COMMERCIAL BANKS--0.1%                  8,300    OTP Bank Rt*.....................       511,618
                     ------------------------------------------------------------------------------------------------
                     DIVERSIFIED TELECOMMUNICATION          11,350    Matav Magyar Tavkozlesi Rt*......       271,621
                     SERVICES--0.0%
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN HUNGARY...       783,239
---------------------------------------------------------------------------------------------------------------------
INDIA--2.4%          AUTOMOBILES--0.2%                      34,000    Bajaj Auto Ltd. .................       884,962
                                                            17,000    Tata Motors Ltd. ................       197,551
                                                                                                         ------------
                                                                                                            1,082,513
                     ------------------------------------------------------------------------------------------------
                     COMMERCIAL BANKS--0.2%                 19,200    ICICI Bank Ltd.*.................       386,880
                                                            33,900    Oriental Bank Of Commerce........       261,483
                                                            34,450    State Bank of India Ltd. ........       517,067
                                                                                                         ------------
                                                                                                            1,165,430
                     ------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                        SHARES
      COUNTRY        INDUSTRY @                          HELD                   COMMON STOCKS               VALUE
---------------------------------------------------------------------------------------------------------------------
INDIA
(CONCLUDED)
                     CONSTRUCTION &                         12,000    Larsen & Toubro Ltd. ............  $    271,084
                     ENGINEERING--0.0%
                     ------------------------------------------------------------------------------------------------
                     CONSTRUCTION MATERIALS--0.1%           80,346    +Gujarat Ambuja Cements Ltd. ....       742,189
                     ------------------------------------------------------------------------------------------------
                     DIVERSIFIED TELECOMMUNICATION         205,000    Mahanagar Telephone Nigam........       730,492
                     SERVICES--0.1%
                     ------------------------------------------------------------------------------------------------
                     HOUSEHOLD PRODUCTS--0.2%              300,000    Hindustan Lever Ltd. ............       990,338
                     ------------------------------------------------------------------------------------------------
                     IT SERVICES--0.5%                      69,276    Infosys Technologies Ltd. .......     3,329,137
                     ------------------------------------------------------------------------------------------------
                     OIL & GAS--0.8%                       398,000    Reliance Industries Ltd. ........     4,887,334
                     ------------------------------------------------------------------------------------------------
                     ROAD & RAIL--0.1%                      27,000    Container Corp. of India.........       570,186
                     ------------------------------------------------------------------------------------------------
                     THRIFTS & MORTGAGE                     80,000    Housing Development Finance
                     FINANCE--0.2%                                      Corp. .........................     1,409,892
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN INDIA.....    15,178,595
---------------------------------------------------------------------------------------------------------------------
INDONESIA--0.1%      COMMERCIAL BANKS--0.1%                643,000    PT Bank Danamon Indonesia Tbk....       303,057
                                                         1,679,000    PT Bank Mandiri Persero Tbk......       348,190
                                                                                                         ------------
                                                                                                              651,247
                     ------------------------------------------------------------------------------------------------
                     FOOD PRODUCTS--0.0%                 1,751,900    PT Indofood Sukses Makmur Tbk....       150,985
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN
                                                                      INDONESIA........................       802,232
---------------------------------------------------------------------------------------------------------------------
IRELAND--0.1%        COMMERCIAL BANKS--0.1%                 51,289    Bank of Ireland..................       848,426
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN IRELAND...       848,426
---------------------------------------------------------------------------------------------------------------------
ISRAEL--0.4%         COMMUNICATIONS EQUIPMENT--0.3%       198,000     +ECI Telecom Ltd. ...............     1,617,462
                                                             8,738    +Ectel Ltd. .....................        31,894
                                                                                                         ------------
                                                                                                            1,649,356
                     ------------------------------------------------------------------------------------------------
                     INDUSTRIAL CONGLOMERATES--0.0%         41,500    Clal Industries and
                                                                        Investments....................       190,785
                     ------------------------------------------------------------------------------------------------
                     PHARMACEUTICALS--0.1%                  17,476    Teva Pharmaceutical Industries
                                                                        Ltd.*..........................       521,833
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN ISRAEL....     2,361,974
---------------------------------------------------------------------------------------------------------------------
ITALY--0.7%          COMMERCIAL BANKS--0.2%                184,794    Banca Intesa SpA.................       889,181
                                                           189,067    Capitalia SpA....................       866,311
                                                                                                         ------------
                                                                                                            1,755,492
                     ------------------------------------------------------------------------------------------------
                     DIVERSIFIED TELECOMMUNICATION         104,236    Telecom Italia SpA...............       426,465
                     SERVICES--0.1%
                     ------------------------------------------------------------------------------------------------
                     ELECTRIC UTILITIES--0.1%               46,556    Enel SpA.........................       457,587
                     ------------------------------------------------------------------------------------------------
                     INSURANCE--0.1%                        19,011    Fondiaria-Sai SpA................       512,421
                     ------------------------------------------------------------------------------------------------
                     OIL & GAS--0.2%                        55,302    ENI SpA..........................     1,384,617
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN ITALY.....     4,536,582
---------------------------------------------------------------------------------------------------------------------
JAPAN--6.6%          AUTO COMPONENTS--0.1%                  24,500    Toyota Industries Corp. .........       612,082
                     ------------------------------------------------------------------------------------------------
                     AUTOMOBILES--0.4%                     122,000    Fuji Heavy Industries Ltd. ......       595,296
                                                            10,900    Honda Motor Co., Ltd. ...........       564,838
                                                            85,000    Suzuki Motor Corp. ..............     1,552,845
                                                                                                         ------------
                                                                                                            2,712,979
                     ------------------------------------------------------------------------------------------------
                     BEVERAGES--0.2%                        30,000    Coca-Cola West Japan Co., Ltd. ..       769,981
                                                            13,000    Kinki Coca-Cola Bottling Co.,
                                                                        Ltd. ..........................       124,202
                                                                                                         ------------
                                                                                                              894,183
                     ------------------------------------------------------------------------------------------------
                     CHEMICALS--0.5%                        79,000    Asahi Kasei Corp. ...............       395,501
                                                            71,000    Shin-Etsu Chemical Co., Ltd. ....     2,910,120
                                                                                                         ------------
                                                                                                            3,305,621
                     ------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                        SHARES
      COUNTRY        INDUSTRY @                          HELD                   COMMON STOCKS               VALUE
---------------------------------------------------------------------------------------------------------------------
JAPAN
(CONCLUDED)
                     COMMERCIAL BANKS--0.1%                 85,714    +The Bank of Yokohama Ltd. ......  $    540,365
                                                            43,900    Shinsei Bank Ltd. ...............       299,036
                                                                                                         ------------
                                                                                                              839,401
                     ------------------------------------------------------------------------------------------------
                     CONSTRUCTION & ENGINEERING--0.2%      117,000    JGC Corp. .......................     1,069,864
                     ------------------------------------------------------------------------------------------------
                     CONSUMER FINANCE--0.2%                 36,000    Credit Saison Co., Ltd. .........     1,310,432
                     ------------------------------------------------------------------------------------------------
                     ELECTRONIC EQUIPMENT &                 33,000    Murata Manufacturing Co.,
                     INSTRUMENTS--0.3%                                  Ltd. ..........................     1,845,321
                     ------------------------------------------------------------------------------------------------
                     FOOD & STAPLES RETAILING--0.2%         35,300    Ito-Yokado Co., Ltd. ............     1,481,312
                     ------------------------------------------------------------------------------------------------
                     FOOD PRODUCTS--0.2%                    91,000    Ajinomoto Co. Inc. ..............     1,083,439
                     ------------------------------------------------------------------------------------------------
                     GAS UTILITIES--0.2%                   280,000    Tokyo Gas Co., Ltd. .............     1,147,653
                     ------------------------------------------------------------------------------------------------
                     HOUSEHOLD PRODUCTS--0.1%               26,300    Rohto Pharmaceutical Co.,
                                                                        Ltd. ..........................       346,492
                     ------------------------------------------------------------------------------------------------
                     INSURANCE--2.6%                       495,000    Aioi Insurance Co., Ltd. ........     2,284,913
                                                               445    Millea Holdings Inc. ............     6,600,956
                                                           613,000    Mitsui Sumitomo Insurance Co.,
                                                                        Ltd. ..........................     5,324,192
                                                           308,000    Nipponkoa Insurance Co., Ltd. ...     2,095,013
                                                                                                         ------------
                                                                                                           16,305,074
                     ------------------------------------------------------------------------------------------------
                     MACHINERY--0.2%                        13,000    Fanuc Ltd. ......................       850,005
                                                           130,000    Kubota Corp. ....................       644,481
                                                                                                         ------------
                                                                                                            1,494,486
                     ------------------------------------------------------------------------------------------------
                     OFFICE ELECTRONICS--0.4%               45,000    Canon Inc. ......................     2,428,516
                     ------------------------------------------------------------------------------------------------
                     PHARMACEUTICALS--0.5%                  12,000    Kyorin Pharmaceutical Co.,
                                                                        Ltd. ..........................       182,571
                                                            45,000    Takeda Pharmaceutical Co.,
                                                                        Ltd. ..........................     2,266,029
                                                            64,000    Tanabe Seiyaku Co., Ltd. ........       659,549
                                                                                                         ------------
                                                                                                            3,108,149
                     ------------------------------------------------------------------------------------------------
                     REAL ESTATE--0.1%                         253    Marco Polo Investment Holdings
                                                                        Limited........................       354,406
                     ------------------------------------------------------------------------------------------------
                     TRADING COMPANIES &                    14,000    Mitsubishi Corp. ................       180,892
                     DISTRIBUTORS--0.0%
                     ------------------------------------------------------------------------------------------------
                     WIRELESS TELECOMMUNICATION                335    NTT DoCoMo Inc. .................       617,888
                     SERVICES--0.1%
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN JAPAN.....    41,138,190
---------------------------------------------------------------------------------------------------------------------
MALAYSIA--0.4%       DIVERSIFIED TELECOMMUNICATION          55,000    Telekom Malaysia Bhd.............       167,895
                     SERVICES--0.0%
                     ------------------------------------------------------------------------------------------------
                     ELECTRIC UTILITIES--0.1%               41,000    Malakoff Bhd.....................        77,684
                                                           148,000    Tenaga Nasional Bhd..............       424,526
                                                                                                         ------------
                                                                                                              502,210
                     ------------------------------------------------------------------------------------------------
                     FOOD PRODUCTS--0.1%                   240,000    IOI Corp. Bhd....................       600,000
                     ------------------------------------------------------------------------------------------------
                     HOTELS, RESTAURANTS &                 136,400    Resorts World Bhd................       358,947
                     LEISURE--0.1%
                     ------------------------------------------------------------------------------------------------
                     OIL & GAS--0.0%                            25    +SapuraCrest Petroleum Bhd.......             7
                     ------------------------------------------------------------------------------------------------
                     TOBACCO--0.0%                          17,800    British American Tobacco Malaysia
                                                                        Bhd............................       214,303
                     ------------------------------------------------------------------------------------------------
                     WIRELESS TELECOMMUNICATION            209,000    Maxis Communications Bhd.........       514,250
                     SERVICES--0.1%
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN
                                                                      MALAYSIA.........................     2,357,612
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                        SHARES
      COUNTRY        INDUSTRY @                          HELD                   COMMON STOCKS               VALUE
---------------------------------------------------------------------------------------------------------------------
MEXICO--0.4%         BEVERAGES--0.1%                        13,300    Fomento Economico Mexicano SA de
                                                                        CV*............................  $    699,713
                     ------------------------------------------------------------------------------------------------
                     CONSTRUCTION MATERIALS--0.0%            9,363    Cemex SA de CV*..................       341,000
                     ------------------------------------------------------------------------------------------------
                     MEDIA--0.3%                            28,026    Grupo Televisa SA*...............     1,695,573
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN MEXICO....     2,736,286
---------------------------------------------------------------------------------------------------------------------
NETHERLANDS--        COMMERCIAL SERVICES &                  44,100    Buhrmann NV......................       428,592
0.8%                 SUPPLIES--0.1%
                                                            19,065    Vedior NV........................       310,710
                                                                                                         ------------
                                                                                                              739,302
                     ------------------------------------------------------------------------------------------------
                     CONSTRUCTION &                         10,685    Imtech NV........................       376,887
                     ENGINEERING--0.1%
                     ------------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIAL                  30,600    ING Groep NV CVA.................       925,861
                     SERVICES--0.1%
                     ------------------------------------------------------------------------------------------------
                     FOOD & STAPLES                         27,647    +Koninklijke Ahold NV............       214,201
                     RETAILING--0.1%
                                                            30,152    Koninklijke Ahold NV (k)*........       222,567
                                                                                                         ------------
                                                                                                              436,768
                     ------------------------------------------------------------------------------------------------
                     HOUSEHOLD DURABLES--0.1%               18,136    Koninklijke Philips Electronics
                                                                        NV.............................       480,948
                     ------------------------------------------------------------------------------------------------
                     INSURANCE--0.1%                        24,437    Aegon NV.........................       333,156
                     ------------------------------------------------------------------------------------------------
                     OIL & GAS--0.2%                        11,228    Royal Dutch Petroleum Co. .......       646,331
                                                            13,000    Royal Dutch Petroleum Co. .......       745,940
                                                                                                         ------------
                                                                                                            1,392,271
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN THE
                                                                      NETHERLANDS......................     4,685,193
---------------------------------------------------------------------------------------------------------------------
NORWAY--0.2%         COMMERCIAL BANKS--0.1%                 57,992    DNB NOR ASA......................       572,102
                     ------------------------------------------------------------------------------------------------
                     DIVERSIFIED TELECOMMUNICATION          47,752    Telenor ASA......................       433,632
                     SERVICES--0.0%
                     ------------------------------------------------------------------------------------------------
                     OIL & GAS--0.1%                        32,977    Statoil ASA......................       517,252
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN NORWAY....     1,522,986
---------------------------------------------------------------------------------------------------------------------
PORTUGAL--0.1%       ELECTRIC UTILITIES--0.1%              260,774    Energias de Portugal SA..........       790,439
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN PORTUGAL..       790,439
---------------------------------------------------------------------------------------------------------------------
RUSSIA--0.0%         OIL & GAS--0.0%                        12,500    YUKOS*...........................        32,500
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN RUSSIA....        32,500
---------------------------------------------------------------------------------------------------------------------
SINGAPORE--0.9%      BEVERAGES--0.1%                        89,000    Fraser and Neave Ltd. ...........       888,691
                     ------------------------------------------------------------------------------------------------
                     COMMERCIAL BANKS--0.1%                 52,000    Oversea-Chinese Banking Corp. ...       430,042
                     ------------------------------------------------------------------------------------------------
                     HEALTH CARE PROVIDERS &               483,700    Parkway Holdings Ltd. ...........       444,468
                     SERVICES--0.1%
                     ------------------------------------------------------------------------------------------------
                     INDUSTRIAL CONGLOMERATES--0.2%        296,000    Keppel Corp. Ltd. ...............     1,559,422
                     ------------------------------------------------------------------------------------------------
                     REAL ESTATE--0.2%                     295,000    CapitaLand Ltd. .................       384,924
                                                           450,000    Keppel Land Ltd. ................       620,252
                                                                                                         ------------
                                                                                                            1,005,176
                     ------------------------------------------------------------------------------------------------
                     TRANSPORTATION                        555,000    SembCorp Logistics Ltd. .........       588,183
                     INFRASTRUCTURE--0.1%
                     ------------------------------------------------------------------------------------------------
                     WIRELESS TELECOMMUNICATION            323,900    MOBILEONE LTD ...................       361,123
                     SERVICES--0.1%
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN
                                                                      SINGAPORE........................     5,277,105
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                        SHARES
      COUNTRY        INDUSTRY @                          HELD                   COMMON STOCKS               VALUE
---------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA--       OIL & GAS--0.1%                        18,704    Sasol Ltd. ......................  $    401,719
0.1%

                     ------------------------------------------------------------------------------------------------
                     PAPER & FOREST PRODUCTS--0.0%          18,700    Sappi Ltd.*......................       271,150
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN SOUTH
                                                                      AFRICA...........................       672,869
---------------------------------------------------------------------------------------------------------------------
SOUTH KOREA--        CHEMICALS--0.2%                        63,300    Samsung Fine Chemicals Co.,
2.4%                                                                    Ltd. ..........................     1,088,427
                     ------------------------------------------------------------------------------------------------
                     COMMERCIAL BANKS--0.1%                 49,000    Pusan Bank.......................       376,304
                     ------------------------------------------------------------------------------------------------
                     DIVERSIFIED TELECOMMUNICATION         140,000    KT Corp.*........................     3,053,400
                     SERVICES--0.5%
                     ------------------------------------------------------------------------------------------------
                     ELECTRIC UTILITIES--0.2%               45,000    +Korea Electric Power Corp. .....     1,167,166
                     ------------------------------------------------------------------------------------------------
                     ELECTRICAL EQUIPMENT--0.1%             34,300    +LG Cable Ltd. ..................       714,031
                     ------------------------------------------------------------------------------------------------
                     FOOD PRODUCTS--0.2%                    16,000    CJ Corp. ........................     1,094,281
                     ------------------------------------------------------------------------------------------------
                     METALS & MINING--0.7%                   4,087    POSCO............................       738,281
                                                            80,000    POSCO*...........................     3,562,400
                                                                                                         ------------
                                                                                                            4,300,681
                     ------------------------------------------------------------------------------------------------
                     TEXTILES, APPAREL & LUXURY             21,353    Cheil Industries Inc. ...........       329,000
                     GOODS--0.0%
                     ------------------------------------------------------------------------------------------------
                     TOBACCO--0.3%                          65,000    KT&G Corp. ......................     1,943,344
                     ------------------------------------------------------------------------------------------------
                     WIRELESS TELECOMMUNICATION             24,600    SK Telecom Co. Ltd.*.............       547,350
                     SERVICES--0.1%
                                                             1,300    SK Telecom Co., Ltd. ............       247,392
                                                                                                         ------------
                                                                                                              794,742
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN SOUTH
                                                                      KOREA............................    14,861,376
---------------------------------------------------------------------------------------------------------------------
SPAIN--0.2%          COMMERCIAL BANKS--0.1%                 27,047    Banco Santander Central Hispano
                                                                        SA.............................       335,652
                     ------------------------------------------------------------------------------------------------
                     TOBACCO--0.1%                          12,680    Altadis SA.......................       580,829
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN SPAIN.....       916,481
---------------------------------------------------------------------------------------------------------------------
SWEDEN--0.2%         DIVERSIFIED FINANCIAL                  25,236    Investor AB......................       320,890
                     SERVICES--0.0%
                     ------------------------------------------------------------------------------------------------
                     INSURANCE--0.1%                        78,185    Skandia Forsakrings AB...........       389,431
                     ------------------------------------------------------------------------------------------------
                     MACHINERY--0.1%                        16,196    Volvo AB Class B.................       642,195
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN SWEDEN....     1,352,516
---------------------------------------------------------------------------------------------------------------------
SWITZERLAND--        CAPITAL MARKETS--0.2%                  21,343    +Credit Suisse Group.............       897,191
0.5%
                                                             6,995    UBS AG Registered Shares.........       586,556
                                                                                                         ------------
                                                                                                            1,483,747
                     ------------------------------------------------------------------------------------------------
                     CONSTRUCTION MATERIALS--0.1%            9,033    Holcim Ltd. .....................       544,157
                     ------------------------------------------------------------------------------------------------
                     ELECTRICAL EQUIPMENT--0.0%             38,844    +ABB Ltd. .......................       216,920
                     ------------------------------------------------------------------------------------------------
                     INSURANCE--0.1%                         4,109    +Swiss Life Holding..............       598,047
                     ------------------------------------------------------------------------------------------------
                     PHARMACEUTICALS--0.1%                  11,230    Novartis AG Registered Shares....       565,895
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN
                                                                      SWITZERLAND......................     3,408,766
---------------------------------------------------------------------------------------------------------------------
TAIWAN--0.5%         COMMERCIAL BANKS--0.2%                753,637    SinoPac Financial Holdings Co.,
                                                                        Ltd. ..........................       444,715
                                                           521,715    Taishin Financial Holdings Co.,
                                                                        Ltd. ..........................       490,600
                                                                                                         ------------
                                                                                                              935,315
                     ------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                        SHARES
      COUNTRY        INDUSTRY @                          HELD                   COMMON STOCKS               VALUE
---------------------------------------------------------------------------------------------------------------------
TAIWAN
(CONCLUDED)
                     DIVERSIFIED TELECOMMUNICATION          70,000    Chunghwa Telecom Co. Ltd.*.......  $  1,473,500
                     SERVICES--0.3%
                     ------------------------------------------------------------------------------------------------
                     ELECTRONIC EQUIPMENT &                 94,000    Delta Electronics Inc. ..........       166,109
                     INSTRUMENTS--0.0%
                     ------------------------------------------------------------------------------------------------
                     MACHINERY--0.0%                       380,000    Yungtay Engineering Co., Ltd. ...       230,230
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN TAIWAN....     2,805,154
---------------------------------------------------------------------------------------------------------------------
THAILAND--0.9%       COMMERCIAL BANKS--0.3%              1,164,000    Siam Commercial Bank PCL Foreign
                                                                        Shares.........................     1,468,108
                     ------------------------------------------------------------------------------------------------
                     CONSTRUCTION MATERIALS--0.2%          162,000    Siam Cement PCL Foreign Shares...     1,150,888
                                                            41,600    Siam City Cement PCL Foreign
                                                                        Shares.........................       261,272
                                                                                                         ------------
                                                                                                            1,412,160
                     ------------------------------------------------------------------------------------------------
                     FOOD PRODUCTS--0.0%                   212,000    Thai Union Frozen Products PCL
                                                                        Foreign Shares.................       144,607
                     ------------------------------------------------------------------------------------------------
                     HOUSEHOLD DURABLES--0.1%            2,245,000    Land and Houses PCL Foreign
                                                                        Shares.........................       652,986
                     ------------------------------------------------------------------------------------------------
                     OIL & GAS--0.3%                        89,000    PTT Exploration & Production
                                                                        PCL............................       664,350
                                                           265,000    PTT PCL..........................     1,180,051
                                                                                                         ------------
                                                                                                            1,844,401
                     ------------------------------------------------------------------------------------------------
                     REAL ESTATE--0.0%                     562,500    Sansiri PCL Foreign Shares.......        46,332
                     ------------------------------------------------------------------------------------------------
                     TRANSPORTATION                        230,000    Bangkok Expressway PCL Foreign
                     INFRASTRUCTURE--0.0%                               Shares.........................       155,405
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN
                                                                      THAILAND.........................     5,723,999
---------------------------------------------------------------------------------------------------------------------
TURKEY--0.1%         COMMERCIAL BANKS--0.0%             30,215,123    Turkiye Is Bankasi C.............       166,928
                     ------------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIAL              42,212,085    Haci Omer Sabanci Holding AS.....       164,341
                     SERVICES--0.0%
                     ------------------------------------------------------------------------------------------------
                     INDUSTRIAL CONGLOMERATES--0.0%         81,338    KOC Holding AS...................           531
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN TURKEY....       331,800
---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--2.8% AEROSPACE & DEFENSE--0.1%              98,094    BAE Systems Plc..................       434,103

                     ------------------------------------------------------------------------------------------------
                     COMMERCIAL BANKS--0.7%                122,454    Barclays Plc.....................     1,377,684
                                                            37,004    HBOS Plc.........................       602,453
                                                            54,758    HSBC Holdings Plc................       924,092
                                                            43,827    Royal Bank of Scotland Group
                                                                        Plc............................     1,474,195
                                                                                                         ------------
                                                                                                            4,378,424
                     ------------------------------------------------------------------------------------------------
                     FOOD & STAPLES RETAILING--0.1%         52,193    Boots Group Plc..................       656,847
                     ------------------------------------------------------------------------------------------------
                     FOOD PRODUCTS--0.1%                    48,218    Cadbury Schweppes Plc............       448,983
                                                            46,082    Unilever Plc.....................       452,539
                                                                                                         ------------
                                                                                                              901,522
                     ------------------------------------------------------------------------------------------------
                     INDUSTRIAL CONGLOMERATES--0.1%         41,743    Smiths Group Plc.................       658,771
                     ------------------------------------------------------------------------------------------------
                     INSURANCE--0.2%                        19,221    Aviva Plc........................       231,747
                                                            97,778    Prudential Plc...................       850,390
                                                                                                         ------------
                                                                                                            1,082,137
                     ------------------------------------------------------------------------------------------------
                     METALS & MINING--0.2%                  60,510    Anglo American Plc...............     1,433,874
                     ------------------------------------------------------------------------------------------------
                     OIL & GAS--0.2%                       160,393    BP Plc...........................     1,564,329
                     ------------------------------------------------------------------------------------------------
                     PHARMACEUTICALS--0.2%                  53,755    GlaxoSmithKline Plc..............     1,261,157
                     ------------------------------------------------------------------------------------------------
                     SPECIALTY RETAIL--0.1%                119,412    Kesa Electricals Plc.............       647,658
                     ------------------------------------------------------------------------------------------------
                     TOBACCO--0.1%                          31,218    Gallaher Group Plc...............       474,389
                     ------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                        SHARES
      COUNTRY        INDUSTRY @                          HELD                   COMMON STOCKS               VALUE
---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM
(CONCLUDED)
                     TRANSPORTATION                         49,314    BAA Plc..........................  $    552,920
                     INFRASTRUCTURE--0.1%
                     ------------------------------------------------------------------------------------------------
                     WIRELESS TELECOMMUNICATION            837,278    Vodafone Group Plc...............     2,270,582
                     SERVICES--0.6%
                                                            45,300    Vodafone Group Plc*..............     1,240,314
                                                                                                         ------------
                                                                                                            3,510,896
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN THE UNITED
                                                                      KINGDOM..........................    17,557,027
---------------------------------------------------------------------------------------------------------------------
UNITED STATES--28.7% AEROSPACE & DEFENSE--0.1%               3,000    General Dynamics Corp. ..........       313,800
                                                             8,300    Raytheon Co. ....................       322,289
                                                                                                         ------------
                                                                                                              636,089
                     ------------------------------------------------------------------------------------------------
                     AUTO COMPONENTS--0.1%                  25,100    +The Goodyear Tire & Rubber
                                                                        Co. ...........................       367,966
                     ------------------------------------------------------------------------------------------------
                     BEVERAGES--0.2%                        14,800    Anheuser-Busch Cos., Inc. .......       750,804
                                                             6,500    The Coca-Cola Co. ...............       270,595
                                                             8,100    +Constellation Brands, Inc. Class
                                                                        A                                     376,731
                                                                                                         ------------
                                                                                                            1,398,130
                     ------------------------------------------------------------------------------------------------
                     BIOTECHNOLOGY--0.0%                     3,200    +Amgen, Inc. ....................       205,280
                     ------------------------------------------------------------------------------------------------
                     CAPITAL MARKETS--0.5%                  23,200    The Bank of New York Co., Inc. ..       775,344
                                                             1,600    Goldman Sachs Group, Inc. .......       166,464
                                                            55,700    +Knight Trading Group, Inc. Class
                                                                        A..............................       609,915
                                                             1,600    Lehman Brothers Holdings,
                                                                        Inc. ..........................       139,968
                                                            11,400    Mellon Financial Corp. ..........       354,654
                                                            17,000    Morgan Stanley...................       943,840
                                                                                                         ------------
                                                                                                            2,990,185
                     ------------------------------------------------------------------------------------------------
                     CHEMICALS--0.3%                        18,800    EI Du Pont de Nemours & Co. .....       922,140
                                                            32,700    +Hercules, Inc. .................       485,595
                                                            19,190    Lyondell Chemical Co. ...........       554,975
                                                                                                         ------------
                                                                                                            1,962,710
                     ------------------------------------------------------------------------------------------------
                     COMMERCIAL BANKS--0.2%                 19,500    Bank of America Corp. ...........       916,305
                                                             7,600    Wachovia Corp. ..................       399,760
                                                                                                         ------------
                                                                                                            1,316,065
                     ------------------------------------------------------------------------------------------------
                     COMMERCIAL SERVICES &                  99,900    +Corinthian Colleges, Inc. ......     1,882,615
                     SUPPLIES--0.6%
                                                             6,300    H&R Block, Inc. .................       308,700
                                                            51,600    +Macquarie Infrastructure Co. ...     1,514,460
                                                                                                         ------------
                                                                                                            3,705,775
                     ------------------------------------------------------------------------------------------------
                     COMMUNICATIONS                        148,900    +3Com Corp. .....................       620,913
                     EQUIPMENT--0.5%
                                                            89,500    +ADC Telecommunications, Inc. ...       239,860
                                                            44,800    +Cisco Systems, Inc. ............       864,640
                                                             9,700    +Comverse Technology, Inc. ......       237,165
                                                           101,800    +Lucent Technologies, Inc. ......       382,768
                                                            14,500    Motorola, Inc. ..................       249,400
                                                               500    +Paradyne Networks Corp. ........         1,795
                                                            65,000    +Tellabs, Inc. ..................       558,350
                                                                                                         ------------
                                                                                                            3,154,891
                     ------------------------------------------------------------------------------------------------
                     COMPUTERS & PERIPHERALS--0.8%          47,260    +EMC Corp. ......................       702,756
                                                            71,311    Hewlett-Packard Co. .............     1,495,392
                                                            13,000    International Business Machines
                                                                        Corp. .........................     1,281,540
                                                            94,200    +Maxtor Corp. ...................       499,260
                                                           195,500    +Sun Microsystems, Inc. .........     1,051,790
                                                                                                         ------------
                                                                                                            5,030,738
                     ------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                        SHARES
      COUNTRY        INDUSTRY @                          HELD                   COMMON STOCKS               VALUE
---------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                     CONSTRUCTION &                         12,400    Chicago Bridge & Iron Co. .......  $    496,000
                     ENGINEERING--2.0%
                                                           481,893    +Foster Wheeler Ltd. ............     7,613,914
                                                           142,700    +McDermott International,
                                                                        Inc. ..........................     2,619,972
                                                           232,200    +Quanta Services, Inc. ..........     1,857,600
                                                                                                         ------------
                                                                                                           12,587,486
                     ------------------------------------------------------------------------------------------------
                     CONTAINERS & PACKAGING--0.1%           37,600    +Crown Holdings, Inc. ...........       516,624
                                                            21,800    +Smurfit-Stone Container
                                                                        Corp. .........................       407,224
                                                                                                         ------------
                                                                                                              923,848
                     ------------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIAL                  37,400    CIT Group, Inc. .................     1,713,668
                     SERVICES--1.2%
                                                            12,500    The Charles Schwab Corp. ........       149,500
                                                            84,900    Citigroup, Inc.(j)...............     4,090,482
                                                            17,100    JPMorgan Chase & Co. ............       667,071
                                                            11,822    Leucadia National Corp. .........       821,393
                                                                                                         ------------
                                                                                                            7,442,114
                     ------------------------------------------------------------------------------------------------
                     DIVERSIFIED TELECOMMUNICATION           1,890    +AboveNet, Inc. .................        60,480
                     SERVICES--1.0%
                                                            23,500    Alltel Corp. ....................     1,380,860
                                                            21,100    BellSouth Corp. .................       586,369
                                                             3,200    CenturyTel, Inc. ................       113,504
                                                            50,400    +Cincinnati Bell, Inc. ..........       209,160
                                                            19,563    MCI, Inc. .......................       394,390
                                                            31,100    +Qwest Communications
                                                                        International..................       138,084
                                                            46,800    SBC Communications, Inc. ........     1,206,036
                                                            46,800    Sprint Corp. ....................     1,162,980
                                                            28,400    Verizon Communications, Inc. ....     1,150,484
                                                                                                         ------------
                                                                                                            6,402,347
                     ------------------------------------------------------------------------------------------------
                     ELECTRIC UTILITIES--0.3%               13,100    DTE Energy Co. ..................       565,003
                                                            22,900    PPL Corp. .......................     1,220,112
                                                                                                         ------------
                                                                                                            1,785,115
                     ------------------------------------------------------------------------------------------------
                     ELECTRONIC EQUIPMENT &                 71,195    +Solectron Corp. ................       379,469
                     INSTRUMENTS--0.1%
                                                             6,500    +Waters Corp. ...................       304,135
                                                                                                         ------------
                                                                                                              683,604
                     ------------------------------------------------------------------------------------------------
                     ENERGY EQUIPMENT &                      6,000    Baker Hughes, Inc. ..............       256,020
                     SERVICES--1.1%
                                                            31,200    ENSCO International, Inc. .......       990,288
                                                            37,700    GlobalSantaFe Corp. .............     1,248,247
                                                            10,400    Halliburton Co. .................       408,096
                                                            38,900    +Key Energy Services, Inc. ......       459,020
                                                             6,300    +Noble Corp. ....................       313,362
                                                            37,500    +Rowan Cos., Inc. ...............       971,250
                                                            26,500    Schlumberger Ltd. ...............     1,774,175
                                                             6,500    Tidewater, Inc. .................       231,465
                                                            11,000    +Transocean, Inc. ...............       466,290
                                                                                                         ------------
                                                                                                            7,118,213
                     ------------------------------------------------------------------------------------------------
                     FOOD & STAPLES                         12,600    CVS Corp. .......................       567,882
                     RETAILING--0.7%
                                                            13,000    Sysco Corp. .....................       496,210
                                                            50,300    Wal-Mart Stores, Inc. ...........     2,656,846
                                                            12,600    Walgreen Co. ....................       483,462
                                                                                                         ------------
                                                                                                            4,204,400
                     ------------------------------------------------------------------------------------------------
                     FOOD PRODUCTS--0.3%                     9,400    Archer-Daniels-Midland Co. ......       209,714
                                                             9,500    ConAgra Foods, Inc. .............       279,775
                                                            14,700    Sara Lee Corp. ..................       354,858
                                                            50,300    Tyson Foods, Inc. Class A........       925,520
                                                                                                         ------------
                                                                                                            1,769,867
                     ------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                        SHARES
      COUNTRY        INDUSTRY @                          HELD                   COMMON STOCKS               VALUE
---------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                     HEALTH CARE EQUIPMENT &                16,200    Baxter International, Inc. ......  $    559,548
                     SUPPLIES--0.1%
                     ------------------------------------------------------------------------------------------------
                     HEALTH CARE PROVIDERS &                 6,500    AmerisourceBergen Corp. .........       381,420
                     SERVICES--0.8%
                                                            20,900    Andrx Corp. .....................       456,247
                                                           105,600    +Beverly Enterprises, Inc. ......       966,240
                                                             6,200    HCA, Inc. .......................       247,752
                                                             7,800    +Humana, Inc. ...................       231,582
                                                             6,300    +LifePoint Hospitals, Inc. ......       219,366
                                                             9,300    Manor Care, Inc. ................       329,499
                                                            18,800    +Stewart Enterprises, Inc. Class
                                                                        A..............................       131,412
                                                            25,900    +Tenet Healthcare Corp. .........       284,382
                                                            14,000    +Triad Hospitals, Inc. ..........       520,940
                                                            24,350    +WellChoice, Inc. ...............     1,300,290
                                                                                                         ------------
                                                                                                            5,069,130
                     ------------------------------------------------------------------------------------------------
                     HOTELS, RESTAURANTS &                   2,900    Darden Restaurants, Inc. ........        80,446
                     LEISURE--0.6%
                                                           408,300    +La Quinta Corp. ................     3,711,447
                                                                                                         ------------
                                                                                                            3,791,893
                     ------------------------------------------------------------------------------------------------
                     HOUSEHOLD DURABLES--0.1%               22,000    Maytag Corp. ....................       464,200
                     ------------------------------------------------------------------------------------------------
                     HOUSEHOLD PRODUCTS--0.1%               12,600    Kimberly-Clark Corp. ............       829,206
                     ------------------------------------------------------------------------------------------------
                     IT SERVICES--0.2%                      13,000    Automatic Data Processing,
                                                                        Inc. ..........................       576,550
                                                             3,100    +Computer Sciences Corp. ........       174,747
                                                            11,900    +SYKES Enterprises, Inc. ........        82,705
                                                            13,200    +Unisys Corp. ...................       134,376
                                                                                                         ------------
                                                                                                              968,378
                     ------------------------------------------------------------------------------------------------
                     INDUSTRIAL                            195,500    General Electric Co. ............     7,135,750
                     CONGLOMERATES--1.4%
                                                            45,600    Tyco International Ltd. .........     1,629,744
                                                                                                         ------------
                                                                                                            8,765,494
                     ------------------------------------------------------------------------------------------------
                     INSURANCE--2.0%                        37,600    ACE Ltd.(j)......................     1,607,400
                                                            17,200    The Allstate Corp. ..............       889,584
                                                            72,300    American International Group,
                                                                        Inc. ..........................     4,747,941
                                                            16,500    Assurant, Inc. ..................       504,075
                                                             6,800    Bristol West Holdings, Inc. .....       136,000
                                                             7,700    Hartford Financial Services
                                                                        Group, Inc. ...................       533,687
                                                            12,500    Metlife, Inc. ...................       506,375
                                                             6,200    Prudential Financial, Inc. ......       340,752
                                                            50,345    The St. Paul Travelers Cos.,
                                                                        Inc. ..........................     1,866,289
                                                             5,700    UnumProvident Corp. .............       102,258
                                                            12,500    XL Capital Ltd. Class A..........       970,625
                                                                                                         ------------
                                                                                                           12,204,986
                     ------------------------------------------------------------------------------------------------
                     INTERNET SOFTWARE &                    97,500    +DoubleClick, Inc. ..............       758,550
                     SERVICES--0.2%
                                                            66,500    +webMethods, Inc. ...............       479,465
                                                                                                         ------------
                                                                                                            1,238,015
                     ------------------------------------------------------------------------------------------------
                     LEISURE EQUIPMENT &                     4,700    Eastman Kodak Co. ...............       151,575
                     PRODUCTS--0.0%
                     ------------------------------------------------------------------------------------------------
                     MACHINERY--0.0%                         3,100    Deere & Co. .....................       230,640
                     ------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                        SHARES
      COUNTRY        INDUSTRY @                          HELD                   COMMON STOCKS               VALUE
---------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                     MEDIA--1.1%                            53,779    +Comcast Corp. Class A...........  $  1,789,765
                                                            23,873    +The DIRECTV Group, Inc. ........       399,634
                                                             6,300    +EchoStar Communications Corp.
                                                                        Class A........................       209,412
                                                            40,900    +Liberty Media Corp. Class A.....       449,082
                                                             6,480    +Liberty Media International,
                                                                        Inc. Class A...................       299,570
                                                            10,919    +NTL, Inc. ......................       796,650
                                                            43,900    +Time Warner, Inc. ..............       853,416
                                                            59,358    Viacom, Inc. Class B.............     2,160,038
                                                                                                         ------------
                                                                                                            6,957,567
                     ------------------------------------------------------------------------------------------------
                     METALS & MINING--1.4%                  93,400    +AK Steel Holding Corp. .........     1,351,498
                                                            15,800    Alcoa, Inc. .....................       496,436
                                                            34,067    +Aleris International, Inc. .....       576,414
                                                            12,600    Arch Coal, Inc. .................       447,804
                                                             6,200    Consol Energy, Inc. .............       254,510
                                                            20,800    Freeport-McMoRan Copper & Gold,
                                                                        Inc. Class B...................       795,184
                                                            63,000    +Inco Ltd. ......................     2,317,140
                                                           100,500    +International Coal Group,
                                                                        Inc.(k) .......................     1,055,250
                                                            13,000    +International Steel Group,
                                                                        Inc. ..........................       527,280
                                                             6,300    Nucor Corp. .....................       329,742
                                                            10,000    United States Steel Corp. .......       512,500
                                                                                                         ------------
                                                                                                            8,663,758
                     ------------------------------------------------------------------------------------------------
                     MULTI-UTILITIES & UNREGULATED          37,700    +The AES Corp. ..................       515,359
                     POWER--0.1%
                     ------------------------------------------------------------------------------------------------
                     OIL & GAS--3.6%                         9,800    Amerada Hess Corp. ..............       807,324
                                                            63,836    ChevronTexaco Corp. .............     3,352,028
                                                            11,104    ConocoPhillips...................       964,160
                                                            14,000    Devon Energy Corp. ..............       544,880
                                                           400,900    El Paso Corp. ...................     4,169,360
                                                            51,100    Exxon Mobil Corp. ...............     2,619,386
                                                            50,900    Kerr-McGee Corp. ................     2,941,511
                                                            48,400    Marathon Oil Corp. ..............     1,820,324
                                                             9,800    Noble Energy, Inc. ..............       604,268
                                                            31,900    Occidental Petroleum Corp. ......     1,861,684
                                                            25,200    +Stone Energy Corp. .............     1,136,268
                                                            26,500    Unocal Corp. ....................     1,145,860
                                                            12,500    Williams Cos., Inc. .............       203,625
                                                                                                         ------------
                                                                                                           22,170,678
                     ------------------------------------------------------------------------------------------------
                     PAPER & FOREST PRODUCTS--0.3%          30,500    Bowater, Inc. ...................     1,341,085
                                                            16,600    Deltic Timber Corp. .............       704,670
                                                               381    +Neenah Paper, Inc. .............        12,421
                                                                                                         ------------
                                                                                                            2,058,176
                     ------------------------------------------------------------------------------------------------
                     PERSONAL PRODUCTS--0.1%                 9,400    The Gillette Co..................       420,932
                     ------------------------------------------------------------------------------------------------
                     PHARMACEUTICALS--2.4%                  26,800    Abbott Laboratories..............     1,250,220
                                                            54,200    Bristol-Myers Squibb Co. ........     1,388,604
                                                            17,200    Eli Lilly & Co. .................       976,100
                                                             9,425    +IVAX Corp. .....................       149,103
                                                            52,100    Johnson & Johnson................     3,304,182
                                                            51,200    Merck & Co., Inc. ...............     1,645,568
                                                           151,700    Pfizer, Inc. ....................     4,079,213
                                                            52,000    Schering-Plough Corp. ...........     1,085,760
                                                             3,300    +Watson Pharmaceuticals, Inc. ...       108,273
                                                            18,600    Wyeth............................       792,174
                                                                                                         ------------
                                                                                                           14,779,197
                     ------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                        SHARES
      COUNTRY        INDUSTRY @                          HELD                   COMMON STOCKS               VALUE
---------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                     REAL ESTATE--0.3%                      21,900    Aames Investment Corp. ..........  $    234,330
                                                             6,460    Catellus Development Corp. ......       197,676
                                                             3,200    Cedar Shopping Centers, Inc. ....        45,760
                                                            42,230    Friedman Billings Ramsey Group,
                                                                        Inc. Class A...................       818,840
                                                            21,100    Provident Senior Living
                                                                        Trust(a).......................       337,600
                                                                                                         ------------
                                                                                                            1,634,206
                     ------------------------------------------------------------------------------------------------
                     ROAD & RAIL--0.4%                      19,500    CSX Corp. .......................       781,560
                                                            19,400    +Swift Transportation Co.,
                                                                        Inc. ..........................       416,712
                                                            22,800    Union Pacific Corp. .............     1,533,300
                                                                                                         ------------
                                                                                                            2,731,572
                     ------------------------------------------------------------------------------------------------
                     SEMICONDUCTORS &                       64,505    +Agere Systems, Inc. Class A.....        88,372
                     SEMICONDUCTOR EQUIPMENT--0.5%

                                                           162,099    +Agere Systems, Inc. Class B.....       218,834
                                                             1,601    +Freescale Semiconductor, Inc.
                                                                        Class B........................        29,394
                                                            64,200    Intel Corp. .....................     1,501,638
                                                           112,900    +LSI Logic Corp. ................       618,692
                                                           113,300    +Lattice Semiconductor Corp. ....       645,810
                                                                                                         ------------
                                                                                                            3,102,740
                     ------------------------------------------------------------------------------------------------
                     SOFTWARE--2.1%                          8,290    +Check Point Software
                                                                        Technologies...................       204,183
                                                           162,900    Computer Associates
                                                                        International, Inc. ...........     5,059,674
                                                            47,800    +Compuware Corp. ................       309,266
                                                            16,000    +Informatica Corp. ..............       129,920
                                                           210,500    Microsoft Corp. .................     5,622,455
                                                           129,800    +Siebel Systems, Inc. ...........     1,362,900
                                                             8,200    +Veritas Software Corp. .........       234,110
                                                                                                         ------------
                                                                                                           12,922,508
                     ------------------------------------------------------------------------------------------------
                     SPECIALTY RETAIL--0.3%                 18,300    Circuit City Stores, Inc. .......       286,212
                                                            15,700    Home Depot, Inc. ................       671,018
                                                             6,500    +Office Depot, Inc. .............       112,840
                                                            53,500    +Toys R US, Inc. ................     1,095,145
                                                                                                         ------------
                                                                                                            2,165,215
                     ------------------------------------------------------------------------------------------------
                     TEXTILES, APPAREL & LUXURY             84,900    +Unifi, Inc. ....................       325,167
                     GOODS--0.1%
                     ------------------------------------------------------------------------------------------------
                     THRIFTS & MORTGAGE                      6,200    Fannie Mae.......................       441,502
                     FINANCE--0.1%
                                                            11,200    Washington Mutual, Inc. .........       473,536
                                                                                                         ------------
                                                                                                              915,038
                     ------------------------------------------------------------------------------------------------
                     TOBACCO--0.3%                          34,400    Altria Group, Inc. ..............     2,101,840
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL COMMON STOCKS IN THE UNITED
                                                                      STATES...........................   179,421,841
---------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL INVESTMENTS IN COMMON
                                                                      STOCKS
                                                                      (COST--$260,917,400)--55.3%......   345,448,211
---------------------------------------------------------------------------------------------------------------------
                                                                                MUTUAL FUNDS
---------------------------------------------------------------------------------------------------------------------
VIETNAM--0.0%                                              110,286    +Vietnam Enterprise Investments
                                                                        Ltd. Redeemable Shares.........       137,858
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL INVESTMENTS IN MUTUAL FUNDS
                                                                      (COST--$130,000)--0.0%...........       137,858
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                        SHARES
      COUNTRY                 INDUSTRY++                 HELD                 PREFERRED STOCKS              VALUE
---------------------------------------------------------------------------------------------------------------------
AUSTRALIA--0.2%      COMMERCIAL BANKS--0.2%                 31,600    National Australia Bank Ltd.
                                                                        (7.875% Convertible)...........  $  1,198,904
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL PREFERRED STOCKS IN
                                                                      AUSTRALIA........................     1,198,904
---------------------------------------------------------------------------------------------------------------------
BRAZIL--0.1%         METALS & MINING--0.1%                  38,500    Usinas Siderurgicas de Minas
                                                                        Gerais SA Preferred Class A....       782,031
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL PREFERRED STOCKS IN
                                                                        BRAZIL.........................       782,031
---------------------------------------------------------------------------------------------------------------------
UNITED STATES--0.5%  DIVERSIFIED TELECOMMUNICATION           9,829    McLeodUSA, Inc. Series A (7%
                     SERVICES--0.0%                                     Convertible)...................        35,827
                     ------------------------------------------------------------------------------------------------
                     INSURANCE--0.1%                        20,000    XL Capital Ltd. (6.50%
                                                                        Convertible)...................       509,000
                     ------------------------------------------------------------------------------------------------
                     THRIFTS & MORTGAGE                         24    Fannie Mae (5.375% Convertible)..     2,541,000
                     FINANCE--0.4%
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL PREFERRED STOCKS IN THE
                                                                      UNITED STATES....................     3,085,827
---------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL INVESTMENTS IN PREFERRED
                                                                      STOCKS
                                                                      (COST--$4,806,358)--0.8%.........     5,066,762
---------------------------------------------------------------------------------------------------------------------
                                                                                 WARRANTS(C)
---------------------------------------------------------------------------------------------------------------------
JAPAN--0.0%          REAL ESTATE--0.0%                     376,979    Marco Polo Investment Holdings
                                                                        Limited........................       188,490
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL WARRANTS IN JAPAN..........       188,490
---------------------------------------------------------------------------------------------------------------------
MALAYSIA--0.0%       OIL & GAS--0.0%                       101,940    Sapura Crest Petroleum Bhd.......        14,754
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL WARRANTS IN MALAYSIA.......        14,754
---------------------------------------------------------------------------------------------------------------------
UNITED STATES--0.1%  COMMUNICATIONS                         17,905    Lucent Technologies, Inc. .......        28,111
                     EQUIPMENT--0.0%
                     ------------------------------------------------------------------------------------------------
                     CONSTRUCTION &                        251,100    Foster Wheeler Ltd. Class B......       175,770
                     ENGINEERING--0.0%
                     ------------------------------------------------------------------------------------------------
                     DIVERSIFIED TELECOMMUNICATION             795    AboveNet, Inc. (expires
                     SERVICES--0.0%                                     9/08/2008).....................         7,354
                                                               936    AboveNet, Inc. (expires
                                                                        9/08/2010).....................         6,786
                                                            21,779    McLeodUSA Incorporated...........         4,574
                                                                                                         ------------
                                                                                                               18,714
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL WARRANTS IN THE UNITED
                                                                      STATES...........................       411,085
---------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL INVESTMENTS IN WARRANTS
                                                                      (COST--$440,443)--0.1%...........       425,839
---------------------------------------------------------------------------------------------------------------------
                                                                                   RIGHTS
---------------------------------------------------------------------------------------------------------------------
UNITED STATES--0.0%  COMMERCIAL SERVICES &                  52,600    Information Resources, Inc.(e)...        49,970
                     SUPPLIES--0.0%
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL INVESTMENTS IN RIGHTS
                                                                      (COST--$88,368)--0.0%............        49,970
---------------------------------------------------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT             FIXED INCOME SECURITIES
---------------------------------------------------------------------------------------------------------------------
AUSTRALIA--0.4%      FOREIGN GOVERNMENT             A$   3,400,000    Australia Government Bond Series
                     OBLIGATIONS--0.4%                                  705, 7.50% due 7/15/2005.......     2,697,046
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL FIXED INCOME SECURITIES IN
                                                                      AUSTRALIA........................     2,697,046
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                         FACE
COUNTRY              INDUSTRY++                         AMOUNT             FIXED INCOME SECURITIES          VALUE
---------------------------------------------------------------------------------------------------------------------
BRAZIL--0.2%         CHEMICALS--0.1%                US$    400,000    Cosan SA Industria e Comercio, 9%
                                                                        due 11/01/2009(a)..............  $    418,000
                     ------------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIAL                 950,000    Brazilian Government
                     SERVICES--0.1%                                     International Bond, 8.25% due
                                                                        1/20/2034......................       924,825
                     ------------------------------------------------------------------------------------------------
                     METALS & MINING--0.0%          BRL     10,296    Compania Vale do Rio Doce(f).....             0
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL FIXED INCOME SECURITIES IN
                                                                      BRAZIL...........................     1,342,825
---------------------------------------------------------------------------------------------------------------------
CANADA--0.2%         WIRELESS TELECOMMUNICATION                       Rogers Wireless Communications,
                     SERVICES--0.2%                                     Inc.(a):
                                                    US$    800,000      5.525% due 12/15/2010(g).......       838,000
                                                    CAD$   325,000      7.625% due 12/15/2011..........       282,780
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL FIXED INCOME SECURITIES IN
                                                                      CANADA...........................     1,120,780
---------------------------------------------------------------------------------------------------------------------
CAYMAN ISLANDS--0.2% DIVERSIFIED FINANCIAL          Y   54,000,000    SMFG Finance (Cayman) Ltd.
                     SERVICES--0.2%                                     (Convertible)..................     1,212,062
                     ------------------------------------------------------------------------------------------------
                     OIL & GAS--0.0%                US$    290,000    Momenta/Cayman, 2.50% due
                                                                        8/01/2007 (Regulation S)
                                                                        (Convertible)..................       293,263
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL FIXED INCOME SECURITIES IN
                                                                      THE CAYMAN ISLANDS...............     1,505,325
---------------------------------------------------------------------------------------------------------------------
EUROPE--3.3%         COMMERCIAL BANKS--3.3%                           European Investment Bank:
                                                    E    2,350,000      3.50% due 10/15/2005...........     3,224,671
                                                    L    3,750,000      6.125% due 12/07/2005..........     7,297,582
                                                    E    3,900,000      4% due 1/15/2007...............     5,450,432
                                                         3,325,000      3.55% due 4/15/2008............     4,535,319
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL FIXED INCOME SECURITIES IN
                                                                      EUROPE...........................    20,508,004
---------------------------------------------------------------------------------------------------------------------
FRANCE--1.2%         COMMERCIAL BANKS--0.6%         E    2,550,000    ERAP, 2.875% due 7/12/2006.......     3,491,746
                     ------------------------------------------------------------------------------------------------
                     CONTAINERS & PACKAGING--0.2%   US$    950,000    Crown European Holdings SA,
                                                                        10.875% due 3/01/2013..........     1,123,375
                     ------------------------------------------------------------------------------------------------
                     FOREIGN GOVERNMENT             E    1,125,000    Caisse d'Amortissement de la
                     OBLIGATIONS--0.2%                                  Dette Sociale, 4% due
                                                                        10/25/2014.....................     1,561,875
                     ------------------------------------------------------------------------------------------------
                     LEISURE EQUIPMENT &                              Infogrames Entertainment SA
                     PRODUCTS--0.1%                                     (Convertible):
                                                           460,200      1.50% due 7/01/2005............       532,182
                                                            98,700      Series WW, 4% due 4/01/2009....        79,475
                                                                                                         ------------
                                                                                                              611,657
                     ------------------------------------------------------------------------------------------------
                     ROAD & RAIL--0.1%              L      450,000    Reseau Ferre de France, 6.625%
                                                                        due 3/29/2005..................       867,986
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL FIXED INCOME SECURITIES IN
                                                                      FRANCE                                7,656,639
---------------------------------------------------------------------------------------------------------------------
GERMANY--3.8%        COMMERCIAL BANKS--1.9%                           KfW--Kreditanstalt fuer
                                                                        Wiederaufbau:
                                                         2,250,000      4.125% due 6/07/2006...........     4,293,886
                                                           475,000      4.80% due 10/27/2006...........       911,497
                                                    E    2,550,000      3.125% due 11/15/2006..........     3,505,413
                                                         2,000,000      4.25% due 7/04/2014............     2,843,431
                                                                                                         ------------
                                                                                                           11,554,227
                     ------------------------------------------------------------------------------------------------
                     FOREIGN GOVERNMENT                  8,000,000    Deutsche Bundesrepublik Series
                     OBLIGATIONS--1.9%                                  00, 5.25% due 1/04/2011........    12,066,016
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL FIXED INCOME SECURITIES IN
                                                                      GERMANY..........................    23,620,243
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                         FACE
COUNTRY              INDUSTRY++                         AMOUNT             FIXED INCOME SECURITIES          VALUE
---------------------------------------------------------------------------------------------------------------------
HONG KONG--          INDUSTRIAL                     US$    450,000    Hutchison Whampoa International
0.1%                 CONGLOMERATES--0.1%                                Ltd., 5.45% due 11/24/2010.....  $    465,663
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL FIXED INCOME SECURITIES IN
                                                                      HONG KONG........................       465,663
---------------------------------------------------------------------------------------------------------------------
INDIA--0.3%          AUTOMOBILES--0.2%                     500,000    Tata Motors Ltd., 1% due
                                                                        7/31/2008 (Convertible)(a).....     1,002,500
                     ------------------------------------------------------------------------------------------------
                     MEDIA--0.1%                           600,000    Zee Telefilms Ltd., 0.50% due
                                                                        4/29/2009......................       617,229
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL FIXED INCOME SECURITIES IN
                                                                      INDIA............................     1,619,729
---------------------------------------------------------------------------------------------------------------------
ITALY--0.2%          FOREIGN GOVERNMENT             Y  125,000,000    Italy Government International
                     OBLIGATIONS--0.2%                                  Bond, 0.375% due 10/10/2006....     1,223,786
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL FIXED INCOME SECURITIES IN
                                                                      ITALY............................     1,223,786
---------------------------------------------------------------------------------------------------------------------
JAPAN--0.8%          COMMERCIAL BANKS--0.6%             35,000,000    The Bank of Fukuoka Ltd. Series
                                                                        2, 1.10% due 9/28/2007
                                                                        (Convertible)..................       489,561
                                                        91,000,000    The Bank of Kyoto Ltd. Series 1,
                                                                        1.90% due 9/30/2009
                                                                        (Convertible)..................     1,281,236
                                                       200,000,000    International Bank for
                                                                        Reconstruction & Development
                                                                        Series 670, 2% due 2/18/2008...     2,056,256
                                                                                                         ------------
                                                                                                            3,827,053
                     ------------------------------------------------------------------------------------------------
                     TRADING COMPANIES &                85,000,000    Mitsubishi Corp., 0% due
                     DISTRIBUTORS--0.2%                                 6/17/2011 (Convertible)(b).....     1,006,683
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL FIXED INCOME SECURITIES IN
                                                                      JAPAN............................     4,833,736
---------------------------------------------------------------------------------------------------------------------
LUXEMBOURG--         INDUSTRIAL                     US$    358,000    Tyco International Group SA,
0.1%                 CONGLOMERATES--0.1%                                2.75% due 1/15/2018
                                                                        (Convertible)(a)...............       567,430
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL FIXED INCOME SECURITIES IN
                                                                      LUXEMBOURG.......................       567,430
---------------------------------------------------------------------------------------------------------------------
MALAYSIA--0.3%       FOREIGN GOVERNMENT             MYR  6,500,000    Malaysia Government Bond Series
                     OBLIGATIONS--0.3%                                  386X, 8.60% due 12/01/2007.....     1,974,750
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL FIXED INCOME SECURITIES IN
                                                                      MALAYSIA.........................     1,974,750
---------------------------------------------------------------------------------------------------------------------
MEXICO--0.2%         CONTAINERS & PACKAGING--0.1%   US$    625,000    Vitro Envases Norteamerica,
                                                                        10.75% due 7/23/2011(a)........       648,438
                     ------------------------------------------------------------------------------------------------
                     OIL & GAS--0.1%                L      310,000    Petroleos Mexicanos,
                                                                        14.50% due 3/31/2006...........       660,936
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL FIXED INCOME SECURITIES IN
                                                                      MEXICO...........................     1,309,374
---------------------------------------------------------------------------------------------------------------------
NETHERLANDS--        COMMERCIAL BANKS--0.2%         L      500,000    Bank Nederlandse Gemeenten,
1.0%                                                                    4.625% due 12/07/2006..........       957,104
                     ------------------------------------------------------------------------------------------------
                     ELECTRICAL EQUIPMENT--0.3%     E    1,450,000    Infineon Technologies Holding BV,
                                                                        4.25% due 2/06/2007
                                                                        (Convertible)..................     2,004,023
                     ------------------------------------------------------------------------------------------------
                     FOOD PRODUCTS--0.2%                   825,000    Royal Numico NV, 4.25% due
                                                                        6/26/2005 (Convertible)
                                                                        (Regulation S).................     1,126,988
                     ------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                         FACE
COUNTRY              INDUSTRY++                         AMOUNT             FIXED INCOME SECURITIES          VALUE
---------------------------------------------------------------------------------------------------------------------
NETHERLANDS
(CONCLUDED)
                     FOREIGN GOVERNMENT             E    1,300,000    Netherlands Government Bond,
                     OBLIGATIONS--0.3%                                  3.75% due 7/15/2014............  $  1,778,454
                     ------------------------------------------------------------------------------------------------
                     SEMICONDUCTORS &               US$    265,000    ASM International NV, 4.25% due
                     SEMICONDUCTOR EQUIPMENT--0.0%                      12/06/2011 (Convertible)(a)....       279,244
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL FIXED INCOME SECURITIES IN
                                                                      THE NETHERLANDS..................     6,145,813
---------------------------------------------------------------------------------------------------------------------
SOUTH KOREA--        COMMUNICATIONS                        900,000    LG Telecom Ltd.,
0.2%                 EQUIPMENT--0.2%                                    8.25% due 7/15/2009(a).........       975,641
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL FIXED INCOME SECURITIES IN
                                                                      SOUTH KOREA......................       975,641
---------------------------------------------------------------------------------------------------------------------
SWEDEN--0.4%         FOREIGN GOVERNMENT                               Sweden Government Bond:
                     OBLIGATIONS--0.4%
                                                    SEK  1,500,000      Series 1040, 6.50% due
                                                                          5/05/2008....................       250,640
                                                        10,725,000      Series 3101, 4% due
                                                                          12/01/2008...................     2,010,272
                                                                                                         ------------
                                                                                                            2,260,912
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL FIXED INCOME SECURITIES IN
                                                                      SWEDEN...........................     2,260,912
---------------------------------------------------------------------------------------------------------------------
SWITZERLAND--0.0%    INSURANCE--0.0%                US$    300,000    Swiss Life Finance Ltd.,
                                                                        2% due 5/20/2005
                                                                        (Convertible)..................       336,000
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL FIXED INCOME SECURITIES IN
                                                                      SWITZERLAND......................       336,000
---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--0.4% DIVERSIFIED TELECOMMUNICATION                    Colt Telecom Group Plc:
                     SERVICES--0.4%
                                                    E    1,250,000      2% due 3/29/2006...............     1,932,683
                                                           450,000      2% due 4/03/2007 (Convertible)
                                                                          (Regulation S)...............       715,645
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL FIXED INCOME SECURITIES IN
                                                                      THE UNITED KINGDOM...............     2,648,328
---------------------------------------------------------------------------------------------------------------------
UNITED STATES--4.2%  AEROSPACE & DEFENSE--0.0%      US$    230,000    GenCorp, Inc., 5.75% due
                                                                        4/15/2007 (Convertible)........       251,563
                     ------------------------------------------------------------------------------------------------
                     AIRLINES--0.0%                        356,242    Northwest Airlines, Inc. Series
                                                                        1999-3-B, 9.485% due
                                                                        10/01/2016.....................       252,775
                     ------------------------------------------------------------------------------------------------
                     BIOTECHNOLOGY--0.2%                              Abgenix, Inc. (Convertible):
                                                           825,000      3.50% due 3/15/2007............       819,844
                                                           310,000      1.75% due 12/15/2011(a)........       335,188
                                                                                                         ------------
                                                                                                            1,155,032
                     ------------------------------------------------------------------------------------------------
                     COMMUNICATIONS                        600,000    Corning, Inc., 7% due 3/15/2007..       600,000
                     EQUIPMENT--0.2%
                                                           380,000    Lucent Technologies, Inc., 8% due
                                                                        8/01/2031 (Convertible)........       422,750
                                                                                                         ------------
                                                                                                            1,022,750
                     ------------------------------------------------------------------------------------------------
                     CONSTRUCTION &                      3,498,750    Foster Wheeler LLC Series A,
                     ENGINEERING--0.9%                                  10.359% due 9/15/2011..........     3,761,156
                                                           974,000    J Ray McDermott SA,
                                                                        11% due 12/15/2013(a)..........     1,086,010
                                                                      McDermott, Inc.:
                                                           250,000      7.84% due 4/04/2005............       252,500
                                                           545,000      8.75% due 5/19/2023............       550,450
                                                                                                         ------------
                                                                                                            5,650,116
                     ------------------------------------------------------------------------------------------------
                     CONTAINERS & PACKAGING--0.2%          560,000    Anchor Glass Container Corp., 11%
                                                                        due 2/15/2013..................       599,200
                                                           375,000    Crown Cork & Seal Co., Inc.,
                                                                        7.50% due 12/15/2096...........       318,750
                                                                                                         ------------
                                                                                                              917,950
                     ------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                         FACE
COUNTRY              INDUSTRY++                         AMOUNT             FIXED INCOME SECURITIES          VALUE
---------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                     DIVERSIFIED FINANCIAL                            General Electric Capital Corp.:
                     SERVICES--0.3%
                                                    Y  135,000,000      0.10% due 12/20/2005...........  $  1,317,261
                                                        75,000,000      1.40% due 11/02/2006...........       747,591
                                                                                                         ------------
                                                                                                            2,064,852
                     ------------------------------------------------------------------------------------------------
                     DIVERSIFIED TELECOMMUNICATION                    MCI, Inc.:
                     SERVICES--0.4%
                                                    US$    861,000      5.908% due 5/01/2007...........       881,449
                                                           861,000      6.688% due 5/01/2009...........       891,135
                                                           589,000      7.735% due 5/01/2014...........       633,175
                                                                                                         ------------
                                                                                                            2,405,759
                     ------------------------------------------------------------------------------------------------
                     ELECTRIC UTILITIES--0.6%            4,730,193    Empresa Electrica del Norte
                                                                        Grande SA/Chile, 4% due
                                                                        11/05/2017(b)..................     3,926,060
                     ------------------------------------------------------------------------------------------------
                     FOOD PRODUCTS--0.1%                   775,000    Burns Philp Capital Property
                                                                        Ltd./ Burns Philp Capital US,
                                                                        Inc., 10.75% due 2/15/2011.....       871,875
                     ------------------------------------------------------------------------------------------------
                     GAS UTILITIES--0.0%                   215,000    Aventine Renewable Energy
                                                                        Holdings, Inc., 8.501% due
                                                                        12/15/2011(a)(g)...............       217,150
                     ------------------------------------------------------------------------------------------------
                     HEALTH CARE PROVIDERS &               400,000    Beverly Enterprises, Inc., 7.875%
                     SERVICES--0.1%                                     due 6/15/2014(a)...............       429,000
                     ------------------------------------------------------------------------------------------------
                     INSURANCE--0.1%                       250,000    Crum & Forster Holdings Corp.,
                                                                        10.375% due 6/15/2013..........       278,750
                     ------------------------------------------------------------------------------------------------
                     MEDIA--0.1%                           296,199    Avalon Cable LLC, 11.875% due
                                                                        12/01/2008(b)..................       309,157
                     ------------------------------------------------------------------------------------------------
                     MULTI-UTILITIES & UNREGULATED  L      213,000    The AES Corp., 8.375% due
                     POWER--0.6%                                        3/01/2011......................       433,475
                                                    US$    625,000    Calpine Corp., 7.625% due
                                                                        4/15/2006......................       614,063
                                                                      Calpine Generating Co. LLC(g):
                                                         1,800,000      5.756% due 4/01/2009...........     1,845,000
                                                         1,000,000      7.756% due 4/01/2010...........       977,500
                                                                                                         ------------
                                                                                                            3,870,038
                     ------------------------------------------------------------------------------------------------
                     OIL & GAS--0.1%                       325,000    McMoRan Exploration Co., 5.25%
                                                                        due 10/06/2011 (Convertible)...       459,469
                     ------------------------------------------------------------------------------------------------
                     SEMICONDUCTORS &                      625,000    LSI Logic Corp., 4% due
                     SEMICONDUCTOR EQUIPMENT--0.1%                      11/01/2006 (Convertible).......       617,969
                     ------------------------------------------------------------------------------------------------
                     SOFTWARE--0.1%                        325,000    Computer Associates
                                                                        International, Inc., 5% due
                                                                        3/15/2007(Convertible)(a)......       419,656
                     ------------------------------------------------------------------------------------------------
                     TEXTILES, APPAREL & LUXURY            641,859    Galey & Lord, Inc., Term, 10.17%
                     GOODS--0.0%                                        due 9/05/2009(i)...............       205,395
                     ------------------------------------------------------------------------------------------------
                     WIRELESS TELECOMMUNICATION            800,000    Nextel Communications, Inc.,
                     SERVICES--0.1%                                     5.25% due 1/15/2010
                                                                        (Convertible)..................       819,000
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL FIXED INCOME SECURITIES IN
                                                                      THE UNITED STATES................    26,144,316
---------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL INVESTMENTS IN FIXED INCOME
                                                                      SECURITIES
                                                                      (COST--$93,046,323)--17.5%.......   108,956,340
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      BENEFICIAL
COUNTRY              INDUSTRY++                        INTEREST              OTHER INTERESTS(H)             VALUE
---------------------------------------------------------------------------------------------------------------------
UNITED STATES--0.0%  DIVERSIFIED TELECOMMUNICATION  US$  1,400,000    AboveNet, Inc. (Litigation Trust
                     SERVICES--0.0%                                     Certificates)..................  $          0
                                                         2,550,000    WilTel Communications Group, Inc.
                                                                        (Litigation Trust
                                                                        Certificates)..................             0
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL INVESTMENTS IN OTHER
                                                                      INTERESTS--(COST--$0)--0.0%......             0
---------------------------------------------------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT           U.S. GOVERNMENT OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------
                                                                      U.S. Treasury Notes:
                                                    US$  1,250,000    4% due 6/15/2009.................     1,273,779
                                                         3,500,000    4.75% due 5/15/2014(j)...........     3,647,382
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL INVESTMENTS IN U.S.
                                                                      GOVERNMENT OBLIGATIONS
                                                                      (COST--$4,754,896)--0.8%.........     4,921,161
---------------------------------------------------------------------------------------------------------------------
                                                                            SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
SINGAPORE--0.2%      TIME DEPOSITS                  S$   2,352,890    Singapore Time Deposit, 1.27% due
                                                                        1/07/2005......................     1,441,368
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL SHORT-TERM INVESTMENTS IN
                                                                      SINGAPORE........................     1,441,368
---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--0.4% FOREIGN COMMERCIAL PAPER**     L    1,200,000    General Electric Capital
                                                                        Corporation, 4.77% due
                                                                        1/14/2005......................     2,299,827
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL SHORT-TERM INVESTMENTS IN
                                                                      THE UNITED KINGDOM...............     2,299,827
---------------------------------------------------------------------------------------------------------------------
                                                      BENEFICIAL
                                                       INTEREST
---------------------------------------------------------------------------------------------------------------------
UNITED STATES--19.0%                                US$118,861,752    Merrill Lynch Liquidity Series,
                                                                        LLC Cash Sweep Series I(d).....   118,861,752
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL SHORT-TERM INVESTMENTS IN
                                                                      THE UNITED STATES................   118,861,752
---------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL INVESTMENTS IN
                                                                      SHORT-TERM SECURITIES
                                                                      (COST--$122,605,346)--19.6%......   122,602,947
---------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL INVESTMENTS
                                                                      (COST--$486,789,134)--94.1%......   587,609,088
---------------------------------------------------------------------------------------------------------------------
                                                      NUMBER OF
OPTIONS                                               CONTRACTS             CALL OPTIONS WRITTEN
---------------------------------------------------------------------------------------------------------------------
                                                                      3Com Corp.:
                                                               275      expiring January 2005 at USD 5,
                                                                        Broker UBS Warburg.............        (1,375)
                                                               160      expiring January 2006 at USD 5,
                                                                        Broker UBS Warburg.............       (10,400)
                                                               209    Andrx Corp., expiring June 2005
                                                                        at USD 17.5, Broker Citigroup
                                                                        Global Markets.................      (114,950)
                                                               183    Circuit City Stores, Inc.,
                                                                        expiring January 2005 at
                                                                        USD 12.5, Broker Morgan
                                                                        Stanley........................       (60,390)
                                                               130    Computer Associates
                                                                        International, Inc., expiring
                                                                        February 2005 at USD 25, Broker
                                                                        Morgan Stanley.................       (81,900)
                                                               290    Compuware Corp., expiring
                                                                        February 2005 at USD 5, Broker
                                                                        Deutsche Bank..................       (44,950)

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      NUMBER OF
OPTIONS                                               CONTRACTS             CALL OPTIONS WRITTEN            VALUE
---------------------------------------------------------------------------------------------------------------------
                                                                      Corinthian Colleges, Inc.:
                                                               325      expiring February 2005 at
                                                                        USD 10, Broker Credit Suisse
                                                                        First Boston...................  $   (295,750)
                                                               259      expiring February 2005 at
                                                                        USD 10, Broker UBS Warburg.....      (235,690)
                                                               169      expiring May 2005 at USD 15,
                                                                        Broker UBS Warburg.............       (81,120)
                                                               123      expiring January 2006 at USD
                                                                        15, Broker Deutsche Bank.......       (72,570)
                                                               123      expiring January 2006 at USD
                                                                        20, Broker UBS Warburg.........       (43,050)
                                                                      DoubleClick, Inc.:
                                                               327      expiring January 2005 at USD 5,
                                                                        Broker Credit Suisse First
                                                                        Boston.........................       (96,465)
                                                               321      expiring January 2005 at USD 5,
                                                                        Broker Deutsche Bank...........       (94,695)
                                                               160    Informatica Corp., expiring March
                                                                        2005 at USD 5, Broker Deutsche
                                                                        Bank...........................       (52,800)
                                                               260    Intel Corp., expiring April 2005
                                                                        at USD 20, Broker Deutsche
                                                                        Bank...........................      (101,400)
                                                                      LSI Logic Corp.:
                                                               969      expiring January 2005 at USD 5,
                                                                        Broker UBS Warburg.............       (58,140)
                                                               160      expiring January 2005 at USD 5,
                                                                        Broker Wachovia Securities.....        (9,600)
                                                                      Lucent Technologies, Inc.:
                                                               271      expiring January 2005 at USD 5,
                                                                        Broker Citigroup Global
                                                                        Markets........................        (1,355)
                                                               292      expiring January 2005 at USD 5,
                                                                        Broker Credit Suisse First
                                                                        Boston.........................        (1,460)
                                                               131    Maytag Corp., expiring January
                                                                        2005 at USD 25, Broker Credit
                                                                        Suisse First Boston............        (1,965)
                                                                      McDermott International, Inc.:
                                                                53      expiring February 2005 at USD
                                                                        10, Broker Citigroup Global
                                                                        Markets........................       (45,050)
                                                               142      expiring February 2005 at USD
                                                                        10, Broker Deutsche Bank.......      (120,700)
                                                                87      expiring February 2005 at USD
                                                                        12.5, Broker Citigroup Global
                                                                        Markets........................       (53,070)
                                                                48      expiring May 2005 at USD 12.5,
                                                                        Broker Deutsche Bank...........       (30,720)
                                                                70      expiring May 2005 at USD 15,
                                                                        Broker UBS Warburg.............       (30,100)
                                                                73      expiring May 2005 at USD 17.5,
                                                                        Broker UBS Warburg.............       (19,345)
                                                                70    Merck & Co., Inc., expiring
                                                                        January 2006 at USD 27.5,
                                                                        Broker Morgan Stanley..........       (41,300)
                                                                      Nokia Oyj:
                                                               165      expiring January 2005 at USD
                                                                        12.5, Broker Citigroup Global
                                                                        Markets........................       (54,450)
                                                               190      expiring January 2005 at USD
                                                                        12.5, Broker Morgan Stanley....       (62,700)
                                                               131      expiring January 2005 at USD
                                                                        15, Broker Morgan Stanley......       (12,445)

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      NUMBER OF
OPTIONS                                               CONTRACTS             CALL OPTIONS WRITTEN            VALUE
---------------------------------------------------------------------------------------------------------------------
                                                                      Nortel Networks Corp.:
                                                             1,100      expiring January 2005 at USD 5,
                                                                        Broker UBS Warburg.............  $     (5,500)
                                                             1,554      expiring January 2006 at USD
                                                                        2.5, Broker UBS Warburg........      (202,020)
                                                               656      expiring January 2006 at USD
                                                                        2.5, Broker Morgan Stanley.....       (85,280)
                                                                      Quanta Services, Inc.:
                                                                73      expiring May 2005 at USD 7.5,
                                                                        Broker Deutsche Bank...........        (9,490)
                                                                48      expiring January 2006 at USD
                                                                        10, Broker Morgan Stanley......        (4,800)
                                                                96      expiring January 2006 at USD
                                                                        10, Broker UBS Warburg.........        (9,600)
                                                                      Siebel Systems, Inc.:
                                                               326      expiring February 2005 at USD
                                                                        7.5, Broker Citigroup Global
                                                                        Markets........................      (101,060)
                                                               646      expiring January 2006 at USD
                                                                        7.5, Broker Citigroup Global
                                                                        Markets........................      (245,480)
                                                               259    Tenet Healthcare Corp., expiring
                                                                        January 2005 at USD 10, Broker
                                                                        Morgan Stanley.................       (28,490)
                                                                      Toys R US, Inc.:
                                                                66      expiring January 2005 at USD
                                                                        15, Broker Morgan Stanley......       (37,620)
                                                               123      expiring March 2005 at USD 15,
                                                                        Broker Morgan Stanley..........       (70,110)
                                                               124    Tyson Foods, Inc. Class A,
                                                                        expiring January 2005 at USD
                                                                        17.5, Broker Morgan Stanley....       (13,020)
                                                               640    webMethods, Inc., expiring
                                                                        January 2005 at USD 5, Broker
                                                                        Citigroup Global Markets.......      (140,800)
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL OPTIONS WRITTEN (PREMIUMS
                                                                      RECEIVED--$1,693,704)--(0.4%)....    (2,883,175)
                     ------------------------------------------------------------------------------------------------
                                                                      TOTAL INVESTMENTS, NET OF OPTIONS
                                                                      WRITTEN
                                                                      (COST--$485,095,430***)--93.7%...   584,725,913
                                                                      OTHER ASSETS LESS
                                                                        LIABILITIES--6.3%..............    39,594,167
                                                                                                         ------------
                                                                      NET ASSETS--100.0%...............  $624,320,080
                                                                                                         ============
---------------------------------------------------------------------------------------------------------------------

+    Non-income producing security.
@ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
*    Depositary Receipts.
** Foreign Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
*** The cost and unrealized appreciation/depreciation of investments, net of options written, as of December 31, 2004, as computed for federal income tax purposes, were as follows:

---------------------------------------------------------------------------
Aggregate cost..............................................   $486,651,501
                                                               ============
Gross unrealized appreciation...............................   $112,661,135
Gross unrealized depreciation...............................    (14,586,723)
                                                               ------------
Net unrealized appreciation.................................   $ 98,074,412
                                                               ============
---------------------------------------------------------------------------

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2004 (concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

(b) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase of the Fund.
(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(d) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

----------------------------------------------------------------------------------------------
                                                                             INTEREST/DIVIDEND
AFFILIATE                                                     NET ACTIVITY        INCOME
----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $42,663,746       $1,773,456
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $  (346,238)      $    2,515
Merrill Lynch Premier Institutional Fund....................     (115,412)      $      637
----------------------------------------------------------------------------------------------

(e) The rights entitle the holder to potential cash distributions on pending litigation settlements.
(f) Received through a bonus issue from Companhia Vale do Rio Doce. As of December 31, 2004, the bonds have not commenced trading and the coupon rate has not been determined. This security is a perpetual bond and has no definite maturity date.
(g)  Floating rate note.
(h) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(i) Floating rate corporate debt in which the Fund invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, or (iii) the certificate of deposit rate. Corporate bond loans represent less than 0.1% of the fund's net assets.
(j) All or a portion of security held as collateral in connection with open financial futures contracts.
(k)  Restricted securities as to resale:

---------------------------------------------------------------------------------------------------------------
                                                                    ACQUISITION
ISSUE                                                                 DATE(S)              COST        VALUE
---------------------------------------------------------------------------------------------------------------
International Coal Group, Inc. .............................  12/6/2004 - 12/14/2004    $1,029,225   $1,055,250
Koninkljke Ahold NV*........................................        12/11/2003          $  179,139   $  222,567
---------------------------------------------------------------------------------------------------------------
TOTALS                                                                                  $1,208,364   $1,277,817
                                                                                        ==========   ==========
---------------------------------------------------------------------------------------------------------------

* Depositary Receipts.

Financial futures contracts purchased as of December 31, 2004 were as follows:

-------------------------------------------------------------------------------
NUMBER OF                                EXPIRATION      FACE       UNREALIZED
CONTRACTS        ISSUE        EXCHANGE      DATE        VALUE      APPRECIATION
-------------------------------------------------------------------------------
 31               FTSE        LIFFE      March 2005   $2,809,708     $ 45,618
 75         Nikkei 225 Index  OSAKA      March 2005    7,969,738      432,721
-------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION                                        $478,339
                                                                     ========
-------------------------------------------------------------------------------

Financial futures contracts sold as of December 31, 2004 were as follows:

-----------------------------------------------------------------------------------
NUMBER OF                                      EXPIRATION     FACE      UNREALIZED
CONTRACTS        ISSUE           EXCHANGE         DATE       VALUE     DEPRECIATION
-----------------------------------------------------------------------------------
  7         DJ Euro Stoxx 50  Euronext Paris   March 2005   $283,738     $(3,243)
-----------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Statement of Assets and Liabilities as of December 31, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$367,927,382).......................................                  $468,747,336
Investments in affiliated securities, at value (identified
  cost--$118,861,752).......................................                   118,861,752
Cash........................................................                     1,121,615
Foreign cash (cost--$35,581,110)............................                    36,944,601
Receivables:
  Interest (including $229,526 from affiliates).............  $  2,426,490
  Dividends.................................................     1,096,381
  Securities sold...........................................       595,671
  Capital shares sold.......................................        14,625
  Securities lending........................................           177       4,133,344
                                                              ------------
Prepaid expenses and other assets...........................                         3,476
                                                                              ------------
Total assets................................................                   629,812,124
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Options written, at value (premiums received--$1,693,704)...                     2,883,175
Deferred foreign capital gain tax...........................                        37,550
Payables:
  Securities purchased......................................     1,864,708
  Investment adviser........................................       381,722
  Capital shares redeemed...................................       167,636
  Variation margin..........................................         8,931
  Other affiliates..........................................         3,869
  Distributor...............................................         1,988       2,428,854
                                                              ------------
Accrued expenses and other liabilities......................                       142,465
                                                                              ------------
Total liabilities...........................................                     5,492,044
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $624,320,080
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                  $  4,883,165
Class II Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                        13,695
Class III Shares of Common Stock, $.10 par value,
  200,000,000 shares authorized.............................                        81,640
Paid-in capital in excess of par............................                   605,074,429
Undistributed investment income--net........................  $    527,903
Accumulated realized capital losses--net....................   (87,813,846)
Unrealized appreciation--net................................   101,553,094
                                                              ------------
Total accumulated earnings--net.............................                    14,267,151
                                                                              ------------
NET ASSETS..................................................                  $624,320,080
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $613,144,997 and 48,831,652
  shares outstanding........................................                  $      12.56
                                                                              ============
Class II--Based on net assets of $1,719,694 and 136,951
  shares outstanding........................................                  $      12.56
                                                                              ============
Class III--Based on net assets of $9,455,389 and 816,402
  shares outstanding........................................                  $      11.58
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Statement of Operations for the Year Ended December 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (including $1,773,456 from affiliates).............                 $ 8,301,783
Dividends (net of $415,124 foreign withholding tax).........                   6,832,673
Securities lending--net.....................................                       3,152
                                                                             -----------
Total income................................................                  15,137,608
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 3,641,920
Custodian fees..............................................      217,838
Accounting services.........................................      202,894
Professional fees...........................................       66,156
Printing and shareholder reports............................       48,426
Directors' fees and expenses................................       31,424
Pricing services............................................       25,340
Distribution fees--Class III................................        7,530
Transfer agent fees Class I.................................        4,958
Distribution fees--Class II.................................        2,641
Transfer agent fees Class III...............................           27
Transfer agent fees Class II................................           16
Other.......................................................       26,368
                                                              -----------
Total expenses..............................................                   4,275,538
                                                                             -----------
Investment income--net......................................                  10,862,070
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss)on:
  Investments--net (including $22,334 foreign capital gain
    tax)....................................................   38,613,074
  Futures contracts--net....................................    2,130,823
  Options written--net......................................      205,943
  Foreign currency transactions--net........................     (783,889)    40,165,951
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net (including $1,154,673 deferred foreign
    capital gain tax).......................................   27,285,975
  Futures contracts--net....................................     (631,378)
  Options written--net......................................   (1,083,764)
  Foreign currency transactions--net........................    1,548,194     27,119,027
                                                              -----------    -----------
Total realized and unrealized gain--net.....................                  67,284,978
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $78,147,048
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2004           2003
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 10,862,070   $  8,489,415
Realized gain--net..........................................    40,165,951      1,796,489
Change in unrealized appreciation/depreciation--net.........    27,119,027    110,654,715
                                                              ------------   ------------
Net increase in net assets resulting from operations........    78,147,048    120,940,619
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................   (17,764,949)   (13,448,103)
  Class II..................................................       (47,242)       (46,657)
  Class III.................................................      (287,849)          (871)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................   (18,100,040)   (13,495,631)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................    54,766,134     52,548,174
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................   114,813,142    159,993,162
Beginning of year...........................................   509,506,938    349,513,776
                                                              ------------   ------------
End of year*................................................  $624,320,080   $509,506,938
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $    527,903   $ (3,491,241)
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                   CLASS I
FINANCIAL STATEMENTS.                                  ---------------------------------------------------------
                                                                    FOR THE YEAR ENDED DECEMBER 31,
                                                       ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                  2004        2003        2002        2001        2000
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...................  $   11.29   $    8.62   $    9.74   $   10.85   $   14.13
                                                       ---------   ---------   ---------   ---------   ---------
Investment income--net**.............................        .23         .21         .26         .24         .27
Realized and unrealized gain (loss)--net.............       1.41        2.77       (1.05)      (1.20)      (1.62)
                                                       ---------   ---------   ---------   ---------   ---------
Total from investment operations.....................       1.64        2.98        (.79)       (.96)      (1.35)
                                                       ---------   ---------   ---------   ---------   ---------
Less dividends and distributions:
  Investment income--net.............................       (.37)       (.31)       (.33)       (.15)       (.24)
  In excess of net investment income--net............         --          --          --          --        (.06)
  Realized gain--net.................................         --          --          --          --       (1.20)
  In excess of realized gain--net....................         --          --          --          --        (.43)
                                                       ---------   ---------   ---------   ---------   ---------
Total dividends and distributions....................       (.37)       (.31)       (.33)       (.15)      (1.93)
                                                       ---------   ---------   ---------   ---------   ---------
Net asset value, end of year.........................  $   12.56   $   11.29   $    8.62   $    9.74   $   10.85
                                                       =========   =========   =========   =========   =========
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...................     14.57%      34.57%      (8.15%)     (8.86%)     (9.62%)
                                                       =========   =========   =========   =========   =========
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................       .76%        .75%        .77%        .75%        .73%
                                                       =========   =========   =========   =========   =========
Investment income--net...............................      1.93%       2.16%       2.77%       2.42%       2.03%
                                                       =========   =========   =========   =========   =========
----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...............  $ 613,145   $ 507,674   $ 349,514   $ 424,542   $ 552,853
                                                       =========   =========   =========   =========   =========
Portfolio turnover...................................     43.60%      47.41%      55.50%     107.28%     118.64%
                                                       =========   =========   =========   =========   =========
----------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.

** Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                          CLASS II
                                                              ---------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                    FOR THE        FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                  YEAR ENDED    NOVEMBER 24, 2003+
FINANCIAL STATEMENTS.                                         DECEMBER 31,    TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                           2004              2003
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 11.29           $ 10.73
                                                                -------           -------
Investment income--net***...................................        .21                01
Realized and unrealized gain--net...........................       1.41               .85
                                                                -------           -------
Total from investment operations............................       1.62               .86
                                                                -------           -------
Less dividends from investment income--net..................       (.35)             (.30)
                                                                -------           -------
Net asset value, end of period..............................    $ 12.56           $ 11.29
                                                                =======           =======
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................     14.40%             8.05%@
                                                                =======           =======
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .91%              .95%*
                                                                =======           =======
Investment income--net......................................      1.78%             0.87%*
                                                                =======           =======
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $ 1,720           $ 1,797
                                                                =======           =======
Portfolio turnover..........................................     43.60%            47.41%
                                                                =======           =======
-----------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                          CLASS III
                                                              ---------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                    FOR THE        FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                  YEAR ENDED    NOVEMBER 18, 2003+
FINANCIAL STATEMENTS.                                         DECEMBER 31,    TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                           2004              2003
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 10.46           $ 10.00
                                                                -------           -------
Investment income (loss)--net***............................        .19                --++
Realized and unrealized gain--net...........................       1.29               .76
                                                                -------           -------
Total from investment operations............................       1.48               .76
                                                                -------           -------
Less dividends from investment income--net..................       (.36)             (.30)
                                                                -------           -------
Net asset value, end of period..............................    $ 11.58           $ 10.46
                                                                =======           =======
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................     14.20%             7.62%@
                                                                =======           =======
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      1.01%             1.08%*
                                                                =======           =======
Investment income (loss)--net...............................      1.79%            (0.24%)*
                                                                =======           =======
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $ 9,455           $    37
                                                                =======           =======
Portfolio turnover..........................................     43.60%            47.41%
                                                                =======           =======
-----------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++  Amount is less than $(.01) per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Merrill Lynch Global Allocation V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specified class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the

--------------------------------------------------------------------------------

value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  - Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  - Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide

--------------------------------------------------------------------------------

cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Expenses--Certain expenses have been allocated to the individual Funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $11,254,029 has been reclassified between accumulated net realized capital losses and undistributed net investment income and $3,085 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to foreign currency transactions, gains from the sale of stock of passive foreign investment companies, foreign taxes paid, amortization methods on fixed income securities, the reclassification of proceeds on sales of securities in default, and nondeductible expenses. These reclassifications have no effect on net assets or net asset values per share.

2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2004, MLIM, LLC received $1,381 in securities lending agent fees from the Fund.

  For the year ended December 31, 2004, MLPF&S, earned $41,696 in commissions on the execution of portfolio security transactions.

--------------------------------------------------------------------------------

  In addition, the Fund reimbursed MLIM $12,416 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.
  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2004 were $186,316,179 and $201,731,052, respectively.
  Transactions in options written for the year ended December 31, 2004 were as follows:

-------------------------------------------------------------------
                                       Shares Subject     Premiums
Call Options Written                     to Options       Received
-------------------------------------------------------------------
Outstanding call options written,
 beginning of year...................       1,619        $  262,718
Options written......................      14,177         1,889,662
Options expired......................      (2,354)         (241,765)
Options exercised....................      (1,095)         (147,969)
Options closed.......................        (470)          (68,942)
                                           ------        ----------
Outstanding call options written, end
 of year.............................      11,877        $1,693,704
                                           ======        ==========
-------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $54,766,134 and $52,548,174 for the years ended December 31, 2004 and December 31, 2003, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   5,292,931    $ 61,774,646
Shares issued to shareholders in
 reinvestment of dividends...........   1,416,663      17,764,949
                                       ----------    ------------
Total issued.........................   6,709,594      79,539,595
Shares redeemed......................  (2,843,702)    (33,489,731)
                                       ----------    ------------
Net increase.........................   3,865,892    $ 46,049,864
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,877,951    $ 29,936,117
Shares issued resulting from
 reorganization......................   3,065,898      32,889,845
Shares issued to shareholders in
 reinvestment of dividends...........   1,198,707      13,448,103
                                       ----------    ------------
Total issued.........................   7,142,556      76,274,065
Shares redeemed......................  (2,713,738)    (25,470,442)
                                       ----------    ------------
Net increase.........................   4,428,818    $ 50,803,623
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                       Dollar
December 31, 2004                            Shares      Amount
-----------------------------------------------------------------
Shares sold................................    7,728    $  90,117
Shares issued to shareholders in
 reinvestment of dividends.................    3,767       47,242
                                             -------    ---------
Total issued...............................   11,495      137,359
Shares redeemed............................  (33,688)    (397,083)
                                             -------    ---------
Net decrease...............................  (22,193)   $(259,724)
                                             =======    =========
-----------------------------------------------------------------

------------------------------------------------------------------------
Class II Shares for the Period November 24, 2003+               Dollar
to December 31, 2003                               Shares       Amount
------------------------------------------------------------------------
Shares sold..................................            2    $       18
Shares issued resulting from reorganization..      157,666     1,691,394
Shares issued to shareholders in reinvestment of
 dividends...................................        4,140        46,657
                                                   -------    ----------
Total issued.................................      161,808     1,738,069
Shares redeemed..............................       (2,664)      (29,968)
                                                   -------    ----------
Net increase.................................      159,144    $1,708,101
                                                   =======    ==========
------------------------------------------------------------------------

+ Commencement of operations.

-----------------------------------------------------------------
Class III Shares for the Year Ended                      Dollar
December 31, 2004                           Shares       Amount
-----------------------------------------------------------------
Shares sold...............................  817,496    $9,011,123
Shares issued to shareholders in
 reinvestment of dividends................   24,901       287,849
                                            -------    ----------
Total issued..............................  842,397     9,298,972
Shares redeemed...........................  (29,491)     (322,978)
                                            -------    ----------
Net increase..............................  812,906    $8,975,994
                                            =======    ==========
-----------------------------------------------------------------

-------------------------------------------------------------------------
Class III Shares for the Period November 18, 2003+               Dollar
to December 31, 2003                                Shares       Amount
-------------------------------------------------------------------------
Shares sold...................................        3,414    $   35,589
Shares issued to shareholders in
 reinvestment of dividends....................           83           871
                                                    -------    ----------
Total issued..................................        3,497        36,460
Shares redeemed...............................           (1)          (10)
                                                    -------    ----------
Net increase..................................        3,496    $   36,450
                                                    =======    ==========
-------------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

--------------------------------------------------------------------------------

6. COMMITMENTS:

At December 31, 2004, the Fund entered into foreign exchange contracts under which it had agreed to purchase foreign currencies with an approximate value of $414,000.

7. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:

-----------------------------------------------------------------
                                       12/31/2004     12/31/2003
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income.....................  $18,100,040    $13,495,631
                                       -----------    -----------
Total taxable distributions..........  $18,100,040    $13,495,631
                                       ===========    ===========
-----------------------------------------------------------------

  As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net..................  $ 3,007,308
Undistributed long-term capital gains--net..........           --
                                                      -----------
Total undistributed earnings--net...................    3,007,308
Capital loss carryforward...........................  (86,745,505)*
Unrealized gains--net...............................   98,005,348**
                                                      -----------
Total accumulated earnings--net.....................  $14,267,151
                                                      ===========
-----------------------------------------------------------------

* On December 31, 2004, the Fund had a net capital loss carryforward of $86,745,505 of which $2,484,748 expires in 2006, $9,930,235 expires in 2008,
    $39,451,861 expires in 2009, $24,405,402 expires in 2010 and $10,473,259 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and other book/tax temporary differences.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Allocation V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF MERRILL LYNCH GLOBAL ALLOCATION V.I. FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Allocation V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global Allocation V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 16, 2005

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Growth V.I. Fund
December 31, 2004--Annual Report
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 2004, the Fund's Class I Shares had a total return of +15.10%. This compared to a total return of +14.72% for the benchmark Morgan Stanley Capital International (MSCI) World Stock Index, in U.S. dollars, for the same period. For the six-month period ended December 31, 2004, the Fund's Class I Shares had a total return of +14.70% versus +10.82% for the MSCI World Index. Since inception on September 30, 2004, through December 31, 2004, the Fund's Class II and Class III Shares both had total returns of +11.82% compared to the Index's return of +11.94% for the same period.

  The Fund performed admirably in the second half of the year after lagging the benchmark in the first six months due to declines in the non-Japan Asian stock markets. The declines followed the Chinese government's March 2004 announcement of plans to restrain bank lending and curtail what Chinese officials perceived as some unnecessary manufacturing and industrial investment projects. During the second half of the year, observers noted signs of a resumption in both trade and investment activity in China. Subsequently, the Asia-Pacific equity markets recovered, along with markets in the United States and other parts of the world.

  The Fund's investment strategy has been focused on corporations around the globe that we believe, based on our fundamental research, are positioned to benefit from the assumed continuation of above-average economic growth in China. The expansion and development of the Chinese economy has strained global economic capacities for the production of energy, basic materials and chemicals. Consequently, our stock selections have been mostly focused on companies in the energy, materials and industrials sectors.

  The greatest contributions to the Fund's relative performance for 2004 came from stock selection in the energy, consumer discretionary and materials sectors. Leading contributors were the Fund's investments in Frontline Ltd., eBay, Inc., S-Oil Corp. in South Korea, Wynn Resorts Ltd., Suncor Energy Inc. in Canada, Transocean Inc., Mandalay Resort Group, Woodside Petroleum Ltd. in Australia, Technip SA in France, Esprit Holdings Ltd. in Hong Kong, Hyundai Motor Co. in South Korea, Diamond Offshore Drilling Inc., WMC Resources Ltd. in Australia, Phelps Dodge Corp. and Cameco Corp. in Canada.

  Detracting most from relative performance during the year were the Fund's holdings in the information technology sector, an area that had been a major positive contributor to performance in 2003. Leading the list of detractors in this sector were our positions in Agilent Technologies, Inc., EMC Corp., SanDisk Corp., Hewlett-Packard Co., Texas Instruments, Inc. and Intel Corp. Still, there were some very positive contributors within the information technology sector, including Alcatel SA, Adobe Systems Inc., Yahoo! Inc., Electronic Arts, Inc. and AU Optronics Corp.

PORTFOLIO ACTIVITY

  During the fiscal year, we gradually reduced the Fund's position in the consumer discretionary sector from a meaningful overweight relative to the MSCI World Index to a modest overweight. Some of the more significant stock liquidations -- implemented on the basis of relative valuations and changes in the business fundamentals -- included Best Buy Company, Inc., Lowes Cos., Inc. and eBay, Inc.

  We began the year with a modest overweighting in the information technology sector and reduced the Fund's position to a slight underweight by year-end. As mentioned earlier, information technology hampered Fund results more than any other industry sector during the past year. Sales made at a loss included Agilent Technologies, Inc., Avaya, Inc., Cisco Systems, Inc., Lucent Technologies, Inc., Motorola, Inc., Tektronic, Inc. and Texas Instruments, Inc. In contrast, Adobe Systems, Inc. was sold out of the portfolio and provided a meaningful capital gain.

  We increased the Fund's position in the industrials sector over the past 12 months from a moderate overweight to a meaningful overweight. Stocks added to the portfolio were Deer & Co., The Dow Chemical Co., DuPont (E.I.) de Nemours and Barloworld Ltd. in South Africa.

  During the course of the year, the Fund's sector allocation averaged about 14.4% in energy, 20.5% in industrials, 15.8% in consumer discretionary and 11.5% in materials. Consequently, more than 60% of net assets, on average, was invested in selected stocks in these areas. This compared to the benchmark's nearly 35% overall weighting in these sectors. We have been keenly focused on

--------------------------------------------------------------------------------

the cyclical growth nature of the companies in these sectors and the need to liquidate investments when valuations become excessive or the business fundamentals do not work out as anticipated. For example, in the energy sector, several stocks were liquidated at substantial capital gains due to their relatively high valuations. These included Woodside Petroleum Ltd. in Australia and Suncor Energy, Inc. in Canada. In the entertainment and lodging subsector, we realized a relatively good capital gain over a short time period from our investment in Mandalay Resort Group in the United States. On the other hand, the Fund realized a capital loss from its investment in Germany-based Medion AG, a leading supplier of market research and product support services to manufacturers and retailers of consumer electronics and computer products. The company's business fundamentals began to weaken in symphony with a deterioration in the overall consumer economy in Germany at mid year. Another capital loss was taken in Adecco S.A. in the first quarter of 2004, when accounting irregularities were disclosed in a U.S. subsidiary by this Swiss-based personnel and temporary employment agency. Nevertheless, the overall total performance of the portfolio for the full year shows that the positive investment surprises meaningfully outweighed the negative surprises.

LOOKING AHEAD

  As 2005 unfolds, the potential slowing of economic growth around the globe could necessitate a tactical shift in the Fund's stock selections and industry exposures. In 2004, the gradual tightening of monetary policies by the central banks in the United Kingdom, Western Europe, Canada, Australia, China and the United States began to produce changes in business climate for some of the more cyclical industries. In light of our outlook, we remain ready to alter the Fund's investments in an effort to adapt to the changing business environment.

IN CONCLUSION

  We thank you for your continued investment in Merrill Lynch Global Growth V.I. Fund, and we look forward to serving your future investment needs.

Sincerely,

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers

/s/ Lawrence R. Fuller
Lawrence R. Fuller
Vice President and Portfolio Manager

January 14, 2005

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Growth V.I. Fund
Portfolio Information as of December 31, 2004
--------------------------------------------------------------------------------

                                                                 PERCENT OF
GEOGRAPHIC ALLOCATION                                         TOTAL INVESTMENTS
-------------------------------------------------------------------------------
United States*..............................................        43.8%

Australia...................................................         9.5

South Korea.................................................         6.1

Hong Kong...................................................         5.4

United Kingdom..............................................         5.0

Germany*....................................................         4.8

Canada......................................................         3.0

France......................................................         2.9

Spain.......................................................         2.8

Switzerland.................................................         2.3

India.......................................................         2.0

China.......................................................         1.6

Sweden......................................................         1.3

Norway......................................................         1.1

Japan.......................................................         1.0

South Africa................................................         0.8

Brazil......................................................         0.8

Ireland.....................................................         0.4

Denmark.....................................................         0.3

Bermuda.....................................................         0.0*

Other*......................................................         5.1
-------------------------------------------------------------------------------

*  Amount is less than .01%

**  Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Growth V.I. Fund
Total Return Based on a $10,000 Investment--Class I Shares
--------------------------------------------------------------------------------

(LINE GRAPH)

                                                              MERRILL LYNCH GLOBAL GROWTH V.I.        MORGAN STANLEY CAPITAL
                                                                   FUND+--CLASS I SHARES*          INTERNATIONAL WORLD INDEX++
                                                              --------------------------------     ---------------------------
6/05/98**                                                                  10000                              10000
12/98                                                                      10820                              10660
12/99                                                                      15006                              13318
12/00                                                                      12755                              11562
12/01                                                                       9817                               9617
12/02                                                                       7094                               7705
12/03                                                                       9475                              10256
12/04                                                                      10906                              11765

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
**  Commencement of operations.
+ The Fund invests in a diversified portfolio of equity securities of issuers located in various foreign countries and the United States, placing particular emphasis on companies that have exhibited above-average earnings growth.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States. The starting date for the Index in the graph is from 6/30/98.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Growth V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/04                                          +15.10%
--------------------------------------------------------------------------
Five Years Ended 12/31/04                                        - 6.18%
--------------------------------------------------------------------------
Inception (6/05/98) through 12/31/04                             + 1.33%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Growth V.I. Fund
Aggregate Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/04                             +11.82%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Growth V.I. Fund
Aggregate Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/04                             +11.82%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Growth V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2004                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +14.70%        +15.10%
-----------------------------------------------------------------------------------------
Class II Shares*                                                     --             --
-----------------------------------------------------------------------------------------
Class III Shares*                                                    --             --
-----------------------------------------------------------------------------------------
MSCI World Index**                                               +10.82         +14.72
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares. Class II and Class III Shares commenced operations on 9/30/04.

** This unmanaged market-capitalization weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Growth V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                                ENDING         DURING THE PERIOD++
                                                           BEGINNING         ACCOUNT VALUE            ENDED
                                                         ACCOUNT VALUE+    DECEMBER 31, 2004   DECEMBER 31, 2004*
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                      $1,000            $1,147.00              $4.91
------------------------------------------------------------------------------------------------------------------
Class II                                                     $1,000            $1,118.20              $2.48
------------------------------------------------------------------------------------------------------------------
Class III                                                    $1,000            $1,118.20              $2.48
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                      $1,000            $1,020.56              $4.62
------------------------------------------------------------------------------------------------------------------
Class II                                                     $1,000            $1,008.08              $2.35
------------------------------------------------------------------------------------------------------------------
Class III                                                    $1,000            $1,008.08              $2.35
------------------------------------------------------------------------------------------------------------------

+ July 1, 2004 for Class I Shares and September 30, 2004 (commencement of operations) for Class II and Class III Shares.
++ The period represents the six months ended for Class I Shares and from September 30, 2004 to December 31, 2004 for Class II and Class III Shares.
* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.91% for Class I, .92% for Class II and .92% for Class
    III), multiplied by the average account value over the period, multiplied by 184/366 for Class I, 93/366 for Class II and Class III (to reflect the one-half year period shown for Class I and actual days since inception for Class II and Class III).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year for Class I and actual days since inception for Class II and Class III divided by 366.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Growth V.I. Fund
Schedule of Investments as of December 31, 2004                (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      SHARES
AFRICA               INDUSTRY*                         HELD                  COMMON STOCKS                 VALUE
--------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA--0.8%   FOOD PRODUCTS--0.2%                15,000    Tiger Brands Ltd....................  $    257,999
                     ----------------------------------------------------------------------------------------------
                     INDUSTRIAL                         15,000    Barloworld Ltd. ....................       283,026
                     CONGLOMERATES--0.3%
                     ----------------------------------------------------------------------------------------------
                     SPECIALTY RETAIL--0.3%              5,000    Edgars Consolidated Stores Ltd. ....       268,249
                     ----------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN AFRICA.......       809,274
--------------------------------------------------------------------------------------------------------------------
LATIN
AMERICA
--------------------------------------------------------------------------------------------------------------------
BRAZIL--0.8%         OIL & GAS--0.8%                    20,000    Petroleo Brasileiro SA(b)...........       795,600
                     ----------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN LATIN
                                                                  AMERICA.............................       795,600
--------------------------------------------------------------------------------------------------------------------
NORTH
AMERICA
--------------------------------------------------------------------------------------------------------------------
BERMUDA--0.0%        OIL & GAS--0.0%                         2    Ship Finance International Ltd. ....            41
--------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN BERMUDA......            41
--------------------------------------------------------------------------------------------------------------------
CANADA--3.0%         METALS & MINING--1.5%              14,100    Cameco Corp. .......................       493,674
                                                        32,400    Teck Cominco Ltd. Class B...........       998,379
                                                                                                        ------------
                                                                                                           1,492,053
                     ----------------------------------------------------------------------------------------------
                     OIL & GAS--1.5%                    63,000    TransCanada Corp. ..................     1,566,916
--------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN CANADA.......     3,058,969
--------------------------------------------------------------------------------------------------------------------
UNITED               BIOTECHNOLOGY--2.0%                56,400    +Gilead Sciences, Inc. .............     1,973,436
  STATES--44.0%
                     ----------------------------------------------------------------------------------------------
                     CAPITAL MARKETS--1.0%              14,500    Franklin Resources, Inc. ...........     1,009,925
                     ----------------------------------------------------------------------------------------------
                     CHEMICALS--3.7%                    10,800    Air Products & Chemicals, Inc. .....       626,076
                                                        40,000    The Dow Chemical Co. ...............     1,980,400
                                                         3,000    EI Du Pont de Nemours & Co. ........       147,150
                                                        14,900    Praxair, Inc. ......................       657,835
                                                         5,000    Sigma-Aldrich Corp. ................       302,300
                                                                                                        ------------
                                                                                                           3,713,761
                     ----------------------------------------------------------------------------------------------
                     COMMERCIAL SERVICES &              18,600    +Monster Worldwide, Inc. ...........       625,704
                     SUPPLIES--0.6%
                     ----------------------------------------------------------------------------------------------
                     COMPUTERS & PERIPHERALS--2.4%      75,700    Hewlett-Packard Co. ................     1,587,429
                                                        31,500    +Sandisk Corp. .....................       786,555
                                                                                                        ------------
                                                                                                           2,373,984
                     ----------------------------------------------------------------------------------------------
                     ELECTRICAL EQUIPMENT--0.6%         12,100    Rockwell Automation, Inc. ..........       599,555
                     ----------------------------------------------------------------------------------------------
                     ENERGY EQUIPMENT &                  4,600    +Cooper Cameron Corp. ..............       247,526
                     SERVICES--3.7%
                                                         9,300    Diamond Offshore Drilling...........       372,465
                                                        13,300    +Grant Prideco, Inc. ...............       266,665
                                                         7,400    +National-Oilwell, Inc. ............       261,146
                                                        20,200    Schlumberger Ltd. ..................     1,352,390
                                                         4,300    +Smith International, Inc. .........       233,963
                                                        22,700    +Transocean, Inc. ..................       962,253
                                                                                                        ------------
                                                                                                           3,696,408
                     ----------------------------------------------------------------------------------------------
                     FOOD PRODUCTS--0.4%                10,200    McCormick & Co., Inc. ..............       393,720
                     ----------------------------------------------------------------------------------------------
                     HEALTH CARE EQUIPMENT &            30,300    +Boston Scientific Corp. ...........     1,077,165
                     SUPPLIES--5.4%
                                                        25,500    Medtronic, Inc. ....................     1,266,585
                                                        24,300    +St. Jude Medical, Inc. ............     1,018,899
                                                        25,700    +Varian Medical Systems, Inc. ......     1,111,268
                                                        12,400    +Zimmer Holdings, Inc. .............       993,488
                                                                                                        ------------
                                                                                                           5,467,405
                     ----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Growth V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

NORTH
AMERICA                                               SHARES
(CONCLUDED)          INDUSTRY*                         HELD                  COMMON STOCKS                 VALUE
--------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                     HOTELS, RESTAURANTS &              19,700    Carnival Corp. .....................  $  1,135,311
                     LEISURE--2.9%
                                                        13,500    Station Casinos, Inc. ..............       738,180
                                                        16,100    +Wynn Resorts Ltd. .................     1,077,412
                                                                                                        ------------
                                                                                                           2,950,903
                     ----------------------------------------------------------------------------------------------
                     INDUSTRIAL                         45,100    3M Co. .............................     3,701,357
                     CONGLOMERATES--6.9%
                                                        88,500    General Electric Co. ...............     3,230,250
                                                                                                        ------------
                                                                                                           6,931,607
                     ----------------------------------------------------------------------------------------------
                     INTERNET SOFTWARE &                13,900    +Yahoo!, Inc. ......................       523,752
                     SERVICES--0.5%
                     ----------------------------------------------------------------------------------------------
                     MACHINERY--3.7%                    10,700    Cummins, Inc. ......................       896,553
                                                        13,700    Deere & Co. ........................     1,019,280
                                                        22,800    Paccar, Inc. .......................     1,834,944
                                                                                                        ------------
                                                                                                           3,750,777
                     ----------------------------------------------------------------------------------------------
                     MEDIA--0.7%                        36,550    News Corp. Class B..................       701,760
                     ----------------------------------------------------------------------------------------------
                     OIL & GAS--4.7%                    57,700    Chesapeake Energy Corp. ............       952,050
                                                        13,000    Devon Energy Corp. .................       505,960
                                                        22,800    Occidental Petroleum Corp. .........     1,330,608
                                                        13,800    Pioneer Natural Resources Co. ......       484,380
                                                        50,000    Sasol Ltd.(b).......................     1,084,000
                                                        11,400    XTO Energy, Inc. ...................       403,332
                                                                                                        ------------
                                                                                                           4,760,330
                     ----------------------------------------------------------------------------------------------
                     PHARMACEUTICALS--0.5%              12,000    +Forest Laboratories, Inc. .........       538,320
                     ----------------------------------------------------------------------------------------------
                     SEMICONDUCTORS &                   45,500    Intel Corp. ........................     1,064,245
                     SEMICONDUCTOR EQUIPMENT--1.0%
                     ----------------------------------------------------------------------------------------------
                     SOFTWARE--3.3%                      8,600    +Electronic Arts, Inc. .............       530,448
                                                        86,800    Microsoft Corp. ....................     2,318,428
                                                        33,400    +Oracle Corp. ......................       458,248
                                                                                                        ------------
                                                                                                           3,307,124
                     ----------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN THE UNITED
                                                                  STATES..............................    44,382,716
--------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN NORTH
                                                                  AMERICA--47.0%......................    47,441,726
--------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN
--------------------------------------------------------------------------------------------------------------------
AUSTRALIA--9.5%      AIRLINES--1.4%                    486,500    Qantas Airways Ltd. ................     1,414,873
                     ----------------------------------------------------------------------------------------------
                     COMMERCIAL BANKS--0.7%             41,100    Australia & New Zealand Banking
                                                                    Group Ltd. .......................       663,375
                     ----------------------------------------------------------------------------------------------
                     FOOD & STAPLES                    100,000    Woolworths Ltd. ....................     1,176,634
                     RETAILING--1.2%
                     ----------------------------------------------------------------------------------------------
                     INDUSTRIAL                         30,200    Wesfarmers Ltd. ....................       942,216
                     CONGLOMERATES--0.9%
                     ----------------------------------------------------------------------------------------------
                     MEDIA--1.1%                        82,950    Publishing & Broadcasting Ltd. .....     1,137,929
                     ----------------------------------------------------------------------------------------------
                     METALS & MINING--2.8%             237,400    Alumina Ltd. .......................     1,105,421
                                                       145,000    BHP Billiton Ltd. ..................     1,743,629
                                                                                                        ------------
                                                                                                           2,849,050
                     ----------------------------------------------------------------------------------------------
                     MULTILINE RETAIL--0.6%            251,100    Harvey Norman Holdings Ltd. ........       620,037
                     ----------------------------------------------------------------------------------------------
                     ROAD & RAIL--0.8%                  75,500    Toll Holdings Ltd. .................       756,969
                     ----------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN AUSTRALIA....     9,561,083
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Growth V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

PACIFIC
BASIN                                                   SHARES
(CONTINUED)          INDUSTRY*                            HELD               COMMON STOCKS                 VALUE
--------------------------------------------------------------------------------------------------------------------
CHINA--1.6%          METALS & MINING--1.6%           1,447,800    Aluminum Corp. of China Ltd. .......  $    856,830
                                                       497,200    Yanzhou Coal Mining Co., Ltd. ......       710,039
                                                                                                        ------------
                                                                                                           1,566,869
                     ----------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN CHINA........     1,566,869
--------------------------------------------------------------------------------------------------------------------
HONG KONG--5.4%      AIRLINES--1.3%                    715,300    Cathay Pacific Airways Ltd. ........     1,352,800
                     ----------------------------------------------------------------------------------------------
                     ELECTRIC UTILITIES--0.8%          269,700    Cheung Kong Infrastructure Holdings
                                                                    Ltd. .............................       778,978
                     ----------------------------------------------------------------------------------------------
                     HOUSEHOLD DURABLES--0.7%          345,000    Techtronic Industries Co. ..........       752,345
                     ----------------------------------------------------------------------------------------------
                     MARINE--0.8%                      561,400    China Shipping Development Co.,
                                                                    Ltd. .............................       498,367
                                                        83,000    Orient Overseas International Ltd.         314,479
                                                                                                        ------------
                                                                                                             812,846
                     ----------------------------------------------------------------------------------------------
                     REAL ESTATE--0.0%                  21,000    China Resources Enterprise..........        32,826
                     ----------------------------------------------------------------------------------------------
                     SPECIALTY RETAIL--0.7%            116,000    Esprit Holdings Ltd. ...............       701,429
                     ----------------------------------------------------------------------------------------------
                     TRANSPORTATION                    272,300    COSCO Pacific Ltd. .................       564,029
                     INFRASTRUCTURE--1.1%              270,700    China Merchants Holdings
                                                                    International Co., Ltd. ..........       510,216
                                                                                                        ------------
                                                                                                           1,074,245
                     ----------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN HONG KONG....     5,505,469
--------------------------------------------------------------------------------------------------------------------
INDIA--2.0%          AUTOMOBILES--0.3%                  25,500    Hero Honda Motors Ltd. .............       335,014
                     ----------------------------------------------------------------------------------------------
                     COMMERCIAL BANKS--0.6%             44,000    HDFC Bank Ltd. .....................       525,176
                                                        12,500    ICICI Bank Ltd. ....................       106,611
                                                                                                        ------------
                                                                                                             631,787
                     ----------------------------------------------------------------------------------------------
                     CONSTRUCTION &                     11,200    Larsen & Toubro Ltd. ...............       253,011
                     ENGINEERING--0.3%
                     ----------------------------------------------------------------------------------------------
                     CONSTRUCTION MATERIALS--0.0%        3,445    Ultra Tech Cement Ltd. .............        26,969
                     ----------------------------------------------------------------------------------------------
                     METALS & MINING--0.8%              10,000    Hindalco Industries Ltd. ...........       328,226
                                                        49,000    Tata Iron & Steel Co., Ltd. ........       434,485
                                                                                                        ------------
                                                                                                             762,711
                     ----------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN INDIA........     2,009,492
--------------------------------------------------------------------------------------------------------------------
JAPAN--1.0%          OFFICE ELECTRONICS--1.0%           18,000    Canon Inc. .........................       971,406
                     ----------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN JAPAN........       971,406
--------------------------------------------------------------------------------------------------------------------
SOUTH KOREA--6.1%    AUTOMOBILES--1.9%                  35,900    +Hyundai Motor Co. .................     1,924,701
                     ----------------------------------------------------------------------------------------------
                     CHEMICALS--0.3%                     7,300    +LG Chem Ltd. ......................       290,886
                     ----------------------------------------------------------------------------------------------
                     DIVERSIFIED TELECOMMUNICATION      13,100    KT Corp. ...........................       525,164
                     SERVICES--0.5%
                     ----------------------------------------------------------------------------------------------
                     FOOD & STAPLES                      2,000    +Shinsegae Co., Ltd. ...............       549,652
                     RETAILING--0.6%
                     ----------------------------------------------------------------------------------------------
                     MACHINERY--0.3%                    23,100    +Daewoo Shipbuilding & Marine
                                                                    Engineering Co., Ltd. ............       343,644
                     ----------------------------------------------------------------------------------------------
                     OIL & GAS--1.5%                    23,700    S-Oil Corp. ........................     1,533,906
                     ----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Growth V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

PACIFIC
BASIN                                                   SHARES
(CONCLUDED)          INDUSTRY*                            HELD               COMMON STOCKS                 VALUE
--------------------------------------------------------------------------------------------------------------------
SOUTH KOREA
(CONCLUDED)
                     SEMICONDUCTORS &                    2,400    Samsung Electronics Co., Ltd. ......  $  1,044,436
                     SEMICONDUCTOR EQUIPMENT--1.0%
                     ----------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN SOUTH
                                                                  KOREA...............................     6,212,389
--------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN THE PACIFIC
                                                                  BASIN--25.6%........................    25,826,708
--------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE
--------------------------------------------------------------------------------------------------------------------
DENMARK--0.3%        ELECTRICAL EQUIPMENT--0.3%         25,500    +Vestas Wind Systems A/S............       316,854
                     ----------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN DENMARK......       316,854
--------------------------------------------------------------------------------------------------------------------
FRANCE--2.9%         ENERGY EQUIPMENT &                  4,383    Technip SA..........................       810,232
                     SERVICES--0.8%
                     ----------------------------------------------------------------------------------------------
                     PHARMACEUTICALS--1.1%              13,300    Sanofi-Aventis......................     1,062,988
                     ----------------------------------------------------------------------------------------------
                     TEXTILES, APPAREL & LUXURY         13,600    LVMH Moet Hennessy Louis Vuitton
                     GOODS--1.0%                                    SA................................     1,041,675
                     ----------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN FRANCE.......     2,914,895
--------------------------------------------------------------------------------------------------------------------
GERMANY--2.3%        INDUSTRIAL                         17,100    Siemens AG..........................     1,449,909
                     CONGLOMERATES--1.4%
                     ----------------------------------------------------------------------------------------------
                     SOFTWARE--0.3%                      1,600    SAP AG..............................       285,769
                     ----------------------------------------------------------------------------------------------
                     TEXTILES, APPAREL & LUXURY          2,000    Puma AG Rudolf Dassler Sport........       549,952
                     GOODS--0.6%
                     ----------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN GERMANY......     2,285,630
--------------------------------------------------------------------------------------------------------------------
IRELAND--0.4%        PHARMACEUTICALS--0.4%              16,000    +Elan Corp. Plc(b)..................       436,000
                     ----------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN IRELAND......       436,000
--------------------------------------------------------------------------------------------------------------------
NORWAY--1.1%         MARINE--0.0%                       35,100    +Golden Ocean Group Ltd. ...........        22,022
                     ----------------------------------------------------------------------------------------------
                     OIL & GAS--1.1%                    69,500    Statoil ASA.........................     1,090,124
                     ----------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN NORWAY.......     1,112,146
--------------------------------------------------------------------------------------------------------------------
SPAIN--2.8%          COMMERCIAL BANKS--2.0%             30,500    Banco Popular Espanol SA............     2,010,670
                     ----------------------------------------------------------------------------------------------
                     CONSTRUCTION &                     36,891    ACS Actividades de Construccion y
                     ENGINEERING--0.8%                              Servicios, SA.....................       842,421
                     ----------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN SPAIN........     2,853,091
--------------------------------------------------------------------------------------------------------------------
SWEDEN--1.3%         COMMUNICATIONS                    170,000    +Telefonaktiebolaget LM Ericsson....       542,330
                     EQUIPMENT--0.5%
                     ----------------------------------------------------------------------------------------------
                     MACHINERY--0.8%                    16,800    SKF AB Class B......................       748,307
                     ----------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN SWEDEN.......     1,290,637
--------------------------------------------------------------------------------------------------------------------
SWITZERLAND--2.3%    HEALTH CARE EQUIPMENT &            15,300    Alcon, Inc. ........................     1,233,180
                     SUPPLIES--1.8%                      5,100    +Synthes Inc. ......................       571,849
                                                                                                        ------------
                                                                                                           1,805,029
                     ----------------------------------------------------------------------------------------------
                     TEXTILES, APPAREL & LUXURY         17,200    Swatch Group AG (Registered
                     GOODS--0.5%                                    Shares)...........................       511,266
                     ----------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN SWITZERLAND..     2,316,295
--------------------------------------------------------------------------------------------------------------------
UNITED               HOUSEHOLD PRODUCTS--0.9%           29,500    Reckitt Benckiser Plc...............       891,468
KINGDOM--5.0%

                     ----------------------------------------------------------------------------------------------
                     MEDIA--0.8%                        79,200    British Sky Broadcasting Plc........       854,556
                     ----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Growth V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                                  SHARES
(CONCLUDED)          INDUSTRY*                            HELD               COMMON STOCKS                 VALUE
--------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM
(CONCLUDED)
                     METALS & MINING--1.2%              40,000    Rio Tinto Plc (Registered Shares)...  $  1,177,284
                     ----------------------------------------------------------------------------------------------
                     OIL & GAS--1.3%                   195,800    BG Group Plc........................     1,330,745
                     ----------------------------------------------------------------------------------------------
                     TRADING COMPANIES &                42,000    Wolseley Plc........................       784,990
                     DISTRIBUTORS--0.8%
                     ----------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN THE UNITED
                                                                  KINGDOM.............................     5,039,043
--------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN
                                                                  WESTERN EUROPE--18.4%...............    18,564,591
--------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS IN
                                                                  COMMON STOCKS
                                                                  (COST--$76,832,566)--92.6%..........    93,437,899
--------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE                                                                      PREFERRED STOCKS
--------------------------------------------------------------------------------------------------------------------
GERMANY--2.6%        AUTOMOBILES--2.6%                   4,112    Porsche AG..........................     2,624,146
                     ----------------------------------------------------------------------------------------------
                                                                  TOTAL PREFERRED STOCKS IN
                                                                  WESTERN EUROPE
                                                                  (COST--$1,895,897)..................     2,624,146
--------------------------------------------------------------------------------------------------------------------
                                                    BENEFICIAL
                                                      INTEREST
--------------------------------------------------------------------------------------------------------------------
                                                    $5,176,460    Merrill Lynch Liquidity Series, LLC
                                                                    Cash Sweep Series I(a)............     5,176,460
--------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL SHORT-TERM SECURITIES
                                                                  (COST--$5,176,460)--5.1%............     5,176,460
--------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS
                                                                  (COST--$83,904,923**)--100.3%.......   101,238,505
                                                                  LIABILITIES IN EXCESS OF OTHER
                                                                  ASSETS--(0.3%)......................      (336,280)
                                                                                                        ------------
                                                                  NET ASSETS--100.0%..................  $100,902,225
                                                                                                        ============
--------------------------------------------------------------------------------------------------------------------

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

** The cost and unrealized appreciation/depreciation on investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

-------------------------------------------------------------------------
Aggregate cost..............................................  $83,966,879
                                                              ===========
Gross unrealized appreciation...............................  $18,566,495
Gross unrealized depreciation...............................   (1,294,869)
                                                              -----------
Net unrealized appreciation.................................  $17,271,626
                                                              ===========
-------------------------------------------------------------------------

+   Non-income producing security.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Growth V.I. Fund
Schedule of Investments as of December 31, 2004 (concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

-----------------------------------------------------------------------------------------------
                                                                              INTEREST/DIVIDEND
AFFILIATE                                                     NET ACTIVITY         INCOME
-----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $(1,719,936)         $48,602
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $  (281,249)         $ 2,007
Merrill Lynch Premier Institutional Fund....................      (93,751)         $   648
-----------------------------------------------------------------------------------------------

(b) Depositary Receipts.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Growth V.I. Fund
Statement of Assets and Liabilities as of December 31, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$78,728,463)........................................                   $ 96,062,045
Investments in affiliated securities, at value (identified
  cost--$5,176,460).........................................                      5,176,460
Foreign cash (cost--$5,009).................................                          5,011
Receivables:
  Dividends.................................................  $     199,276
  Securities sold...........................................        116,853
  Interest from affiliates..................................          8,759
  Capital shares sold.......................................          6,621
  Securities lending........................................             52         331,561
                                                              -------------
Prepaid expenses............................................                            590
                                                                               ------------
Total assets................................................                    101,575,667
                                                                               ------------
--------------------------------------------------------------------------------------------
LIABILITIES:
Deferred foreign capital gain tax...........................                         30,191
Payables:
  Securities purchased......................................        470,953
  Capital shares redeemed...................................         75,141
  Investment adviser........................................         71,080
  Other affiliates..........................................          1,338         618,512
                                                              -------------
Accrued expenses and other liabilities......................                         24,739
                                                                               ------------
Total liabilities...........................................                        673,442
                                                                               ------------
--------------------------------------------------------------------------------------------
NET ASSETS..................................................                   $100,902,225
                                                                               ============
--------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                   $  1,045,684
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                             12
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                             12
Paid-in capital in excess of par............................                    184,662,895
Accumulated distributions in excess of investment
  income--net...............................................  $     (15,772)
Accumulated realized capital losses--net....................   (102,099,765)
Unrealized appreciation--net................................     17,309,159
                                                              -------------
Total accumulated losses--net...............................                    (84,806,378)
                                                                               ------------
NET ASSETS..................................................                   $100,902,225
                                                                               ============
--------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $100,899,989 and 10,456,838
  shares outstanding........................................                   $       9.65
                                                                               ============
Class II--Based on net assets of $1,118 and 115.873 shares
  outstanding...............................................                   $       9.65
                                                                               ============
Class III--Based on net assets of $1,118 and 115.873 shares
  outstanding...............................................                   $       9.65
                                                                               ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Growth V.I. Fund
Statement of Operations for the Year Ended December 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $96,628 foreign withholding tax)..........                 $ 2,421,837
Interest from affiliates....................................                      48,602
Securities lending--net.....................................                       2,655
                                                                             -----------
Total income................................................                   2,473,094
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   718,380
Custodian fees..............................................       55,141
Professional fees...........................................       36,305
Accounting services.........................................       30,671
Printing and shareholder reports............................        7,882
Pricing services............................................        5,983
Directors' fees and expenses................................        5,686
Transfer agent fees--Class I................................        5,001
Other.......................................................       15,224
                                                              -----------
Total expenses..............................................                     880,273
                                                                             -----------
Investment income--net......................................                   1,592,821
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................   13,441,188
  Foreign currency transactions--net........................     (144,590)    13,296,598
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net (including $30,191 of deferred foreign
    capital gain tax).......................................   (1,624,972)
  Foreign currency transactions--net........................         (221)    (1,625,193)
                                                              -----------    -----------
Total realized and unrealized gain--net.....................                  11,671,405
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $13,264,226
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Growth V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2004           2003
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 1,592,821    $ 1,015,659
Realized gain (loss)--net...................................   13,296,598     (4,598,980)
Change in unrealized appreciation/depreciation--net.........   (1,625,193)    28,447,042
                                                              ------------   -----------
Net increase in net assets resulting from operations........   13,264,226     24,863,721
                                                              ------------   -----------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................   (1,499,966)      (880,010)
  Class II..................................................          (17)            --
  Class III.................................................          (17)            --
                                                              ------------   -----------
Net decrease in net assets resulting from dividends to
  shareholders..............................................   (1,500,000)      (880,010)
                                                              ------------   -----------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (8,597,748)    (7,424,222)
                                                              ------------   -----------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    3,166,478     16,559,489
Beginning of year...........................................   97,735,747     81,176,258
                                                              ------------   -----------
End of year*................................................  $100,902,225   $97,735,747
                                                              ============   ===========
-----------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................  $   (15,772)   $   (15,904)
                                                              ============   ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Growth V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                     CLASS I
FINANCIAL STATEMENTS.                                   -----------------------------------------------------------
                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     2004         2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................    $   8.52     $   6.43    $   8.91    $  11.70    $  14.78
                                                          --------     --------    --------    --------    --------
Investment income--net*...............................         .14          .09         .02         .06         .06
Realized and unrealized gain (loss)--net..............        1.14         2.08       (2.49)      (2.75)      (2.26)
                                                          --------     --------    --------    --------    --------
Total from investment operations......................        1.28         2.17       (2.47)      (2.69)      (2.20)
                                                          --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..............................        (.15)        (.08)       (.01)       (.10)       (.05)
  Realized gain--net..................................          --           --          --          --        (.26)
  In excess of realized gain--net.....................          --           --          --          --        (.57)
                                                          --------     --------    --------    --------    --------
Total dividends and distributions.....................        (.15)        (.08)       (.01)       (.10)       (.88)
                                                          --------     --------    --------    --------    --------
Net asset value, end of year..........................    $   9.65     $   8.52    $   6.43    $   8.91    $  11.70
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................      15.10%       33.56%     (27.74%)    (23.03%)    (15.00%)
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .92%         .88%        .90%        .88%        .83%
                                                          ========     ========    ========    ========    ========
Investment income--net................................       1.66%        1.23%        .24%        .59%        .46%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)................    $100,900     $ 97,736    $ 81,176    $127,926    $278,452
                                                          ========     ========    ========    ========    ========
Portfolio turnover....................................      77.68%      131.50%     138.30%     155.91%      95.98%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*  Based on average shares outstanding.

** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Growth V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                     FOR THE PERIOD
FINANCIAL STATEMENTS.                                          SEPTEMBER 30, 2004+
                                                               TO DECEMBER 31, 2004
                                                              ----------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       CLASS II     CLASS III
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $   8.76     $   8.76
                                                              --------     --------
Investment income--net**....................................       .05          .05
Realized and unrealized gain--net...........................       .99          .99
                                                              --------     --------
Total from investment operations............................      1.04         1.04
                                                              --------     --------
Less dividends from investment income--net..................      (.15)        (.15)
                                                              --------     --------
Net asset value, end of period..............................  $   9.65     $   9.65
                                                              ========     ========
------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share..........................    11.82%@      11.82%@
                                                              ========     ========
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      .92%*        .92%*
                                                              ========     ========
Investment income--net......................................     2.09%*       2.09%*
                                                              ========     ========
------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $      1     $      1
                                                              ========     ========
Portfolio turnover..........................................    77.68%       77.68%
                                                              ========     ========
------------------------------------------------------------------------------------

*  Annualized.

** Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+  Commencement of operations.

@  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Growth V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Merrill Lynch Global Growth V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the

--------------------------------------------------------------------------------

value of such securities, those securities may be valued at their fair value as determined in good faith by the Companys's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual Funds in the Company on a pro rata basis based upon the respective

--------------------------------------------------------------------------------

aggregate net asset value of each Fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned security is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $51,901 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income and $144,590 has been reclassified between accumulated distributions in excess of net investment income and accumulated realized capital losses as a result of permanent differences attributable to nondeductible expenses, foreign currency transactions and distributions in excess of net investment income for tax purposes. These reclassifications have no effect on net asset or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plan adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the period ended December 31, 2004, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2004, MLIM, LLC received $1,140 in securities lending agent fees from the Fund.

  For the year ended December 31, 2004. MLPF&S earned $18,830 in commissions on the execution of portfolio security transactions for the Fund.

  In addition, the Fund reimbursed MLIM $2,002 for certain accounting services for the year ended December 31, 2004.

--------------------------------------------------------------------------------

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and /or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2004 were $70,978,446 and $75,891,790, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $8,597,748 and $7,424,222 for the years ended December 31, 2004 and December 31, 2003, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                         Shares        Amount
-----------------------------------------------------------------
Shares sold...........................   1,387,848   $ 12,043,418
Shares issued to shareholders in
 reinvestment of dividends............     155,276      1,499,966
                                        ----------   ------------
Total issued..........................   1,543,124     13,543,384
Shares redeemed.......................  (2,561,728)   (22,143,166)
                                        ----------   ------------
Net decrease..........................  (1,018,604)  $ (8,599,782)
                                        ==========   ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003                         Shares        Amount
-----------------------------------------------------------------
Shares sold...........................     743,756   $  5,363,765
Shares issued to shareholders in
 reinvestment of dividends............     103,897        880,010
                                        ----------   ------------
Total issued..........................     847,653      6,243,775
Shares redeemed.......................  (1,993,343)   (13,667,997)
                                        ----------   ------------
Net decrease..........................  (1,145,690)  $ (7,424,222)
                                        ==========   ============
-----------------------------------------------------------------

-----------------------------------------------------------------------
Class II Shares for the Period September 30,
2004+                                                         Dollar
to December 31, 2004                            Shares        Amount
-----------------------------------------------------------------------
Shares sold..............................            114   $      1,000
Shares issued to shareholders in
 reinvestment of dividends...............              2             17
                                              ----------   ------------
Net increase.............................            116   $      1,017
                                              ==========   ============
-----------------------------------------------------------------------

+ Commencement of operations.

------------------------------------------------------------------------
Class III Shares for the Period September 30,
2004+                                                          Dollar
to December 31, 2004                             Shares        Amount
------------------------------------------------------------------------
Shares sold..............................             114   $      1,000
Shares issued to shareholders in reinvestment
 of dividends............................               2             17
                                               ----------   ------------
Net increase.............................             116   $      1,017
                                               ==========   ============
------------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

-----------------------------------------------------------------
                                          12/31/2004   12/31/2003
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income........................  $1,500,000   $  880,010
                                          ----------   ----------
Total taxable distributions.............  $1,500,000   $  880,010
                                          ==========   ==========
-----------------------------------------------------------------

  As of December 31, 2004, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net................  $          --
Undistributed long-term capital gains--net........             --
                                                    -------------
Total undistributed earnings--net.................             --
Capital loss carryforward.........................   (102,037,809)*
Unrealized gains--net.............................     17,231,431**
                                                    -------------
Total accumulated losses--net.....................  $ (84,806,378)
                                                    =============
-----------------------------------------------------------------

 * On December 31, 2004, the Fund had a net capital loss carryforward of $102,037,809, of which $54,213,141 expires in 2009, $41,396,526 expires in
   2010, and $6,428,142 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October currency losses for tax purposes.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Global Growth V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF MERRILL LYNCH GLOBAL GROWTH V.I. FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies from brokers were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 16, 2005

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUND, INC.
Merrill Lynch Government Bond V.I. Fund
December 31, 2004--Annual Report
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  In 2004, U.S. economic growth continued to exhibit modest strength as real gross domestic product (GDP) grew at an annualized rate of 3.9% over the first three quarters of the year, compared to 4.4% for all of 2003. Corporate spending and new job creation were the primary drivers of growth in 2004, as non-residential spending grew at a 9.8% pace over the first three quarters and non-farm payrolls expanded by an annualized 2.2 million over the first 11 months of the year.

  Although broad measures of inflation generally remain tempered, core inflation did rise in 2004 as the core consumer price index (CPI) moved from a 40-year low of 1.1% in December 2003 to 2.2% in November 2004. Consequently, the Federal Reserve Board (the Fed), following its primary goal of seeking long-term price stability, began raising interest rates in the middle of the year. Ultimately, the Fed raised its federal funds target rate five times from a 46-year low of 1% to 2.25% by year-end.

  Interest rates at the short end of the U.S. Treasury yield curve reacted accordingly as yields of three-month Treasury bills to two-year Treasury notes rose 125-150 basis points (1.25%-1.50%). Surprisingly, longer-term Treasury yields declined as the yield of the 10-year Treasury note fell from a high of 4.87% in June to 4.24% by year-end. We think several factors contributed to the decline in long-term yields. First, by raising the federal funds rate five times, the Fed established credibility with the investment community as an inflation fighter. Second, the budget outlook for the U.S. government is widely expected to improve in 2005 as the deficit is likely to fall in both absolute terms and as a percentage of GDP. Finally, demand from foreign institutional investors and central banks for longer U.S. Treasury securities rose substantially in 2004.

  For the 12-month period ended December 31, 2004, Merrill Lynch Government Bond V.I. Fund's Class I Shares had a total return of +4.13%, performing in line with its benchmark, the Citigroup Government/Mortgage Index, which also returned +4.13% for the year. Since inception on September 30, 2004 through December 31, 2004, the Fund's Class II and Class III Shares both returned +0.33%, compared to the +0.88% return of the Index.

  Our investment strategy in 2004 focused on two general themes. First, we reduced the Fund's holdings of U.S. government agency debentures to 0% and significantly increased its holdings of structured mortgage-backed securities
(MBS). We concentrated our securities purchases in the commercial real estate sector, in particular Government National Mortgage Association (GNMA) project loans, where we were able to receive an incremental yield spread over agency debentures. In addition, we felt the GNMA project loan sector offered better opportunities for narrowing yield spreads, and thus, upside total return potential, all while significantly reducing the prepayment and extension risk that exists in the residential MBS market. Furthermore, we were able to avoid the yield spread volatility that occurred within the agency debenture market following the announcement of Fannie Mae's accounting irregularities and earnings restatement. At the close of the period, the Fund held 41% of its assets in GNMA project loans.

  Second, in anticipation of the Fed raising interest rates, we reduced the Fund's duration exposure relative to its benchmark and, in particular, its duration exposure to the front end of the U.S. Treasury yield curve. Admittedly, this provided mixed results. While underweighting the Fund's yield curve exposure at the front end helped it avoid much of the negative impact of rising short-term interest rates, its overall duration underweight created a slight drag on the Fund's total return performance as long-term interest rates moved decidedly lower from mid-year on. At the close of the year, the Fund's duration stood at 3.45 years compared to 3.91 years for the Citigroup Government/Mortgage Index.

INVESTMENT OUTLOOK

  Initially, we intend to maintain our current sector allocations, as we believe the investment environment is conducive to continued low interest rate volatility. Nonetheless, at some point, we believe a significantly flatter U.S. Treasury yield curve or some sort of fiscal impetus, such as a major Social Security and/or tax overhaul, could cause a rise in interest rate volatility and an upward readjustment of yield spreads within the spread product sector. As this situation unfolds, we will likely begin to shift some of our spread product assets back to U.S. Treasury securities.

--------------------------------------------------------------------------------

IN CONCLUSION

  We thank you for your continued investment in Merrill Lynch Government Bond V.I. Fund, and we look forward to serving your future investment needs.

Sincerely,

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers

/s/ Theodore Magnani
Theodore Magnani
Vice President and Co-Portfolio Manager

/s/ Frank Viola
Frank Viola
Vice President and Co-Portfolio Manager

January 14, 2005

---------------------------------------------------------

We are pleased to announce that Theodore Magnani is responsible for the day-to-day management of Merrill Lynch Government Bond V.I. Fund. Mr. Magnani has been employed by Merrill Lynch Investment Managers, L.P. since 1984.
---------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Government Bond V.I. Fund
Portfolio Information as of December 31, 2004
--------------------------------------------------------------------------------

                                                                 PERCENT OF
                                                                    TOTAL
ASSET MIX                                                        INVESTMENTS
-------------------------------------------------------------------------------
Collateralized Mortgage Obligation..........................        46.3%
Ginnie Mae MBS Certificates.................................        25.2
Freddie Mac Mortgage Participations Certificates............         8.0
Federal National Mortgage Association.......................         7.1
U.S. Treasury Bonds & Notes.................................         4.5
U.S. Treasury Inflation Indexed Bonds.......................         1.3
Other*......................................................         7.6
-------------------------------------------------------------------------------

*   Includes portfolio holdings in options and short-term investments.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Government Bond V.I. Fund
Total Return Based on a $10,000 Investment--Class I Shares
--------------------------------------------------------------------------------
[LINE GRAPH]

                                                               MERRILL LYNCH GOVERNMENT BOND      CITIGROUP GOVERNMENT/MORTGAGE
                                                                V.I. FUND+--CLASS I SHARES*                  INDEX++
                                                                ----------------------------      -----------------------------
12/94                                                                      10000                              10000
12/95                                                                      11483                              11783
12/96                                                                      11811                              12217
12/97                                                                      12860                              13378
12/98                                                                      13988                              14549
12/99                                                                      13736                              14463
12/00                                                                      15316                              16247
12/01                                                                      16394                              17497
12/02                                                                      17997                              19281
12/03                                                                      18370                              19812
12/04                                                                      19129                              20631

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
+ The Fund invests in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and mortgage securities issued by U.S. government agencies.
++ This unmanaged Index is comprised of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC debentures and Treasury securities.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Government Bond V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/04                                          +4.13%
--------------------------------------------------------------------------
Five Years Ended 12/31/04                                        +6.85
--------------------------------------------------------------------------
Ten Years Ended 12/31/04                                         +6.70
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Government Bond V.I. Fund
Aggregate Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/04                             +0.33%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Government Bond V.I. Fund
Aggregate Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/04                             +0.33%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Government Bond V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH     STANDARDIZED
AS OF DECEMBER 31, 2004                                       TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                  +3.75%         +4.13%          2.98%
--------------------------------------------------------------------------------------------------------
Class II Shares*                                                    --             --             --
--------------------------------------------------------------------------------------------------------
Class III Shares*                                                   --             --             --
--------------------------------------------------------------------------------------------------------
Citigroup Government/Mortgage Index**                            +3.86          +4.13             --
--------------------------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares. Class II and Class III Shares commenced operations on 9/30/04.

** This unmanaged Index is comprised of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC debentures and Treasury securities.

   Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Government Bond V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                EXPENSES PAID
                                                                              ENDING         DURING THE PERIOD++
                                                         BEGINNING         ACCOUNT VALUE            ENDED
                                                       ACCOUNT VALUE+    DECEMBER 31, 2004    DECEMBER 31, 2004*
-----------------------------------------------------------------------------------------------------------------
ACTUAL
-----------------------------------------------------------------------------------------------------------------
Class I                                                    $1,000            $1,037.50              $2.97
-----------------------------------------------------------------------------------------------------------------
Class II                                                   $1,000            $1,003.30              $1.48
-----------------------------------------------------------------------------------------------------------------
Class III                                                  $1,000            $1,003.30              $1.48
-----------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
-----------------------------------------------------------------------------------------------------------------
Class I                                                    $1,000            $1,022.22              $2.95
-----------------------------------------------------------------------------------------------------------------
Class II                                                   $1,000            $1,011.23              $1.48
-----------------------------------------------------------------------------------------------------------------
Class III                                                  $1,000            $1,011.23              $1.48
-----------------------------------------------------------------------------------------------------------------

+ July 1, 2004 for Class I Shares and September 30, 2004 (commencement of operations) for Class II and Class III Shares.
++ The period represents the six months ended for Class I Shares and from September 30, 2004 (commencement of operations) to December 31, 2004 for Class II and Class III Shares.
* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.58% for Class I, .58% for Class II and .58% for Class
    III), multiplied by the average account value over the period, multiplied by 184/366 for Class I, 93/366 for Class II and Class III (to reflect the one-half year period for Class I and actual days since inception for Class II and Class III).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year for Class I and the actual days since inception for Class II and Class III divided by 366.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Government Bond V.I. Fund
Schedule of Investments as of December 31, 2004
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                  U.S. GOVERNMENT & AGENCY OBLIGATIONS                  VALUE
-----------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE                      Fannie Mae Trust(a):
OBLIGATIONS+--42.9%
                              $ 2,721,543      Series 2002-W11 Class AV1, 2.588% due 11/25/2032.........   $  2,723,387
                                5,025,917      Series 2003-27 Class FP, 2.718% due 6/25/2028............      5,042,943
                                7,606,681      Series 2003-33 Class LF, 2.768% due 7/25/2017............      7,632,896
                                8,549,722      Series 2003-34 Class FS, 2.818% due 1/25/2032............      8,566,434
                                6,303,903      Series 2003-41 Class YF, 2.718% due 6/25/2028............      6,313,880
                                  464,403      Series 2003-W16 Class AF1, 2.508% due 11/25/2033.........        464,443
                                             Freddie Mac Multiclass Certificates(a):
                               12,403,752      Series 2564 Class OF, 2.703% due 2/15/2026...............     12,415,338
                               11,840,925      Series 2594 Class DF, 2.703% due 12/15/2027..............     11,860,769
                               11,078,986      Series 2614 Class EF, 2.803% due 12/15/2017..............     11,126,708
                                             Ginnie Mae Trust:
                                6,700,000      Series 2002-83 Class B, 4.695% due 12/16/2024............      6,829,831
                               59,747,645      Series 2002-83 Class IO, 1.574% due 10/16/2042(b)........      3,502,580
                               66,314,456      Series 2002-94 Class XB, 2.349% due 11/16/2007(b)........      2,029,978
                                7,000,000      Series 2003-17 Class C, 4.825% due 7/16/2031.............      6,965,451
                               95,413,665      Series 2003-17 Class IO, 1.24% due 3/16/2043(b)..........      5,791,027
                                6,217,292      Series 2003-49 Class C, 4.485% due 10/16/2033............      5,967,210
                               13,250,000      Series 2003-108 Class C, 4.919% due 2/16/2034............     13,558,860
                               43,573,063      Series 2003-109 Class IO, 1.098% due 11/16/2043(b).......      2,417,861
                               29,042,956      Series 2004-9 Class IO, 1.383% due 3/16/2034(b)..........      1,765,873
                               45,221,693      Series 2004-43 Class IO, 1.121% due 6/16/2044(b).........      2,501,325
                                3,327,765      Series 2004-43 Class Z, 4.50% due 6/16/2044..............      2,672,611
                                3,349,785      Series 2004-45 Class Z, 5.75% due 6/16/2045..............      3,540,304
                               65,705,264      Series 2004-57 Class IO, 1.13% due 7/16/2044(b)..........      3,726,720
                                6,471,183      Series 2004-77 Class AB, 4.368% due 11/16/2030...........      6,474,396
                               64,821,019      Series 2004-77 Class IO, 1.065% due 9/16/2044(b).........      3,757,593
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                             (COST--$135,435,856).......................................    137,648,418
-----------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE                    Fannie Mae Guaranteed Pass-Through Certificates:
ASSOCIATION+--8.1%
                                  872,759      8% due 4/01/2008.........................................        913,646
                                  744,407      5.50% due 12/01/2017.....................................        770,162
                                1,400,610      4.50% due 9/01/2018......................................      1,399,306
                                4,244,936      5% due 1/15/2020.........................................      4,311,263
                                2,391,679      7% due 10/01/2028-2/01/2030..............................      2,537,829
                                1,188,405      7.50% due 5/01/2032......................................      1,272,344
                                  604,917      8% due 2/01/2030-11/01/2032..............................        656,137
                                8,040,541      6.50% due 7/01/2032-5/01/2034............................      8,440,018
                                6,000,000      4.50% due 1/15/2035......................................      5,797,500
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL FANNIE MAE GUARANTEED PASS-THROUGH CERTIFICATES
                                             (COST--$25,941,559)........................................     26,098,205
-----------------------------------------------------------------------------------------------------------------------
FREDDIE MAC MORTGAGE                         Freddie Mac Mortgage Participation Certificates:
PARTICIPATION
CERTIFICATES+--9.2%

                                1,898,019      6.50% due 3/01/2016-5/01/2016............................      2,010,322
                                4,579,323      6% due 4/01/2016-5/01/2017...............................      4,797,155
                                1,079,355      5.50% due 11/01/2017.....................................      1,116,194
                                4,514,836      5% due 8/01/2019.........................................      4,587,206
                                       97      6.50% due 7/01/2029......................................            102
                                   23,538      7% due 7/01/2029.........................................         24,968
                                   23,319      7.50% due 8/01/2029......................................         25,004
                                  667,539      8% due 12/01/2029-7/01/2030..............................        723,561
                                1,149,752      7% due 3/01/2031.........................................      1,218,545
                                   15,567      7.50% due 9/01/2031......................................         16,685
                                8,608,167      6% due 3/01/2034-8/01/2034...............................      8,896,697
                                6,088,153      5.50% due 1/15/2035......................................      6,183,280
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL FREDDIE MAC MORTGAGE PARTICIPATION CERTIFICATES
                                             (COST--$29,365,488)........................................     29,599,719
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Government Bond V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                  U.S. GOVERNMENT & AGENCY OBLIGATIONS                  VALUE
-----------------------------------------------------------------------------------------------------------------------
GINNIE MAE MBS                               Ginnie Mae MBS Certificates:
CERTIFICATES--29.0%
                              $ 4,601,000      4.90% due 3/15/2005......................................   $  4,604,350
                               11,740,000      5% due 11/15/2005........................................     11,665,962
                                6,275,000      5.47% due 12/15/2005.....................................      6,493,314
                                2,778,000      4.55% due 11/15/2006.....................................      2,701,986
                                3,280,000      5.05% due 7/15/2008......................................      3,315,975
                                2,881,000      5.15% due 8/15/2008......................................      2,935,341
                                2,830,000      5.55% due 12/15/2009.....................................      2,972,386
                                5,000,000      5% due 1/15/2035.........................................      4,998,440
                                5,145,000      5.525% due 12/15/2035....................................      5,326,273
                               11,130,363      5.13% due 4/01/2044......................................     11,109,761
                                6,390,000      5.10% due 10/15/2044.....................................      6,495,410
                                2,122,000      5.25% due 10/15/2044.....................................      2,180,449
                                4,157,000      5.38% due 5/15/2045......................................      4,312,996
                                3,130,000      5.55% due 5/15/2045......................................      3,261,611
                                3,500,000      5.30% due 6/15/2045......................................      3,598,927
                                3,110,000      5.60% due 8/15/2045......................................      3,245,300
                               10,000,000      5.25% due 9/30/2045-12/15/2045...........................     10,123,300
                                3,869,637      5.13% due 3/15/2046......................................      3,862,474
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL GINNIE MAE MBS CERTIFICATES
                                             (COST--$94,637,966)........................................     93,204,255
-----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS &                        U.S. Treasury Bonds:
NOTES--5.2%
                                2,590,000      8.125% due 8/15/2019.....................................      3,535,148
                                8,610,000      7.25% due 8/15/2022......................................     11,096,473
                                2,000,000    U.S. Treasury Notes, 6.875% due 5/15/2006..................      2,105,860
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. TREASURY BONDS & NOTES
                                             (COST--$16,212,145)........................................     16,737,481
-----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY INFLATION         4,317,550    United States Treasury Inflation Indexed Bonds,
INDEXED BONDS--1.5%                            3.50% due 1/15/2011......................................      4,903,455
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. TREASURY INFLATION INDEXED NOTES
                                             (COST--$4,602,753)--1.6%...................................      4,903,455
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                             (COST--$306,195,767)--95.9%................................    308,191,533
-----------------------------------------------------------------------------------------------------------------------
                                                       NON-US GOVERNMENT & AGENCY OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE        11,398,633    Countrywide Home Loan Mortgage Pass-Through Trust Series
OBLIGATION+--10.5%                             2003-10 Class A6,
                                               2.768% due 5/25/2033(a)..................................     11,407,017
                                  360,544    GMAC Mortgage Corp Loan Trust Series 2003-GH2 Class A1,
                                               2.618% due 7/25/2012(a)..................................        360,585
                                6,738,055    GS Mortgage Securities Corp. Series 2003-FL6A Class A1,
                                               2.553% due 11/15/2015(a).................................      6,736,594
                                             Greenwich Capital Commercial Funding Corp.(a)
                                2,747,960      Series 2003-FL1 Class A, 2.651% due 7/05/2018............      2,749,137
                                5,000,000      Series 2004-FL2A Class A2, 2.511% due 11/05/2019.........      5,001,563
                                5,600,000    Wachovia Bank Commercial Mortgage Trust Series 2003-WHL2
                                               Class A3, 2.723% due 6/15/2013(a)........................      5,604,019
                                1,675,902    Washington Mutual Series 2002-AR19 Class A8,
                                               4.556% due 2/25/2033.....................................      1,691,793
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL NON-U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                             (COST--$33,545,990)--10.5%.................................     33,550,708
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Government Bond V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                                  ISSUE                                 VALUE
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--8.8%   $28,200,000    Morgan Stanley & Co., Inc., purchased on 12/31/2004 to
                                               yield 2.20% to 1/03/2005, repurchase price $28,206,892,
                                               collateralized by FHARM, 4.11% due 8/10/2034.............   $ 28,200,000
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL REPURCHASE AGREEMENTS
                                             (COST--$28,200,000)--8.8%..................................     28,200,000
-----------------------------------------------------------------------------------------------------------------------

                               NUMBER OF
          OPTIONS              CONTRACTS
-----------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED--0.0%           28++  London InterBank Offered Rate (LIBOR) Linked Floor,
                                               expiring April 2005 at USD 1.5%..........................            280
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL OPTIONS PURCHASED
                                             (PREMIUM PAID--$16,800)--0.0%..............................            280
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENTS
                                             (COST--$367,958,557)--115.2%...............................    369,942,521
-----------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--0.0%             20++  Consumer Price Index (CPI) Linked Floor, expiring April
                                               2009 at USD 1.0%.........................................        (31,200)
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL OPTIONS WRITTEN
                                             (PREMIUM RECEIVED--$31,200)--0.0%..........................        (31,200)
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                             (COST--$367,927,357*)--115.2%..............................    369,911,321
                                             LIABILITIES IN EXCESS OF OTHER ASSETS--(15.2%).............    (48,700,746)
                                                                                                           ------------
                                             NET ASSETS--100.0%.........................................   $321,210,575
                                                                                                           ============
-----------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation/ depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:


---------------------------------------------------------------------------
Aggregate cost, net of options written......................   $368,136,776
                                                               ============
Gross unrealized appreciation...............................   $  3,772,350
Gross unrealized depreciation...............................     (1,997,805)
                                                               ------------
Net unrealized appreciation.................................   $  1,774,545
                                                               ============
---------------------------------------------------------------------------

+ Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
++  One contract represents a notional amount of $1,000,000.
(a)  Floating rate note.
(b) Securities that receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or notional amount of principal.

     Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

----------------------------------------------------------------------------------------------
                                                                                 DIVIDEND
AFFILIATE                                                     NET ACTIVITY        INCOME
----------------------------------------------------------------------------------------------
Merrill Lynch Premier Institutional Fund....................   (8,155,000)        $5,059
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Government Bond V.I. Fund
Schedule of Investments as of December 31, 2004 (concluded)
--------------------------------------------------------------------------------

                                                                                       UNREALIZED
                                                                 NOTIONAL             APPRECIATION/
                                                                  AMOUNT              DEPRECIATION
---------------------------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the
  Lehman Brothers MBS Fixed Rate Index Total Return and pay
  floating rate based on 1-month USD LIBOR, minus .105%
Broker, UBS Warburg
  Expires February 2005.....................................    $26,000,000                     --
Receive (pay) a variable return based on the change in the
  Lehman Brothers U.S. Treasury Index Total Return and pay
  floating rate based on 1-month USD LIBOR, minus .15%
Broker, Lehman Brothers Special Finance
  Expires March 2005........................................    $24,500,000                     --
Receive (pay) a variable return based on the change in the
  Lehman Brothers MBS Fixed Rate Index Total Return and pay
  floating rate based on 1-month USD LIBOR, minus .125%
Broker, Lehman Brothers Special Finance
  Expires April 2005........................................    $10,000,000                     --
Receive (pay) a variable return based on the change in the
  Lehman Brothers MBS Fixed Rate Index Total Return and pay
  floating rate based on 1-month USD LIBOR, minus .12%
Broker, UBS Warburg
  Expires May 2005..........................................    $15,000,000                     --
Receive (pay) a variable return based on the change in the
  Lehman Brothers U.S. Treasury Index Total Return and pay
  floating rate based on 1-month USD LIBOR, minus .15%
Broker, Lehman Brothers Special Finance
  Expires December 2005.....................................    $16,000,000                     --
Pay a fixed rate of 3.25% and receive a floating rate based
  on 3-month USD LIBOR Broker, Lehman Brothers Special
  Finance
  Expires May 2007..........................................    $6,500,000             $    39,970
Pays 3.50% on TIPS adjusted principal and receive a fixed
  rate of 4.17% Broker, Morgan Stanley Capital Services Inc.
  Expires January 2011......................................    $4,725,000                (151,838)
Pay a fixed rate of 4.83% and receive a floating rate based
  on 3-month USD LIBOR Broker, JP Morgan Chase
  Expires May 2014..........................................    $75,800,000             (1,504,062)
                                                                                -------------------------
---------------------------------------------------------------------------------------------------------
TOTAL........................................................................          $(1,615,930)
                                                                                =========================
---------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Government Bond V.I. Fund
Statement of Assets and Liabilities as of December 31, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$367,941,757).......................................                $369,942,241
Options purchased, at value (premiums paid--$16,800)........                         280
Unrealized appreciation on swaps............................                      39,970
Receivables:
  Interest..................................................  $1,252,376
  Capital shares sold.......................................     681,158
  Swaps.....................................................     395,987       2,329,521
                                                              ----------
Prepaid expenses............................................                       2,273
                                                                            ------------
Total assets................................................                 372,314,285
                                                                            ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Options written, at value (premiums received--$31,200)......                      31,200
Unrealized depreciation on swaps............................                   1,655,900
Payables:
  Securities purchased......................................  48,984,351
  Custodian bank............................................     175,199
  Investment adviser........................................     153,388
  Capital shares redeemed...................................      52,680
  Other affiliates..........................................       2,655      49,368,273
                                                              ----------
Accrued expenses............................................                      48,337
                                                                            ------------
Total liabilities...........................................                  51,103,710
                                                                            ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                $321,210,575
                                                                            ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 300,000,000
  shares authorized.........................................                $  3,016,632
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                           9
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                           9
Paid-in capital in excess of par............................                 314,835,201
Undistributed investment income--net........................  $3,030,761
Accumulated realized capital losses--net....................     (40,071)
Unrealized appreciation--net................................     368,034
                                                              ----------
Total accumulated earnings--net.............................                   3,358,724
                                                                            ------------
NET ASSETS..................................................                $321,210,575
                                                                            ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $321,208,569 and 30,166,315
  shares outstanding........................................                $      10.65
                                                                            ============
Class II--Based on net assets of $1,003 and 94.207 shares
  outstanding...............................................                $      10.65
                                                                            ============
Class III--Based on net assets of $1,003 and 94.207 shares
  outstanding...............................................                $      10.65
                                                                            ============
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Government Bond V.I. Fund
Statement of Operations for the Year Ended December 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................                 $12,412,306
Securities lending--net.....................................                       5,059
                                                                             -----------
Total income................................................                  12,417,365
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 1,787,642
Interest expense............................................      138,044
Accounting services.........................................      121,380
Custodian fees..............................................       39,366
Professional fees...........................................       34,070
Printing and shareholder reports............................       32,326
Directors' fees and expenses................................       21,024
Pricing services............................................       12,151
Transfer agent fees--Class I................................        5,001
Other.......................................................       27,338
                                                              -----------
Total expenses..............................................                   2,218,342
                                                                             -----------
Investment income--net......................................                  10,199,023
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................     (302,851)
  Futures contracts and swaps--net..........................    4,246,926
  Options written...........................................      144,234      4,088,309
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................    1,254,312
  Futures contracts and swaps--net..........................   (1,167,214)
  Options written...........................................       (4,372)        82,726
                                                              -----------    -----------
Total realized and unrealized gain--net.....................                   4,171,035
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $14,370,058
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Government Bond V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2004           2003
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $10,199,023    $  17,821,674
Realized gain--net..........................................    4,088,309        9,146,917
Change in unrealized appreciation/depreciation--net.........       82,726      (14,825,160)
                                                              ------------   -------------
Net increase in net assets resulting from operations........   14,370,058       12,143,431
                                                              ------------   -------------
------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................  (10,331,378)     (19,097,124)
  Class II..................................................           (7)              --
  Class III.................................................           (7)              --
Realized gain--net:
  Class I...................................................   (2,057,744)     (12,287,843)
  Class II..................................................           (4)              --
  Class III.................................................           (4)              --
                                                              ------------   -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................  (12,389,144)     (31,384,967)
                                                              ------------   -------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................  (95,337,836)    (151,979,630)
                                                              ------------   -------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................  (93,356,922)    (171,221,166)
Beginning of year...........................................  414,567,497      585,788,663
                                                              ------------   -------------
End of year*................................................  $321,210,575   $ 414,567,497
                                                              ============   =============
------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $ 3,030,761    $      (6,496)
                                                              ============   =============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Government Bond V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                    CLASS I
FINANCIAL STATEMENTS.                                    --------------------------------------------------------
                                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                    2004        2003        2002        2001        2000
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................  $  10.59    $  11.06    $  10.67    $  10.54    $  10.03
                                                         --------    --------    --------    --------    --------
Investment income--net**...............................       .30         .37         .48         .55         .64
Realized and unrealized gain (loss)--net...............       .14        (.15)        .50         .17         .47
                                                         --------    --------    --------    --------    --------
Total from investment operations.......................       .44         .22         .98         .72        1.11
                                                         --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net...............................      (.31)       (.39)       (.44)       (.55)       (.60)
  Realized gain--net...................................      (.07)       (.30)       (.15)       (.04)         --
                                                         --------    --------    --------    --------    --------
Total dividends and distributions......................      (.38)       (.69)       (.59)       (.59)       (.60)
                                                         --------    --------    --------    --------    --------
Net asset value, end of year...........................  $  10.65    $  10.59    $  11.06    $  10.67    $  10.54
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.....................     4.13%       2.07%       9.78%       7.04%      11.50%
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding interest expense...................      .58%        .58%        .58%        .59%        .57%
                                                         ========    ========    ========    ========    ========
Expenses...............................................      .62%        .59%        .58%        .59%        .57%
                                                         ========    ========    ========    ========    ========
Investment income--net.................................     2.84%       3.39%       4.40%       5.13%       6.26%
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).................  $321,209    $414,567    $585,789    $473,765    $332,219
                                                         ========    ========    ========    ========    ========
Portfolio turnover.....................................   144.74%     212.80%     208.26%     155.31%      70.01%
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------

*   Total investment returns exclude insurance-related fees and expenses.

**  Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Government Bond V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                    FOR THE PERIOD
FINANCIAL STATEMENTS.                                          SEPTEMBER 30, 2004+
                                                              TO DECEMBER 31, 2004
                                                              ---------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       CLASS II    CLASS III
-----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $  10.73    $  10.73
                                                              --------    --------
Investment income--net***...................................       .08         .08
Realized and unrealized loss--net...........................      (.05)       (.05)
                                                              --------    --------
Total from investment operations............................       .03         .03
                                                              --------    --------
Less dividends and distributions:
  Investment income--net....................................      (.07)       (.07)
  Realized gain--net........................................      (.04)       (.04)
                                                              --------    --------
Total dividends and distributions...........................      (.11)       (.11)
                                                              --------    --------
Net asset value, end of period..............................  $  10.65    $  10.65
                                                              ========    ========
-----------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      .33%@       .33%@
                                                              ========    ========
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      .58%*       .58%*
                                                              ========    ========
Investment income--net......................................     2.93%*      2.93%*
                                                              ========    ========
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $      1    $      1
                                                              ========    ========
Portfolio turnover..........................................   144.74%     144.74%
                                                              ========    ========
-----------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Government Bond V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Government Bond V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the over-the-counter ("OTC") market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computa-

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tion of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

  (c) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (d) Reverse repurchase agreements--The Fund may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Fund sells securities to the counterparty and agrees to repurchase them at a mutually agreed upon date and price, and may exchange their respective commitments to pay or receive interest. If the counterparty defaults on its obligation, the Fund's ability to receive interest will be delayed or limited. Furthermore, if the Fund does not have sufficient income to pay its obligation under the reverse repurchase agreement, the Fund would be in default and the counterparty would be able to terminate the repurchase agreement.

  (e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

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  (h) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (j) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

  (k) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $3,035 has been reclassified between paid-in capital in excess of par and undistributed net investment income and $3,166,591 has been reclassified between undistributed net realized capital gains and undistributed net investment income as a result of permanent differences attributable to non-deductible expenses, characterization of distributions, accounting for swap agreements, and differences in amortization methods for premiums and discounts on fixed income securities. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plan adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the period ended December 31, 2004, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended

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December 31, 2004, MLIM, LLC received $2,168 in securities lending agent fees from the Fund.

  For the year ended December 31, 2004 the Fund reimbursed MLIM $7,509 for certain accounting services.
  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.
3. INVESTMENTS:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended December 31, 2004 were $584,907,385 and $686,135,963, respectively.

  Transactions in options written for the year ended December 31, 2004 were as follows:

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                                          Number of    Premiums
Call Options Written                      Contracts    Received
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Outstanding call options written,
 beginning of year......................        3      $  16,665
Options written.........................    1,681        625,494
Options expired.........................   (1,644)      (260,701)
Options closed..........................      (20)      (350,258)
                                           ------      ---------
Outstanding call options written, end of
 year...................................       20      $  31,200
                                           ======      =========
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----------------------------------------------------------------
                                           Number of    Premiums
Put Options Written                        Contracts    Received
----------------------------------------------------------------
Outstanding put options written,
 beginning of year.......................       3       $ 16,665
Options written..........................      38         24,795
Options expired..........................     (41)       (41,460)
                                              ---       --------
Outstanding put options written, end of
 year....................................      --             --
                                              ===       ========
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4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets resulting from capital share transactions were $95,337,836 and $151,979,630 for the year ended December 31, 2004 and December 31, 2003, respectively.

  Transactions in capital shares for each class were as follows:

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Class I Shares for the Year Ended                      Dollar
December 31, 2004                      Shares          Amount
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Shares sold........................      723,572    $   7,740,343
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.....................    1,167,412       12,389,122
                                     -----------    -------------
Total issued.......................    1,890,984       20,129,465
Shares redeemed....................  (10,858,796)    (115,469,323)
                                     -----------    -------------
Net decrease.......................   (8,967,812)   $ (95,339,858)
                                     ===========    =============
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Class I Shares for the Year Ended                      Dollar
December 31, 2003                      Shares          Amount
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Shares sold........................    2,616,943    $  28,860,715
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.....................    2,896,853       31,384,967
                                     -----------    -------------
Total issued.......................    5,513,796       60,245,682
Shares redeemed....................  (19,361,464)    (212,225,312)
                                     -----------    -------------
Net decrease.......................  (13,847,668)   $(151,979,630)
                                     ===========    =============
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Class II Shares for the Period September 30, 2004+            Dollar
to December 31, 2004                                Shares    Amount
--------------------------------------------------------------------
Shares sold......................................     93      $1,000
Shares issued to shareholders in reinvestment of
 dividends and distributions.....................      1          11
                                                      --      ------
Total issued.....................................     94       1,011
                                                      --      ------
Net increase.....................................     94      $1,011
                                                      ==      ======
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+ Commencement of operations.

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Class III Shares for the Period September 30, 2004+            Dollar
to December 31, 2004                                 Shares    Amount
---------------------------------------------------------------------
Shares sold......................................      93      $1,000
Shares issued to shareholders in reinvestment of
 dividends and distributions.....................       1          11
                                                       --      ------
Total issued.....................................      94       1,011
                                                       --      ------
Net increase.....................................      94      $1,011
                                                       ==      ======
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+ Commencement of operations.

5. REVERSE REPURCHASE AGREEMENTS:

For the year ended December 31, 2004, the average amount borrowed was approximately $12,025,926 and the daily weighted average interest rate was 1.15%.

6. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

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7. DISTRIBUTIONS TO SHAREHOLDERS:

  The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:

------------------------------------------------------------------
                                         12/31/2004    12/31/2003
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $11,560,737   $22,698,555
 Net long-term capital gains...........      828,407     8,686,412
                                         -----------   -----------
Total taxable distributions............  $12,389,144   $31,384,967
                                         ===========   ===========
------------------------------------------------------------------

  As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

------------------------------------------------------------------
Undistributed ordinary income--net....................  $3,171,367
Undistributed long-term capital gains--net............      28,742
                                                        ----------
Total undistributed earnings--net.....................   3,200,109
Capital loss carryforward.............................          --
Unrealized gains--net.................................     158,615*
                                                        ----------
Total accumulated earnings--net.......................  $3,358,724
                                                        ==========
------------------------------------------------------------------

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other book/tax temporary differences.

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Government Bond V.I. Fund
Report of Independent Registered Public Accounting Firm
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TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF MERRILL LYNCH GOVERNMENT BOND V.I. FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Government Bond V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Government Bond V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 16, 2005

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch High Current Income V.I. Fund
December 31, 2004--Annual Report
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DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 2004, Merrill Lynch High Current Income V.I. Fund's Class I Shares had a total return of +11.68%, compared to the +11.95% return of the benchmark Credit Suisse First Boston (CSFB) High Yield Index. The Fund outperformed the Lipper High Current Yield Funds category average of +9.89% for the same one-year period. (Funds in this Lipper category aim for high relative current yield from fixed income securities. There are no quality or maturity restrictions and the funds tend to invest in lower-grade debt issues.) Since inception on September 30, 2004 through December 31, 2004, the Fund's Class II and Class III Shares returned +4.70%, while the CSFB High Yield Index returned +4.56%.

  Fund performance during the year benefited from good security selection, which more than outweighed adverse sector allocation. In particular, our focus on secured airline paper (Enhanced Equipment Trust Certificates) proved beneficial, as these instruments held up well in the downdraft that befell the industry. Solid security selection in the packaging, chemicals and energy (exploration and production) sectors also bolstered returns, as did our overweight positions in chemicals, steel and manufacturing--three sectors that benefited from the expanding economy.

  On the downside, our overweight positions in airlines and packaging hindered performance. The airline industry was plagued by high fuel costs, intense price competition, overcapacity and bankrupt competitors. In packaging, sharply higher resin costs squeezed margins at many of the rigid plastic and film packaging producers. Finally, the Fund's average cash position of about 5.3% also hampered returns.

  At the individual security level, the top contributor to performance for the year was a subordinated bond of Consolidated Container Co. LLC. In addition to improved operations, this rigid packaging manufacturer completed a mid-year refinancing that included a zero coupon bond and new equity from the sponsors, thus relieving liquidity concerns. Two distressed bonds in the exploration and production sector--Tri-Union Development Corp. and Energy Corp. of America--also registered solid returns for the period, aided by lofty hydrocarbon prices. By contrast, a subordinated bond of Tekni-Plex, Inc., another plastic packaging manufacturer, fell following a poor earnings report. The company was hurt by the sharp rise in resin costs, but with the recent easing of oil prices, we believe margins will recover in the first half of 2005.

INVESTMENT ENVIRONMENT

  Many of the positive factors that provided a strong tailwind to the high yield market in 2003--rising equity and stable U.S. Treasury markets, healthy economic conditions and low default rates--continued into 2004. The one notable exception was the flow to high yield mutual funds, which was decidedly negative in 2004. However, the role of mutual funds has diminished in recent years, as new buyers in the form of pension funds, insurance companies and hedge funds have stepped in. As a result, heavy new-issue volume of approximately $143 billion was readily absorbed. This year's volume exceeded the previous peak of $141 billion in 1998. Importantly, the majority of proceeds from new issuance in 2004 were used for refinancing existing debt. An interesting development in 2004 was the amount of floating-rate note issuance--a record $12 billion. Floaters offer protection from rising interest rates, a risk that concerned many market participants.

  As was the case in 2003, risk-taking was rewarded in 2004, with the lowest tier of the credit spectrum (CCC-rated and defaulted securities) registering a total return of nearly 19%. In contrast, the 10-year Treasury note returned just +4.65%. The spread of the CSFB High Yield Index over U.S. Treasury securities ended the year at 346 basis points (3.46%), down from 486 basis points at year-end 2003. The spread is presently at its narrowest level since June 1997, and the Index's yield-to-worst of 6.99% at December 31, 2004, was the all-time low for a month-end.

  The year started off strong, as healthy equity and U.S. Treasury markets provided a favorable backdrop for the high yield market. The picture changed in the second quarter, as a sharp sell-off in the Treasury market and heavy mutual fund outflows resulted in negative returns in April and May. However, each of the last seven months of the year registered a positive return, as high yield fund flows turned positive. The default rate also showed a fairly steady improvement during the period. As measured by Moody's Investors Service, the trailing 12-month global high yield default rate (on a percentage of issuers basis) ended the year at 2.16%, down from 5.25% for the 12 months ended December 31, 2003. It is also worth noting that monthly returns in 2004 were generally less volatile than in prior years.

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PORTFOLIO ACTIVITY

  We were active in the new-issue market, where competition for new-issue allocations was fierce, despite the record volume of issuance. Larger purchases during the year included bonds issued by Nalco Finance Holdings (parent company of Nalco Corp., a leading provider of integrated water treatment and process improvement services and chemicals), Solo Cup Co. (a privately held producer of disposable food service products), Pliant Corp. (a privately held manufacturer of flexible film and packaging products), CSC Holdings, Inc. (parent of a large cable system operator), and Advanced Micro Devices, Inc. (a manufacturer of integrated circuits). In the secondary market, we established a new position in Vought Aircraft Industries, Inc. (a privately held manufacturer of structural assemblies) at a discount to par. We also purchased an unsecured bond of Delta Airlines, Inc. at a deep discount. The latter security has climbed sharply, reflecting significant wage concessions from the pilots' union as well as an easing of fuel costs.

  On the sell side, we liquidated our entire position in Nalco Finance Holdings following the company's successful initial public offering in November. The zero coupon bond had been a strong performer since purchase, and we felt it was fully valued. We also sold several bonds at substantial premiums for relative value reasons--Argosy Gaming Co., Citgo Petroleum Corp., Methanex, NMHG Holdings Corp. and Omnova Solutions Inc.. Finally, we pared our emerging markets exposure by selling our entire positions in three Brazilian corporates, all at material premiums to par.

  Since the beginning of the year, we shifted the Fund's industry weightings in several sectors. Most notably, we decreased our exposure to chemicals from a heavy overweight to market weight. This sector had an excellent run, so we made a number of sales in the fourth quarter, including the above-mentioned Nalco and Omnova holdings, as well as our position in Rhodia. The other significant change was in services, where we increased from a market weight to an overweight during the course of the year. We purchased several new issues in this sector, the largest being United Rentals North America, Inc., a large equipment rental concern, and The Geo Group, Inc., a corrections management firm. We also modestly increased our weighting in manufacturing through several attractively priced new issues--Mueller Group, Inc. (maker of forged, machined and cast products, including fire hydrants), Superior Essex Communications LLC (manufacturer of cable and wire products) and Trinity Industries, Inc. (manufacturer of freight and tank railcars, tank barges and construction products).

YEAR-END POSITION

  At year-end, the Fund's heaviest overweights relative to the CSFB High Yield Index were in packaging and manufacturing. We favored packaging for its stable end markets--food and beverage and household products. In addition, while plastic packaging credits have had to struggle with sharply higher resin costs, we believe catch-up price hikes to their customers, as well as stabilization of resin prices, should restore profit margins in the first half of 2005. Our manufacturing overweight was a bet on a recovery in the industrial economy. We remain comfortable with both of these sector overweights, and expect to maintain them in early 2005. Our most significant underweights at year-end were in healthcare, information technology and telecommunications. We believe the first two sectors offer little in the way of relative value, while telecommunications continues to be plagued by intense competition. Finally, given our concerns about a backup in interest rates, we have effectively established a small short position in the U.S. Treasury market.

  At December 31, 2004, the Fund's average credit rating, as measured by Standard & Poor's, was B, comparable to the average rating of our benchmark. The Fund's cash position was approximately 3% at year-end. With spreads at near-record tight levels and much of the high yield universe trading well over par, absolute returns for 2005 are likely to be modest. However, given the asset class's historically low correlation with Treasury issues, a continued economic expansion and a low default rate, we believe the high yield market should offer attractive returns relative to other fixed income alternatives in 2005.

IN CONCLUSION

  We thank you for your continued investment in Merrill Lynch High Current Income V.I. Fund, and we look forward to serving your future investment needs.

Sincerely,

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers

/s/ Robert F. Murray
Robert F. Murray, CFA
Vice President and Portfolio Manager

January 14, 2005

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch High Current Income V.I. Fund
Portfolio Information as of December 31, 2004
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                                                                  PERCENT OF
                                                                     TOTAL
ASSET MIX                                                         INVESTMENTS
--------------------------------------------------------------------------------
Corporate Bonds.............................................         94.6%
Preferred Securities........................................          1.4
Other Interests.............................................          0.7
Common Stocks...............................................          0.5
Other*......................................................          2.8
--------------------------------------------------------------------------------

*   Includes investments in short-term securities.

    ----------------------------------------------------------------------------
    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
    Merrill Lynch High Current Income V.I. Fund
    Total Return Based on a $10,000 Investment--Class I Shares
    ----------------------------------------------------------------------------
    [LINE GRAPH]

                                                                 MERRILL LYNCH HIGH CURRENT
                                                                INCOME V.I. FUND+ - CLASS I      CREDIT SUISSE FIRST BOSTON HIGH
                                                                          SHARES*                         YIELD INDEX++
                                                                ---------------------------      -------------------------------
12/94                                                                      10000                              10000
12/95                                                                      11721                              11738
12/96                                                                      13042                              13196
12/97                                                                      14477                              14862
12/98                                                                      14030                              14949
12/99                                                                      14865                              15439
12/00                                                                      13812                              14634
12/01                                                                      14379                              15484
12/02                                                                      14179                              15964
12/03                                                                      18188                              20424
12/04                                                                      20312                              22865

    * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
    + The Fund invests principally in fixed income securities with lower credit quality.
    ++ This unmanaged market-weighted Index is comprised of 1,637 high-yield debt securities rated BBB or lower.

    Past results shown should not be considered a representation of future performance.

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch High Current Income V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                RETURN
---------------------------------------------------------------------
One Year Ended 12/31/04                                       +11.68%
---------------------------------------------------------------------
Five Years Ended 12/31/04                                     +  6.44
---------------------------------------------------------------------
Ten Years Ended 12/31/04                                      +  7.34
---------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch High Current Income V.I. Fund
Aggregate Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                 RETURN
----------------------------------------------------------------------
Inception (9/30/04) through 12/31/04                           +4.70%
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch High Current Income V.I. Fund
Aggregate Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                 RETURN
----------------------------------------------------------------------
Inception (9/30/04) through 12/31/04                           +4.70%
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch High Current Income V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                              6-MONTH         12-MONTH      STANDARDIZED
AS OF DECEMBER 31, 2004                                     TOTAL RETURN    TOTAL RETURN    30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                +8.69%          +11.68%          6.82%
--------------------------------------------------------------------------------------------------------
Class II Shares*                                                  --               --             --
--------------------------------------------------------------------------------------------------------
Class III Shares*                                                 --               --             --
--------------------------------------------------------------------------------------------------------
Credit Suisse First Boston High Yield Index**                  +9.26           +11.95             --
--------------------------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Class II and Class III Shares commenced operations on 9/30/04.

** This unmanaged market-weighted Index is comprised of 1,637 high yield debt securities rated BBB or lower.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch High Current Income V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                EXPENSES PAID
                                                                              ENDING         DURING THE PERIOD++
                                                         BEGINNING         ACCOUNT VALUE            ENDED
                                                       ACCOUNT VALUE+    DECEMBER 31, 2004    DECEMBER 31, 2004*
-----------------------------------------------------------------------------------------------------------------
ACTUAL
-----------------------------------------------------------------------------------------------------------------
Class I                                                    $1,000            $1,086.90              $2.99
-----------------------------------------------------------------------------------------------------------------
Class II                                                   $1,000            $1,047.00              $1.48
-----------------------------------------------------------------------------------------------------------------
Class III                                                  $1,000            $1,047.00              $1.48
-----------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
-----------------------------------------------------------------------------------------------------------------
Class I                                                    $1,000            $1,022.21              $2.90
-----------------------------------------------------------------------------------------------------------------
Class II                                                   $1,000            $1,011.26              $1.46
-----------------------------------------------------------------------------------------------------------------
Class III                                                  $1,000            $1,011.26              $1.46
-----------------------------------------------------------------------------------------------------------------

+ July 1, 2004 for Class I Shares and September 30, 2004 (commencement of operations) for Class II and Class III Shares.
++ The period represents the six months ended for Class I Shares and from September 30, 2004 (commencement of operations) to December 31, 2004 for Class II and Class III Shares.
* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.57% for Class I, .57% for Class II and .57% for Class
    III), multiplied by the average account value over the period, multiplied by 184/366 for Class I and 93/366 for Class II and Class III (to reflect the one-half year period for Class I and actual days since inception for Class II and Class III).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year period for Class I and actual days since inception for Class II and Class III divided by 366.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch High Current Income V.I. Fund
Schedule of Investments as of December 31, 2004
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY+                          AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.0%     $ 1,600,000      Armor Holdings, Inc., 8.25% due 8/15/2013..............  $  1,792,000
                                  450,000      DRS Technologies, Inc., 6.875% due 11/01/2013..........       470,250
                                  375,000      Hawk Corp., 8.75% due 11/01/2014(e)....................       384,375
                                  250,000      K&F Acquisition, Inc., 7.75% due 11/15/2014(e).........       258,125
                                  275,000      Standard Aero Holdings, Inc., 8.25% due 9/01/2014(e)...       297,000
                                1,075,000      Titan Corp., 8% due 5/15/2011..........................     1,144,875
                                  400,000      Transdigm, Inc., 8.375% due 7/15/2011..................       429,000
                                1,500,000      Vought Aircraft Industries, Inc., 8% due 7/15/2011.....     1,458,750
                                                                                                        ------------
                                                                                                           6,234,375
---------------------------------------------------------------------------------------------------------------------
AIRLINES--1.9%                  2,500,000      American Airlines, Inc. Series 2001-2, 7.80% due
                                                 4/01/2008............................................     2,288,286
                                2,669,062      Continental Airlines, Inc. Series 2001-1, 7.033% due
                                                 6/15/2011............................................     2,196,824
                                3,000,000      Delta Air Lines, Inc., 8.30% due 12/15/2029............     1,455,000
                                                                                                        ------------
                                                                                                           5,940,110
---------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--2.9%                  400,000      Advanced Accessory Systems LLC, 10.75% due 6/15/2011...       380,000
                                  475,000      Affinia Group, Inc., 9% due 11/30/2014(e)..............       495,187
                                2,150,000      Asbury Automotive Group, Inc., 8% due 3/15/2014........     2,128,500
                                1,750,000      Autocam Corp., 10.875% due 6/15/2014...................     1,732,500
                                  350,000      Cooper Standard Auto, 7% due 12/15/2012(e).............       355,250
                                  250,000      Keystone Automotive Operations, Inc., 9.75% due
                                                 11/01/2013...........................................       267,500
                                               Metaldyne Corp.:
                                1,805,000        11% due 6/15/2012....................................     1,498,150
                                1,000,000        10% due 11/01/2013(e)................................       950,000
                                               Tenneco Automotive, Inc.:
                                  900,000        8.625% due 11/15/2014(e).............................       936,000
                                  375,000        Series B, 10.25% due 7/15/2013.......................       442,500
                                                                                                        ------------
                                                                                                           9,185,587
---------------------------------------------------------------------------------------------------------------------
BROADCASTING--2.4%              1,525,000      CanWest Media, Inc., 8% due 9/15/2012(e)...............     1,635,563
                                  500,000      Entercom Radio LLC, 7.625% due 3/01/2014...............       538,125
                                  750,000      Granite Broadcasting Corp., 9.75% due 12/01/2010.......       716,250
                                1,750,000      Nextmedia Operating, Inc., 10.75% due 7/01/2011........     1,960,000
                                  972,000      Salem Communications Holding Corp. Series B, 9% due
                                                 7/01/2011............................................     1,066,770
                                1,000,000      Sinclair Broadcast Group, Inc., 8% due 3/15/2012.......     1,062,500
                                  675,000      Young Broadcasting, Inc., 8.50% due 12/15/2008.........       722,250
                                                                                                        ------------
                                                                                                           7,701,458
---------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.2%      1,000,000      Cable Satisfaction International, 12.75% due
                                                 3/01/2010(c).........................................       150,000
                                  325,000      NTL Cable Plc, 8.75% due 4/15/2014(e)..................       366,438
                                                                                                        ------------
                                                                                                             516,438
---------------------------------------------------------------------------------------------------------------------
CABLE--U.S.--2.2%                 409,637      Avalon Cable LLC, 11.875% due 12/01/2008...............       427,558
                                2,200,000      CSC Holdings, Inc., 6.75% due 4/15/2012(e).............     2,266,000
                                1,000,000      Charter Communications Holdings LLC, 10.75% due
                                                 10/01/2009...........................................       910,000
                                1,500,000      Charter Communications Holdings II LLC, 10.25% due
                                                 9/15/2010............................................     1,590,000
                                  475,000      Inmarsat Finance Plc, 7.625% due 6/30/2012.............       494,000
                                  375,000      New Skies Satellites NV, 9.125% due 11/01/2012(e)......       382,500
                                  750,000      Rainbow National Services LLC, 8.75% due
                                                 9/01/2012(e).........................................       823,125
                                                                                                        ------------
                                                                                                           6,893,183
---------------------------------------------------------------------------------------------------------------------
CHEMICALS--5.4%                 1,300,000      BCP Caylux Holdings Luxembourg SCA, 9.625% due
                                                 6/15/2014(e).........................................     1,465,750
                                               Crompton Corp.(e):
                                  250,000        7.67% due 8/01/2010(f)...............................       271,875
                                  750,000        9.875% due 8/01/2012.................................       858,750

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch High Current Income V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY+                          AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
CHEMICALS
(CONCLUDED)
                              $   650,000      HMP Equity Holdings Corp., 20.23% due 5/15/2008(d).....  $    429,812
                                1,400,000      Huntsman International LLC, 9.875% due 3/01/2009.......     1,536,500
                                  500,000      ISP Chemco, Inc. Series B, 10.25% due 7/01/2011........       565,000
                                  250,000      Innophos, Inc., 8.875% due 8/15/2014(e)................       270,000
                                  675,000      Invista, 9.25% due 5/01/2012(e)........................       752,625
                                1,000,000      MacDermid, Inc., 9.125% due 7/15/2011..................     1,110,000
                                               NalCo. Co.:
                                  500,000        7.75% due 11/15/2011.................................       540,000
                                  425,000        8.875% due 11/15/2013................................       466,438
                                1,500,000      NewMarket Corp., 8.875% due 5/01/2010..................     1,657,500
                                1,900,000      Omnova Solutions, Inc., 11.25% due 6/01/2010...........     2,137,500
                                1,250,000      PolyOne Corp., 10.625% due 5/15/2010...................     1,406,250
                                               Rockwood Specialties Group, Inc.:
                                1,250,000        10.625% due 5/15/2011................................     1,437,500
                                  250,000        7.50% due 11/15/2014(e)..............................       259,375
                                  767,000      Terra Capital, Inc., 11.50% due 6/01/2010..............       874,380
                                  277,000      United Agri Products, 8.25% due 12/15/2011(e)..........       297,083
                                  825,000      Westlake Chemical Corp., 8.75% due 7/15/2011...........       932,250
                                                                                                        ------------
                                                                                                          17,268,588
---------------------------------------------------------------------------------------------------------------------
CONSUMER--DURABLES--0.3%          325,000      Simmons Bedding Co., 7.875% due 1/15/2014..............       336,375
                                  610,000      Tempur-Pedic, Inc. 10.25% due 8/15/2010................       701,500
                                                                                                        ------------
                                                                                                           1,037,875
---------------------------------------------------------------------------------------------------------------------
CONSUMER--                        250,000      American Achievement Corp., 8.25% due 4/01/2012........       259,375
NON-DURABLES--3.4%
                                  650,000      Amscan Holdings, Inc., 8.75% due 5/01/2014.............       650,000
                                2,525,000      Chattem, Inc., 7% due 3/01/2014........................     2,600,750
                                  825,000      Church & Dwight Co., Inc., 6% due 12/15/2012(e)........       839,437
                                  775,000      Elizabeth Arden, Inc., 7.75% due 1/15/2014.............       821,500
                                  325,000      Hines Nurseries, Inc., 10.25% due 10/01/2011...........       355,062
                                  250,000      K2, Inc., 7.375% due 7/01/2014(e)......................       273,750
                                  300,000      North Atlantic Trading Co., 9.25% due 3/01/2012........       253,500
                                1,500,000      Playtex Products, Inc., 8% due 3/01/2011...............     1,638,750
                                  125,000      Riddell Bell Holdings, Inc., 8.375% due
                                                 10/01/2012(e)........................................       129,375
                                2,000,000      Solo Cup Co., 8.50% due 2/15/2014......................     2,080,000
                                  750,000      United Industries Corp. Series D, 9.875% due
                                                 4/01/2009............................................       784,688
                                                                                                        ------------
                                                                                                          10,686,187
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--6.2%           250,000      Advertising Directory Solutions, Inc., 9.25% due
                                                 11/15/2012(e)........................................       262,500
                                  625,000      Cadmus Communications Corp., 8.375% due 6/15/2014......       680,469
                                1,700,000      Cenveo Corp., 7.875% due 12/01/2013....................     1,581,000
                                               Dex Media East LLC:
                                  400,000        9.875% due 11/15/2009................................       455,500
                                  334,000        12.125% due 11/15/2012...............................       407,062
                                  700,000      Dex Media, Inc., 8% due 11/15/2013.....................       757,750
                                               Dex Media West LLC:
                                2,800,000        8.50% due 8/15/2010..................................     3,115,000
                                1,484,000        9.875% due 8/15/2013.................................     1,710,310
                                2,100,000      Houghton Mifflin Co., 8.25% due 2/01/2011..............     2,236,500
                                  500,000      Lamar Media Corp., 7.25% due 1/01/2013.................       540,000
                                2,000,000      Liberty Media Corp., 0.75% due 3/30/2023...............     2,407,500
                                  800,000      Nebraska Book Co., Inc., 8.625% due 3/15/2012..........       820,000
                                  385,000      PEI Holdings, Inc., 11% due 3/15/2010..................       448,525
                                2,000,000      Primedia, Inc., 7.625% due 4/01/2008...................     2,025,000
                                  250,000      Universal City Florida Holding Co. I/II, 8.375% due
                                                 5/01/2010(e).........................................       259,375
                                1,100,000      WDAC Subsidiary Corp., 8.375% due 12/01/2014(e)........     1,084,875
                                  971,000      Yell Finance BV, 10.75% due 8/01/2011..................     1,121,505
                                                                                                        ------------
                                                                                                          19,912,871
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch High Current Income V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY+                          AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION &         $   250,000      Belden & Blake Corp., 8.75% due 7/15/2012(e)...........  $    253,750
PRODUCTION--2.0%
                                1,000,000      El Paso Production Holding Co., 7.75% due 6/01/2013....     1,047,500
                                  450,000      Encore Acquisition Co., 6.25% due 4/15/2014............       452,250
                                1,500,000      Plains Exploration & Production Co. Series B, 8.75% due
                                                 7/01/2012............................................     1,676,250
                                  600,000      Stone Energy Corp., 6.75% due 12/15/2014(e)............       598,500
                                2,000,000      Western Oil Sands, Inc., 8.375% due 5/01/2012..........     2,337,500
                                                                                                        ------------
                                                                                                           6,365,750
---------------------------------------------------------------------------------------------------------------------
ENERGY--OTHER--6.0%             2,400,000      AmeriGas Partners LP/AmeriGas Eagle Finance Corp.
                                                 Series B, 8.875% due 5/20/2011.......................     2,616,000
                                  850,000      Aventine Renewable Energy Holdings, Inc., 8.501% due
                                                 12/15/2011(e)(f).....................................       858,500
                                  725,000      Dresser-Rand Group, Inc., 7.375% due 11/01/2014(e).....       739,500
                                3,624,000      Energy Corp. of America Series A, 9.50% due 5/15/2007..     3,460,920
                                1,200,000      Inergy LP/Inergy Finance Corp., 6.875% due
                                                 12/15/2014(e)........................................     1,206,000
                                1,500,000      North American Energy Partners, Inc., 8.75% due
                                                 12/01/2011...........................................     1,530,000
                                2,600,000      Ocean Rig Norway AS, 10.25% due 6/01/2008..............     2,678,000
                                1,000,000      Pacific Energy Partners LP, 7.125% due 6/15/2014.......     1,065,000
                                1,500,000      SESI LLC, 8.875% due 5/15/2011.........................     1,642,500
                                1,750,000      Star Gas Partners LP, 10.25% due 2/15/2013.............     1,916,250
                                1,500,000      Suburban Propane Partners LP, 6.875% due 12/15/2013....     1,530,000
                                                                                                        ------------
                                                                                                          19,242,670
---------------------------------------------------------------------------------------------------------------------
FINANCIAL--0.6%                   750,000      Fairfax Financial Holdings Ltd, 7.75% due 4/26/2012....       765,000
                                1,000,000      Refco Finance Holdings LLC, 9% due 8/01/2012(e)........     1,095,000
                                                                                                        ------------
                                                                                                           1,860,000
---------------------------------------------------------------------------------------------------------------------
FOOD & DRUG--0.3%                 825,000      Duane Reade, Inc., 7.01% due 12/15/2010(e)(f)..........       837,375
---------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO--3.6%              950,000      American Seafoods Group LLC, 10.125% due 4/15/2010.....     1,021,250
                                  329,669      Archibald Candy Corp., 10% due 11/01/2007(c)...........         3,297
                                               Commonwealth Brands, Inc.(e):
                                1,300,000        9.75% due 4/15/2008..................................     1,365,000
                                2,000,000        10.625% due 9/01/2008................................     2,100,000
                                  600,000      Cosan SA Industria e Comercio, 9% due 11/01/2009(e)....       627,000
                                  475,000      Del Monte Corp., 8.625% due 12/15/2012.................       532,000
                                1,200,000      Doane Pet Care Co., 10.75% due 3/01/2010...............     1,284,000
                                  425,000      Dole Food Co., Inc., 8.875% due 3/15/2011..............       462,187
                                  273,000      Domino's, Inc., 8.25% due 7/01/2011....................       298,252
                                1,375,000      Merisant Co., 9.50% due 7/15/2013(e)...................     1,223,750
                                1,000,000      New World Pasta Co., 9.25% due 2/15/2009(c)............        50,000
                                1,000,000      Smithfield Foods, Inc. Series B, 8% due 10/15/2009.....     1,107,500
                                1,725,000      Tabletop Holdings, Inc., 12.25% due 5/15/2014(d)(e)....       733,125
                                  575,000      The Wornick Co., 10.875% due 7/15/2011.................       623,875
                                                                                                        ------------
                                                                                                          11,431,236
---------------------------------------------------------------------------------------------------------------------
GAMING--2.7%                    1,125,000      Boyd Gaming Corp., 8.75% due 4/15/2012.................     1,251,562
                                  475,000      Choctaw Resort Development Enterprise, 7.25% due
                                                 11/15/2019(e)........................................       479,750
                                  425,000      Global Cash Access LLC, 8.75% due 3/15/2012............       457,937
                                1,100,000      Herbst Gaming, Inc., 7% due 11/15/2014(e)..............     1,113,750
                                  775,000      Majestic Star Casino LLC, 9.50% due 10/15/2010.........       821,500
                                1,600,000      Pinnacle Entertainment, Inc., 8.75% due 10/01/2013.....     1,732,000
                                  200,000      Poster Financial Group, Inc., 8.75% due 12/01/2011.....       205,500
                                  250,000      Premier Entertainment Biloxi LLC, 10.75% due
                                                 2/01/2012............................................       273,125
                                  350,000      River Rock Entertainment Authority, 9.75% due
                                                 11/01/2011...........................................       392,438
                                2,025,000      Wynn Las Vegas LLC, 6.625% due 12/01/2014(e)...........     2,004,750
                                                                                                        ------------
                                                                                                           8,732,312
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch High Current Income V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY+                          AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE--1.7%             $   275,000      Alpharma, Inc., 8.625% due 5/01/2011(e)................  $    287,375
                                  425,000      Concentra Operating Corp., 9.125% due 6/01/2012(e).....       480,250
                                1,100,000      Elan Finance Plc, 6.51% due 11/15/2011(e)..............     1,171,500
                                  825,000      Tenet Healthcare Corp., 9.875% due 7/01/2014(e)........       899,250
                                  925,000      Triad Hospitals, Inc., 7% due 11/15/2013...............       945,813
                                               VWR INTL INC:
                                  350,000        6.875% due 4/15/2012.................................       365,750
                                  500,000        8% due 4/15/2014.....................................       533,750
                                  725,000      Vanguard Health Holding Co. II LLC, 9% due
                                                 10/01/2014(e)........................................       775,750
                                                                                                        ------------
                                                                                                           5,459,438
---------------------------------------------------------------------------------------------------------------------
HOUSING--2.0%
                                               Building Materials Corp. of America:
                                  900,000        7.75% due 7/15/2005..................................       915,750
                                  875,000        7.75% due 8/01/2014(e)...............................       882,656
                                1,500,000      Forest City Enterprises, Inc., 7.625% due 6/01/2015....     1,590,000
                                               Goodman Global Holding Co., Inc.(e):
                                  325,000        5.76% due 6/15/2012(f)...............................       329,875
                                  750,000        7.875% due 12/15/2012................................       742,500
                                  425,000      MAAX Corp., 9.75% due 6/15/2012(e).....................       449,438
                                1,000,000      THL Buildco, Inc., 8.50% due 9/01/2014(e)..............     1,045,000
                                  425,000      US Concrete, Inc., 8.375% due 4/01/2014................       457,938
                                                                                                        ------------
                                                                                                           6,413,157
---------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--1.7%    2,000,000      Advanced Micro Devices, Inc., 7.75% due 11/01/2012(e)..     2,082,500
                                  750,000      Amkor Technology, Inc., 7.125% due 3/15/2011...........       705,000
                                               MagnaChip SemiConductor SA(e):
                                  425,000        5.76% due 12/15/2011(f)..............................       436,688
                                  250,000        8% due 12/15/2014....................................       260,625
                                1,875,000      Viasystems, Inc., 10.50% due 1/15/2011.................     1,837,500
                                                                                                        ------------
                                                                                                           5,322,313
---------------------------------------------------------------------------------------------------------------------
LEISURE--1.6%                     959,000      Felcor Lodging LP, 9% due 6/01/2011....................     1,086,067
                                1,625,000      John Q Hammons Hotels LP, Series B, 8.875% due
                                                 5/15/2012............................................     1,836,250
                                2,500,000      True Temper Sports, Inc., 8.375% due 9/15/2011.........     2,325,000
                                                                                                        ------------
                                                                                                           5,247,317
---------------------------------------------------------------------------------------------------------------------
MANUFACTURING--9.4%               500,000      Aearo Co., 8.25% due 4/15/2012.........................       515,000
                                  475,000      Airgas, Inc., 9.125% due 10/01/2011....................       528,438
                                  925,000      Altra Industrial Motion, Inc., 9% due 12/01/2011(e)....       938,875
                                1,000,000      Blount, Inc., 8.875% due 8/01/2012.....................     1,085,000
                                3,000,000      Case New Holland, Inc., 9.25% due 8/01/2011(e).........     3,337,500
                                1,000,000      Columbus McKinnon Corp./NY, 10% due 8/01/2010..........     1,125,000
                                1,500,000      Douglas Dynamics LLC, 7.75% due 1/15/2012(e)...........     1,520,625
                                2,650,000      Eagle-Picher Industries, Inc., 9.75% due 9/01/2013.....     2,650,000
                                  325,000      Erico International Corp., 8.875% due 3/01/2012........       341,250
                                1,500,000      FastenTech, Inc., 11.50% due 5/01/2011(e)..............     1,725,000
                                1,000,000      Invensys Plc, 9.875% due 3/15/2011(e)..................     1,075,000
                                  500,000      Itron, Inc., 7.75% due 5/15/2012(e)....................       508,750
                                1,000,000      JLG Industries, Inc., 8.25% due 5/01/2008..............     1,080,000
                                1,200,000      Mueller Group, Inc., 10% due 5/01/2012.................     1,308,000
                                  250,000      NSP Holdings LLC, 11.75% due 1/01/2012(a)(e)...........       252,500
                                1,500,000      Propex Fabrics, Inc., 10% due 12/01/2012(e)............     1,556,250
                                  325,000      Rexnord Corp., 10.125% due 12/15/2012..................       367,250
                                2,000,000      SPX Corp., 7.50% due 1/01/2013.........................     2,170,000
                                1,850,000      Sensus Metering Systems, Inc., 8.625% due 12/15/2013...     1,896,250
                                1,500,000      Superior Essex Communications LLC/Essex Group, Inc., 9%
                                                 due 4/15/2012........................................     1,545,000
                                2,600,000      Trinity Industries, Inc., 6.50% due 3/15/2014..........     2,600,000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch High Current Income V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY+                          AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
MANUFACTURING
(CONCLUDED)
                              $   625,000      Valmont Industries, Inc., 6.875% due 5/01/2014.........  $    650,000
                                1,000,000      Wolverine Tube, Inc., 10.50% due 4/01/2009.............     1,090,000
                                                                                                        ------------
                                                                                                          29,865,688
---------------------------------------------------------------------------------------------------------------------
METAL--OTHER--1.0%                900,000      Asia Aluminum Holdings Ltd., 8% due 12/23/2011(e)......       909,000
                                  900,000      Foundation PA Coal Co., 7.25% due 8/01/2014(e).........       958,500
                                  350,000      IMCO Recycling Escrow, Inc., 9% due 11/15/2014(e)......       364,000
                                  750,000      Luscar Coal Ltd., 9.75% due 10/15/2011.................       851,250
                                                                                                        ------------
                                                                                                           3,082,750
---------------------------------------------------------------------------------------------------------------------
PACKAGING--9.2%                   750,000      Anchor Glass Container Corp., 11% due 2/15/2013........       802,500
                                1,075,000      Berry Plastics Corp., 10.75% due 7/15/2012.............     1,230,875
                                               Consolidated Container Co. LLC:
                                1,425,000        10.75% due 6/15/2009(d)..............................     1,197,000
                                4,000,000        10.125% due 7/15/2009................................     3,920,000
                                               Crown European Holdings SA:
                                  875,000        9.50% due 3/01/2011..................................       997,500
                                  400,000        10.875% due 3/01/2013................................       473,000
                                               Graham Packaging Co., Inc.(e):
                                  300,000        8.50% due 10/15/2012.................................       315,000
                                  300,000        9.875% due 10/15/2014................................       320,250
                                               Owens-Brockway:
                                1,000,000        8.875% due 2/15/2009.................................     1,086,250
                                  500,000        8.25% due 5/15/2013..................................       550,000
                                2,750,000      Owens-Illinois, Inc., 8.10% due 5/15/2007..............     2,928,750
                                1,325,000      Plastipak Holdings, Inc., 10.75% due 9/01/2011.........     1,490,625
                                               Pliant Corp.:
                                2,000,000        11.125% due 6/15/2009(d).............................     1,847,500
                                3,250,000        13% due 6/01/2010....................................     3,168,750
                                1,150,000      Portola Packaging, Inc., 8.25% due 2/01/2012...........       908,500
                                               Tekni-Plex, Inc.:
                                4,500,000        12.75% due 6/15/2010.................................     4,275,000
                                1,150,000        8.75% due 11/15/2013(e)..............................     1,144,250
                                               US Can Corp.:
                                  650,000        10.875% due 7/15/2010................................       689,000
                                1,400,000        12.375% due 10/01/2010...............................     1,344,000
                                  700,000      Wise Metals Group LLC, 10.25% due 5/15/2012............       707,000
                                                                                                        ------------
                                                                                                          29,395,750
---------------------------------------------------------------------------------------------------------------------
PAPER--3.4%                       850,000      Ainsworth Lumber Co. Ltd, 7.25% due 10/01/2012(e)......       864,875
                                               Boise Cascade LLC(e):
                                  250,000        5.005% due 10/15/2012(f).............................       259,375
                                  325,000        7.125% due 10/15/2014................................       343,687
                                  750,000      Caraustar Industries, Inc., 9.875% due 4/01/2011.......       813,750
                                1,000,000      Cascades, Inc., 7.25% due 2/15/2013(e).................     1,060,000
                                1,500,000      Georgia-Pacific Corp., 8.875% due 2/01/2010............     1,745,625
                                  875,000      Graphic Packaging International Corp., 8.50% due
                                                 8/15/2011............................................       955,937
                                  500,000      JSG Funding Plc, 9.625% due 10/01/2012.................       557,500
                                  525,000      Millar Western Forest Products Ltd., 7.75% due
                                                 11/15/2013...........................................       561,750
                                1,200,000      Norampac, Inc., 6.75% due 6/01/2013....................     1,263,000
                                1,525,000      Norske Skog Canada Ltd. Series D, 8.625% due
                                                 6/15/2011............................................     1,635,563
                                  300,000      Riverside Forest Products, 7.875% due 3/01/2014........       330,000
                                  350,000      Stone Container Finance, 7.375% due 7/15/2014..........       372,750
                                                                                                        ------------
                                                                                                          10,763,812
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch High Current Income V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY+                          AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
SERVICES--4.8%
                                               Allied Waste North America:
                              $   900,000        7.875% due 4/15/2013.................................  $    922,500
                                1,000,000        Series B, 7.375% due 4/15/2014.......................       957,500
                                               Anthony Crane Rental LP(a)(c):
                                1,201,580        9.375% due 2/01/2008.................................        18,024
                               11,125,105        12.375% due 2/01/2009................................         1,113
                                  625,000      Buhrmann US, Inc., 8.25% due 7/01/2014.................       632,031
                                  675,000      Casella Waste Systems, Inc., 9.75% due 2/01/2013.......       745,875
                                  635,000      Coinmach Corp., 9% due 2/01/2010.......................       663,575
                                  275,000      Corrections Corp. of America, 7.50% due 5/01/2011......       293,906
                                2,000,000      The Geo Group, Inc., 8.25% due 7/15/2013...............     2,140,000
                                1,500,000      Great Lakes Dredge & Dock Corp., 7.75% due
                                                 12/15/2013...........................................     1,365,000
                                  925,000      MSW Energy Finance Co. II, Inc., 7.375% due 9/01/2010..       971,250
                                1,225,000      Synagro Technologies, Inc., 9.50% due 4/01/2009........     1,335,250
                                               United Rentals North America, Inc.:
                                  500,000        6.50% due 2/15/2012..................................       487,500
                                3,250,000        7% due 2/15/2014.....................................     3,038,750
                                1,350,000      Waste Services, Inc., 9.50% due 4/15/2014(e)...........     1,343,250
                                  400,000      Williams Scotsman, Inc., 10% due 8/15/2008.............       444,000
                                                                                                        ------------
                                                                                                          15,359,524
---------------------------------------------------------------------------------------------------------------------
STEEL--1.9%                     1,600,000      CSN Islands VIII Corp., 9.75% due 12/16/2013(e)........     1,712,000
                                  500,000      California Steel Industries, Inc., 6.125% due
                                                 3/15/2014............................................       496,250
                                1,000,000      Gerdau Ameristeel Corp., 10.375% due 7/15/2011.........     1,172,500
                                1,250,000      Ucar Finance, Inc., 10.25% due 2/15/2012...............     1,428,125
                                1,060,000      United States Steel Corp., 9.75% due 5/15/2010.........     1,208,400
                                                                                                        ------------
                                                                                                           6,017,275
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--1.7%          150,000      Alaska Communications Systems Holdings, Inc., 9.875%
                                                 due 8/15/2011........................................       161,250
                                               Cincinnati Bell, Inc.:
                                1,000,000        7.25% due 7/15/2013..................................     1,027,500
                                1,600,000        8.375% due 1/15/2014.................................     1,620,000
                                  500,000      Qwest Communications International, 7.50% due
                                                 2/15/2014(e).........................................       505,000
                                  400,000      Rural Cellular Corp., 8.25% due 3/15/2012..............       423,000
                                1,750,000      Tele Norte Leste Participacoes SA Series B, 8% due
                                                 12/18/2013...........................................     1,802,500
                                                                                                        ------------
                                                                                                           5,539,250
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.7%              550,000      OMI Corp., 7.625% due 12/01/2013.......................       588,500
                                1,500,000      Overseas Shipholding Group, 8.25% due 3/15/2013........     1,668,750
                                                                                                        ------------
                                                                                                           2,257,250
---------------------------------------------------------------------------------------------------------------------
UTILITY--8.9%
                                               The AES Corp.:
                                  566,000        8.75% due 6/15/2008..................................       619,770
                                  674,000        9.375% due 9/15/2010.................................       783,525
                                1,000,000        8.75% due 5/15/2013(e)...............................     1,136,250
                                4,000,000      AES Drax Energy Ltd Series B, 11.50% due
                                                 8/30/2010(c).........................................        20,000
                                1,528,732      AES Eastern Energy LP Series 1999-A, 9% due
                                                 1/02/2017............................................     1,735,111
                                  500,000      AES Gener SA, 7.50% due 3/25/2014(e)...................       525,000
                                4,401,564      Caithness Coso Funding Corp. Series B, 9.05% due
                                                 12/15/2009...........................................     4,841,720
                                               Calpine Corp.:
                                2,000,000        8.75% due 7/15/2007..................................     1,750,000
                                  500,000        8.50% due 7/15/2010(e)...............................       428,750
                                2,378,000      ESI Tractebel Acquisition Corp. Series B, 7.99% due
                                                 12/30/2011...........................................     2,511,254
                                  550,000      Electricidad de Caracas Finance BV, 10.25% due
                                                 10/15/2014(e)........................................       576,125

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch High Current Income V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)
--------------------------------------------------------------------------------

                                     FACE
INDUSTRY+                          AMOUNT                          CORPORATE BONDS                          VALUE
---------------------------------------------------------------------------------------------------------------------
UTILITY
(CONCLUDED)
                              $ 1,100,000      NRG Energy, Inc., 8% due 12/15/2013(e).................  $  1,199,000
                                3,000,000      Nevada Power Co., 9% due 8/15/2013.....................     3,510,000
                                1,150,000      Reliant Energy, Inc., 6.75% due 12/15/2014.............     1,142,813
                                2,500,000      SEMCO Energy, Inc., 7.75% due 5/15/2013................     2,745,313
                                  325,000      Southern Natural Gas Co., 8.875% due 3/15/2010.........       364,000
                                3,000,000      Southern Star Central Corp., 8.50% due 8/01/2010.......     3,322,500
                                1,000,000      Transcontinental Gas Pipe Line Corp. Series B, 7% due
                                                 8/15/2011............................................     1,096,250
                                                                                                        ------------
                                                                                                          28,307,381
---------------------------------------------------------------------------------------------------------------------
WIRELESS                          847,000      American Tower Corp., 9.375% due 2/01/2009.............       895,702
COMMUNICATIONS--2.7%
                                1,350,000      American Towers, Inc., 7.25% due 12/01/2011............     1,431,000
                                  875,000      Centennial Cellular Operating Co., 10.125% due
                                                 6/15/2013............................................       982,187
                                  450,000      Dobson Cellular Systems, 8.375% due 11/01/2011(e)......       464,625
                                  475,000      NorthWestern Corp., 5.875% due 11/01/2014(e)...........       485,911
                                               Rogers Wireless Communications, Inc.:
                                  250,000        5.525% due 12/15/2010(e)(f)..........................       261,875
                                  250,000        8% due 12/15/2012(e).................................       264,375
                                1,500,000        6.375% due 3/01/2014.................................     1,485,000
                                  475,000      SBA Telecommunications, Inc., 9.75% due
                                                 12/15/2011(d)........................................       400,188
                                  675,000      Spectrasite, Inc., 8.25% due 5/15/2010.................       720,563
                                1,000,000      UbiquiTel Operating Co., 9.875% due 3/01/2011(e).......     1,122,500
                                                                                                        ------------
                                                                                                           8,513,926
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN CORPORATE BONDS
                                               (COST--$295,247,353)--92.8%............................   295,390,846
---------------------------------------------------------------------------------------------------------------------
                                   SHARES
                                     HELD                           COMMON STOCKS
---------------------------------------------------------------------------------------------------------------------
ENERGY--0.5%                        1,826      Texcal Energy LLC Class A Common Unit(b)...............     1,698,180
---------------------------------------------------------------------------------------------------------------------
STEEL--0.0%                            68      Wheeling-Pittsburgh Corporation(b).....................         2,621
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN COMMON STOCKS
                                               (COST--$1,698,308)--0.5%...............................     1,700,801
---------------------------------------------------------------------------------------------------------------------
                                                                     WARRANTS(G)
---------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.0%         22,461      NTL Incorporated.......................................        89,844
---------------------------------------------------------------------------------------------------------------------
PACKAGING--0.0%                     4,000      Pliant Corporation.....................................            40
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN WARRANTS
                                               (COST--$22,461)--0.0%..................................        89,884
---------------------------------------------------------------------------------------------------------------------
                                                                PREFERRED SECURITIES
---------------------------------------------------------------------------------------------------------------------
                                SHARES
INDUSTRY+                        HELD                             PREFERRED STOCKS                          VALUE
---------------------------------------------------------------------------------------------------------------------
BROADCASTING--0.3%                 24,000      Emmis Communications Corp. Class A.....................  $  1,105,200
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--0.0%               47      PTV, Inc. Series A.....................................           213
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN PREFERRED STOCKS
                                               (COST--$1,006,957)--0.3%...............................     1,105,413
---------------------------------------------------------------------------------------------------------------------
                                     FACE
                                   AMOUNT                          TRUST PREFERRED
---------------------------------------------------------------------------------------------------------------------
STEEL--1.1%                   $ 3,000,000      United States Steel LLC, 2.50% due 12/31/2031..........     3,345,326
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN TRUST PREFERRED
                                               (COST--$2,810,000)--1.1%...............................     3,345,326
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN PREFERRED SECURITIES
                                               (COST--$3,816,957)--1.4%...............................     4,450,739
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch High Current Income V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)
--------------------------------------------------------------------------------

                               BENEFICIAL
                                 INTEREST                        OTHER INTERESTS(H)                         VALUE
---------------------------------------------------------------------------------------------------------------------
                              $ 7,560,480      US Airways Group, Inc.--Certificate of Beneficial
                                                 Interest.............................................  $  2,116,934
                                3,500,000      Wheeling-Pittsburgh Corporation (Litigation Trust
                                                 Certificates)(b).....................................            35
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN OTHER INTERESTS
                                               (COST--$2,041,330)--0.7%...............................     2,116,969
---------------------------------------------------------------------------------------------------------------------
                                                                SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                              $ 8,700,723      Merrill Lynch Liquidity Series, LLC Cash Sweep Series
                                                 I(i).................................................     8,700,723
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                               (COST--$8,700,723)--2.7%...............................     8,700,723
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$311,527,132*)--98.1%...........................   312,449,962
                                               OTHER ASSETS LESS LIABILITIES--1.9%....................     5,915,412
                                                                                                        ------------
                                               NET ASSETS--100.0%.....................................  $318,365,374
                                                                                                        ============
---------------------------------------------------------------------------------------------------------------------

+ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

* The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

---------------------------------------------------------------------------
Aggregate cost..............................................   $311,198,234
                                                               ============
Gross unrealized appreciation...............................   $ 20,069,954
Gross unrealized depreciation...............................    (18,818,226)
                                                               ------------
Net unrealized appreciation.................................   $  1,251,728
                                                               ============
---------------------------------------------------------------------------

(a) Represents a pay-in-kind security, which may pay interest/dividends in additional face/shares.

(b) Non-income producing security.

(c) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(d) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f)  Floating rate note.

(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(h) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.

(i) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

--------------------------------------------------------------------------------------
                                                                              INTEREST
AFFILIATE                                                      NET ACTIVITY    INCOME
--------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $(1,133,401)   $222,844
--------------------------------------------------------------------------------------

Swaps outstanding as of December 31, 2004 were as follows:

----------------------------------------------------------------------------------------
                                                                NOTIONAL     UNREALIZED
                                                                 AMOUNT     APPRECIATION
----------------------------------------------------------------------------------------
Sold credit default protection on Dow Jones CDX North
America Series 3 High Yield Single B and receive 4% interest
  Broker, JPMorgan Chase Bank
  Expires December 2009.....................................   $3,000,000     $93,750
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch High Current Income V.I. Fund
Schedule of Investments as of December 31, 2004 (concluded)
--------------------------------------------------------------------------------

Financial futures contracts sold as of December 31, 2004 were as follows:

-----------------------------------------------------------------------------
NUMBER OF                               EXPIRATION     FACE       UNREALIZED
CONTRACTS             ISSUE                DATE       VALUE      DEPRECIATION
-----------------------------------------------------------------------------
   30      Ten-Year U.S. Treasury Note  March 2005  $3,320,581     $(37,544)
-----------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch High Current Income V.I. Fund
Statement of Assets and Liabilities as of December 31, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$302,826,409).......................................                   $ 303,749,239
Investments in affiliated securities, at value (identified
  cost--$8,700,723).........................................                       8,700,723
Cash........................................................                         235,697
Cash on deposit for financial futures contracts.............                         100,000
Unrealized appreciation on swaps............................                          93,750
Swap premiums paid..........................................                           3,532
Receivables:
  Interest (including $23,308 from affiliates)..............  $   5,734,300
  Interest on swaps.........................................         34,333
  Dividends.................................................         18,750
  Capital shares sold.......................................            276        5,787,659
                                                              -------------
Prepaid expenses and other assets...........................                         459,166
                                                                               -------------
Total assets................................................                     319,129,766
                                                                               -------------
---------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................        459,934
  Investment adviser........................................        147,564
  Capital shares redeemed...................................         86,140
  Variation margin..........................................         20,156
  Other affiliates..........................................          2,529          716,323
                                                              -------------
Accrued expenses............................................                          48,069
                                                                               -------------
Total liabilities...........................................                         764,392
                                                                               -------------
---------------------------------------------------------------------------------------------
NET ASSETS..................................................                   $ 318,365,374
                                                                               =============
---------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                   $   3,918,420
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                              13
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                              13
Paid-in capital in excess of par............................                     499,113,153
Undistributed investment income--net........................  $   2,898,279
Accumulated realized capital losses--net....................   (188,543,540)
Unrealized appreciation--net................................        979,036
                                                              -------------
Total accumulated losses--net...............................                    (184,666,225)
                                                                               -------------
NET ASSETS..................................................                   $ 318,365,374
                                                                               =============
---------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $318,363,280 and 39,184,199
  shares outstanding........................................                   $        8.12
                                                                               =============
Class II--Based on net assets of $1,047 and 128.78 shares
  outstanding...............................................                   $        8.13
                                                                               =============
Class III--Based on net assets of $1,047 and 128.78 shares
  outstanding...............................................                   $        8.13
                                                                               =============
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch High Current Income V.I. Fund
Statement of Operations for the Year Ended December 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (including $222,844 from affiliates)...............                 $26,146,143
Dividends...................................................                     145,998
Other.......................................................                     722,812
                                                                             -----------
Total income................................................                  27,014,953
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 1,549,273
Accounting services.........................................      109,232
Professional fees...........................................       48,700
Custodian fees..............................................       29,324
Pricing services............................................       28,670
Printing and shareholder reports............................       27,086
Directors' fees and expenses................................       18,615
Transfer agent fees.........................................        5,001
Other.......................................................       19,781
                                                              -----------
Total expenses..............................................                   1,835,682
                                                                             -----------
Investment income--net......................................                  25,179,271
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)--NET:
Realized loss on:
  Investments--net..........................................     (423,495)
  Futures contracts and swaps--net..........................      (22,616)      (446,111)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   11,058,880
  Futures contracts and swaps--net..........................       56,206     11,115,086
                                                              -----------    -----------
Total realized and unrealized gain--net.....................                  10,668,975
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $35,848,246
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch High Current Income V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2004           2003
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 25,179,271   $ 25,039,180
Realized loss--net..........................................      (446,111)   (41,774,608)
Change in unrealized appreciation/depreciation--net.........    11,115,086     92,491,424
                                                              ------------   ------------
Net increase in net assets resulting from operations........    35,848,246     75,755,996
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................   (25,105,807)   (26,525,847)
  Class II..................................................           (19)            --
  Class III.................................................           (19)            --
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................   (25,105,845)   (26,525,847)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................   (28,004,370)    11,862,955
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   (17,261,969)    61,093,104
Beginning of year...........................................   335,627,343    274,534,239
                                                              ------------   ------------
End of year*................................................  $318,365,374   $335,627,343
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $  2,898,279   $  2,613,205
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch High Current Income V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                      CLASS I
FINANCIAL STATEMENTS.                                      --------------------------------------------------------
                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                      2004        2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $   7.86    $   6.69    $   7.53    $   8.06    $   9.59
                                                           --------    --------    --------    --------    --------
Investment income--net**.................................       .62         .60         .68         .88         .96
Realized and unrealized gain (loss)--net.................       .25        1.20        (.80)       (.55)      (1.59)
                                                           --------    --------    --------    --------    --------
Total from investment operations.........................       .87        1.80        (.12)        .33        (.63)
                                                           --------    --------    --------    --------    --------
Less dividends from investment income--net...............      (.61)       (.63)       (.72)       (.86)       (.90)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year.............................  $   8.12    $   7.86    $   6.69    $   7.53    $   8.06
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................    11.68%      28.28%      (1.39%)      4.01%      (7.09%)
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................      .57%        .56%        .57%        .58%        .54%
                                                           ========    ========    ========    ========    ========
Investment income--net...................................     7.77%       8.15%       9.75%      10.82%      10.72%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $318,363    $335,627    $274,534    $364,723    $404,344
                                                           ========    ========    ========    ========    ========
Portfolio turnover.......................................    55.07%      78.45%      51.73%      32.01%      28.63%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*   Total investment returns exclude insurance-related fees and expenses.

**  Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch High Current Income V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                     FOR THE PERIOD
FINANCIAL STATEMENTS.                                          SEPTEMBER 30, 2004++
                                                               TO DECEMBER 31, 2004
                                                              ----------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       CLASS II     CLASS III
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $   7.91     $   7.91
                                                              --------     --------
Investment income--net***...................................       .16          .16
Realized and unrealized gain--net...........................       .21          .21
                                                              --------     --------
Total from investment operations............................       .37          .37
                                                              --------     --------
Less dividends from investment income--net..................      (.15)        (.15)
                                                              --------     --------
Net asset value, end of period..............................  $   8.13     $   8.13
                                                              ========     ========
------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................     4.70%+       4.70%+
                                                              ========     ========
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      .57%*        .57%*
                                                              ========     ========
Investment income--net......................................     7.75%*       7.75%*
                                                              ========     ========
------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $      1     $      1
                                                              ========     ========
Portfolio turnover..........................................    55.07%       55.07%
                                                              ========     ========
------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Aggregate total investment return.

++  Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch High Current Income V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Merrill Lynch High Current Income V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. The Fund offers multiple classes of shares. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the over-the-counter ("OTC") market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset

--------------------------------------------------------------------------------

value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (d) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates.

  (e) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (f) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (g) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $208,645 has been reclassified between accumulated realized capital losses and undistributed net investment income and $3,003 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to amortization methods on fixed income securities and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's Merrill Lynch Core Bond V.I. Fund at the following annual rates: .55% of such average daily net assets not exceeding $250 million; .50% of such average daily net assets in excess of $250 million but not more than $500 million; .45% of such average daily net assets in excess of $500 million but not more than $750 million; and .40% of such average daily net assets in excess of $750 million. For the year ended December 31, 2004, the aggregate average daily

--------------------------------------------------------------------------------

net assets of the Fund and the Company's Merrill Lynch Core Bond V.I. Fund was approximately $945,510,000. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Company. There is no increase in the aggregate fees paid by the Company for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the period ended December 31, 2004, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC") an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.
  For the year ended December 31, 2004, the Fund reimbursed MLIM $6,775 for certain accounting services.

  In addition, for the year ended December 31, 2004, MLPF&S earned $2,844 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2004 were $166,878,363 and $193,001,216, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $(28,004,370) and $11,862,955 for the years ended December 31, 2004 and December 31, 2003, respectively.

Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     556,733    $  4,396,577
Shares issued to shareholders in
 reinvestment of dividends...........   3,203,059      25,105,807
                                       ----------    ------------
Total issued.........................   3,759,792      29,502,384
Shares redeemed......................  (7,299,025)    (57,508,792)
                                       ----------    ------------
Net decrease.........................  (3,539,233)   $(28,006,408)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,278,573    $ 16,619,777
Shares issued to shareholders in
 reinvestment of dividends...........   3,698,384      26,525,847
                                       ----------    ------------
Total issued.........................   5,976,957      43,145,624
Shares redeemed......................  (4,300,468)    (31,282,669)
                                       ----------    ------------
Net increase.........................   1,676,489    $ 11,862,955
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------
Class II Shares for the Period                             Dollar
September 30, 2004+ to December 31, 2004    Shares         Amount
--------------------------------------------------------------------
Shares sold...........................           127    $      1,000
Shares issued to shareholders in
 reinvestment of dividends............             2              19
                                          ----------    ------------
Net increase..........................           129    $      1,019
                                          ==========    ============
--------------------------------------------------------------------

+ Commencement of operations.

--------------------------------------------------------------------
Class III Shares for the Period                            Dollar
September 30, 2004+ to December 31, 2004    Shares         Amount
--------------------------------------------------------------------
Shares sold...........................           127    $      1,000
Shares issued to shareholders in
 reinvestment of dividends............             2              19
                                          ----------    ------------
Net increase..........................           129    $      1,019
                                          ==========    ============
--------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The

--------------------------------------------------------------------------------

Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

6. DISTRIBUTION TO SHAREHOLDERS:

The Fund paid an ordinary income dividend in the amount of $.058482 per share on January 3, 2005 to shareholders of record on December 31, 2004.

  The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:

------------------------------------------------------------------
                                         12/31/2004    12/31/2003
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $25,105,845   $26,525,847
                                         -----------   -----------
Total taxable distributions............  $25,105,845   $26,525,847
                                         ===========   ===========
------------------------------------------------------------------

  As of December 31, 2004, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net................  $   2,569,381
Undistributed long-term capital gains--net........             --
                                                    -------------
Total undistributed earnings--net.................      2,569,381
Capital loss carryforward.........................   (188,581,084)*
Unrealized gains--net.............................      1,345,478**
                                                    -------------
Total accumulated losses--net.....................  $(184,666,225)
                                                    =============
-----------------------------------------------------------------

 *On December 31, 2004, the Fund had a net capital loss carryforward of $188,581,084, of which $3,029,074 expires in 2006; $9,712,654 expires in 2007;
  $23,145,308 expires in 2008; $35,064,410 expires in 2009; $63,839,053 expires in 2010; $44,871,728 expires in 2011; and $8,918,857 expires in 2012. This amount will be available to offset like amounts of any future taxable gains. **The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on certain future contracts and other book/tax temporary differences.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch High Current Income V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF MERRILL LYNCH HIGH CURRENT INCOME V.I. FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch High Current Income V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch High Current Income V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 16, 2005

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
December 31, 2004--Annual Report
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  The year 2004 proved to be a positive one for U.S. equity markets, as the Standard & Poor's 500 (S&P 500) Index returned +10.88% for the 12 months ended December 31, 2004. Index gains were modest in the first and second quarters of the year, at +1.69% and +1.72%, respectively. The S&P 500 Index slid in the third quarter, returning -1.87%, but experienced a strong bounce back in the fourth quarter, with a return of +9.23%.

  Economic news was mixed for much of the first three quarters before turning generally positive in the fourth quarter. The first quarter was impacted positively by good productivity and gross domestic product numbers, but set back by the railroad bombing in Madrid, Spain, which caused market volatility to increase substantially. Heading into the second quarter, renewed fears of terrorist attacks cast the long shadow of geopolitical unrest on equity markets around the world. The aura of uncertainty in the second quarter was led by a range of factors, including persistent violence in Iraq, record-high oil prices and mixed, though slowly improving, U.S. economic data. As the second quarter drew to a close, the drumbeat of presidential election drama gradually swelled in the United States.

  As the third quarter progressed, the course of economic news slowly began to point toward a strengthening economy. Despite better-than-expected corporate earnings and Federal Reserve Board (Fed) Chairman Alan Greenspan's congressional testimony that his outlook on economic growth remained constructive, a number of uncertainties hampered the U.S. equity market in the third quarter. Election buildup, a shifting Fed policy and higher oil prices fanned the flames of fear that the U.S. economy would slow.

  The fourth quarter, however, proved to be the break-out that investors were looking for in the U.S. equity markets, as negative October headlines segued into positive November and December news. As a result of lower oil prices, unwinding of the election uncertainty, reasonably good economic and earnings news, and the beginning of the seasonally strong year-end period, the market experienced a positive post-election bounce. As expected, the Fed continued to raise the federal funds rate, more than doubling it from 1% to 2.25% by year-end.

  Small- and mid-capitalization stocks generally had better returns than large-capitalization stocks for 2004, with the S&P SmallCap 600 Index returning +22.65% and the S&P MidCap 400 Index returning +16.48%.

  Merrill Lynch Index 500 V.I. Fund was able to meet its objective of closely replicating the returns of the S&P 500 Index for the year. For the 12-month period ended December 31, 2004, the Fund's Class I Shares had a total return of +10.51%. This compared to the S&P 500 Index's return of +10.88% for the same period. Since inception on September 30, 2004 through December 31, 2004, the Fund's Class II and Class III Shares both returned +9.12%, compared to the Index return of +9.23%.

  The S&P 500 Index is a market-weighted index composed of 500 common stocks issued by large-capitalization U.S. companies in a wide range of businesses. The stocks included in the Index collectively represent a substantial portion of all common stocks publicly traded in the United States.

  On December 31, 2004, the S&P 500 Index closed at 1,211.92 with a price return of +8.99%. The Dow Jones Industrial Average closed at 10,783.01 with a price return of +3.15%, while the Nasdaq Composite Index returned +8.59% with a closing level of 2,175.44. European markets delivered comparable gains, with the Financial Times Stock Exchange 100 Index closing at 4,814.30, representing a return of +7.54% in sterling. In the meantime, the Morgan Stanley Capital International World Index was up 12.84% in U.S. dollar terms, with a closing level of 1,169.34 at December 31, 2004.

  The value style of investing outperformed the growth style for the year, with the S&P 500 Barra Value Index returning +15.70% versus the +6.13% return of the S&P 500 Barra Growth Index.

  Turning to sector performance, all 10 S&P 500 sectors posted a positive return for the year. The top performer was energy, which was up 28.77%, followed by utilities and telecommunication services, with respective returns of +19.60% and +15.98%. The worst performer for the year was health care, which was up only ..24%. Also at the bottom were information technology and consumer staples, with respective one-year returns of +2.13% and +6.04%.

--------------------------------------------------------------------------------

PORTFOLIO ACTIVITY

  Over the course of the year, as the composition of the S&P 500 Index changed, the Fund purchased and sold securities to maintain its objective of seeking to replicate the risks and return of the benchmark.

  For its part, we expect the portfolio to continue to meet its objective of closely tracking the performance of the Index in 2005.

IN CONCLUSION

  We thank you for your continued investment in Merrill Lynch Index 500 V.I. Fund, and we look forward to serving your future investment needs.

Sincerely,

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers

/s/ Richard J. Vella
Richard J. Vella
Vice President and Senior Portfolio Manager

January 14, 2005

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Portfolio Information as of December 31, 2004
--------------------------------------------------------------------------------

                                                                 PERCENT OF
                                                                    TOTAL
SECTOR WEIGHTINGS                                                INVESTMENTS
-------------------------------------------------------------------------------
Financials..................................................       20.2%
Information Technology......................................        15.7
Health Care.................................................        12.4
Consumer Discretionary......................................        11.7
Industrials.................................................        11.6
Consumer Staples............................................        10.3
Energy......................................................         7.0
Telecommunication Services..................................         3.2
Materials...................................................         3.1
Utilities...................................................         2.9
Other*......................................................         1.9
-------------------------------------------------------------------------------

*    Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Total Return Based on a $10,000 Investment--Class I Shares
--------------------------------------------------------------------------------
[LINE GRAPH]

                                                                MERRILL LYNCH INDEX 500 V.I.
                                                                  FUND+ - CLASS I SHARES*         STANDARD & POOR'S 500 INDEX++
                                                                ----------------------------      -----------------------------
12/13/96**                                                                 10000                              10000
12/96                                                                      10167                              10174
12/97                                                                      13504                              13568
12/98                                                                      17323                              17446
12/99                                                                      20875                              21117
12/00                                                                      18917                              19194
12/01                                                                      16595                              16913
12/02                                                                      12877                              13175
12/03                                                                      16500                              16954
12/04                                                                      18235                              18799

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** Commencement of operations.
+ The Fund is required to invest at least 80% of its net assets in the common stocks of the S&P 500 Index and in derivative instruments linked to the S&P 500.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                RETURN
--------------------------------------------------------------------
One Year Ended 12/31/04                                       +10.51%
--------------------------------------------------------------------
Five Years Ended 12/31/04                                     - 2.67
--------------------------------------------------------------------
Inception (12/13/96) through 12/31/04                         + 7.75
--------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Aggregate Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                RETURN
--------------------------------------------------------------------
Inception (9/30/04) through 12/31/04                          +9.12%
--------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Aggregate Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                RETURN
--------------------------------------------------------------------
Inception (9/30/04) through 12/31/04                          +9.12%
--------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2004                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +6.95%         +10.51%
-----------------------------------------------------------------------------------------
Class II Shares*                                                    --              --
-----------------------------------------------------------------------------------------
Class III Shares*                                                   --              --
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +7.19          +10.88
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares. Class II and Class III Shares commenced operations on 9/30/04.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                                               DURING THE PERIOD++
                                                                                ENDING                ENDED
                                                           BEGINNING         ACCOUNT VALUE        DECEMBER 31,
                                                        ACCOUNT VALUE+     DECEMBER 31, 2004          2004*
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                     $1,000             $1,069.50              $2.03
------------------------------------------------------------------------------------------------------------------
Class II                                                    $1,000             $1,091.20              $1.04
------------------------------------------------------------------------------------------------------------------
Class III                                                   $1,000             $1,091.20              $1.04
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                     $1,000             $1,023.18              $1.99
------------------------------------------------------------------------------------------------------------------
Class II                                                    $1,000             $1,011.71              $1.00
------------------------------------------------------------------------------------------------------------------
Class III                                                   $1,000             $1,011.71              $1.00
------------------------------------------------------------------------------------------------------------------

+ July 1, 2004 for Class I Shares and September 30, 2004 (commencement of operations) for Class II and Class III Shares.
++ The period represents the six months ended for Class I Shares and from September 30, 2004 to December 31, 2004 for Class II and Class III Shares.
* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.39% for Class I, .39% for Class II and .39% for Class
    III), multiplied by the average account value over the period, multiplied by 184/366 for Class I and 93/366 for Class II and Class III (to reflect the one-half year period shown for Class I and actual days since inception for Class II and Class III).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year for Class I and actual days since inception for Class II and Class III divided by 366.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Schedule of Investments as of December 31, 2004
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY*                           HELD                            COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.0%         29,028      Boeing Co. ..............................................   $  1,502,780
                                   6,864      General Dynamics Corp. ..................................        717,974
                                   4,063      Goodrich Corp. ..........................................        132,616
                                  29,663      Honeywell International, Inc. ...........................      1,050,367
                                   4,029      L-3 Communications Holdings, Inc. .......................        295,084
                                  15,733      Lockheed Martin Corp. ...................................        873,968
                                  12,340      Northrop Grumman Corp....................................        670,802
                                  15,346      Raytheon Co. ............................................        595,885
                                   6,383      Rockwell Collins, Inc. ..................................        251,746
                                  17,682      United Technologies Corp. ...............................      1,827,435
                                                                                                          ------------
                                                                                                             7,918,657
-----------------------------------------------------------------------------------------------------------------------
AIR FREIGHT &
LOGISTICS--1.1%                   10,355      FedEx Corp. .............................................      1,019,864
                                   2,184      Ryder System, Inc........................................        104,330
                                  39,000      United Parcel Service, Inc. .............................      3,332,940
                                                                                                          ------------
                                                                                                             4,457,134
-----------------------------------------------------------------------------------------------------------------------
AIRLINES--0.1%                     3,099      +Delta Air Lines, Inc.(c)................................         23,181
                                  27,275      Southwest Airlines Co. ..................................        444,037
                                                                                                          ------------
                                                                                                               467,218
-----------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS--0.2%              2,706      Cooper Tire & Rubber Co. ................................         58,314
                                   5,198      Dana Corp. ..............................................         90,081
                                  20,485      Delphi Corp. ............................................        184,775
                                   5,934      +The Goodyear Tire & Rubber Co. .........................         86,992
                                   6,546      Johnson Controls, Inc. ..................................        415,278
                                   4,574      Visteon Corp. ...........................................         44,688
                                                                                                          ------------
                                                                                                               880,128
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--0.6%                 63,171      Ford Motor Co. ..........................................        924,823
                                  19,983      General Motors Corp. ....................................        800,519
                                  10,152      Harley-Davidson, Inc. ...................................        616,734
                                                                                                          ------------
                                                                                                             2,342,076
-----------------------------------------------------------------------------------------------------------------------
BEVERAGES--2.2%                    1,341      Adolph Coors Co. Class B.................................        101,473
                                  27,631      Anheuser-Busch Cos., Inc. ...............................      1,401,721
                                   4,618      Brown-Forman Corp. Class B...............................        224,804
                                  83,896      The Coca-Cola Co. .......................................      3,492,590
                                  16,237      Coca-Cola Enterprises, Inc. .............................        338,541
                                   9,604      Pepsi Bottling Group, Inc. ..............................        259,692
                                  58,639      PepsiCo, Inc. ...........................................      3,060,956
                                                                                                          ------------
                                                                                                             8,879,777
-----------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--1.3%               43,823      +Amgen, Inc. ............................................      2,811,245
                                   7,452      Applera Corp.--Applied Biosystems Group..................        155,821
                                  11,726      +Biogen Idec, Inc. ......................................        781,069
                                   6,621      +Chiron Corp. ...........................................        220,678
                                   7,800      +Genzyme Corp. ..........................................        452,946
                                  14,900      +Gilead Sciences, Inc. ..................................        521,351
                                   8,858      +Medimmune, Inc. ........................................        240,140
                                                                                                          ------------
                                                                                                             5,183,250
-----------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS--0.2%            7,400      +American Standard Cos., Inc. ...........................        305,768
                                  16,151      Masco Corp. .............................................        589,996
                                                                                                          ------------
                                                                                                               895,764
-----------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--2.8%             26,832      The Bank of New York Co., Inc............................        896,725
                                   3,553      The Bear Stearns Cos., Inc. .............................        363,507
                                  47,165      The Charles Schwab Corp. ................................        564,093
                                  12,900      +E*Trade Financial Corp. ................................        192,855
                                   3,700      Federated Investors, Inc. Class B........................        112,480
                                   8,922      Franklin Resources, Inc. ................................        621,417
                                  16,800      Goldman Sachs Group, Inc. ...............................      1,747,872

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY*                           HELD                            COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
(CONCLUDED)
                                   8,311      Janus Capital Group, Inc. ...............................   $    139,708
                                   9,400      Lehman Brothers Holdings, Inc. ..........................        822,312
                                  14,611      Mellon Financial Corp. ..................................        454,548
                                  32,479      Merrill Lynch & Co., Inc.(a).............................      1,941,270
                                  37,963      Morgan Stanley...........................................      2,107,706
                                   7,801      Northern Trust Corp. ....................................        378,973
                                  11,593      State Street Corp. ......................................        569,448
                                   4,393      T Rowe Price Group, Inc. ................................        273,245
                                                                                                          ------------
                                                                                                            11,186,159
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.6%                    7,589      Air Products & Chemicals, Inc. ..........................        439,934
                                  32,436      The Dow Chemical Co. ....................................      1,605,906
                                  34,496      EI Du Pont de Nemours & Co. .............................      1,692,029
                                   2,658      Eastman Chemical Co. ....................................        153,446
                                   9,576      Ecolab, Inc. ............................................        336,405
                                   4,330      Engelhard Corp. .........................................        132,801
                                   1,711      Great Lakes Chemical Corp. ..............................         48,746
                                   3,876      +Hercules, Inc. .........................................         57,559
                                   3,299      International Flavors & Fragrances, Inc. ................        141,329
                                   9,267      Monsanto Co. ............................................        514,782
                                   5,943      PPG Industries, Inc. ....................................        405,075
                                  11,554      Praxair, Inc. ...........................................        510,109
                                   7,788      Rohm & Haas Co. .........................................        344,463
                                   2,517      Sigma-Aldrich Corp. .....................................        152,178
                                                                                                          ------------
                                                                                                             6,534,762
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--5.9%            13,030      AmSouth Bancorp..........................................        337,477
                                  19,496      BB&T Corp. ..............................................        819,807
                                 139,612      Bank of America Corp. ...................................      6,560,368
                                   6,126      Comerica, Inc. ..........................................        373,809
                                   4,653      Compass Bancshares, Inc. ................................        226,462
                                  19,719      Fifth Third Bancorp......................................        932,314
                                   4,300      First Horizon National Corp. ............................        185,373
                                   8,205      Huntington Bancshares, Inc. .............................        203,320
                                  14,103      Keycorp..................................................        478,092
                                   4,100      M&T Bank Corp. ..........................................        442,144
                                   7,800      Marshall & Ilsley Corp. .................................        344,760
                                  24,325      National City Corp. .....................................        913,404
                                  15,211      North Fork Bancorporation, Inc. .........................        438,837
                                   9,864      PNC Financial Services Group, Inc. ......................        566,588
                                  16,315      Regions Financial Corp. .................................        580,651
                                  11,696      SunTrust Banks, Inc. ....................................        864,100
                                  10,710      Synovus Financial Corp. .................................        306,092
                                  65,604      US Bancorp...............................................      2,054,717
                                  55,645      Wachovia Corp. ..........................................      2,926,927
                                  58,403      Wells Fargo & Co. .......................................      3,629,746
                                   3,124      Zions Bancorporation.....................................        212,526
                                                                                                          ------------
                                                                                                            23,397,514
-----------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES &
SUPPLIES--1.0%                    10,194      +Allied Waste Industries, Inc. ..........................         94,600
                                   6,400      +Apollo Group, Inc. Class A..............................        516,544
                                   3,767      Avery Dennison Corp. ....................................        225,907
                                  36,428      Cendant Corp. ...........................................        851,687
                                   5,936      Cintas Corp. ............................................        260,353
                                   5,179      Equifax, Inc. ...........................................        145,530
                                   6,381      H&R Block, Inc. .........................................        312,669
                                   4,071      +Monster Worldwide, Inc. ................................        136,948
                                   8,515      Pitney Bowes, Inc. ......................................        394,074
                                   7,544      RR Donnelley & Sons Co. .................................        266,228

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY*                           HELD                            COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES &
SUPPLIES
(CONCLUDED)                        5,986      Robert Half International, Inc. .........................   $    176,168
                                  20,410      Waste Management, Inc. ..................................        611,075
                                                                                                          ------------
                                                                                                             3,991,783
-----------------------------------------------------------------------------------------------------------------------

COMMUNICATIONS
EQUIPMENT--2.6%                   27,949      +ADC Telecommunications, Inc. ...........................         74,903
                                   5,925      +Andrew Corp. ...........................................         80,758
                                  15,613      +Avaya, Inc. ............................................        268,544
                                  19,703      +Ciena Corp. ............................................         65,808
                                 227,415      +Cisco Systems, Inc. ....................................      4,389,110
                                   7,576      +Comverse Technology, Inc. ..............................        185,233
                                  48,158      +Corning, Inc. ..........................................        566,820
                                  50,977      +JDS Uniphase Corp. .....................................        161,597
                                 149,742      +Lucent Technologies, Inc. ..............................        563,030
                                  81,636      Motorola, Inc. ..........................................      1,404,139
                                  56,268      Qualcomm, Inc. ..........................................      2,385,763
                                   5,280      Scientific-Atlanta, Inc. ................................        174,293
                                  15,733      +Tellabs, Inc. ..........................................        135,146
                                                                                                          ------------
                                                                                                            10,455,144
-----------------------------------------------------------------------------------------------------------------------

COMPUTERS &
PERIPHERALS--3.9%                 13,695      +Apple Computer, Inc. ...................................        881,958
                                  86,276      +Dell, Inc. .............................................      3,635,671
                                  83,204      +EMC Corp. ..............................................      1,237,243
                                  12,879      +Gateway, Inc. ..........................................         77,403
                                 105,343      Hewlett-Packard Co. .....................................      2,209,043
                                  57,534      International Business Machines Corp. ...................      5,671,702
                                   4,607      +Lexmark International, Inc. Class A.....................        391,595
                                   3,270      +NCR Corp. ..............................................        226,382
                                  12,365      +Network Appliance, Inc. ................................        410,765
                                   3,443      +QLogic Corp. ...........................................        126,461
                                 114,912      +Sun Microsystems, Inc. .................................        618,227
                                                                                                          ------------
                                                                                                            15,486,450
-----------------------------------------------------------------------------------------------------------------------

CONSTRUCTION &
ENGINEERING--0.0%                  2,874      Fluor Corp. .............................................        156,662

-----------------------------------------------------------------------------------------------------------------------
CONSTRUCTION
MATERIALS--0.1%.............       3,550      Vulcan Materials Co. ....................................        193,866
-----------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--1.4%            43,778      American Express Co. ....................................      2,467,766
                                   8,332      Capital One Financial Corp. .............................        701,638
                                  44,139      MBNA Corp. ..............................................      1,244,278
                                  10,079      +Providian Financial Corp. ..............................        166,001
                                  15,623      SLM Corp. ...............................................        834,112
                                                                                                          ------------
                                                                                                             5,413,795
-----------------------------------------------------------------------------------------------------------------------

CONTAINERS & PACKAGING--0.2%       4,236      Ball Corp. ..............................................        186,299
                                   3,656      Bemis Co. ...............................................        106,353
                                   6,267      +Pactiv Corp. ...........................................        158,492
                                   3,060      +Sealed Air Corp. .......................................        163,006
                                   1,954      Temple-Inland, Inc. .....................................        133,654
                                                                                                          ------------
                                                                                                               747,804
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTORS--0.1%                 6,138      Genuine Parts Co. .......................................        270,440
-----------------------------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL
SERVICES--3.7%                     7,500      CIT Group, Inc. .........................................        343,650
                                 179,351      Citigroup, Inc. .........................................      8,641,131
                                 123,368      JPMorgan Chase & Co. ....................................      4,812,586
                                   5,402      Moody's Corp. ...........................................        469,164
                                  10,900      Principal Financial Group................................        446,246
                                                                                                          ------------
                                                                                                            14,712,777
-----------------------------------------------------------------------------------------------------------------------

DIVERSIFIED
TELECOMMUNICATION
SERVICES--2.9%                    26,879      AT&T Corp. ..............................................        512,314
                                  10,687      Alltel Corp. ............................................        627,968
                                  63,425      BellSouth Corp. .........................................      1,762,581
                                   5,602      CenturyTel, Inc. ........................................        198,703

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY*                           HELD                            COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED
TELECOMMUNICATION SERVICES
(CONCLUDED)
                                   9,003      Citizens Communications Co. .............................   $    124,151
                                  62,696      +Qwest Communications International......................        278,370
                                 115,184      SBC Communications, Inc. ................................      2,968,292
                                  50,163      Sprint Corp. ............................................      1,246,551
                                  95,918      Verizon Communications, Inc. ............................      3,885,638
                                                                                                          ------------
                                                                                                            11,604,568
-----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.0%           5,322      +Allegheny Energy, Inc. .................................        104,897
                                   6,597      Ameren Corp. ............................................        330,774
                                  13,818      American Electric Power Co., Inc. .......................        474,510
                                  11,183      Centerpoint Energy, Inc. ................................        126,368
                                   6,273      Cinergy Corp. ...........................................        261,145
                                   7,858      Consolidated Edison, Inc. ...............................        343,788
                                   6,023      DTE Energy Co. ..........................................        259,772
                                  12,096      Edison International.....................................        387,435
                                   7,772      Entergy Corp. ...........................................        525,309
                                  22,778      Exelon Corp. ............................................      1,003,826
                                   6,307      FPL Group, Inc. .........................................        471,448
                                  11,388      FirstEnergy Corp. .......................................        449,940
                                  14,481      +PG&E Corp. .............................................        481,928
                                   6,279      PPL Corp. ...............................................        334,545
                                   3,124      Pinnacle West Capital Corp. .............................        138,737
                                   8,529      Progress Energy, Inc. ...................................        385,852
                                  25,518      The Southern Co. ........................................        855,363
                                   7,015      TECO Energy, Inc. .......................................        107,610
                                   9,958      TXU Corp. ...............................................        642,888
                                  13,884      Xcel Energy, Inc. .......................................        252,689
                                                                                                          ------------
                                                                                                             7,938,824
-----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.5%         6,876      American Power Conversion Corp. .........................        147,146
                                   3,315      Cooper Industries Ltd. Class A...........................        225,055
                                  14,475      Emerson Electric Co. ....................................      1,014,698
                                   2,861      +Power-One, Inc. ........................................         25,520
                                   6,383      Rockwell Automation, Inc. ...............................        316,278
                                                                                                          ------------
                                                                                                             1,728,697
-----------------------------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT &
INSTRUMENTS--0.3%                 16,794      +Agilent Technologies, Inc. .............................        404,735
                                   6,915      +Jabil Circuit, Inc. ....................................        176,886
                                   6,563      Molex, Inc. .............................................        196,890
                                  19,809      +Sanmina-SCI Corp. ......................................        167,782
                                  33,235      +Solectron Corp. ........................................        177,143
                                   8,228      Symbol Technologies, Inc. ...............................        142,344
                                   3,331      Tektronix, Inc. .........................................        100,630
                                                                                                          ------------
                                                                                                             1,366,410
-----------------------------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT &
SERVICES--1.0%                     5,800      BJ Services Co. .........................................        269,932
                                  12,108      Baker Hughes, Inc. ......................................        516,648
                                  15,302      Halliburton Co. .........................................        600,450
                                   4,846      +Nabors Industries Ltd. .................................        248,551
                                   4,987      +Noble Corp. ............................................        248,053
                                   2,635      +Rowan Cos., Inc. .......................................         68,247
                                  20,545      Schlumberger Ltd. .......................................      1,375,488
                                  11,311      +Transocean, Inc. .......................................        479,473
                                                                                                          ------------
                                                                                                             3,806,842
-----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--1.3%               22,482      Archer-Daniels-Midland Co. ..............................        501,573
                                  14,193      Campbell Soup Co. .......................................        424,229
                                  18,532      ConAgra Foods, Inc. .....................................        545,767
                                  13,108      General Mills, Inc. .....................................        651,599
                                  11,949      HJ Heinz Co. ............................................        465,892
                                   9,248      Hershey Foods Corp. .....................................        513,634

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY*                           HELD                            COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS
(CONCLUDED)
                                  14,289      Kellogg Co. .............................................   $    638,147
                                   4,700      McCormick & Co., Inc. ...................................        181,420
                                  27,417      Sara Lee Corp. ..........................................        661,846
                                   7,816      WM Wrigley Jr Co. .......................................        540,789
                                                                                                          ------------
                                                                                                             5,124,896
-----------------------------------------------------------------------------------------------------------------------

FOOD & STAPLES
RETAILING--3.2%                   12,547      Albertson's, Inc. .......................................        299,622
                                  13,757      CVS Corp. ...............................................        620,028
                                  16,005      Costco Wholesale Corp. ..................................        774,802
                                  26,326      +The Kroger Co. .........................................        461,758
                                  15,447      +Safeway, Inc. ..........................................        304,924
                                   4,692      Supervalu, Inc. .........................................        161,968
                                  22,071      Sysco Corp. .............................................        842,450
                                 146,916      Wal-Mart Stores, Inc. ...................................      7,760,103
                                  35,344      Walgreen Co. ............................................      1,356,149
                                                                                                          ------------
                                                                                                            12,581,804
-----------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.2%                5,517      KeySpan Corp. ...........................................        217,646
                                   1,529      Nicor, Inc. .............................................         56,481
                                   9,111      NiSource, Inc. ..........................................        207,549
                                     985      Peoples Energy Corp. ....................................         43,291
                                                                                                          ------------
                                                                                                               524,967
-----------------------------------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT &
SUPPLIES--2.2%                     1,873      Bausch & Lomb, Inc. .....................................        120,734
                                  21,258      Baxter International, Inc. ..............................        734,251
                                   8,688      Becton Dickinson & Co. ..................................        493,478
                                   8,525      Biomet, Inc. ............................................        369,900
                                  29,082      +Boston Scientific Corp. ................................      1,033,865
                                   3,654      CR Bard, Inc. ...........................................        233,783
                                   4,000      +Fisher Scientific International.........................        249,520
                                  10,991      Guidant Corp. ...........................................        792,451
                                   5,352      +Hospira, Inc. ..........................................        179,292
                                  42,162      Medtronic, Inc. .........................................      2,094,187
                                   1,731      +Millipore Corp. ........................................         86,221
                                   4,309      PerkinElmer, Inc. .......................................         96,909
                                  12,588      +St. Jude Medical, Inc. .................................        527,815
                                  13,896      Stryker Corp. ...........................................        670,482
                                   6,136      +Thermo Electron Corp. ..................................        185,246
                                   4,500      +Waters Corp. ...........................................        210,555
                                   8,416      +Zimmer Holdings, Inc. ..................................        674,290
                                                                                                          ------------
                                                                                                             8,752,979
-----------------------------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS &
SERVICES--2.2%                     5,243      Aetna, Inc. New Shares...................................        654,064
                                   4,035      AmerisourceBergen Corp. .................................        236,774
                                  14,837      Cardinal Health, Inc. ...................................        862,772
                                  16,050      +Caremark Rx, Inc. ......................................        632,852
                                   4,763      Cigna Corp. .............................................        388,518
                                   2,700      +Express Scripts, Inc. ..................................        206,388
                                  14,475      HCA, Inc. ...............................................        578,421
                                   8,400      Health Management Associates, Inc. Class A...............        190,848
                                   5,657      +Humana, Inc. ...........................................        167,956
                                   8,414      IMS Health, Inc. ........................................        195,289
                                   4,800      +Laboratory Corp. of America Holdings....................        239,136
                                   3,549      Manor Care, Inc. ........................................        125,741
                                  10,107      McKesson Corp. ..........................................        317,966
                                   9,383      +Medco Health Solutions, Inc. ...........................        390,333
                                   3,500      Quest Diagnostics........................................        334,425
                                  16,512      +Tenet Healthcare Corp. .................................        181,302

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY*                           HELD                            COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &
SERVICES (CONCLUDED)
                                  22,529      UnitedHealth Group, Inc. ................................   $  1,983,228
                                  10,202      +WellPoint, Inc. ........................................      1,173,230
                                                                                                          ------------
                                                                                                             8,859,243
-----------------------------------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS &
LEISURE--1.6%                     21,873      Carnival Corp. ..........................................      1,260,541
                                   6,561      Darden Restaurants, Inc. ................................        182,002
                                   4,055      Harrah's Entertainment, Inc. ............................        271,239
                                  13,263      Hilton Hotels Corp. .....................................        301,601
                                  12,208      International Game Technology............................        419,711
                                   7,483      Marriott International, Inc. Class A.....................        471,279
                                  44,372      McDonald's Corp. ........................................      1,422,566
                                  14,222      +Starbucks Corp. ........................................        886,884
                                   7,509      Starwood Hotels & Resorts Worldwide, Inc. ...............        438,526
                                   2,819      Wendy's International, Inc. .............................        110,674
                                  10,442      Yum! Brands, Inc. .......................................        492,654
                                                                                                          ------------
                                                                                                             6,257,677
-----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.5%           2,785      Black & Decker Corp. ....................................        245,999
                                   4,272      Centex Corp. ............................................        254,526
                                   5,099      Fortune Brands, Inc. ....................................        393,541
                                   1,289      KB Home..................................................        134,572
                                   6,855      Leggett & Platt, Inc. ...................................        194,888
                                   2,736      Maytag Corp. ............................................         57,730
                                   9,485      Newell Rubbermaid, Inc. .................................        229,442
                                   4,342      Pulte Homes, Inc. .......................................        277,020
                                   2,041      Snap-On, Inc. ...........................................         70,129
                                   2,841      The Stanley Works........................................        139,181
                                   2,534      Whirlpool Corp. .........................................        175,378
                                                                                                          ------------
                                                                                                             2,172,406
-----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.8%           5,668      Clorox Co................................................        334,015
                                  18,785      Colgate-Palmolive Co. ...................................        961,041
                                  17,121      Kimberly-Clark Corp. ....................................      1,126,733
                                  88,106      Procter & Gamble Co. ....................................      4,852,878
                                                                                                          ------------
                                                                                                             7,274,667
-----------------------------------------------------------------------------------------------------------------------
IT SERVICES--1.1%                  4,400      +Affiliated Computer Services, Inc. Class A..............        264,836
                                  20,155      Automatic Data Processing, Inc. .........................        893,874
                                   6,508      +Computer Sciences Corp. ................................        366,856
                                   5,934      +Convergys Corp. ........................................         88,951
                                  17,538      Electronic Data Systems Corp. ...........................        405,128
                                  28,808      First Data Corp. ........................................      1,225,492
                                   6,755      +Fiserv, Inc. ...........................................        271,483
                                  12,960      Paychex, Inc. ...........................................        441,677
                                   4,823      Sabre Holdings Corp. Class A.............................        106,878
                                  10,100      +Sungard Data Systems, Inc. .............................        286,133
                                  11,569      +Unisys Corp. ...........................................        117,772
                                                                                                          ------------
                                                                                                             4,469,080
-----------------------------------------------------------------------------------------------------------------------

INDUSTRIAL
CONGLOMERATES--4.6%               27,346      3M Co. ..................................................      2,244,286
                                 365,565      General Electric Co.++ ..................................     13,343,123
                                   4,780      Textron, Inc. ...........................................        352,764
                                  69,363      Tyco International Ltd. .................................      2,479,034
                                                                                                          ------------
                                                                                                            18,419,207
-----------------------------------------------------------------------------------------------------------------------
INSURANCE--4.2%                    9,800      ACE Ltd. ................................................        418,950
                                   3,732      AMBAC Financial Group, Inc. .............................        306,509
                                  10,875      AON Corp. ...............................................        259,478
                                  17,542      Aflac, Inc. .............................................        698,873
                                  24,545      The Allstate Corp. ......................................      1,269,467
                                  90,207      American International Group, Inc. ......................      5,923,894
                                   6,598      Chubb Corp. .............................................        507,386

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY*                           HELD                            COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
INSURANCE
(CONCLUDED)
                                   6,287      Cincinnati Financial Corp. ..............................   $    278,263
                                  10,177      Hartford Financial Services Group, Inc. .................        705,368
                                   5,366      Jefferson-Pilot Corp. ...................................        278,817
                                   6,331      Lincoln National Corp. ..................................        295,531
                                   6,376      Loews Corp. .............................................        448,233
                                   5,388      MBIA, Inc. ..............................................        340,953
                                  17,960      Marsh & McLennan Cos., Inc. .............................        590,884
                                  25,953      Metlife, Inc. ...........................................      1,051,356
                                   4,300      The Progressive Corp. ...................................        364,812
                                  18,400      Prudential Financial, Inc. ..............................      1,011,264
                                   5,344      Safeco Corp. ............................................        279,171
                                  23,137      The St. Paul Travelers Cos., Inc. .......................        857,689
                                   4,397      Torchmark Corp. .........................................        251,245
                                  10,289      UnumProvident Corp. .....................................        184,585
                                   4,755      XL Capital Ltd. Class A..................................        369,226
                                                                                                          ------------
                                                                                                            16,691,954
-----------------------------------------------------------------------------------------------------------------------

INTERNET & CATALOG
RETAIL--0.7%                      23,400      +eBay, Inc. .............................................      2,720,952

-----------------------------------------------------------------------------------------------------------------------

INTERNET SOFTWARE &
SERVICES--0.4%                    47,060      +Yahoo!, Inc. ...........................................      1,773,221

-----------------------------------------------------------------------------------------------------------------------

LEISURE EQUIPMENT &
PRODUCTS--0.2%                     3,276      Brunswick Corp. .........................................        162,162
                                  10,311      Eastman Kodak Co. .......................................        332,530
                                   6,145      Hasbro, Inc. ............................................        119,090
                                  14,280      Mattel, Inc. ............................................        278,317
                                                                                                          ------------
                                                                                                               892,099
-----------------------------------------------------------------------------------------------------------------------
MACHINERY--1.5%                   12,242      Caterpillar, Inc. .......................................      1,193,717
                                   1,195      Cummins, Inc. ...........................................        100,129
                                  10,666      Danaher Corp. ...........................................        612,335
                                   8,588      Deere & Co. .............................................        638,947
                                   7,434      Dover Corp. .............................................        311,782
                                   5,278      Eaton Corp. .............................................        381,916
                                   3,178      ITT Industries, Inc. ....................................        268,382
                                  10,566      Illinois Tool Works, Inc. ...............................        979,257
                                   5,979      Ingersoll-Rand Co. Class A...............................        480,114
                                       1      +Kadant, Inc. ...........................................             21
                                   2,417      +Navistar International Corp. ...........................        106,300
                                   5,946      Paccar, Inc. ............................................        478,534
                                   4,310      Pall Corp. ..............................................        124,775
                                   4,135      Parker Hannifin Corp. ...................................        313,185
                                                                                                          ------------
                                                                                                             5,989,394
-----------------------------------------------------------------------------------------------------------------------
MEDIA--3.9%                       21,645      Clear Channel Communications, Inc. ......................        724,891
                                  55,091      +Comcast Corp. Class A...................................      1,833,428
                                  22,411      +Comcast Corp. Special Class A...........................        735,977
                                   2,785      Dow Jones & Co., Inc. ...................................        119,922
                                   9,247      Gannett Co., Inc. .......................................        755,480
                                  14,533      +Interpublic Group of Cos., Inc. ........................        194,742
                                   2,935      Knight-Ridder, Inc. .....................................        196,469
                                   6,552      The McGraw-Hill Cos., Inc. ..............................        599,770
                                   1,732      Meredith Corp. ..........................................         93,874
                                   5,177      New York Times Co. Class A...............................        211,222
                                  86,600      News Corp. Class A.......................................      1,615,956
                                   6,517      Omnicom Group............................................        549,513
                                 158,048      +Time Warner, Inc. ......................................      3,072,453
                                  10,977      Tribune Co. .............................................        462,571
                                  11,098      +Univision Communications, Inc. Class A..................        324,838

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY*                           HELD                            COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
MEDIA
(CONCLUDED)
                                  59,407      Viacom, Inc. Class B.....................................   $  2,161,821
                                  71,082      Walt Disney Co. .........................................      1,976,080
                                                                                                          ------------
                                                                                                            15,629,007
-----------------------------------------------------------------------------------------------------------------------
METALS & MINING--0.7%             30,024      Alcoa, Inc. .............................................        943,354
                                   3,361      Allegheny Technologies, Inc. ............................         72,833
                                   6,008      Freeport-McMoRan Copper & Gold, Inc. Class B.............        229,686
                                  15,603      Newmont Mining Corp. ....................................        692,929
                                   5,470      Nucor Corp. .............................................        286,300
                                   3,244      Phelps Dodge Corp. ......................................        320,896
                                   4,089      United States Steel Corp. ...............................        209,561
                                                                                                          ------------
                                                                                                             2,755,559
-----------------------------------------------------------------------------------------------------------------------

MULTI-UTILITIES &
UNREGULATED POWER--0.8%           22,322      +The AES Corp. ..........................................        305,142
                                   3,554      +CMS Energy Corp. .......................................         37,139
                                  18,587      +Calpine Corp.(c)........................................         73,233
                                   6,052      Constellation Energy Group, Inc. ........................        264,533
                                  11,361      Dominion Resources, Inc. ................................        769,594
                                  32,426      Duke Energy Corp. .......................................        821,351
                                  15,546      +Dynegy, Inc. Class A....................................         71,823
                                   8,314      Public Service Enterprise Group, Inc. ...................        430,416
                                   8,017      Sempra Energy............................................        294,064
                                                                                                          ------------
                                                                                                             3,067,295
-----------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--1.1%             3,945      +Big Lots, Inc. .........................................         47,853
                                   3,326      Dillard's, Inc. Class A..................................         89,370
                                  11,388      Dollar General Corp. ....................................        236,529
                                   5,827      Family Dollar Stores, Inc. ..............................        181,977
                                   5,830      Federated Department Stores..............................        336,916
                                  10,235      JC Penney Co., Inc. Holding Co. .........................        423,729
                                  11,825      +Kohl's Corp. ...........................................        581,435
                                  10,547      The May Department Stores Co. ...........................        310,082
                                   4,884      Nordstrom, Inc. .........................................        228,229
                                   6,895      Sears Roebuck and Co. ...................................        351,852
                                  31,234      Target Corp. ............................................      1,621,982
                                                                                                          ------------
                                                                                                             4,409,954
-----------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.1%          32,923      +Xerox Corp. ............................................        560,020
-----------------------------------------------------------------------------------------------------------------------
OIL & GAS--6.0%                    2,805      Amerada Hess Corp. ......................................        231,076
                                   8,568      Anadarko Petroleum Corp. ................................        555,292
                                  11,266      Apache Corp. ............................................        569,722
                                   2,491      Ashland, Inc. ...........................................        145,425
                                  13,636      Burlington Resources, Inc. ..............................        593,166
                                  73,722      ChevronTexaco Corp. .....................................      3,871,142
                                  23,776      ConocoPhillips...........................................      2,064,470
                                  16,702      Devon Energy Corp. ......................................        650,042
                                   3,716      EOG Resources, Inc. .....................................        265,174
                                  22,112      El Paso Corp. ...........................................        229,965
                                 222,946      Exxon Mobil Corp.++......................................     11,428,212
                                   4,321      Kerr-McGee Corp. ........................................        249,711
                                   4,348      Kinder Morgan, Inc. .....................................        317,969
                                  11,923      Marathon Oil Corp. ......................................        448,424
                                  13,579      Occidental Petroleum Corp. ..............................        792,470
                                   2,578      Sunoco, Inc. ............................................        210,648
                                   9,110      Unocal Corp. ............................................        393,916
                                   8,600      Valero Energy Corp. .....................................        390,440
                                  18,507      Williams Cos., Inc. .....................................        301,479
                                   9,900      XTO Energy, Inc. ........................................        350,262
                                                                                                          ------------
                                                                                                            24,059,005
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY*                           HELD                            COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST
PRODUCTS--0.5%                     8,904      Georgia-Pacific Corp. ...................................   $    333,722
                                  16,824      International Paper Co. .................................        706,608
                                   4,487      Louisiana-Pacific Corp. .................................        119,982
                                   7,142      MeadWestvaco Corp. ......................................        242,042
                                   8,229      Weyerhaeuser Co. ........................................        553,153
                                                                                                          ------------
                                                                                                             1,955,507
-----------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.6%            3,181      Alberto-Culver Co. Class B...............................        154,501
                                  16,294      Avon Products, Inc.......................................        630,578
                                  34,658      The Gillette Co. ........................................      1,551,985
                                                                                                          ------------
                                                                                                             2,337,064
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--6.7%             54,020      Abbott Laboratories......................................      2,520,033
                                   4,527      Allergan, Inc............................................        367,004
                                  67,763      Bristol-Myers Squibb Co..................................      1,736,088
                                  39,048      Eli Lilly & Co...........................................      2,215,974
                                  13,118      +Forest Laboratories, Inc................................        588,473
                                 102,753      Johnson & Johnson........................................      6,516,595
                                   8,316      +King Pharmaceuticals, Inc...............................        103,118
                                  76,779      Merck & Co., Inc.........................................      2,467,677
                                   9,230      Mylan Laboratories.......................................        163,186
                                 260,160      Pfizer, Inc..............................................      6,995,702
                                  50,911      Schering-Plough Corp.....................................      1,063,022
                                   3,140      +Watson Pharmaceuticals, Inc.............................        103,023
                                  46,051      Wyeth....................................................      1,961,312
                                                                                                          ------------
                                                                                                            26,801,207
-----------------------------------------------------------------------------------------------------------------------
REAL ESTATE--0.5%                  3,300      Apartment Investment & Management Co. Class A............        127,182
                                   6,600      Archstone-Smith Trust....................................        252,780
                                  13,880      Equity Office Properties Trust...........................        404,186
                                   9,700      Equity Residential.......................................        350,946
                                   6,300      Plum Creek Timber Co., Inc. (REIT).......................        242,172
                                   6,300      Prologis.................................................        272,979
                                   7,200      Simon Property Group, Inc................................        465,624
                                                                                                          ------------
                                                                                                             2,115,869
-----------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--0.5%                 13,166      Burlington Northern Santa Fe Corp........................        622,883
                                   7,454      CSX Corp.................................................        298,756
                                  14,086      Norfolk Southern Corp....................................        509,772
                                   8,807      Union Pacific Corp.......................................        592,271
                                                                                                          ------------
                                                                                                             2,023,682
-----------------------------------------------------------------------------------------------------------------------

SEMICONDUCTORS &
SEMICONDUCTOR
  EQUIPMENT--3.0%                 13,272      +Advanced Micro Devices, Inc.............................        292,249
                                  12,547      +Altera Corp.............................................        259,723
                                  13,073      Analog Devices, Inc......................................        482,655
                                  58,662      +Applied Materials, Inc..................................      1,003,120
                                  11,121      +Applied Micro Circuits Corp.............................         46,819
                                  11,098      +Broadcom Corp. Class A..................................        358,243
                                   1,500      +Freescale Semiconductor, Inc. Class A...................         26,730
                                  12,223      +Freescale Semiconductor, Inc. Class B...................        224,414
                                 220,388      Intel Corp...............................................      5,154,875
                                   7,000      +Kla-Tencor Corp.........................................        326,060
                                  13,296      +LSI Logic Corp. ........................................         72,862
                                  11,064      Linear Technology Corp. .................................        428,841
                                  11,387      Maxim Integrated Products, Inc. .........................        482,695
                                  21,126      +Micron Technology, Inc. ................................        260,906
                                  13,008      National Semiconductor Corp. ............................        233,494
                                   5,142      +Novellus Systems, Inc. .................................        143,410
                                   5,900      +Nvidia Corp. ...........................................        139,004
                                   6,333      +PMC-Sierra, Inc. .......................................         71,246
                                   6,738      +Teradyne, Inc. .........................................        115,018

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY*                           HELD                            COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT
(CONCLUDED)
                                  59,771      Texas Instruments, Inc. .................................   $  1,471,562
                                  12,013      Xilinx, Inc. ............................................        356,185
                                                                                                          ------------
                                                                                                            11,950,111
-----------------------------------------------------------------------------------------------------------------------
SOFTWARE--4.2%                     8,480      Adobe Systems, Inc. .....................................        532,035
                                   7,652      Autodesk, Inc. ..........................................        290,393
                                   8,301      +BMC Software, Inc. .....................................        154,399
                                   6,129      +Citrix Systems, Inc. ...................................        150,344
                                  20,446      Computer Associates International, Inc.(c)...............        635,053
                                  13,318      +Compuware Corp. ........................................         86,167
                                  10,700      +Electronic Arts, Inc. ..................................        659,976
                                   6,393      +Intuit, Inc. ...........................................        281,356
                                   3,066      +Mercury Interactive Corp. ..............................        139,656
                                 376,686      Microsoft Corp.++ .......................................     10,061,283
                                  13,382      +Novell, Inc. ...........................................         90,329
                                 178,785      +Oracle Corp. ...........................................      2,452,930
                                   9,277      +Parametric Technology Corp. ............................         54,642
                                  17,457      +Siebel Systems, Inc. ...................................        183,299
                                  21,800      +Symantec Corp. .........................................        561,568
                                  15,115      +Veritas Software Corp. .................................        431,533
                                                                                                          ------------
                                                                                                            16,764,963
-----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--2.4%            10,700      +Autonation, Inc. .......................................        205,547
                                   2,608      +Autozone, Inc. .........................................        238,136
                                  10,348      +Bed Bath & Beyond, Inc. ................................        412,161
                                  11,512      Best Buy Co., Inc. ......................................        684,043
                                   5,865      Circuit City Stores, Inc. ...............................         91,729
                                  31,263      The Gap, Inc. ...........................................        660,275
                                  75,959      Home Depot, Inc. ........................................      3,246,488
                                  26,911      Lowe's Cos., Inc. .......................................      1,549,804
                                  13,979      Limited Brands...........................................        321,797
                                  10,940      +Office Depot, Inc. .....................................        189,918
                                   2,579      OfficeMax, Inc. .........................................         80,929
                                   6,283      RadioShack Corp. ........................................        206,585
                                   5,466      The Sherwin-Williams Co. ................................        243,948
                                  17,195      Staples, Inc. ...........................................        579,643
                                  17,656      TJX Cos., Inc. ..........................................        443,695
                                   5,047      Tiffany & Co. ...........................................        161,353
                                   7,368      +Toys R US, Inc. ........................................        150,823
                                                                                                          ------------
                                                                                                             9,466,874
-----------------------------------------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY
GOODS--0.4%                        6,500      +Coach, Inc. ............................................        366,600
                                   4,500      Jones Apparel Group, Inc. ...............................        164,565
                                   3,708      Liz Claiborne, Inc. .....................................        156,515
                                   9,117      Nike, Inc. Class B.......................................        826,821
                                   1,524      Reebok International Ltd. ...............................         67,056
                                   3,808      VF Corp. ................................................        210,887
                                                                                                          ------------
                                                                                                             1,792,444
-----------------------------------------------------------------------------------------------------------------------

THRIFTS & MORTGAGE
FINANCE--1.8%                 19,458....      Countrywide Financial Corp. .............................        720,141
                                  33,634      Fannie Mae...............................................      2,395,077
                                  23,750      Freddie Mac..............................................      1,750,375
                                  10,598      Golden West Financial Corp. .............................        650,929
                                   3,367      MGIC Investment Corp. ...................................        232,020
                                  12,400      Sovereign Bancorp, Inc. .................................        279,620
                                  30,215      Washington Mutual, Inc. .................................      1,277,490
                                                                                                          ------------
                                                                                                             7,305,652
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY*                           HELD                            COMMON STOCKS                             VALUE
-----------------------------------------------------------------------------------------------------------------------
TOBACCO--1.3%                     71,389      Altria Group, Inc.++ ....................................   $  4,361,868
                                   5,200      Reynolds American, Inc. .................................        408,720
                                   5,899      UST, Inc. ...............................................        283,801
                                                                                                          ------------
                                                                                                             5,054,389
-----------------------------------------------------------------------------------------------------------------------

TRADING COMPANIES &
DISTRIBUTORS--0.1%                 3,121      WW Grainger, Inc. .......................................        207,921

-----------------------------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
SERVICES--0.3%                    38,424      +Nextel Communications, Inc. Class A.....................      1,152,720

-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS
                                              (COST--$274,386,076)--98.3%..............................    391,930,290
-----------------------------------------------------------------------------------------------------------------------
                                                                     WARRANTS(D)
-----------------------------------------------------------------------------------------------------------------------

COMMUNICATIONS
EQUIPMENT--0.0%                    7,310      Lucent Technologies, Inc. ...............................         11,550

-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL WARRANTS
                                              (COST--$12,135)--0.0%....................................         11,550
-----------------------------------------------------------------------------------------------------------------------
                              BENEFICIAL
                                INTEREST                        SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
                              $7,285,984      Merrill Lynch Liquidity Series, LLC Cash Sweep Series
                                                I(a)...................................................      7,285,984
                                 310,400      Merrill Lynch Liquidity Series, LLC Money Market
                                                Series(a)(b)...........................................        310,400
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL SHORT-TERM SECURITIES
                                              (COST--$7,596,384)--1.9%.................................      7,596,384
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS (COST--$281,994,595**)--100.2%.........    399,538,224
                                              LIABILITIES IN EXCESS OF OTHER ASSETS--(0.2%)............       (978,155)
                                                                                                          ------------
                                              NET ASSETS--100.0%.......................................   $398,560,069
                                                                                                          ============
-----------------------------------------------------------------------------------------------------------------------

+    Non-income producing security.
++   Portion of holdings pledged as collateral for financial futures contracts.
   For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
  The cost and unrealized appreciation/depreciation of investments, as of December 31, 2004, as computed for federal income tax purposes, were as follows:

---------------------------------------------------------------------------
Aggregate cost..............................................   $289,355,321
                                                               ============
Gross unrealized appreciation...............................   $136,666,299
Gross unrealized depreciation...............................    (26,483,396)
                                                               ------------
Net unrealized appreciation.................................   $110,182,903
                                                               ============
---------------------------------------------------------------------------

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

-----------------------------------------------------------------------------------------------
                                                                              INTEREST/DIVIDEND
AFFILIATE                                                      NET ACTIVITY        INCOME
-----------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc. ..................................         (3,400)       $22,419
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $(12,813,772)       $53,791
Merrill Lynch Liquidity Series, LLC Money Market Series.....   $ (4,944,100)       $ 5,879
Merrill Lynch Premier Institutional Fund....................     (1,751,500)       $ 1,093
-----------------------------------------------------------------------------------------------

(b)  Security was purchased with the cash proceeds from securities loans.
(c)  Security, or a portion of security, is on loan.
(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Schedule of Investments as of December 31, 2004 (concluded)
--------------------------------------------------------------------------------

    Financial futures contracts purchased as of December 31, 2004 were as follows:

---------------------------------------------------------------------------------
NUMBER OF                                   EXPIRATION     FACE       UNREALIZED
CONTRACTS               ISSUE                  DATE       VALUE      APPRECIATION
---------------------------------------------------------------------------------
   25         S&P 500 Financial Futures                 $7,482,865     $102,760
           Index..........................  March 2005
---------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Statement of Assets and Liabilities as of December 31, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $284,356) (identified
  cost--$273,333,422).......................................                  $390,000,570
Investments in affiliated securities, at value (identified
  cost--$8,661,173).........................................                     9,537,654
Receivables:
  Dividends.................................................  $    521,135
  Capital shares sold.......................................        13,613
  Interest from affiliates..................................         6,617
  Securities sold...........................................         1,790
  Securities lending........................................            95         543,250
                                                              ------------
Prepaid expenses............................................                         8,369
                                                                              ------------
Total assets................................................                   400,089,843
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                       310,400
Payables:
  Capital shares redeemed...................................     1,025,241
  Investment adviser........................................       113,468
  Variation margin..........................................         5,980
  Other affiliates..........................................         2,850
  Securities purchased......................................         1,829       1,149,368
                                                              ------------
Accrued expenses............................................                        70,006
                                                                              ------------
Total liabilities...........................................                     1,529,774
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $398,560,069
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $  2,597,245
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                             7
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                             7
Paid-in capital in excess of par............................                   335,578,241
Accumulated distribution in excess of investment
  income--net...............................................  $    (10,205)
Accumulated realized capital losses--net....................   (57,251,615)
Unrealized appreciation--net................................   117,646,389
                                                              ------------
Total accumulated earnings--net.............................                    60,384,569
                                                                              ------------
NET ASSETS..................................................                  $398,560,069
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $398,557,887 and 25,972,454
  shares outstanding........................................                  $      15.35
                                                                              ============
Class II--Based on net assets of $1,091 and 71.137 shares
  outstanding...............................................                  $      15.34
                                                                              ============
Class III--Based on net assets of $1,091 and 71.137 shares
  outstanding...............................................                  $      15.34
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Statement of Operations for the Year Ended December 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (including $22,419 from affiliates)...............                 $ 8,093,466
Interest from affiliates....................................                      53,791
Securities lending--net.....................................                       6,972
                                                                             -----------
Total income................................................                   8,154,229
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 1,230,733
Accounting services.........................................      137,071
Custodian fees..............................................       54,259
Professional fees...........................................       43,250
Printing and shareholder reports............................       35,264
Directors' fees and expenses................................       24,080
Transfer agent fees--Class I................................        5,000
Pricing services............................................        1,384
Other.......................................................       67,172
                                                              -----------
Total expenses..............................................                   1,598,213
                                                                             -----------
Investment income--net......................................                   6,556,016
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments (including $32,391 from affiliates)--net......   (1,864,543)
  Future contracts--net.....................................    1,189,171       (675,372)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments (including depreciation of $19,056 from
    affiliates)--net........................................   33,855,513
  Future contracts--net.....................................     (232,839)    33,622,674
                                                              -----------    -----------
Total realized and unrealized gain--net.....................                  32,947,302
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $39,503,318
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2004           2003
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 6,556,016    $  5,383,428
Realized loss--net..........................................     (675,372)       (616,543)
Change in unrealized appreciation/depreciation--net.........   33,622,674      96,651,551
                                                              ------------   ------------
Net increase in net assets resulting from operations........   39,503,318     101,418,436
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................   (6,519,974)     (5,400,005)
  Class II..................................................          (18)             --
  Class III.................................................          (18)             --
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................   (6,520,010)     (5,400,005)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................  (83,126,992)     32,944,949
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................  (50,143,684)    128,963,380
Beginning of year...........................................  448,703,753     319,740,373
                                                              ------------   ------------
End of year*................................................  $398,560,069   $448,703,753
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................  $   (10,205)   $    (49,273)
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                      CLASS I
FINANCIAL STATEMENTS.                                      --------------------------------------------------------
                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                      2004        2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $  14.12    $  11.15    $  14.58    $  16.79    $  18.73
                                                           --------    --------    --------    --------    --------
Investment income--net...................................       .23+        .18+        .15+        .15         .16
Realized and unrealized gain (loss)--net.................      1.25        2.96       (3.41)      (2.21)      (1.91)
                                                           --------    --------    --------    --------    --------
Total from investment operations.........................      1.48        3.14       (3.26)      (2.06)      (1.75)
                                                           --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.................................      (.25)       (.17)       (.17)       (.15)       (.16)
  In excess of investment income--net....................        --          --          --          --          --++
  In excess of realized gain--net........................        --          --          --          --        (.03)
                                                           --------    --------    --------    --------    --------
Total dividends and distributions........................      (.25)       (.17)       (.17)       (.15)       (.19)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year.............................  $  15.35    $  14.12    $  11.15    $  14.58    $  16.79
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................    10.51%      28.14%     (22.40%)    (12.28%)     (9.37%)
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................      .39%        .38%        .40%        .40%        .35%
                                                           ========    ========    ========    ========    ========
Investment income--net...................................     1.59%       1.41%       1.20%        .94%        .88%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $398,558    $448,704    $319,740    $482,374    $545,167
                                                           ========    ========    ========    ========    ========
Portfolio turnover.......................................     3.39%       2.30%       7.79%       3.46%       7.31%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*   Total investment returns exclude insurance-related fees and expenses.

+   Based on average shares outstanding.

++  Amount is less than $(.01) per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                    FOR THE YEAR ENDED
FINANCIAL STATEMENTS.                                            SEPTEMBER 30, 2004+
                                                                TO DECEMBER 31, 2004
                                                              -------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       CLASS II        CLASS III
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................   $14.29          $14.29
                                                               ------          ------
Investment income--net***...................................      .10             .10
Realized and unrealized gain--net...........................     1.20            1.20
                                                               ------          ------
Total from investment operations............................     1.30            1.30
                                                               ------          ------
Less dividends from investment income--net..................     (.25)           (.25)
                                                               ------          ------
Net asset value, end of period..............................   $15.34          $15.34
                                                               ======          ======
---------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................    9.12%@          9.12%@
                                                               ======          ======
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .39%*           .39%*
                                                               ======          ======
Investment income--net......................................    2.60%*          2.60%*
                                                               ======          ======
---------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................   $    1          $    1
                                                               ======          ======
Portfolio turnover..........................................    3.39%           3.39%
                                                               ======          ======
---------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Merrill Lynch Index 500 V.I. Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the

--------------------------------------------------------------------------------

value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment techniques to provide liquidity or as a proxy for a direct investment in securities underlying the Fund's index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience

--------------------------------------------------------------------------------

delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $3,062 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income as a result of permanent differences attributable to nondeductible expenses. This reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .30% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management, U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the period ended December 31, 2004, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2004, MLIM, LLC received $3,082 in securities lending agent fees from the Fund.

  In addition, for the year ended December 31, 2004, the Fund reimbursed MLIM $8,663 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2004 were $13,789,440 and $95,559,124, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net increase(decrease) in net assets derived from capital share transactions were ($83,126,992)and $32,944,949 for the years ended December 31, 2004 and December 31, 2003, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
 Class I Shares for the Year Ended                     Dollar
         December 31, 2004              Shares         Amount
-----------------------------------------------------------------
Shares sold.........................   1,974,821    $  28,495,922
Shares issued to shareholders in
 reinvestment of dividends..........     424,201        6,519,974
                                      ----------    -------------
Total issued........................   2,399,022       35,015,896
Shares redeemed.....................  (8,207,196)    (118,144,924)
                                      ----------    -------------
Net decrease........................  (5,808,174)   $ (83,129,028)
                                      ==========    =============
-----------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   8,471,346    $ 98,954,749
Shares issued to shareholders in
 reinvestment of dividends...........     383,251       5,400,005
                                       ----------    ------------
Total issued.........................   8,854,597     104,354,754
Shares redeemed......................  (5,740,498)    (71,409,805)
                                       ----------    ------------
Net increase.........................   3,114,099    $ 32,944,949
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Period                             Dollar
September 30, 2004+ to December 31, 2004        Shares     Amount
-----------------------------------------------------------------
Shares sold..................................        70    $1,000
Shares issued to shareholders in reinvestment
 of dividends................................         1        18
                                               --------    ------
Net increase.................................        71    $1,018
                                               ========    ======
-----------------------------------------------------------------

+ Commencement of operations.

------------------------------------------------------------------
Class III Shares for the Period                             Dollar
September 30, 2004+ to December 31, 2004        Shares      Amount
------------------------------------------------------------------
Shares sold..................................         70    $1,000
Shares issued to shareholders in reinvestment
 of dividends................................          1        18
                                               ---------    ------
Net increase.................................         71    $1,018
                                               =========    ======
------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:
The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:

-----------------------------------------------------------------
                                         12/31/2004    12/31/2003
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $6,520,010    $5,400,005
                                         ----------    ----------
Total taxable distributions............  $6,520,010    $5,400,005
                                         ==========    ==========
-----------------------------------------------------------------

  As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net.................  $         --
Undistributed long-term capital gains--net.........            --
                                                     ------------
Total undistributed earnings--net..................            --
Capital loss carryforward..........................   (49,788,128)*
Unrealized gains--net..............................   110,172,697**
                                                     ------------
Total accumulated earnings--net....................  $ 60,384,569
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2004, the Fund had a net capital loss carryforward of $49,788,128, of which $3,261,712 expires in 2008, $14,759,870 expires in
   2009, $27,649,566 expires in 2010, $1,879,474 expires in 2011 and $2,237,506 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain futures contracts.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Index 500 V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF MERRILL LYNCH INDEX 500 V.I. FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Index 500 V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Index 500 V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 16, 2005

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch International Value V.I. Fund
December 31, 2004--Annual Report
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

INVESTMENT ENVIRONMENT

  Equity markets started 2004 positively as investors continued to focus on increasingly tangible prospects of global economic recovery. However, after markets peaked in February 2004, there was a change in leadership and defensive sectors began to outperform. Between February and August 2004, markets drifted downward on investor fears that the strong economic growth could be nearing a peak and corporate earnings growth might decline. The price of oil was in a rising trend, which was viewed as a major cost for consumers and corporations. Elections in the United States also cast uncertainty over U.S. foreign and domestic policy, while continued fears of terrorism gave investors another reason to adopt a more defensive stance. In November and December, equity markets staged a recovery, driven by investor relief over the undisputed outcome of the U.S. presidential election, a retreating of the price of oil and the continued decline in the dollar.

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 2004, Merrill Lynch International Value V.I. Fund's Class I Shares returned +22.54%, outperforming the +20.25% return of the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. Since inception (September 30, 2004) through December 31, 2004, the Fund's Class II and Class III Shares each posted total returns of +16.79%, compared to the +15.32% return of the MSCI EAFE Index. During the past year, value stocks continued to generate better returns than their growth counterparts, with the MSCI EAFE Value Index returning +24.33% versus the +16.12% return of the MSCI EAFE Growth Index.

  The Fund's outperformance of the MSCI EAFE Index was a result of stock selection. Sector selection also had a positive effect. The best-performing market sectors during the period were the more defensive areas, such as utilities and energy in addition to banks and real estate. The worst-performing sectors were the cyclical growth areas of the market, such as technology hardware, semiconductors and software services.

  From a portfolio perspective, sectors that made the greatest positive contribution to relative performance were diversified financials, banks, capital goods and food, beverage and tobacco. The Fund also benefited from an underweight exposure to pharmaceuticals and semiconductors. Sectors that detracted from the Fund's relative performance were food and staples retailing, hotels, restaurants and leisure, and commercial services and supplies.

  At the individual stock level, the Fund benefited from a number of Japanese positions, including consumer finance houses Promise Co., Ltd. and Mitsui Sumitomo Insurance Company Limited, Japan Tobacco Inc. and beer company Asahi Breweries Ltd. In Europe, the Fund benefited from its exposure to Italian retail banks Capitalia SpA and Banca Intesa SpA, which continue to benefit from their restructuring and cost-cutting plans, and construction company Vinci SA, which rose after strong results.

  The largest detractors from relative performance were Japanese bank Mitsubishi Tokyo Financial Group Inc. (MTFG), due to concerns that the proposed merger with UFJ would be on unfavorable terms; Japanese telecommunications provider NTT DoCoMo Inc.; German airline Deutsche Lufthansa AG, due to the rise in oil price; and Dutch electronics manufacturer Koninklijke Philips Electronics NV, due to the slowdown in semiconductor sales and pricing pressure in flat screen televisions.

PORTFOLIO ACTIVITY

  The main transactions initiated over the past year were all a result of bottom-up stock picking. In Japan, we established a new position in Mitsubishi Toyota Financial Group Inc. (MTFG), one of Japan's leading city banks, after it entered merger discussions with rival UFJ Holdings, Inc. (UFJ). MTFG should see profit growth from deregulation of the retail financial service market in Japan. If the merger with UFJ goes ahead, the group will be the largest bank in the world, with more than double the assets of Citigroup, and merger synergies will be substantial. We also purchased Japan Tobacco, Japan's dominant cigarette manufacturer, given its attractive valuation and strong cash flow, which we feel will create substantial value for shareholders in capital restructuring or acquisitions. Also during the period, we sold our position in consumer lender Acom after the announcement of the MTFG/UFJ merger discussions. Acom's existing tie-up with MTFG could be compromised if MTFG and UFJ merge. We also exited our holding in refiner and

--------------------------------------------------------------------------------

distributor Showa Shell Sekiyu K.K. after it reached our target price.

  In Europe, major purchases over the period included Hochtief AG, a German construction company whose assets, we believe, are worth more than the share price indicates; Italian retail bank Capitalia SpA, based on an attractive valuation and an improving return profile from its restructuring program; Deutsche Telekom AG, a German telecommunications operator with an attractive valuation and high free cash generation; and Norwegian oil company Statoil ASA, which is not discounting a high oil price.

  In the United Kingdom, we purchased retailer Boots Group Plc given the low valuation placed on the core franchise at a time when new management is revitalizing the store network. We also purchased insurer Prudential Plc, which we believe offers strong growth and an attractive valuation through its Asian exposure. These positions were funded mainly through the sales of U.K. insurer AVIVA Plc, which reached our target price; U.K. supermarket J Sainsbury Plc, which continues to suffer market share losses; German household product manufacturer Henkel AG, after the disappointing acquisition of Dial in the United States; and Bayer AG, due to poor earnings visibility.

LOOKING AHEAD

  Company results have generally beaten expectations due to better-than-expected margins, which have resulted from cost control and balance sheet restructuring. At this stage in the cycle, it is the sustainability of these earnings that becomes the key issue and, after a period of strong corporate earnings, expectations are now moving toward trend levels. For 2005, earnings growth is projected at 10% for Europe and 10%-15% for Japan.

  The outlook for corporate Europe and Japan is generally positive, as corporate restructuring and balance sheet repair should enable companies to generate strong cash flow and profitability, resulting in higher returns to shareholders through growing dividends and share buybacks and merger-and-acquisition activity.

  European equity valuations look attractive at a 2005 price-to-earnings ratio of 12.5, while the market is discounting a stronger euro. In Japan, equity valuations are at the most attractive levels we have seen in 30 years.

  Global monetary conditions are now into their tightening phase. In addition to the early tightening steps taken in the United Kingdom, China and Australia, recent months have seen the start of a cycle of interest rate increases in the United States following firmer employment and inflation data. Still, it is worth reiterating that monetary conditions remain extremely accommodative. The Bank of Japan has reaffirmed its commitment to quantitative easing until Japan has exited deflation in a meaningful way, while the European Central Bank remains some way off tightening and there may even be scope for further easing of European liquidity conditions.

  At period-end, the largest sector exposures in the Fund were banks, telecommunications and energy. Given our bottom-up approach, the Fund's sector exposures are largely the result of stock selection among undervalued equity investments rather than perceived fundamentals in a given sector. Within the banking sector, we favor domestically oriented retail banks, such as Capitalia, Banca Intesa and Allied Irish Banks Plc, which we believe offer strong growth prospects and a low risk profile. Other significant holdings in this sector are BNP Paribas, Royal Bank of Scotland Group Plc, Barclays Plc and MTFG. The Fund has a relatively high exposure to the telecommunications sector as companies are trading at attractive valuations and offer substantial free cash flow. Within the energy sector, we hold many companies that are highly cash generative, offer attractive dividend yields and provide portfolio diversification.

  The Fund has limited exposure to growth-oriented sectors, such as technology hardware, semiconductors, media and healthcare equipment, where we struggle to find companies that are trading at attractive valuations.

  We continue to believe that fundamental factors such as earnings growth and cash flow generation will be increasingly important to investors, and that the Fund is well positioned for progress in the future.

IN CONCLUSION

  We thank you for your continued investment in Merrill Lynch International Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your future investment needs.

Sincerely,

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers

/s/ James A. Macmillan
James A. Macmillan
Vice President and Portfolio Manager

January 14, 2005

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch International Value V.I. Fund
Portfolio Information as of December 31, 2004
--------------------------------------------------------------------------------

                                                                 PERCENT OF
                                                                    TOTAL
GEOGRAPHIC ALLOCATION                                            INVESTMENTS
-------------------------------------------------------------------------------
Japan.......................................................        21.3%
United Kingdom..............................................        19.6
France......................................................        14.2
Italy.......................................................         9.4
Netherlands.................................................         7.7
Germany.....................................................         7.0
Switzerland.................................................         6.1
Sweden......................................................         2.5
Norway......................................................         2.2
Australia...................................................         1.9
Belgium.....................................................         1.6
Portugal....................................................         1.5
Ireland.....................................................         1.3
Singapore...................................................         1.1
South Korea.................................................         0.9
Finland.....................................................         0.5
Other*......................................................         1.2
-------------------------------------------------------------------------------

* Includes portfolio holdings in short-term investments.

  ------------------------------------------------------------------------------
  MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
  Merrill Lynch International Value V.I. Fund
  Total Return Based on a $10,000 Investment--Class I Shares
  ------------------------------------------------------------------------------

  [LINE GRAPH]

                                                             MERRILL LYNCH INTERNATIONAL VALUE        MORGAN STANLEY CAPITAL
                                                                V.I. FUND+--CLASS I SHARES*         INTERNATIONAL EAFE INDEX++
                                                             ---------------------------------      --------------------------
6/10/98                                                                    10000                              10000
12/98                                                                       9570                              10351
12/99                                                                      11644                              13142
12/00                                                                      11979                              11280
12/01                                                                      10433                               8861
12/02                                                                       9230                               7449
12/03                                                                      13128                              10323
12/04                                                                      16086                              12413

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective November 24, 2003, shares of the Fund were designated Class I Shares.
  **  Commencement of operations.
  + The Fund seeks current income and long-term growth of income, accompanied by growth of capital through investments in international stocks.
  ++ This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars). The starting date for the Index in the graph is from 6/30/98.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch International Value V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/04                                          +22.54%
--------------------------------------------------------------------------
Five Years Ended 12/31/04                                        + 6.68
--------------------------------------------------------------------------
Inception (6/10/98) through 12/31/04                             + 7.52
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch International Value V.I. Fund
Aggregate Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/04                             +16.79%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch International Value V.I. Fund
Aggregate Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/04                             +16.79%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch International Value V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2004                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +16.22%        +22.54%
-----------------------------------------------------------------------------------------
Class II Shares*                                                     --             --
-----------------------------------------------------------------------------------------
Class III Shares*                                                    --             --
-----------------------------------------------------------------------------------------
MSCI EAFE Index**                                                +15.00         +20.25
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective November 24, 2003, shares of the Fund were designated Class I Shares. Class II and Class III Shares commenced operations on 9/30/04.

** The unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars).

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch International Value V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                          ENDING               EXPENSES PAID
                                                     BEGINNING         ACCOUNT VALUE     DURING THE PERIOD++ ENDED
                                                  ACCOUNT VALUE+     DECEMBER 31, 2004       DECEMBER 31, 2004*
-------------------------------------------------------------------------------------------------------------------
ACTUAL
-------------------------------------------------------------------------------------------------------------------
Class I                                               $1,000             $1,162.20                 $4.73
-------------------------------------------------------------------------------------------------------------------
Class II                                              $1,000             $1,167.90                 $2.37
-------------------------------------------------------------------------------------------------------------------
Class III                                             $1,000             $1,167.90                 $2.37
-------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
-------------------------------------------------------------------------------------------------------------------
Class I                                               $1,000             $1,020.76                 $4.42
-------------------------------------------------------------------------------------------------------------------
Class II                                              $1,000             $1,010.52                 $2.20
-------------------------------------------------------------------------------------------------------------------
Class III                                             $1,000             $1,010.52                 $2.20
-------------------------------------------------------------------------------------------------------------------

+ July 1, 2004 for Class I Shares and September 30, 2004 (commencement of operations) for Class II and Class III Shares.
++ The period represents the six months ended for Class I Shares and from September 30, 2004 (commencement of operations) to December 31, 2004 for Class II and Class III Shares.
* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.87% for Class I, .86% for Class II and .86% for Class
   III), multiplied by the average account value over the period, multiplied by 184/366 for Class I, 93/366 for Class II and Class III (to reflect the one-half year period for Class I and actual days since inception for Class II and Class III).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year for Class I and the actual days since inception for Class II and Class III divided by 366.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch International Value V.I. Fund
Schedule of Investments as of December 31, 2004                (in U.S. dollars)
--------------------------------------------------------------------------------

                                                  SHARES
COUNTRY                      INDUSTRY*             HELD                     COMMON STOCKS                    VALUE
----------------------------------------------------------------------------------------------------------------------
AUSTRALIA--1.8%      COMMERCIAL BANKS--1.0%        239,545    Australia & New Zealand Banking Group
                                                                Ltd. ...................................  $  3,866,376
                     -------------------------------------------------------------------------------------------------
                     OIL & GAS--0.8%               455,093    Santos Ltd. ..............................     3,025,218
                     -------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN AUSTRALIA..........     6,891,594
----------------------------------------------------------------------------------------------------------------------
BELGIUM--1.6%        DIVERSIFIED                   135,533    +Belgacom SA..............................     5,858,297
                     TELECOMMUNICATION
                     SERVICES--1.6%
                     -------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN BELGIUM............     5,858,297
----------------------------------------------------------------------------------------------------------------------
FINLAND--0.5%        PAPER & FOREST                111,115    Stora Enso Oyj Class R....................     1,702,142
                     PRODUCTS--0.5%
                     -------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN FINLAND............     1,702,142
----------------------------------------------------------------------------------------------------------------------
FRANCE--14.1%        AUTOMOBILES--1.2%              72,202    Peugeot SA................................     4,583,163
                     -------------------------------------------------------------------------------------------------
                     COMMERCIAL BANKS--2.1%        106,030    BNP Paribas...............................     7,681,662
                     -------------------------------------------------------------------------------------------------
                     COMMERCIAL SERVICES &          93,395    Societe BIC SA............................     4,697,044
                     SUPPLIES--1.2%
                     -------------------------------------------------------------------------------------------------
                     CONSTRUCTION &                 43,720    Vinci SA..................................     5,871,328
                     ENGINEERING--1.6%
                     -------------------------------------------------------------------------------------------------
                     CONSTRUCTION                   52,573    Lafarge SA................................     5,073,648
                     MATERIALS--1.4%
                     -------------------------------------------------------------------------------------------------
                     FOOD & STAPLES                 37,673    Carrefour SA..............................     1,794,294
                     RETAILING--1.0%
                                                    22,850    Casino Guichard Perrachon SA..............     1,826,261
                                                                                                          ------------
                                                                                                             3,620,555
                     -------------------------------------------------------------------------------------------------
                     HOTELS, RESTAURANTS &          89,057    Accor SA..................................     3,899,043
                     LEISURE--1.0%
                     -------------------------------------------------------------------------------------------------
                     METALS & MINING--1.4%         224,156    Arcelor...................................     5,170,487
                     -------------------------------------------------------------------------------------------------
                     OIL & GAS--3.2%                55,597    Total SA..................................    12,144,132
                     -------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN FRANCE.............    52,741,062
----------------------------------------------------------------------------------------------------------------------
GERMANY--6.9%        AUTOMOBILES--0.9%              70,757    DaimlerChrysler AG........................     3,391,181
                     -------------------------------------------------------------------------------------------------
                     CHEMICALS--0.3%                18,117    Linde AG..................................     1,134,252
                     -------------------------------------------------------------------------------------------------
                     CONSTRUCTION &                170,858    Hochtief AG...............................     5,571,406
                     ENGINEERING--1.5%
                     -------------------------------------------------------------------------------------------------
                     DIVERSIFIED                   203,420    +Deutsche Telekom AG......................     4,603,701
                     TELECOMMUNICATION
                     SERVICES--1.2%
                     -------------------------------------------------------------------------------------------------
                     ELECTRIC UTILITIES--2.0%       83,356    E.ON AG...................................     7,598,006
                     -------------------------------------------------------------------------------------------------
                     TEXTILES, APPAREL & LUXURY     22,250    Adidas-Salomon AG.........................     3,591,393
                     GOODS--1.0%
                     -------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN GERMANY............    25,889,939
----------------------------------------------------------------------------------------------------------------------
IRELAND--1.3%        COMMERCIAL BANKS--1.3%         55,000    Allied Irish Banks Plc. (London)..........     1,141,566
                                                   171,075    Allied Irish Banks Plc. (Dublin)..........     3,569,391
                     -------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN IRELAND............     4,710,957
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch International Value V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                  SHARES
COUNTRY                      INDUSTRY*             HELD                     COMMON STOCKS                    VALUE
----------------------------------------------------------------------------------------------------------------------
ITALY--9.3%          COMMERCIAL BANKS--4.0%      1,567,715    Banca Intesa SpA..........................  $  7,543,443
                                                 1,584,758    Capitalia SpA.............................     7,261,410
                                                                                                          ------------
                                                                                                            14,804,853
                     -------------------------------------------------------------------------------------------------
                     DIVERSIFIED                   652,431    Telecom Italia SpA........................     2,669,318
                     TELECOMMUNICATION
                     SERVICES--0.7%
                     -------------------------------------------------------------------------------------------------
                     ELECTRIC UTILITIES--1.3%      499,431    Enel SpA..................................     4,908,775
                     -------------------------------------------------------------------------------------------------
                     INSURANCE--1.3%               179,469    Fondiaria-Sai SpA.........................     4,837,393
                     -------------------------------------------------------------------------------------------------
                     OIL & GAS--2.0%               298,791    ENI SpA...................................     7,480,944
                     -------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN ITALY..............    34,701,283
----------------------------------------------------------------------------------------------------------------------
JAPAN--21.1%         AUTOMOBILES--3.5%             118,100    Honda Motor Co., Ltd. ....................     6,119,947
                                                   168,700    Toyota Motor Corp. .......................     6,865,219
                                                                                                          ------------
                                                                                                            12,985,166
                     -------------------------------------------------------------------------------------------------
                     BEVERAGES--1.6%               496,000    Asahi Breweries Ltd. .....................     6,142,520
                     -------------------------------------------------------------------------------------------------
                     CAPITAL MARKETS--1.0%         359,000    Mitsubishi Securities Co., Ltd.(c)........     3,930,887
                     -------------------------------------------------------------------------------------------------
                     COMMERCIAL BANKS--3.0%          1,107    Mitsubishi Tokyo Financial Group Inc. ....    11,235,288
                     -------------------------------------------------------------------------------------------------
                     COMMERCIAL SERVICES &         266,000    Toppan Printing Co., Ltd. ................     2,951,518
                     SUPPLIES--0.8%
                     -------------------------------------------------------------------------------------------------
                     CONSUMER FINANCE--1.7%         89,050    Promise Co., Ltd. ........................     6,361,335
                     -------------------------------------------------------------------------------------------------
                     HOUSEHOLD DURABLES--1.2%      373,000    Sekisui House Ltd. .......................     4,346,267
                     -------------------------------------------------------------------------------------------------
                     LEISURE EQUIPMENT &           228,000    Yamaha Corp. .............................     3,479,965
                     PRODUCTS--0.9%
                     -------------------------------------------------------------------------------------------------
                     MACHINERY--0.7%               477,000    Amada Co., Ltd. ..........................     2,634,742
                     -------------------------------------------------------------------------------------------------
                     PHARMACEUTICALS--1.3%          95,600    Takeda Pharmaceutical Co., Ltd. ..........     4,814,053
                     -------------------------------------------------------------------------------------------------
                     SOFTWARE--0.7%                193,200    Namco Ltd. ...............................     2,535,903
                     -------------------------------------------------------------------------------------------------
                     TOBACCO--1.9%                     632    Japan Tobacco Inc. .......................     7,216,161
                     -------------------------------------------------------------------------------------------------
                     WIRELESS TELECOMMUNICATION        365    KDDI Corp. ...............................     1,966,234
                     SERVICES--2.8%                  4,507    NTT DoCoMo Inc. ..........................     8,312,901
                                                                                                          ------------
                                                                                                            10,279,135
                     -------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN JAPAN..............    78,912,940
----------------------------------------------------------------------------------------------------------------------
NETHERLANDS--7.6%    AIR FREIGHT &                 170,814    TPG NV....................................     4,638,934
                     LOGISTICS--1.2%
                     -------------------------------------------------------------------------------------------------
                     COMMERCIAL SERVICES &         385,552    Buhrmann NV...............................     3,747,039
                     SUPPLIES--1.8%                191,322    Vedior NV(c)..............................     3,118,052
                                                                                                          ------------
                                                                                                             6,865,091
                     -------------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIAL         154,365    ING Groep NV CVA..........................     4,670,606
                     SERVICES--1.2%
                     -------------------------------------------------------------------------------------------------
                     FOOD & STAPLES                346,313    +Koninklijke Ahold NV.....................     2,683,137
                     RETAILING--1.0%
                                                   140,242    Koninklijke Ahold NV (d)(f)...............     1,035,196
                                                                                                          ------------
                                                                                                             3,718,333
                     -------------------------------------------------------------------------------------------------
                     HOUSEHOLD DURABLES--1.2%      165,948    Koninklijke Philips Electronics NV........     4,400,769
                     -------------------------------------------------------------------------------------------------
                     INSURANCE--1.2%               312,580    Aegon NV..................................     4,261,489
                     -------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN THE NETHERLANDS....    28,555,222
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch International Value V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                  SHARES
COUNTRY                      INDUSTRY*             HELD                     COMMON STOCKS                    VALUE
----------------------------------------------------------------------------------------------------------------------
NORWAY--2.2%         DIVERSIFIED                   398,521    Telenor ASA...............................  $  3,618,940
                     TELECOMMUNICATION
                     SERVICES--1.0%
                     -------------------------------------------------------------------------------------------------
                     OIL & GAS--1.2%               283,649    Statoil ASA...............................     4,449,102
                     -------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN NORWAY.............     8,068,042
----------------------------------------------------------------------------------------------------------------------
PORTUGAL--1.5%       ELECTRIC UTILITIES--1.5%    1,778,379    Energias de Portugal SA...................     5,390,492
                     -------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN PORTUGAL...........     5,390,492
----------------------------------------------------------------------------------------------------------------------
SINGAPORE--1.1%      MARINE--1.1%                2,333,632    Neptune Orient Lines Ltd. ................     4,288,714
                     -------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN SINGAPORE..........     4,288,714
----------------------------------------------------------------------------------------------------------------------
SOUTH KOREA--0.9%    DIVERSIFIED                   159,800    +KT Corp.(d)..............................     3,485,238
                     TELECOMMUNICATION
                     SERVICES--0.9%
                     -------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN SOUTH KOREA........     3,485,238
----------------------------------------------------------------------------------------------------------------------
SWEDEN--2.4%         DIVERSIFIED FINANCIAL         356,295    Investor AB...............................     4,530,491
                     SERVICES--1.2%
                     -------------------------------------------------------------------------------------------------
                     MACHINERY--1.2%               115,673    Volvo AB Class B..........................     4,586,607
                     -------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN SWEDEN.............     9,117,098
----------------------------------------------------------------------------------------------------------------------
SWITZERLAND--6.0%    CAPITAL MARKETS--2.0%         179,673    +Credit Suisse Group......................     7,552,871
                     -------------------------------------------------------------------------------------------------
                     CONSTRUCTION                   76,408    Holcim Ltd. ..............................     4,602,892
                     MATERIALS--1.2%
                     -------------------------------------------------------------------------------------------------
                     ELECTRICAL EQUIPMENT--0.5%    324,172    +ABB Ltd. ................................     1,810,300
                     -------------------------------------------------------------------------------------------------
                     INSURANCE--1.0%                24,527    Swiss Life Holding........................     3,569,799
                     -------------------------------------------------------------------------------------------------
                     PHARMACEUTICALS--1.3%          97,650    Novartis AG Registered Shares.............     4,920,715
                     -------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN SWITZERLAND........    22,456,577
----------------------------------------------------------------------------------------------------------------------
UNITED               AEROSPACE & DEFENSE--0.9%     751,984    BAE Systems Plc...........................     3,327,810
KINGDOM--19.5%
                     -------------------------------------------------------------------------------------------------
                     COMMERCIAL BANKS--5.4%        677,484    Barclays Plc..............................     7,622,118
                                                   239,952    HBOS Plc..................................     3,906,602
                                                   255,441    Royal Bank of Scotland Group Plc..........     8,592,187
                                                                                                          ------------
                                                                                                            20,120,907
                     -------------------------------------------------------------------------------------------------
                     FOOD & STAPLES                363,277    Boots Group Plc...........................     4,571,825
                     RETAILING--1.2%
                     -------------------------------------------------------------------------------------------------
                     FOOD PRODUCTS--2.0%           358,192    Cadbury Schweppes Plc.....................     3,335,313
                                                   415,237    Unilever Plc..............................     4,077,751
                                                                                                          ------------
                                                                                                             7,413,064
                     -------------------------------------------------------------------------------------------------
                     INDUSTRIAL                    356,630    Smiths Group Plc..........................     5,628,189
                     CONGLOMERATES--1.5%
                     -------------------------------------------------------------------------------------------------
                     INSURANCE--1.3%               573,026    Prudential Plc............................     4,983,696
                     -------------------------------------------------------------------------------------------------
                     OIL & GAS--1.4%               631,757    Shell Transport & Trading Co. Plc.........     5,385,326
                     -------------------------------------------------------------------------------------------------
                     PHARMACEUTICALS--2.1%         326,257    GlaxoSmithKline Plc.......................     7,654,380
                     -------------------------------------------------------------------------------------------------
                     SPECIALTY RETAIL--1.2%        850,328    Kesa Electricals Plc......................     4,611,943
                     -------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch International Value V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                  SHARES
COUNTRY                      INDUSTRY*             HELD                     COMMON STOCKS                    VALUE
----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM
(CONCLUDED)
                     TRANSPORTATION                418,877    BAA Plc...................................  $  4,696,544
                     INFRASTRUCTURE--1.3%
                     -------------------------------------------------------------------------------------------------
                     WIRELESS TELECOMMUNICATION  1,633,787    Vodafone Group Plc........................     4,430,605
                     SERVICES--1.2%
                     -------------------------------------------------------------------------------------------------
                                                              TOTAL COMMON STOCKS IN THE
                                                              UNITED KINGDOM............................    72,824,289
----------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS IN
                                                              COMMON STOCKS
                                                              (COST--$268,583,307)--97.8%...............   365,593,886
----------------------------------------------------------------------------------------------------------------------
                                  BENEFICIAL
                                   INTEREST                               OTHER INTERESTS(E)
----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--0.0%                             US$54,000    British Energy Plc Deferred
                                                                Shares..................................             0
----------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS IN OTHER INTERESTS
                                                              (COST--$0)--0.0%..........................             0
----------------------------------------------------------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT              SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
TIME DEPOSITS                                    US$2,256,443 Brown Brothers Harriman & Co., 1.60% due
                                                                1/03/2005 ..............................     2,256,443
----------------------------------------------------------------------------------------------------------------------
                                  BENEFICIAL
                                   INTEREST
----------------------------------------------------------------------------------------------------------------------
                                                 US$2,422,713 Merrill Lynch Liquidity Series, LLC Money
                                                                Market Series(a)(b).....................     2,422,713
----------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                              (COST--$4,679,156)--1.2%..................     4,679,156
----------------------------------------------------------------------------------------------------------------------
                                                              TOTAL INVESTMENTS
                                                              (COST--$273,262,463**)--99.0%.............   370,273,042
                                                              OTHER ASSETS LESS LIABILITIES--1.0%.......     3,679,291
                                                                                                          ------------
                                                              NET ASSETS--100.0%........................  $373,952,333
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

** The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:


---------------------------------------------------------------------------
Aggregate cost..............................................   $276,853,975
                                                               ============
Gross unrealized appreciation...............................   $ 95,510,840
Gross unrealized depreciation...............................     (2,091,773)
                                                               ------------
Net unrealized appreciation.................................   $ 93,419,067
                                                               ============
---------------------------------------------------------------------------

+   Non-income producing security.

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

----------------------------------------------------------------------------------------------
                                                                             INTEREST/DIVIDEND
AFFILIATE                                                     NET ACTIVITY        INCOME
----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $(8,233,961)        $19,402
Merrill Lynch Premier Institutional Fund....................   (3,552,226)        $ 3,622
----------------------------------------------------------------------------------------------

(b) Security was purchased with the cash proceeds from securities loans.
(c)  Security, or portion of security, is on loan.
(d) Depositary Receipts.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch International Value V.I. Fund
Schedule of Investments as of December 31, 2004 (concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

(e) Other interests represent beneficial interests in liquidation trusts and other reorganization entities and are non-income producing.
(f)  Restricted securities as to resale.

-----------------------------------------------------------------------------------------------------
ISSUE                                                         ACQUISITION DATE    COST       VALUE
-----------------------------------------------------------------------------------------------------
Koninklijke Ahold NV*.......................................     12/11/2003     $833,205   $1,035,196
-----------------------------------------------------------------------------------------------------

*   Depositary Receipts.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch International Value V.I. Fund
Statement of Assets and Liabilities as of December 31, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $2,316,392) (identified
  cost--$270,839,750).......................................                  $367,850,329
Investments in affiliated securities, at value (identified
  cost--$2,422,713).........................................                     2,422,713
Cash........................................................                         5,188
Foreign cash (cost--$72,738)................................                        73,282
Receivables:
  Capital shares sold.......................................  $  5,813,191
  Dividends.................................................       558,940
  Securities lending........................................         1,252
  Interest..................................................           301
  Securities sold...........................................           103       6,373,787
                                                              ------------
Prepaid expenses............................................                         1,287
                                                                              ------------
Total assets................................................                   376,726,586
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                     2,422,713
Payables:
  Investment adviser........................................       255,862
  Capital shares redeemed...................................        26,038
  Other affiliates..........................................         2,504         284,404
                                                              ------------
Accrued expenses............................................                        67,136
                                                                              ------------
Total liabilities...........................................                     2,774,253
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $373,952,333
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $  2,735,048
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                             9
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                             9
Paid-in capital in excess of par............................                   333,410,825
Accumulated distributions in excess of investment
  income--net...............................................  $ (2,025,176)
Accumulated realized capital losses--net....................   (57,220,601)
Unrealized appreciation--net................................    97,052,219
                                                              ------------
Total accumulated earnings--net.............................                    37,806,442
                                                                              ------------
NET ASSETS..................................................                  $373,952,333
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $373,949,997 and 27,350,480
  shares outstanding........................................                  $      13.67
                                                                              ============
Class II--Based on net assets of $1,168 and 85.373 shares
  outstanding...............................................                  $      13.68
                                                                              ============
Class III--Based on net assets of $1,168 and 85.373 shares
  outstanding...............................................                  $      13.68
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch International Value V.I. Fund
Statement of Operations for the Year Ended December 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $1,142,875 foreign withholding tax).......                 $ 8,354,011
Interest....................................................                      27,633
Securities lending--net.....................................                      23,024
                                                                             -----------
Total income................................................                   8,404,668
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 2,462,686
Custodian fees..............................................      139,322
Accounting services.........................................      103,588
Professional fees...........................................       38,977
Printing and shareholder reports............................       34,070
Trustees' fees and expenses.................................       18,493
Pricing fees................................................        8,558
Transfer agent fees--Class I................................        4,584
Other.......................................................       27,850
                                                              -----------
Total expenses..............................................                   2,838,128
                                                                             -----------
Investment income--net......................................                   5,566,540
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on:
  Investments--net..........................................   32,566,504
  Foreign currency transactions--net........................       19,185     32,585,689
                                                              -----------
Change in unrealized appreciation on:
  Investments--net..........................................   30,549,761
  Foreign currency transactions--net........................      (82,601)    30,467,160
                                                              -----------    -----------
Total realized and unrealized gain--net.....................                  63,052,849
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $68,619,389
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch International Value V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                      FOR THE YEAR ENDED
                                                                         DECEMBER 31,
                                                              -----------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2004                  2003
-------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  5,566,540          $  5,262,954
Realized gain (loss)--net...................................    32,585,689              (397,444)
Change in unrealized appreciation--net......................    30,467,160            88,498,071
                                                              ------------          ------------
Net increase in net assets resulting from operations........    68,619,389            93,363,581
                                                              ------------          ------------
-------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................    (8,199,970)           (8,834,795)
  Class II..................................................           (26)                   --
  Class III.................................................           (26)                   --
                                                              ------------          ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................    (8,200,022)           (8,834,795)
                                                              ------------          ------------
-------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................    (6,359,016)           (4,638,718)
                                                              ------------          ------------
-------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    54,060,351            79,890,068
Beginning of year...........................................   319,891,982           240,001,914
                                                              ------------          ------------
End of year*................................................  $373,952,333          $319,891,982
                                                              ============          ============
-------------------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................  $ (2,025,176)         $   (618,560)
                                                              ============          ============
-------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch International Value V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                     CLASS I
FINANCIAL STATEMENTS.                                   -----------------------------------------------------------
                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     2004         2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................    $  11.41     $   8.26    $   9.69    $  11.68    $  11.52
                                                          --------     --------    --------    --------    --------
Investment income--net................................         .20**        .19**       .13**       .20**       .22
Realized and unrealized gain (loss)--net..............        2.37         3.29       (1.21)      (1.71)        .10
                                                          --------     --------    --------    --------    --------
Total from investment operations......................        2.57         3.48       (1.08)      (1.51)        .32
                                                          --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..............................        (.31)        (.33)       (.35)       (.24)       (.11)
  Realized gain--net..................................          --           --          --        (.24)       (.05)
                                                          --------     --------    --------    --------    --------
Total dividends and distributions.....................        (.31)        (.33)       (.35)       (.48)       (.16)
                                                          --------     --------    --------    --------    --------
Net asset value, end of year..........................    $  13.67     $  11.41    $   8.26    $   9.69    $  11.68
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share....................      22.54%       42.24%+    (11.54%)    (12.90%)      2.85%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding reorganization expenses...........        .86%         .87%        .91%        .99%        .93%
                                                          ========     ========    ========    ========    ========
Expenses..............................................        .86%         .89%        .91%       1.01%        .93%
                                                          ========     ========    ========    ========    ========
Investment income--net................................       1.69%        2.08%       1.38%       1.83%       2.20%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)................    $373,950     $319,892    $240,002    $349,318    $356,292
                                                          ========     ========    ========    ========    ========
Portfolio turnover....................................         62%          54%         55%         62%         39%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.
** Based on average shares outstanding.
+ In 2003, .12% of the Fund's total return consisted of voluntary reimbursements by the Investment Adviser for the realized losses on foreign currency transactions.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch International Value V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                      FOR THE PERIOD
FINANCIAL STATEMENTS.                                            SEPTEMBER 30, 2004+
                                                                TO DECEMBER 31, 2004
                                                              -------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       CLASS II        CLASS III
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................   $11.98          $11.98
                                                               ------          ------
Investment income--net**....................................      .02             .02
Realized and unrealized gain--net...........................     1.99            1.99
                                                               ------          ------
Total from investment operations............................     2.01            2.01
                                                               ------          ------
Less dividends in excess of investment income--net..........     (.31)           (.31)
                                                               ------          ------
Net asset value, end of period..............................   $13.68          $13.68
                                                               ======          ======
---------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................  16.79%(++)      16.79%(++)
                                                               ======          ======
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .86%++          .86%++
                                                               ======          ======
Investment income--net......................................     .55%++          .55%++
                                                               ======          ======
---------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................   $    1          $    1
                                                               ======          ======
Portfolio turnover..........................................      62%             62%
                                                               ======          ======
---------------------------------------------------------------------------------------

*    Total investment returns exclude insurance-related fees and expenses.

**   Based on average shares outstanding.

+    Commencement of operations.

++   Annualized.

(++) Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch International Value V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. International Value V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the

--------------------------------------------------------------------------------

value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective

--------------------------------------------------------------------------------

aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $9,803 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income and $1,217,063 has been reclassified between accumulated realized capital losses on investments and accumulated distributions in excess of net investment income as a result of differences attributable to nondeductible expenses, foreign currency transactions and gains on sales of investments in passive foreign investment companies. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the period ended December 31, 2004, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2004, MLIM, LLC received $9,823 in securities lending agent fees from the Fund.

  MLPF&S received $5,776 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2004.

  In addition, the Fund reimbursed MLIM $6,761 for certain accounting services.

--------------------------------------------------------------------------------

  Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2004 were $200,717,408 and $214,864,854, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $6,359,016 and $4,638,718 for the years ended December 31, 2004 and December 31, 2003, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   3,623,281    $ 43,893,728
Shares issued to shareholders in
 reinvestment of dividends...........     599,413       8,199,970
                                       ----------    ------------
Total issued.........................   4,222,694      52,093,698
Shares redeemed......................  (4,898,887)    (58,454,766)
                                       ----------    ------------
Net decrease.........................    (676,193)   $ (6,361,068)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003                       Shares          Amount
-----------------------------------------------------------------
Shares sold.........................    8,655,371    $ 78,202,592
Shares issued to shareholders in
 reinvestment of dividends..........      785,018       8,834,795
                                      -----------    ------------
Total issued........................    9,440,389      87,037,387
Shares redeemed.....................  (10,461,080)    (91,676,105)
                                      -----------    ------------
Net decrease........................   (1,020,691)   $ (4,638,718)
                                      ===========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Period                              Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................    83      $1,000
Shares issued to shareholders in reinvestment of
 dividends......................................     2          26
                                                    --      ------
Total issued....................................    85       1,026
                                                    --      ------
Net increase....................................    85      $1,026
                                                    ==      ======
------------------------------------------------------------------

+ Commencement of operations.

------------------------------------------------------------------
Class III Shares for the Period                             Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................    83      $1,000
Shares issued to shareholders in reinvestment of
 dividends......................................     2          26
                                                    --      ------
Total issued....................................    85       1,026
                                                    --      ------
Net increase....................................    85      $1,026
                                                    ==      ======
------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:

-----------------------------------------------------------------
                                         12/31/2004    12/31/2003
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $8,200,022    $8,834,795
                                         ----------    ----------
Total taxable distributions............  $8,200,022    $8,834,795
                                         ==========    ==========
-----------------------------------------------------------------

  As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net.................  $  1,066,224
Undistributed long-term capital gains--net.........            --
                                                     ------------
Total undistributed earnings--net..................     1,066,224
Capital loss carryforward..........................   (56,716,524)*
Unrealized gains--net..............................    93,456,742**
                                                     ------------
Total accumulated earnings--net....................  $ 37,806,442
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2004, the Fund had a net capital loss carryforward of $56,716,524, of which $3,209,326 expires in 2009, $41,856,405 expires in 2010 and $11,650,793 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch International Value V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF MERRILL LYNCH INTERNATIONAL VALUE V.I. FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch International Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch International Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 16, 2005

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Core V.I. Fund
December 31, 2004--Annual Report
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 2004, Merrill Lynch Large Cap Core V.I. Fund's Class I Shares had a total return of +16.79%, outpacing the +11.40% return of the benchmark Russell 1000 Index. Since inception on September 30, 2004, through December 31, 2004, the Fund's Class II and Class III Shares both returned +13.61% versus +9.80% for the Index.

  The Fund invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Index. The Fund's outperformance during the year is attributed to stock selection in the health care (especially managed care), consumer discretionary (especially retail), industrials (especially transportation) and utilities sectors. At the individual stock level, the largest positive contributors to performance included Autodesk, Inc. (in the information technology sector), TXU Corp. (utilities), Sprint Corp. (PCS Group) (telecommunications services), Cummins, Inc. (industrials), Norfolk Southern Corp. (industrials), Pacificare Health Systems (health care), American Eagle Outfitters (consumer discretionary) and Urban Outfitters, Inc. (consumer discretionary). The Fund's underweight position in information technology stock Intel Corp. also benefited relative results.

  Partially offsetting these positive contributions were declines in several portfolio holdings, including Foundry Networks, Inc., Atmel, Fairchild Semiconductor Corporation, Cypress Semiconductor Corporation, and Amkor Technology, Inc., all in information technology (primarily semiconductors).

INVESTMENT ENVIRONMENT

  Because the Fund invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the past year.

  Although equity markets finished the year in positive territory, it was not without some suspense along the way. The stock market performed strongly in the early months of the year, carrying the momentum from year-end 2003 into 2004. Specifically, equities gleaned support from favorable economic news, unprecedented fiscal and monetary policy stimulus, extraordinary corporate earnings results, strong money flows and attractive valuations. In the second and third quarters, the market was much more volatile, taking its cues from election-related uncertainty, violence in Iraq, record-high oil prices, rising interest rates and a series of soft economic data. With the conclusion of the election in November, equities took a more definitive turn upward and the Standard & Poor's 500 (S&P 500) Index ended the year with a 12-month return of +10.88%.

  The value style of investing significantly outpaced growth for the year. The S&P 500 Barra Growth Index recorded a one-year return of +6.13% as of December 31, 2004, while the S&P 500 Barra Value Index returned +15.70% for the same period. In addition, small cap stocks outpaced their large cap counterparts for the year, as reflected in the +18.33% return of the small cap Russell 2000 Index versus the +11.40% return of the large cap Russell 1000 Index. Also during the year, we witnessed a gradual transition from higher-beta to lower-beta stocks, pointing toward increased investor caution. Looking ahead, we believe good stock picking is going to be more a matter of evaluating underlying company fundamentals, with no clear winners in terms of sector, style or market cap size.

PORTFOLIO ACTIVITY

  We maintained a procyclical bias for the majority of the fiscal year, investing in those companies and sectors that we believed could benefit from a burgeoning U.S. economy. For the most part, portfolio activity involved fine-tuning our exposures based on our fundamental research, including the use of both qualitative and quantitative screens. Although we continue to believe the U.S. economy is on relatively solid footing, we moderated our cyclical focus to some extent as investors grew somewhat more cautious. This involved some shifting in sector allocations as well as an increased emphasis on larger-capitalization companies, which tend to perform better in the latter stages of an economic recovery.

  From a sector perspective, we increased our exposure relative to the Russell 1000 Index in energy, materials and consumer staples. At the same time, we modestly reduced our overweight positions in information technology and consumer discretionary, reflecting the moderation of our procyclical theme.

--------------------------------------------------------------------------------

  In terms of individual stocks, we continued to search for companies with what we viewed as good earnings momentum and compelling valuations. The largest purchases during the year included Johnson & Johnson, The Home Depot, Inc., Prudential Financial, Inc., Pfizer, Inc., ChevronTexaco Corp., Hewlett-Packard Co., Lucent Technologies, Inc. and ConocoPhillips. Among the largest sales were Lehman Brothers Holdings, Inc., Citigroup, Inc., QUALCOMM Inc., Sprint Corp. (PCS Group), Cisco Systems, Inc., Avaya Inc. and Countrywide Credit Industries, Inc.

YEAR-END POSITION

  In general, we maintained our focus on cyclical stocks in anticipation of reasonably strong economic and earnings growth, at least in the near term. Accordingly, the Fund's largest overweights at year-end were in the consumer discretionary, information technology, energy and materials sectors. The Fund's largest underweights were in telecommunications services, an industry faced with numerous fundamental challenges; consumer staples, traditionally a defensive sector; and financial services, an area that tends to underperform in a rising interest rate environment.

  Some observers have come to question the vitality of economic growth in recent months, citing negligible inflation, slowing consumer spending and high oil prices. However, we continue to believe that the foundations of the economy are reasonably strong and corporate balance sheets are in good shape. Still, we expect 2005 to be a more challenging year for the stock market. With that in mind, we remain committed to our search for companies exhibiting good earnings momentum, earnings surprise and favorable valuation characteristics, and which we believe are positioned to deliver strong performance over the long term.

IN CONCLUSION

  We thank you for your continued investment in Merrill Lynch Large Cap Core V.I. Fund, and we look forward to serving your future investment needs.

Sincerely,

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers

Senior Vice President and Portfolio Manager
Merrill Lynch Large Cap Core V.I. Fund

January 14, 2005

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Core V.I. Fund
Portfolio Information as of December 31, 2004
--------------------------------------------------------------------------------

                                                                 PERCENT OF
                                                                    TOTAL
SECTOR REPRESENTATION                                            INVESTMENTS
-------------------------------------------------------------------------------
Information Technology......................................        21.6%
Consumer Discretionary......................................        18.8
Health Care.................................................        12.6
Energy......................................................        11.9
Financials..................................................        11.3
Industrials.................................................         8.8
Materials...................................................         5.2
Consumer Staples............................................         3.5
Utilities...................................................         3.4
Other*......................................................         2.9
-------------------------------------------------------------------------------

*    Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Core V.I. Fund
Total Return Based on a $10,000 Investment--Class I Shares
--------------------------------------------------------------------------------
[PERFORMANCE GRAPH]

                                                                MERRILL LYNCH LARGE CAP CORE
                                                                 V.I. FUND+-CLASS I SHARES*            RUSSELL 1000 INDEX++
                                                                ----------------------------           --------------------
12/94                                                                      10000                              10000
12/95                                                                      12261                              13777
12/96                                                                      14456                              16869
12/97                                                                      17881                              22411
12/98                                                                      20666                              28467
12/99                                                                      27162                              34420
12/00                                                                      24485                              31739
12/01                                                                      22675                              27788
12/02                                                                      18825                              21771
12/03                                                                      24759                              28279
12/04                                                                      28916                              31504

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
+ The Fund, under normal circumstances, invests at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000 Index.
++ This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Core V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/04                                          +16.79%
--------------------------------------------------------------------------
Five Years Ended 12/31/04                                        + 1.26
--------------------------------------------------------------------------
Ten Years Ended 12/31/04                                         +11.20
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Core V.I. Fund
Aggregate Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/04                             +13.61%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Core V.I. Fund
Aggregate Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/04                             +13.61%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Core V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                  AS OF DECEMBER 31, 2004                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +10.31%        +16.79%
-----------------------------------------------------------------------------------------
Class II Shares*                                                     --             --
-----------------------------------------------------------------------------------------
Class III Shares*                                                    --             --
-----------------------------------------------------------------------------------------
Russell 1000(R) Index**                                          + 7.81         +11.40
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares. Class II and Class III Shares commenced operations on 9/30/04.

** This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Past results shown should not be considered a representation of future performance.

Russell 1000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Core V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                                ENDING         DURING THE PERIOD++
                                                           BEGINNING         ACCOUNT VALUE            ENDED
                                                         ACCOUNT VALUE+    DECEMBER 31, 2004   DECEMBER 31, 2004*
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                      $1,000            $1,103.10              $2.80
------------------------------------------------------------------------------------------------------------------
Class II                                                     $1,000            $1,136.10              $1.44
------------------------------------------------------------------------------------------------------------------
Class III                                                    $1,000            $1,136.10              $1.44
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                      $1,000            $1,022.47              $2.69
------------------------------------------------------------------------------------------------------------------
Class II                                                     $1,000            $1,011.36              $1.35
------------------------------------------------------------------------------------------------------------------
Class III                                                    $1,000            $1,011.36              $1.35
------------------------------------------------------------------------------------------------------------------

+ July 1, 2004 for Class I Shares and September 30, 2004 (commencement of operations) for Class II and Class III Shares.
++ The period represents the six months ended for Class I Shares and from September 30, 2004 (commencement of operations) to December 31, 2004 for Class II and Class III Shares.
* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.53% for Class I, .53% for Class II and .53% for Class
    III), multiplied by the average account value over the period, multiplied by 184/366 for Class I, 93/366 for Class II and Class III (to reflect the one-half year period for Class I and actual days since inception for Class II and Class III).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year for Class I and actual days since inception for Class II and Class III divided by 366.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Core V.I. Fund
Schedule of Investments as of December 31, 2004
--------------------------------------------------------------------------------

                                   SHARES
INDUSTRY@                            HELD                           COMMON STOCKS                           VALUE
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.9%          48,000      General Dynamics Corp. ................................  $  5,020,800
---------------------------------------------------------------------------------------------------------------------
AIR FREIGHT &                      66,000      FedEx Corp. ...........................................     6,500,340
LOGISTICS--1.2%
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--1.1%                 410,000      Ford Motor Co. ........................................     6,002,400
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--0.9%               179,000      +Celgene Corp. ........................................     4,748,870
---------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.1%                   103,000      Eastman Chemical Co. ..................................     5,946,190
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.6%             74,000      Bank of America Corp. .................................     3,477,260
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &              89,000      +ITT Educational Services, Inc. .......................     4,231,950
SUPPLIES--0.8%
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                     44,000      +Cisco Systems, Inc. ..................................       849,200
EQUIPMENT--3.6%
                                1,507,000      +Lucent Technologies, Inc.(c)..........................     5,666,320
                                  433,000      Motorola, Inc. ........................................     7,447,600
                                  648,000      +Tellabs, Inc. ........................................     5,566,320
                                                                                                        ------------
                                                                                                          19,529,440
---------------------------------------------------------------------------------------------------------------------
COMPUTERS &                       102,000      +Apple Computer, Inc.. ................................     6,568,800
PERIPHERALS--6.1%
                                  245,000      +Dell, Inc. ...........................................    10,324,300
                                  395,000      Hewlett-Packard Co. ...................................     8,283,150
                                   22,000      International Business Machines Corp. .................     2,168,760
                                   83,000      +NCR Corp. ............................................     5,746,090
                                                                                                        ------------
                                                                                                          33,091,100
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL             125,000      Citigroup, Inc. .......................................     6,022,500
SERVICES--1.3%
                                   23,000      JP Morgan Chase & Co. .................................       897,230
                                                                                                        ------------
                                                                                                           6,919,730
---------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.2%          180,000      Edison International...................................     5,765,400
                                   96,000      TXU Corp. .............................................     6,197,760
                                                                                                        ------------
                                                                                                          11,963,160
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.1%        119,000      Rockwell Automation, Inc. .............................     5,896,450
---------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES                    135,000      Costco Wholesale Corp. ................................     6,535,350
RETAILING--1.4%
                                   15,000      Wal-Mart Stores, Inc. .................................       792,300
                                                                                                        ------------
                                                                                                           7,327,650
---------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--2.1%               286,000      Archer-Daniels-Midland Co. ............................     6,380,660
                                  269,000      Tyson Foods, Inc. Class A..............................     4,949,600
                                                                                                        ------------
                                                                                                          11,330,260
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &            78,000      Bausch & Lomb, Inc. ...................................     5,027,880
SUPPLIES--2.0%
                                  105,000      Becton Dickinson & Co. ................................     5,964,000
                                                                                                        ------------
                                                                                                          10,991,880
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &            51,000      Aetna, Inc. New Shares.................................     6,362,250
SERVICES--4.8%
                                   77,000      Cigna Corp. ...........................................     6,280,890
                                  188,000      +Humana, Inc. .........................................     5,581,720
                                  102,000      +Pacificare Health Systems.............................     5,765,040
                                   22,000      Quest Diagnostics......................................     2,102,100
                                                                                                        ------------
                                                                                                          26,092,000
---------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &             223,000      McDonald's Corp. ......................................     7,149,380
LEISURE--2.4%
                                  102,000      Starwood Hotels & Resorts Worldwide, Inc. .............     5,956,800
                                                                                                        ------------
                                                                                                          13,106,180
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--3.7%           67,000      Black & Decker Corp. ..................................     5,918,110
                                   45,000      Harman International Industries, Inc. .................     5,715,000
                                    8,000      +NVR, Inc. ............................................     6,155,200
                                   44,000      The Stanley Works......................................     2,155,560
                                                                                                        ------------
                                                                                                          19,943,870
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.2%           22,000      Procter & Gamble Co. ..................................     1,211,760
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Core V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)
--------------------------------------------------------------------------------

                                   SHARES
INDUSTRY@                            HELD                           COMMON STOCKS                           VALUE
---------------------------------------------------------------------------------------------------------------------
IT SERVICES--2.5%                  13,000      +Affiliated Computer Services, Inc. Class A............  $    782,470
                                   29,000      +Checkfree Corp. ......................................     1,104,320
                                  110,000      +Computer Sciences Corp. ..............................     6,200,700
                                  231,000      Electronic Data Systems Corp. .........................     5,336,100
                                                                                                        ------------
                                                                                                          13,423,590
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                        335,000      General Electric Co. ..................................    12,227,500
CONGLOMERATES--2.9%
                                   50,000      Textron, Inc. .........................................     3,690,000
                                                                                                        ------------
                                                                                                          15,917,500
---------------------------------------------------------------------------------------------------------------------
INSURANCE--8.5%                   140,000      The Allstate Corp......................................     7,240,800
                                   23,000      American International Group, Inc. ....................     1,510,410
                                   80,000      Chubb Corp. ...........................................     6,152,000
                                   12,000      Hartford Financial Services Group, Inc. ...............       831,720
                                  114,000      Lincoln National Corp. ................................     5,321,520
                                   25,000      Loews Corp. ...........................................     1,757,500
                                  124,000      Metlife, Inc. .........................................     5,023,240
                                  124,000      Prudential Financial, Inc. ............................     6,815,040
                                  115,000      Safeco Corp. ..........................................     6,007,600
                                  327,000      UnumProvident Corp.(c).................................     5,866,380
                                                                                                        ------------
                                                                                                          46,526,210
---------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT &               161,000      Eastman Kodak Co. .....................................     5,192,250
PRODUCTS--1.0%
---------------------------------------------------------------------------------------------------------------------
MACHINERY--1.1%                    71,000      Cummins, Inc. .........................................     5,949,090
---------------------------------------------------------------------------------------------------------------------
MEDIA--0.5%                        38,000      +Getty Images, Inc. ...................................     2,616,300
---------------------------------------------------------------------------------------------------------------------
METALS & MINING--3.3%             114,000      Nucor Corp. ...........................................     5,966,760
                                   59,000      Phelps Dodge Corp.(c)..................................     5,836,280
                                  117,000      United States Steel Corp. .............................     5,996,250
                                                                                                        ------------
                                                                                                          17,799,290
---------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--2.2%            147,000      JC Penney Co., Inc. Holding Co. .......................     6,085,800
                                  129,000      Nordstrom, Inc. .......................................     6,028,170
                                                                                                        ------------
                                                                                                          12,113,970
---------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES &                 990,000      +Dynegy, Inc. Class A..................................     4,573,800
UNREGULATED POWER--1.3%
                                  142,000      Williams Cos., Inc. ...................................     2,313,180
                                                                                                        ------------
                                                                                                           6,886,980
---------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS--1.2%          378,000      +Xerox Corp. ..........................................     6,429,780
---------------------------------------------------------------------------------------------------------------------
OIL & GAS--12.3%                   61,000      Amerada Hess Corp. ....................................     5,025,180
                                   87,000      Anadarko Petroleum Corp. ..............................     5,638,470
                                  145,000      Burlington Resources, Inc. ............................     6,307,500
                                  199,000      ChevronTexaco Corp. ...................................    10,449,490
                                   94,000      ConocoPhillips.........................................     8,162,020
                                  154,000      Devon Energy Corp. ....................................     5,993,680
                                  196,000      Exxon Mobil Corp. .....................................    10,046,960
                                   60,000      Occidental Petroleum Corp. ............................     3,501,600
                                   68,000      Sunoco, Inc. ..........................................     5,556,280
                                  136,000      Valero Energy Corp. ...................................     6,174,400
                                                                                                        ------------
                                                                                                          66,855,580
---------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                    151,000      Georgia-Pacific Corp. .................................     5,659,480
PRODUCTS--1.0%
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--5.3%             225,000      Johnson & Johnson......................................    14,269,500
                                  541,000      Pfizer, Inc. ..........................................    14,547,490
                                                                                                        ------------
                                                                                                          28,816,990
---------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--1.1%                 170,000      Norfolk Southern Corp. ................................     6,152,300
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Core V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)
--------------------------------------------------------------------------------

                                   SHARES
INDUSTRY@                            HELD                           COMMON STOCKS                           VALUE
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                  135,000      +Cree, Inc.(c).........................................  $  5,410,800
SEMICONDUCTOR
EQUIPMENT--2.2%

                                   76,000      Intel Corp. ...........................................     1,777,640
                                  176,000      Microchip Technology, Inc. ............................     4,692,160
                                                                                                        ------------
                                                                                                          11,880,600
---------------------------------------------------------------------------------------------------------------------
SOFTWARE--6.8%                     96,000      Adobe Systems, Inc.(c) ................................     6,023,040
                                  156,000      Autodesk, Inc. ........................................     5,920,200
                                      692      Computer Associates International, Inc. ...............        21,494
                                  174,000      +McAfee, Inc. .........................................     5,033,820
                                  221,000      Microsoft Corp. .......................................     5,902,910
                                  570,000      +Oracle Corp. .........................................     7,820,400
                                  243,000      +Symantec Corp. .......................................     6,259,680
                                                                                                        ------------
                                                                                                          36,981,544
---------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--8.5%            121,000      Abercrombie & Fitch Co. Class A........................     5,680,950
                                  130,000      American Eagle Outfitters..............................     6,123,000
                                  256,000      The Gap, Inc.(c).......................................     5,406,720
                                  149,000      Home Depot, Inc. ......................................     6,368,260
                                  242,000      Limited Brands.........................................     5,570,840
                                  157,000      PETsMART, Inc. ........................................     5,578,210
                                  193,000      Staples, Inc. .........................................     6,506,030
                                  115,000      +Urban Outfitters, Inc. ...............................     5,106,000
                                                                                                        ------------
                                                                                                          46,340,010
---------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                175,000      Countrywide Financial Corp. ...........................     6,476,750
FINANCE--1.2%
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN COMMON STOCKS
                                               (COST--$463,695,716)--100.4%...........................   545,349,504
---------------------------------------------------------------------------------------------------------------------
                               BENEFICIAL
                                 INTEREST                       SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                              $16,532,250      Merrill Lynch Liquidity Series, LLC Money Market           16,532,250
                                                 Series(a)(b).........................................
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                               (COST--$16,532,250)--3.0%..............................    16,532,250
---------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$480,227,966*)--103.4%..........................   561,881,754
                                               LIABILITIES IN EXCESS OF OTHER ASSETS--(3.4%)..........   (18,527,762)
                                                                                                        ------------
                                               NET ASSETS--100.0%.....................................  $543,353,992
                                                                                                        ============
---------------------------------------------------------------------------------------------------------------------

+    Non-income producing security.

@ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

* The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

--------------------------------------------------------------------------
Aggregate cost..............................................  $485,749,097
                                                              ============
Gross unrealized appreciation...............................  $ 90,426,236
Gross unrealized depreciation...............................   (14,293,579)
                                                              ------------
Net unrealized appreciation.................................  $ 76,132,657
                                                              ============
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Core V.I. Fund
Schedule of Investments as of December 31, 2004 (concluded)
--------------------------------------------------------------------------------

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

-----------------------------------------------------------------------------------------------
                                                                              INTEREST/DIVIDEND
AFFILIATE                                                      NET ACTIVITY        INCOME
-----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....             --        $   457
Merrill Lynch Liquidity Series, LLC Money Market Series.....   $(29,134,763)       $47,752
Merrill Lynch Premier Institutional Fund....................    (15,222,337)       $ 6,812
-----------------------------------------------------------------------------------------------

(b)  Security was purchased with the cash proceeds from securities loans.

(c)  Security, or a portion of security, is on loan.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Core V.I. Fund
Statement of Assets and Liabilities as of December 31, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $15,850,872) (identified
  cost--$463,695,716).......................................                  $545,349,504
Investments in affiliated securities, at value (identified
  cost--$16,532,250)........................................                    16,532,250
Foreign cash (cost--$368)...................................                           375
Receivables:
  Dividends.................................................  $    826,395
  Securities sold...........................................        92,505
  Securities lending........................................         3,498
  Interest from affiliates..................................            85         922,483
                                                              ------------
Prepaid expenses............................................                         3,151
                                                                              ------------
Total assets................................................                   562,807,763
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    16,532,250
Payables:
  Custodian bank............................................     2,420,640
  Investment adviser........................................       234,651
  Capital shares redeemed...................................       195,217
  Other affiliates..........................................         3,494       2,854,002
                                                              ------------
Accrued expenses............................................                        67,519
                                                                              ------------
Total liabilities...........................................                    19,453,771
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $543,353,992
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                  $  1,849,363
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                             4
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                             4
Paid-in capital in excess of par............................                   495,045,550
Accumulated realized capital losses--net....................  $(35,194,724)
Unrealized appreciation--net................................    81,653,795
                                                              ------------
Total accumulated earnings--net.............................                    46,459,071
                                                                              ------------
NET ASSETS..................................................                  $543,353,992
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $543,351,720 and 18,493,631
  shares outstanding........................................                  $      29.38
                                                                              ============
Class II--Based on net assets of $1,136 and 38.67 shares
  outstanding...............................................                  $      29.38
                                                                              ============
Class III--Based on net assets of $1,136 and 38.67 shares
  outstanding...............................................                  $      29.38
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Core V.I. Fund
Statement of Operations for the Year Ended December 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................                $ 7,024,352
Securities lending--net.....................................                     54,564
Interest from affiliates....................................                        457
                                                                            -----------
Total income................................................                  7,079,373
                                                                            -----------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $2,361,722
Accounting services.........................................     172,057
Custodian fees..............................................      57,479
Professional fees...........................................      46,297
Printing and shareholder reports............................      42,909
Directors' fees and expenses................................      29,397
Transfer agent fees--Class I................................       5,001
Pricing services............................................       1,327
Other.......................................................      24,180
                                                              ----------
Total expenses..............................................                  2,740,369
                                                                            -----------
Investment income--net......................................                  4,339,004
                                                                            -----------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN--NET:
Realized gain on investments--net...........................                 71,414,387
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   4,970,336
  Foreign currency transactions--net........................          25      4,970,361
                                                              ----------    -----------
Total realized and unrealized gain--net.....................                 76,384,748
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $80,723,752
                                                                            ===========
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Core V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2004           2003
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  4,339,004   $  1,770,351
Realized gain--net..........................................    71,414,387     41,268,251
Change in unrealized appreciation/depreciation--net.........     4,970,361     84,388,416
                                                              ------------   ------------
Net increase in net assets resulting from operations........    80,723,752    127,427,018
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................    (4,374,992)    (1,825,008)
  Class II..................................................            (9)            --
  Class III.................................................            (9)            --
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................    (4,375,010)    (1,825,008)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (50,714,720)   (42,808,187)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    25,634,022     82,793,823
Beginning of year...........................................   517,719,970    434,926,147
                                                              ------------   ------------
End of year*................................................  $543,353,992   $517,719,970
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................            --   $    (77,069)
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Core V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                      CLASS I
FINANCIAL STATEMENTS.                                      --------------------------------------------------------
                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                      2004        2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $  25.36    $  19.35    $  23.52    $  25.61    $  39.93
                                                           --------    --------    --------    --------    --------
Investment income--net**.................................       .22         .08         .16         .20         .44
Realized and unrealized gain (loss)--net.................      4.04        6.02       (4.15)      (2.09)      (4.16)
                                                           --------    --------    --------    --------    --------
Total from investment operations.........................      4.26        6.10       (3.99)      (1.89)      (3.72)
                                                           --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.................................      (.24)       (.09)       (.18)       (.20)       (.48)
  In excess of investment income--net....................        --          --          --          --        (.16)
  Realized gain--net.....................................        --          --          --          --+      (8.58)
  In excess of realized gain--net........................        --          --          --          --       (1.38)
                                                           --------    --------    --------    --------    --------
Total dividends and distributions........................      (.24)       (.09)       (.18)       (.20)     (10.60)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year.............................  $  29.38    $  25.36    $  19.35    $  23.52    $  25.61
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................    16.79%      31.52%     (16.98%)     (7.39%)     (9.85%)
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................      .53%        .54%        .56%        .53%        .49%
                                                           ========    ========    ========    ========    ========
Investment income--net...................................      .84%        .39%        .74%        .86%       1.14%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $543,352    $517,720    $434,926    $596,738    $761,558
                                                           ========    ========    ========    ========    ========
Portfolio turnover.......................................   130.98%     124.56%     115.39%     170.43%     102.12%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*   Total investment returns exclude insurance-related fees and expenses.

**  Based on average shares outstanding.

+   Amount is less than $(.01) per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Core V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                      FOR THE PERIOD
FINANCIAL STATEMENTS.                                           SEPTEMBER 30, 2004+
                                                                TO DECEMBER 31, 2004
                                                              ------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                        CLASS II     CLASS III
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................   $  26.07     $  26.07
                                                               --------     --------
Investment income--net***...................................        .12          .12
Realized and unrealized gain--net...........................       3.43         3.43
                                                               --------     --------
Total from investment operations............................       3.55         3.55
                                                               --------     --------
Less dividends from investment income--net..................       (.24)        (.24)
                                                               --------     --------
Net asset value, end of period..............................   $  29.38     $  29.38
                                                               ========     ========
--------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................     13.61%++     13.61%++
                                                               ========     ========
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .53%*        .53%*
                                                               ========     ========
Investment income--net......................................      1.70%*       1.70%*
                                                               ========     ========
--------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................   $      1     $      1
                                                               ========     ========
Portfolio turnover..........................................    130.98%      130.98%
                                                               ========     ========
--------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Core V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Merrill Lynch Large Cap Core V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the

--------------------------------------------------------------------------------

value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss

--------------------------------------------------------------------------------

where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Custodian bank--The Fund recorded an amount payable to the custodian bank resulting from a timing difference of security transactions settlement.

  (j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $113,075 has been reclassified between paid-in capital in excess of par and accumulated investment income as a result of distributions in excess of net investment income and non-deductible expenses. This reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the fund. For such services, the Fund pays a monthly fee at the following annual rates: .500% of the Fund's average daily net assets not exceeding $250 million; .450% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .400% of average daily net assets in excess of $400 million. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management, Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Company. There is no increase in the aggregate fees paid by the Company for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the period ended December 31, 2004, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2004, MLIM, LLC received $24,059 in securities lending agent fees from the Fund.

  For the year ended December 31, 2004, the Fund reimbursed MLIM $10,731 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2004 were $678,135,573 and $725,473,409, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets resulting from capital share transactions were $50,714,720 and $42,808,187 for the years ended December 31, 2004 and December 31, 2003, respectively.

--------------------------------------------------------------------------------

  Transactions in capital shares for each class were as follows:

------------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2004                        Shares      Dollar Amount
------------------------------------------------------------------
Shares sold..........................     270,010    $  7,162,081
Shares issued to shareholders in
 reinvestment of dividends...........     148,860       4,374,992
                                       ----------    ------------
Total issued.........................     418,870      11,537,073
Shares redeemed......................  (2,342,532)    (62,253,811)
                                       ----------    ------------
Net decrease.........................  (1,923,662)   $(50,716,738)
                                       ==========    ============
------------------------------------------------------------------

------------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2003                        Shares      Dollar Amount
------------------------------------------------------------------
Shares sold..........................     371,145    $  8,119,902
Shares issued to shareholders in
 reinvestment of dividends...........      71,879       1,825,008
                                       ----------    ------------
Total issued.........................     443,024       9,944,910
Shares redeemed......................  (2,502,401)    (52,753,097)
                                       ----------    ------------
Net decrease.........................  (2,059,377)   $(42,808,187)
                                       ==========    ============
------------------------------------------------------------------

-------------------------------------------------------------------------
Class II Shares for the Period September 30,
2004+ to December 31, 2004                      Shares      Dollar Amount
-------------------------------------------------------------------------
Shares sold.............................              39    $      1,000
Shares issued to shareholders in
 reinvestment of dividends..............              --*              9
                                              ----------    ------------
Net increase............................              39    $      1,009
                                              ==========    ============
-------------------------------------------------------------------------

* Amount is less than 1 share.
+ Commencement of operations.

--------------------------------------------------------------------------
Class III Shares for the Period September 30,
2004+ to December 31, 2004                       Shares      Dollar Amount
--------------------------------------------------------------------------
Shares sold..............................              39    $      1,000
Shares issued to shareholders in reinvestment
 of dividends............................              --*              9
                                               ----------    ------------
Net increase.............................              39    $      1,009
                                               ==========    ============
--------------------------------------------------------------------------

* Amount is less than 1 share.
+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:

-----------------------------------------------------------------
                                         12/31/2004    12/31/2003
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $4,375,010    $1,825,008
                                         ----------    ----------
Total taxable distributions............  $4,375,010    $1,825,008
                                         ==========    ==========

  As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net.................  $         --
Undistributed long-term capital gains--net.........            --
                                                     ------------
Total undistributed earnings--net..................            --
Capital loss carryforward..........................  (29,673,593)*
Unrealized gains--net..............................    76,132,664**
                                                     ------------
Total accumulated earnings--net....................  $ 46,459,071
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2004, the Fund had a net capital loss carryforward of $29,673,593, all of which expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Core V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
MERRILL LYNCH LARGE CAP CORE V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Large Cap Core V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Large Cap Core V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 16, 2005

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Growth V.I. Fund
December 31, 2004--Annual Report
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 2004, Merrill Lynch Large Cap Growth V.I. Fund's Class I Shares had a total return of +7.80%, outpacing the +6.30% return of the benchmark Russell 1000 Growth Index. Since inception (May 19, 2004) through December 31, 2004, the Fund's Class III Shares returned +11.68% compared to +7.99% for the Index. Since inception on September 30, 2004 through December 31, 2004, the Fund's Class II Shares returned +12.92% versus +9.17 for the Index.

  The Fund invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Index. The Fund's outperformance during the year is attributed to stock selection in the health care (especially managed care), consumer discretionary (especially retail), industrials and utilities sectors. At the individual stock level, the largest positive contributors to performance included Autodesk, Inc. (in the information technology sector), Cree, Inc. (information technology), Harman International Industries, Inc. (consumer discretionary), Sprint Corp. (PCS Group) (telecommunications services), Pacificare Health Systems (health care), American Eagle Outfitters (consumer discretionary) and Urban Outfitters, Inc. (consumer discretionary). The Fund's underweight position in information technology stocks Intel Corp. and Cisco Systems, Inc. also benefited relative results.

  Partially offsetting these positive contributions were declines in several portfolio holdings, including Foundry Networks, Inc., Atmel Corporation, Fairchild Semiconductor Corporation, Cypress Semiconductor Corporation and Amkor Technology, Inc., all in the information technology sector (particularly semiconductors).

INVESTMENT ENVIRONMENT

  Because the Fund invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the past year.

  Although equity markets finished the year in positive territory, it was not without some suspense along the way. The stock market performed strongly in the early months of the year, carrying the momentum from year-end 2003 into 2004. Specifically, equities gleaned support from favorable economic news, unprecedented fiscal and monetary policy stimulus, extraordinary corporate earnings results, strong money flows and attractive valuations. In the second and third quarters, the market was much more volatile, taking its cues from election-related uncertainty, violence in Iraq, record-high oil prices, rising interest rates and a series of soft economic data. With the conclusion of the election in November, equities took a more definitive turn upward and the Standard & Poor's 500 (S&P 500) Index ended the year with a 12-month return of +10.88%.

  The value style of investing significantly outpaced growth for the year. The S&P 500 Barra Growth Index recorded a one-year return of +6.13% as of December 31, 2004, while the S&P 500 Barra Value Index returned +15.70% for the same period. In addition, small cap stocks outpaced their large cap counterparts for the year, as reflected in the +18.33% return of the small cap Russell 2000 Index versus the +11.40% return of the large cap Russell 1000 Index. Also during the year, we witnessed a gradual transition from higher-beta to lower-beta stocks, pointing toward increased investor caution. Looking ahead, we believe good stock picking is going to be more a matter of evaluating underlying company fundamentals, with no clear winners in terms of sector, style or market cap size.

PORTFOLIO ACTIVITY

  We maintained a procyclical bias for the majority of the fiscal year, investing in those companies and sectors that we believed could benefit from a burgeoning U.S. economy. For the most part, portfolio activity involved fine-tuning our exposures based on our fundamental research, including the use of both qualitative and quantitative screens. Although we continue to believe the U.S. economy is on relatively solid footing, we moderated our cyclical focus to some extent as investors grew somewhat more cautious. This involved some shifting in sector allocations as well as an increased emphasis on larger-capitalization companies, which tend to perform better in the latter stages of an economic recovery.

  From a sector perspective, we increased our exposure relative to the Russell 1000 Growth Index in energy, consumer discretionary and healthcare. At the same time, we modestly reduced our overweight position in information technology, reflecting the moderation of our procyclical theme.

--------------------------------------------------------------------------------

  In terms of individual stocks, we continued to search for companies with what we viewed as good earnings momentum and compelling valuations. The largest purchases during the year included Pfizer, Inc., Johnson & Johnson, Dell, Inc., The Home Depot, Inc., Staples, Inc. and Advanced Micro Devices, Inc. Among the largest sales were Intel Corp., Yahoo! Inc., Station Casinos, Inc., Genentech, Inc., Altria Group, Inc. and Fisher Scientific International Inc.

YEAR-END POSITION

  In general, we maintained our focus on cyclical stocks in anticipation of reasonably strong economic and earnings growth, at least in the near term. Accordingly, the Fund's largest overweights at year-end were in the consumer discretionary, information technology, energy and materials sectors. The Fund's largest underweights were in telecommunications services, an industry faced with numerous fundamental challenges; consumer staples, traditionally a defensive sector; and financial services, an area that tends to underperform in a rising interest rate environment.

  Some observers have come to question the vitality of economic growth in recent months, citing negligible inflation, slowing consumer spending and high oil prices. However, we continue to believe that the foundations of the economy are reasonably strong and corporate balance sheets are in good shape. Still, we expect 2005 to be a more challenging year for the stock market. With that in mind, we remain committed to our search for companies exhibiting good earnings momentum, earnings surprise and favorable valuation characteristics, and which we believe are positioned to deliver strong performance over the long term.

IN CONCLUSION

  We thank you for your continued investment in Merrill Lynch Large Cap Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your future investment needs.

Sincerely,

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers

Senior Vice President and Portfolio Manager
Merrill Lynch Large Cap Growth V.I. Fund

January 14, 2005

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Growth V.I. Fund
Portfolio Information as of December 31, 2004
--------------------------------------------------------------------------------

                                                                  PERCENT OF
                                                                     TOTAL
SECTOR REPRESENTATION                                             INVESTMENTS
--------------------------------------------------------------------------------
Information Technology......................................         30.6%
Consumer Discretionary......................................         24.1
Health Care.................................................         20.4
Industrials.................................................          8.7
Energy......................................................          4.0
Consumer Staples............................................          3.4
Materials...................................................          2.7
Financials..................................................          2.0
Utilities...................................................          1.0
Other*......................................................          3.1
--------------------------------------------------------------------------------

(++)    Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Growth V.I. Fund
Total Return Based on a $10,000 Investment--Class I & Class III Shares
--------------------------------------------------------------------------------
[LINE GRAPH]

                                                               MERRILL LYNCH LARGE CAP GROWTH
                                                                V.I. FUND+--CLASS I SHARES*        RUSSELL 1000 GROWTH INDEX++
                                                               ------------------------------      ---------------------------
4/30/99**                                                                 10000.00                           10000.00
12/99                                                                     12094.00                           12504.00
12/00                                                                     10166.00                            9700.00
12/01                                                                      9218.00                            7719.00
12/02                                                                      7062.00                            5567.00
12/03                                                                      9463.00                            7223.00
12/04                                                                     10202.00                            7678.00

[LINE GRAPH]

                                                               MERRILL LYNCH LARGE CAP GROWTH
                                                               V.I. FUND+--CLASS III SHARES*       RUSSELL 1000 GROWTH INDEX++
                                                               ------------------------------      ---------------------------
5/19/04**                                                                 10000.00                           10000.00
12/31/04                                                                  11168.00                           10799.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective November 24, 2003, the Fund's Class A Shares were redesignated Class I Shares.
** Commencement of operations.
+ The Fund invests in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth.
++ This unmanaged Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Growth V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/04                                          +7.80%
--------------------------------------------------------------------------
Five Years Ended 12/31/04                                        -3.35
--------------------------------------------------------------------------
Inception (4/30/99) through 12/31/04                             +0.35
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Growth V.I. Fund
Aggregate Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04 through 12/31/04)                             +12.92%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Growth V.I. Fund
Aggregate Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (5/19/04 through 12/31/04)                             +11.68%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Growth V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2004                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +5.30%         +7.80%
-----------------------------------------------------------------------------------------
Class II Shares*                                                    --             --
-----------------------------------------------------------------------------------------
Class III Shares*                                                +5.19             --
-----------------------------------------------------------------------------------------
Russell 1000(R) Growth Index***                                  +3.47          +6.30
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective November 24, 2003, the Fund's Class A Shares were redesignated Class I Shares. Class II Shares commenced operations on 9/30/04. Class III Shares commenced operations on 5/19/04.

*** This unmanaged Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Past results shown should not be considered a representation of future performance.

Russell 1000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Growth V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                         ENDING               EXPENSES PAID
                                                    BEGINNING         ACCOUNT VALUE     DURING THE PERIOD++ ENDED
                                                 ACCOUNT VALUE+     DECEMBER 31, 2004      DECEMBER 31, 2004*
-----------------------------------------------------------------------------------------------------------------
ACTUAL
-----------------------------------------------------------------------------------------------------------------
Class I                                              $1,000             $1,053.00                 $4.13
-----------------------------------------------------------------------------------------------------------------
Class II                                             $1,000             $1,129.20                 $2.11
-----------------------------------------------------------------------------------------------------------------
Class III                                            $1,000             $1,051.90                 $5.42
-----------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
-----------------------------------------------------------------------------------------------------------------
Class I                                              $1,000             $1,021.11                 $4.06
-----------------------------------------------------------------------------------------------------------------
Class II                                             $1,000             $1,010.72                 $1.99
-----------------------------------------------------------------------------------------------------------------
Class III                                            $1,000             $1,019.86                 $5.33
-----------------------------------------------------------------------------------------------------------------

+ July 1, 2004 for Class I and Class III Shares and September 30, 2004 (commencement of operations) for Class II Shares.
++ The period represents the six months ended for Class I and Class III Shares and from September 30, 2004 (commencement of operations) to December 31, 2004 for Class II Shares.
* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.80% for Class I, .79% for Class II and 1.05% for Class
   III), multiplied by the average account value over the period, multiplied by 184/366 for Class I and Class III and 93/366 for Class II (to reflect the one-half year period for Class I and Class III and actual days since inception for Class II).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year for Class I and Class III and the actual days since inception for Class II, divided by 366.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Growth V.I. Fund
Schedule of Investments as of December 31, 2004
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY(++)                        HELD                           COMMON STOCKS                            VALUE
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.7%         59,000      Boeing Co. .............................................  $  3,054,430
                                  18,000      General Dynamics Corp. .................................     1,882,800
                                                                                                        ------------
                                                                                                           4,937,230
---------------------------------------------------------------------------------------------------------------------
AIR FREIGHT &                     37,000      CNF, Inc................................................     1,853,700
LOGISTICS--2.4%
                                  25,000      FedEx Corp. ............................................     2,462,250
                                                                                                        ------------
                                                                                                           4,315,950
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--1.1%                 33,000      Harley-Davidson, Inc. ..................................     2,004,750
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--1.1%               72,000      +Celgene Corp. .........................................     1,910,160
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES               30,000      The Brink's Co. ........................................     1,185,600
& SUPPLIES--1.7%                  41,000      +ITT Educational Services, Inc. ........................     1,949,550
                                                                                                        ------------
                                                                                                           3,135,150
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                   114,000      +Avaya, Inc.(c).........................................     1,960,800
EQUIPMENT--6.3%
                                  29,000      +Cisco Systems, Inc. ...................................       559,700
                                 181,000      Motorola, Inc. .........................................     3,113,200
                                  91,000      Qualcomm, Inc. .........................................     3,858,400
                                 223,000      +Tellabs, Inc. .........................................     1,915,570
                                                                                                        ------------
                                                                                                          11,407,670
---------------------------------------------------------------------------------------------------------------------
COMPUTERS &                       35,000      +Apple Computer, Inc....................................     2,254,000
PERIPHERALS--6.4%
                                 128,000      +Dell, Inc. ............................................     5,393,920
                                  30,000      +NCR Corp. .............................................     2,076,900
                                  58,000      +Storage Technology Corp. ..............................     1,833,380
                                                                                                        ------------
                                                                                                          11,558,200
---------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.2%      10,000      Ball Corp. .............................................       439,800
---------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.0%          94,000      +Allegheny Energy, Inc. ................................     1,852,740
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.2%        43,000      Rockwell Automation, Inc. ..............................     2,130,650
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &            90,000      +Ingram Micro, Inc. Class A.............................     1,872,000
INSTRUMENTS--1.0%
---------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT &                60,000      Halliburton Co. ........................................     2,354,400
SERVICES--1.3%
---------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES                    39,000      Costco Wholesale Corp. .................................     1,887,990
RETAILING--1.4%
                                  14,000      Wal-Mart Stores, Inc. ..................................       739,480
                                                                                                        ------------
                                                                                                           2,627,470
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &           29,000      Bausch & Lomb, Inc. ....................................     1,869,340
SUPPLIES--3.2%                    39,000      Becton Dickinson & Co. .................................     2,215,200
                                  38,000      +Waters Corp. ..........................................     1,778,020
                                                                                                        ------------
                                                                                                           5,862,560
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &           17,000      Aetna, Inc. New Shares..................................     2,120,750
SERVICES--7.9%
                                  43,000      +Laboratory Corp. of America Holdings...................     2,142,260
                                  33,000      +Pacificare Health Systems..............................     1,865,160
                                  21,000      +Quest Diagnostics......................................     2,006,550
                                  42,000      UnitedHealth Group, Inc. ...............................     3,697,260
                                  22,000      +WellPoint, Inc. .......................................     2,530,000
                                                                                                        ------------
                                                                                                          14,361,980
---------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &             33,000      Starwood Hotels & Resorts Worldwide, Inc. ..............     1,927,200
LEISURE--1.1%
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--4.6%          24,000      Black & Decker Corp. ...................................     2,119,920
                                  17,000      Harman International Industries, Inc. ..................     2,159,000
                                   3,000      +NVR, Inc. .............................................     2,308,200
                                  77,000      Newell Rubbermaid, Inc. ................................     1,862,630
                                                                                                        ------------
                                                                                                           8,449,750
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Growth V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY(++)                        HELD                           COMMON STOCKS                            VALUE
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.3%          11,000      Procter & Gamble Co. ...................................  $    605,880
---------------------------------------------------------------------------------------------------------------------
IT SERVICES--2.2%                 34,000      +Affiliated Computer Services, Inc. Class A.............     2,046,460
                                  50,000      +Checkfree Corp. .......................................     1,904,000
                                                                                                        ------------
                                                                                                           3,950,460
---------------------------------------------------------------------------------------------------------------------
INSURANCE--2.0%                   36,000      Prudential Financial, Inc. .............................     1,978,560
                                  36,000      WR Berkley Corp. .......................................     1,698,120
                                                                                                        ------------
                                                                                                           3,676,680
---------------------------------------------------------------------------------------------------------------------
MEDIA--2.0%                       27,000      +Getty Images, Inc. ....................................     1,858,950
                                  20,000      +Pixar..................................................     1,712,200
                                                                                                        ------------
                                                                                                           3,571,150
---------------------------------------------------------------------------------------------------------------------
METALS & MINING--2.6%             39,000      Nucor Corp. ............................................     2,041,260
                                  18,000      Phelps Dodge Corp. .....................................     1,780,560
                                  43,000      Worthington Industries                                         841,940
                                                                                                        ------------
                                                                                                           4,663,760
---------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--1.2%            45,000      Nordstrom, Inc. ........................................     2,102,850
---------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS--1.1%         120,000      +Xerox Corp. ...........................................     2,041,200
---------------------------------------------------------------------------------------------------------------------
OIL & GAS--2.9%                   24,000      Anadarko Petroleum Corp. ...............................     1,555,440
                                  45,000      Burlington Resources, Inc. .............................     1,957,500
                                  29,000      +Newfield Exploration Co. ..............................     1,712,450
                                                                                                        ------------
                                                                                                           5,225,390
---------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS--1.7%           69,000      The Gillette Co. .......................................     3,089,820
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--9.0%            123,000      Johnson & Johnson.......................................     7,800,660
                                 316,000      Pfizer, Inc. ...........................................     8,497,240
                                                                                                        ------------
                                                                                                          16,297,900
---------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--1.0%                 42,000      JB Hunt Transport Services, Inc. .......................     1,883,700
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                  88,000      +Advanced Micro Devices, Inc. ..........................     1,937,760
SEMICONDUCTOR                     49,000      +Cree, Inc.(c)..........................................     1,963,920
EQUIPMENT--4.0%
                                  67,000      Intel Corp. ............................................     1,567,130
                                  66,000      Microchip Technology, Inc. .............................     1,759,560
                                                                                                        ------------
                                                                                                           7,228,370
---------------------------------------------------------------------------------------------------------------------
SOFTWARE--10.7%                   39,000      Adobe Systems, Inc. ....................................     2,446,860
                                  58,000      Autodesk, Inc. .........................................     2,201,100
                                 228,000      +BEA Systems, Inc. .....................................     2,020,080
                                  70,000      +McAfee, Inc. ..........................................     2,025,100
                                 117,000      Microsoft Corp. ........................................     3,125,070
                                 240,000      +Oracle Corp. ..........................................     3,292,800
                                  91,000      +Symantec Corp. ........................................     2,344,160
                                 155,000      +TIBCO Software, Inc. ..................................     2,067,700
                                                                                                        ------------
                                                                                                          19,522,870
---------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--13.7%           44,000      Abercrombie & Fitch Co. Class A.........................     2,065,800
                                  43,000      American Eagle Outfitters...............................     2,025,300
                                  41,000      Best Buy Co., Inc. .....................................     2,436,220
                                  68,000      Claire's Stores, Inc. ..................................     1,445,000
                                  99,000      The Gap, Inc. ..........................................     2,090,880
                                 111,000      Home Depot, Inc. .......................................     4,744,140
                                  77,000      Limited Brands..........................................     1,772,540
                                  64,000      Michaels Stores, Inc. ..................................     1,918,080
                                  56,000      Petsmart, Inc. .........................................     1,989,680
                                  71,000      Staples, Inc. ..........................................     2,393,410
                                  46,000      +Urban Outfitters, Inc. ................................     2,042,400
                                                                                                        ------------
                                                                                                          24,923,450
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Growth V.I. Fund
Schedule of Investments as of December 31, 2004 (concluded)
--------------------------------------------------------------------------------

                                  SHARES
INDUSTRY(++)                        HELD                           COMMON STOCKS                            VALUE
---------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY        25,000      Nike, Inc. Class B(c)...................................  $  2,267,250
GOODS--1.2%
---------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN COMMON STOCKS
                                              (COST--$158,513,848)--100.2%............................   182,198,390
---------------------------------------------------------------------------------------------------------------------
                              BENEFICIAL
                                INTEREST                       SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                              $5,930,300      Merrill Lynch Liquidity Series, LLC Money Market Series
                                                I(a)(b)...............................................     5,930,300
---------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                              (COST--$5,930,300)--3.3%................................     5,930,300
---------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS (COST--$164,444,148*)--103.5%.........   188,128,690
                                              LIABILITIES IN EXCESS OF OTHER ASSETS--(3.5%)...........    (6,290,261)
                                                                                                        ------------
                                              NET ASSETS--100.0%......................................  $181,838,429
                                                                                                        ============
---------------------------------------------------------------------------------------------------------------------

+       Non-income producing security.

(++) For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

* The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

--------------------------------------------------------------------------
Aggregate cost..............................................  $164,938,632
                                                              ============
Gross unrealized appreciation...............................  $ 26,343,429
Gross unrealized depreciation...............................    (3,153,371)
                                                              ------------
Net unrealized appreciation.................................  $ 23,190,058
                                                              ============
--------------------------------------------------------------------------

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

---------------------------------------------------------------------------------------------
                                                                  NET       INTEREST/DIVIDEND
AFFILIATE                                                      ACTIVITY        INCOME
---------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $(1,065,240)       $11,366
Merrill Lynch Liquidity Series, LLC Money Market Series I...  $ 4,831,550        $ 6,732
Merrill Lynch Premier Institutional Fund....................     (366,250)       $   592
---------------------------------------------------------------------------------------------

(b) Security was purchased with the cash proceeds from securities loans.

(c)  Security, or a portion of security, is on loan.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Growth V.I. Fund
Statement of Assets and Liabilities as of December 31, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $5,752,264)
  (identified cost--$158,513,848)...........................                  $182,198,390
Investments in affiliated securities, at value (identified
  cost--$5,930,300).........................................                     5,930,300
Receivables:
  Dividends.................................................  $    176,062
  Capital shares sold.......................................         5,749
  Securities lending........................................           773
  Securities sold...........................................           281
  Interest from affiliates..................................           167         183,032
                                                              ------------
Prepaid expenses............................................                           373
                                                                              ------------
Total assets................................................                   188,312,095
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                     5,930,300
Payables:
  Custodian bank............................................       373,868
  Investment adviser........................................       113,547
  Capital shares redeemed...................................        26,075
  Other affiliates..........................................         1,710
  Distributor...............................................            91         515,291
                                                              ------------
Accrued expenses............................................                        28,075
                                                                              ------------
Total liabilities...........................................                     6,473,666
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $181,838,429
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $  1,821,939
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            11
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                         4,334
Paid-in capital in excess of par............................                   237,985,380
Accumulated distributions in excess of investment
  income--net...............................................  $    (20,240)
Accumulated realized capital losses--net....................   (81,637,537)
Unrealized appreciation--net................................    23,684,542
                                                              ------------
Total accumulated losses--net...............................                   (57,973,235)
                                                                              ------------
NET ASSETS..................................................                  $181,838,429
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $181,406,081 and 18,219,387
  shares outstanding........................................                  $       9.96
                                                                              ============
Class II--Based on net assets of $1,129 and 113.378 shares
  outstanding...............................................                  $       9.96
                                                                              ============
Class III--Based on net assets of $431,219 and 43,335 shares
  outstanding...............................................                  $       9.95
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Growth V.I. Fund
Statement of Operations for the Year Ended December 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $456 foreign withholding tax).............              $ 1,555,661
Interest from affiliates....................................                   11,366
Securities lending--net.....................................                    7,324
                                                                          -----------
Total income................................................                1,574,351
                                                                          -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $992,124
Accounting services.........................................    53,958
Custodian fees..............................................    43,495
Professional fees...........................................    43,064
Printing and shareholder reports............................    25,212
Directors' fees and expenses................................     8,839
Transfer agent fees--Class I................................     4,585
Pricing services............................................     1,350
Distribution fees--Class III................................       459
Transfer agent fees--Class III..............................         6
Other.......................................................    43,475
                                                              --------
Total expenses..............................................                1,216,567
                                                                          -----------
Investment Income--net......................................                  357,784
                                                                          -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized loss on investments--net...........................                 (485,113)
Change in unrealized appreciation on investments--net.......               10,985,604
                                                                          -----------
Total realized and unrealized gain--net.....................               10,500,491
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $10,858,275
                                                                          ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Growth V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                              ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2004              2003
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income(loss)--net................................  $   357,784        $  (228,062)
Realized gain(loss)--net....................................     (485,113)         5,074,902
Change in unrealized appreciation--net......................   10,985,604         13,246,519
                                                              ------------       -----------
Net increase in net assets resulting from operations........   10,858,275         18,093,359
                                                              ------------       -----------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................     (409,486)                --
  Class II..................................................           (3)                --
  Class III.................................................         (515)                --
                                                              ------------       -----------
Net decrease in net assets resulting from dividends to
  shareholders..............................................     (410,004)                --
                                                              ------------       -----------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................   84,692,730         23,504,318
                                                              ------------       -----------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................   95,141,001         41,597,677
Beginning of year...........................................   86,697,428         45,099,751
                                                              ------------       -----------
End of year*................................................  $181,838,429       $86,697,428
                                                              ============       ===========
-----------------------------------------------------------------------------------------------

* Accumulated distributions in excess of investment
  income....................................................  $   (20,240)                --
                                                              ============       ===========
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Growth V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                     CLASS I
FINANCIAL STATEMENTS.                                   -----------------------------------------------------------
                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                     2004         2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................    $   9.26     $   6.91    $   9.02    $   9.95    $  12.03
                                                          --------     --------    --------    --------    --------
Investment income (loss)--net.........................         .02**       (.03)**     (.04)**     (.03)**       --+
Realized and unrealized gain (loss)--net..............         .70         2.38       (2.07)       (.90)      (1.93)
                                                          --------     --------    --------    --------    --------
Total from investment operations......................         .72         2.35       (2.11)       (.93)      (1.93)
                                                          --------     --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..............................        (.02)          --          --          --+         --
  In excess of investment income--net.................          --           --          --          --          --+
  In excess of realized gain--net.....................          --           --          --          --        (.15)
                                                          --------     --------    --------    --------    --------
Total dividends and distributions.....................        (.02)          --          --          --+       (.15)
                                                          --------     --------    --------    --------    --------
Net asset value, end of year..........................    $   9.96     $   9.26    $   6.91    $   9.02    $   9.95
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share....................       7.80%       34.01%     (23.39%)     (9.32%)    (15.95%)
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement and excluding
  reorganization expenses.............................        .79%        1.02%       1.18%       1.15%       1.21%
                                                          ========     ========    ========    ========    ========
Expenses, net of reimbursement........................        .79%        1.03%       1.18%       1.15%       1.21%
                                                          ========     ========    ========    ========    ========
Expenses..............................................        .79%        1.03%       1.18%       1.15%       1.34%
                                                          ========     ========    ========    ========    ========
Investment income (loss)--net.........................        .23%        (.39%)      (.55%)      (.29%)      (.02%)
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)................    $181,406     $ 86,697    $ 45,100    $ 47,868    $ 51,305
                                                          ========     ========    ========    ========    ========
Portfolio turnover....................................     155.48%      140.87%     133.57%     172.49%      75.08%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses. If applicable, the Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

**  Based on average shares outstanding.

+   Amount is less than $(.01) per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Growth V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                     CLASS II                  CLASS III
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  ----------------------      --------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                     FOR THE PERIOD             FOR THE PERIOD
FINANCIAL STATEMENTS.                                         SEPTEMBER 30, 2004+ TO        MAY 19, 2004+ TO
INCREASE (DECREASE) IN NET ASSET VALUE:                         DECEMBER 31, 2004          DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................         $  8.84                    $  8.92
                                                                     -------                    -------
Investment income--net***...................................             .03                        .02
Realized and unrealized gain--net...........................            1.11                       1.02
                                                                     -------                    -------
Total from investment operations............................            1.14                       1.04
                                                                     -------                    -------
Less dividends from investment income--net..................            (.02)                      (.01)
                                                                     -------                    -------
Net asset value, end of period..............................         $  9.96                    $  9.95
                                                                     =======                    =======
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................          12.92%++                   11.68%++
                                                                     =======                    =======
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................            .79%*                     1.05%*
                                                                     =======                    =======
Investment income--net......................................           1.04%*                      .28%*
                                                                     =======                    =======
--------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................         $     1                    $   431
                                                                     =======                    =======
Portfolio turnover..........................................         155.48%                    155.48%
                                                                     =======                    =======
--------------------------------------------------------------------------------------------------------------

*    Annualized.

**   Total investment returns exclude insurance-related fees and expenses.

***  Based on average shares outstanding.

+    Commencement of operations.

++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Growth V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Large Cap Growth V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the

--------------------------------------------------------------------------------

value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days.

--------------------------------------------------------------------------------

The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

  (j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $31,980 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income as a result of permanent differences attributable to non-deductible expenses. This reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management, U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Company. There is no increase in the aggregate fees paid by the Company for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the period ended December 31, 2004, the distribution fees were not accrued for Class II.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of December 31, 2004, the Fund lent securities with a value of $1,720,000 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2004, MLIM, LLC received $3,165 in securities lending agent fees from the Fund.

  For the year ended December 31, 2004, the Fund reimbursed MLIM $3,297 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2004 were $324,837,848 and $239,235,564, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $84,692,730 and $23,504,318 for the years ended December 31, 2004 and December 31, 2003, respectively.

--------------------------------------------------------------------------------

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  11,633,263    $110,505,696
Shares issued to shareholders in
 reinvestment of dividends...........      41,113         409,486
                                       ----------    ------------
Total issued.........................  11,674,376     110,915,182
                                       ----------    ------------
Shares redeemed......................  (2,821,776)    (26,597,495)
                                       ----------    ------------
Net increase.........................   8,852,600    $ 84,317,687
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003                         Shares        Amount
-----------------------------------------------------------------
Shares sold...........................   3,516,981    $27,921,616
Shares issued resulting from
 reorganization.......................     522,519      4,650,671
                                        ----------    -----------
Total issued..........................   4,039,500     32,572,287
Shares redeemed.......................  (1,198,445)    (9,067,969)
                                        ----------    -----------
Net increase..........................   2,841,055    $23,504,318
                                        ==========    ===========
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Period                              Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................   113      $1,000
Shares issued to shareholders in reinvestment of
 dividends......................................    --*          3
                                                   ---      ------
Net increase....................................   113      $1,003
                                                   ===      ======
------------------------------------------------------------------

+ Commencement of operations.
* Amount is less than 1 share.

-----------------------------------------------------------------
Class III Shares for the Period                          Dollar
May 19, 2004+ to December 31, 2004           Shares      Amount
-----------------------------------------------------------------
Shares sold................................   77,502    $ 687,997
Shares issued to shareholders in
 reinvestment of dividends.................       52          515
                                             -------    ---------
Total issued...............................   77,554      688,512
                                             -------    ---------
Shares redeemed............................  (34,219)    (314,472)
                                             -------    ---------
Net increase...............................   43,335    $ 374,040
                                             =======    =========
-----------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

------------------------------------------------------------------
                                               12/31/04   12/31/03
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.............................  $410,004         --
                                               --------   --------
Total taxable distributions..................  $410,004         --
                                               ========   ========

As of December 31, 2004, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net.................  $         --
Undistributed long-term capital gains--net.........            --
                                                     ------------
Total undistributed earnings--net..................            --
Capital loss carryforward..........................   (81,143,053)*
Unrealized gains--net..............................    23,169,818**
                                                     ------------
Total accumulated losses--net......................  $(57,973,235)
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2004, the Fund had a net capital loss carryforward of $81,143,053, of which $60,886,667 expires in 2008, $19,237,460 expires in
   2009, and $1,018,926 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Growth V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
MERRILL LYNCH LARGE CAP GROWTH V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Large Cap Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Large Cap Growth V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 16, 2005

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Value V.I. Fund
December 31, 2004--Annual Report
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 2004, Merrill Lynch Large Cap Value V.I. Fund's Class I Shares had a total return of +20.38%, outpacing the +16.49% return of the benchmark Russell 1000 Value Index. Since inception (September 30,
2004) through December 31, 2004, the Fund's Class II and Class III Shares each returned +12.80% compared to +10.38% for the Index.

  The Fund invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Index. The Fund's outperformance during the year is attributed to stock selection in the health care (especially managed care), consumer discretionary (especially retail), industrials (especially transportation), materials and utilities sectors. At the individual stock level, the largest positive contributors to performance included TXU Corp. (in the utilities sector), Autodesk, Inc. (information technology), Cummins (industrials), Norfolk Southern Corp. (industrials), Pacificare Health Systems (health care), Sunoco, Inc. (energy), American Eagle Outfitters (consumer discretionary) and Valero Energy Corp. (energy). Partially offsetting these positive contributions were declines in several portfolio holdings, including Atmel Corporation, Fairchild Semiconductor Corporation, Cypress Semiconductor Corporation and Amkor Technology, Inc., all in information technology (particularly semiconductors), and Rite Aid Corporation (consumer staples) and Aon Corporation (insurance).

INVESTMENT ENVIRONMENT

  Because the Fund invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the past year.

  Although equity markets finished the year in positive territory, it was not without some suspense along the way. The stock market performed strongly in the early months of the year, carrying the momentum from year-end 2003 into 2004. Specifically, equities gleaned support from favorable economic news, unprecedented fiscal and monetary policy stimulus, extraordinary corporate earnings results, strong money flows and attractive valuations. In the second and third quarters, the market was much more volatile, taking its cues from election-related uncertainty, violence in Iraq, record-high oil prices, rising interest rates and a series of soft economic data. With the conclusion of the election in November, equities took a more definitive turn upward and the Standard & Poor's 500 (S&P 500) Index ended the year with a 12-month return of +10.88%.

  The value style of investing significantly outpaced growth for the year. The S&P 500 Barra Growth Index recorded a one-year return of +6.13% as of December 31, 2004, while the S&P 500 Barra Value Index returned +15.70% for the same period. In addition, small cap stocks outpaced their large cap counterparts for the year, as reflected in the +18.33% return of the small cap Russell 2000 Index versus the +11.40% return of the large cap Russell 1000 Index. Also during the year, we witnessed a gradual transition from higher-beta to lower-beta stocks, pointing toward increased investor caution. Looking ahead, we believe good stock picking is going to be more a matter of evaluating underlying company fundamentals, with no clear winners in terms of sector, style or market cap size.

PORTFOLIO ACTIVITY

  We maintained a procyclical bias for the majority of the fiscal year, investing in those companies and sectors that we believed could benefit from a burgeoning U.S. economy. For the most part, portfolio activity involved fine-tuning our exposures based on our fundamental research, including the use of both qualitative and quantitative screens. Although we continue to believe the U.S. economy is on relatively solid footing, we moderated our cyclical focus to some extent as investors grew somewhat more cautious. This involved some shifting in sector allocations as well as an increased emphasis on larger-capitalization companies, which tend to perform better in the latter stages of an economic recovery.

  From a sector perspective, we increased the Fund's weightings relative to the Russell 1000 Value Index in energy, materials and industrials, maintaining the portfolio's cyclical orientation. However, we moderated that procyclical theme somewhat by reducing our overweight positions in information technology and consumer discretionary.

  In terms of individual stocks, we continued to search for companies with what we viewed as good earnings momentum and compelling valuations. The largest purchases during the year

--------------------------------------------------------------------------------

included General Electric Company, Exxon Mobil Corp., ChevronTexaco Corp., Hewlett-Packard Co., Loews Corp. and Prudential Financial, Inc. Among the largest sales were Citigroup Inc., The St. Paul Travelers Companies, Inc., Countrywide Financial Corporation, JP Morgan Chase & Co. and WellPoint, Inc.

YEAR-END POSITION

  In general, we maintained our focus on cyclical stocks in anticipation of reasonably strong economic and earnings growth, at least in the near term. Accordingly, the Fund's largest overweights at year-end were in the consumer discretionary, information technology, energy and materials sectors. The Fund's largest underweights were in telecommunications services, an industry faced with numerous fundamental challenges; consumer staples, traditionally a defensive sector; and financial services, an area that tends to underperform in a rising interest rate environment.

  Some observers have come to question the vitality of economic growth in recent months, citing negligible inflation, slowing consumer spending and high oil prices. However, we continue to believe that the foundations of the economy are reasonably strong and corporate balance sheets are in good shape. Still, we expect 2005 to be a more challenging year for the stock market. With that in mind, we remain committed to our search for companies exhibiting good earnings momentum, earnings surprise and favorable valuation characteristics, and which we believe are positioned to deliver strong performance over the long term.

IN CONCLUSION

  We thank you for your continued investment in Merrill Lynch Large Cap Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your future investment needs.

Sincerely,

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers

Senior Vice President and Portfolio Manager
Merrill Lynch Large Cap Value V.I. Fund

January 14, 2005

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Value V.I. Fund
Portfolio Information as of December 31, 2004
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                 PERCENT OF
SECTOR REPRESENTATION                                         TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Financials..................................................        22.9%
Energy......................................................        20.7
Information Technology......................................        13.3
Consumer Discretionary......................................        11.5
Industrials.................................................         9.2
Materials...................................................         8.1
Health Care.................................................         5.6
Utilities...................................................         5.3
Consumer Staples............................................         3.4
Other*......................................................         0.0**
-------------------------------------------------------------------------------

* Includes portfolio holdings in short-term investments.

** Amount is less than 0.1%.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Value V.I. Fund
Total Return Based on a $10,000 Investment--Class I Shares
--------------------------------------------------------------------------------
[PERFORMANCE GRAPH]

                                                               MERRILL LYNCH LARGE CAP VALUE
                                                                V.I. FUND+--CLASS I SHARES*         RUSSELL 1000 VALUE INDEX++
                                                               -----------------------------        --------------------------
4/23/01**                                                                  10000                              10000
12/01                                                                      10299                               9776
12/02                                                                       8999                               8259
12/03                                                                      12057                              10739
12/04                                                                      14515                              12510

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** Commencement of operations.
+ The Fund invests primarily in equity securities of large cap companies that Fund management selects from among those included in the unmanaged Russell 1000 Value Index.
++ This unmanaged broad-based index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Value V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/04                                          +20.38%
--------------------------------------------------------------------------
Inception (4/23/01) through 12/31/04                             +10.62
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUND, INC.
Merrill Lynch Large Cap Value V.I. Fund
Aggregate Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/04                             +12.80%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUND, INC.
Merrill Lynch Large Cap Value V.I. Fund
Aggregate Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/04                             +12.80%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Value V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2004                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +12.09%        +20.38%
-----------------------------------------------------------------------------------------
Class II Shares*                                                     --             --
-----------------------------------------------------------------------------------------
Class III Shares*                                                    --             --
-----------------------------------------------------------------------------------------
Russell 1000(R) Value Index**                                    +12.08         +16.49
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares. Class II and Class III Shares commenced operations on 9/30/04.

** This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price-to-book ratios and have lower forecasted growth values.

Past results shown should not be considered a representation of future performance.

Russell 1000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Value V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                                ENDING         DURING THE PERIOD++
                                                            BEGINNING        ACCOUNT VALUE            ENDED
                                                          ACCOUNT VALUE+   DECEMBER 31, 2004   DECEMBER 31, 2004*
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                       $1,000           $1,120.90              $4.53
------------------------------------------------------------------------------------------------------------------
Class II                                                      $1,000           $1,128.00              $2.30
------------------------------------------------------------------------------------------------------------------
Class III                                                     $1,000           $1,128.00              $2.30
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                       $1,000           $1,020.86              $4.32
------------------------------------------------------------------------------------------------------------------
Class II                                                      $1,000           $1,010.55              $2.17
------------------------------------------------------------------------------------------------------------------
Class III                                                     $1,000           $1,010.55              $2.17
------------------------------------------------------------------------------------------------------------------

+ July 1, 2004 for Class I Shares and September 30, 2004 (commencement of operations) for Class II and Class III Shares.
++ The period represents the six months ended for Class I Shares and from September 30, 2004 (commencement of operations) to December 31, 2004 for Class II and Class III Shares.
* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.85% for Class I, .85% for Class II and .85% for Class
   III), multiplied by the average account value over the period, multiplied by 184/366 for Class I, 93/366 for Class II and Class III (to reflect the one-half year period for Class I and actual days since inception for Class II and Class III).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year for Class I and actual days since inception for Class II and Class III divided by 366.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Value V.I. Fund
Schedule of Investments as of December 31, 2004
--------------------------------------------------------------------------------

                                   SHARES
INDUSTRY(++)                        HELD                              COMMON STOCKS                           VALUE
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.2%             29,000      Boeing Co. ..........................................    $  1,501,330
                                      32,000      Northrop Grumman Corp. ..............................       1,739,520
                                                                                                           ------------
                                                                                                              3,240,850
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--1.4%                    138,000      Ford Motor Co. ......................................       2,020,320
-----------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.3%                  1,000      +E*Trade Financial Corp. ............................          14,950
                                      22,000      Lehman Brothers Holdings, Inc. ......................       1,924,560
                                                                                                           ------------
                                                                                                              1,939,510
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS--3.6%                       37,000      EI Du Pont de Nemours & Co. .........................       1,814,850
                                      30,000      Eastman Chemical Co. ................................       1,731,900
                                      60,000      Lyondell Chemical Co. ...............................       1,735,200
                                                                                                           ------------
                                                                                                              5,281,950
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--4.3%                34,000      Bank of America Corp. ...............................       1,597,660
                                      26,000      Bank of Hawaii Corp. ................................       1,319,240
                                       8,000      Comerica, Inc. ......................................         488,160
                                      38,000      Hibernia Corp. Class A...............................       1,121,380
                                      53,000      Keycorp..............................................       1,796,700
                                                                                                           ------------
                                                                                                              6,323,140
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.1%       490,000      +Lucent Technologies, Inc. ..........................       1,842,400
                                      69,000      Motorola, Inc. ......................................       1,186,800
                                     181,000      +Tellabs, Inc. ......................................       1,554,790
                                                                                                           ------------
                                                                                                              4,583,990
-----------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--3.9%         20,000      +Apple Computer, Inc. ...............................       1,288,000
                                     143,000      Hewlett-Packard Co. .................................       2,998,710
                                      22,000      +NCR Corp. ..........................................       1,523,060
                                                                                                           ------------
                                                                                                              5,809,770
-----------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--1.1%                96,000      +Providian Financial Corp. ..........................       1,581,120
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL                 61,000      Citigroup, Inc. .....................................       2,938,980
SERVICES--2.2%
                                       8,000      JPMorgan Chase & Co. ................................         312,080
                                                                                                           ------------
                                                                                                              3,251,060
-----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--3.3%              54,000      Edison International.................................       1,729,620
                                      63,000      Northeast Utilities..................................       1,187,550
                                      31,000      TXU Corp. ...........................................       2,001,360
                                                                                                           ------------
                                                                                                              4,918,530
-----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.2%            35,000      Rockwell Automation, Inc. ...........................       1,734,250
-----------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &                 5,000      +Tech Data Corp. ....................................         227,000
INSTRUMENTS--0.2%
-----------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.3%        41,000      Costco Wholesale Corp. ..............................       1,984,810
-----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--2.1%                   81,000      Archer-Daniels-Midland Co. ..........................       1,807,110
                                      69,000      Tyson Foods, Inc. Class A............................       1,269,600
                                                                                                           ------------
                                                                                                              3,076,710
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &               25,000      Becton Dickinson & Co. ..............................       1,420,000
SUPPLIES--1.0%
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &               15,000      Aetna, Inc. (New Shares).............................       1,871,250
SERVICES--4.6%
                                      22,000      Cigna Corp. .........................................       1,794,540
                                      53,000      +Humana, Inc. .......................................       1,573,570
                                      29,000      +Pacificare Health Systems...........................       1,639,080
                                                                                                           ------------
                                                                                                              6,878,440
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Value V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)
--------------------------------------------------------------------------------

                                   SHARES
INDUSTRY(++)                        HELD                              COMMON STOCKS                           VALUE
-----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &                 76,000      McDonald's Corp. ....................................    $  2,436,560
LEISURE--2.5%
                                      23,000      Starwood Hotels & Resorts Worldwide, Inc. ...........       1,343,200
                                                                                                           ------------
                                                                                                              3,779,760
-----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.0%              30,000      The Stanley Works....................................       1,469,700
-----------------------------------------------------------------------------------------------------------------------
IT SERVICES--2.4%                     31,000      +Computer Sciences Corp. ............................       1,747,470
                                      79,000      Electronic Data Systems Corp. .......................       1,824,900
                                                                                                           ------------
                                                                                                              3,572,370
-----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--3.5%       141,000      General Electric Co. ................................       5,146,500
-----------------------------------------------------------------------------------------------------------------------
INSURANCE--14.1%                      45,000      The Allstate Corp....................................       2,327,400
                                      24,000      Chubb Corp. .........................................       1,845,600
                                      36,000      Cincinnati Financial Corp. ..........................       1,593,360
                                      29,000      Hartford Financial Services Group, Inc. .............       2,009,990
                                      36,000      Lincoln National Corp. ..............................       1,680,480
                                      25,000      Loews Corp. .........................................       1,757,500
                                      46,000      Metlife, Inc. .......................................       1,863,460
                                      21,000      Protective Life Corp. ...............................         896,490
                                      40,000      Prudential Financial, Inc. ..........................       2,198,400
                                      33,000      Safeco Corp. ........................................       1,723,920
                                      92,000      UnumProvident Corp. .................................       1,650,480
                                      29,000      WR Berkley Corp. ....................................       1,367,930
                                                                                                           ------------
                                                                                                             20,915,010
-----------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT &                   49,000      Eastman Kodak Co. ...................................       1,580,250
PRODUCTS--1.1%
-----------------------------------------------------------------------------------------------------------------------
MACHINERY--1.1%                       20,000      Cummins, Inc. .......................................       1,675,800
-----------------------------------------------------------------------------------------------------------------------
METALS & MINING--3.3%                 31,000      Nucor Corp. .........................................       1,622,540
                                      17,000      Phelps Dodge Corp. ..................................       1,681,640
                                      33,000      United States Steel Corp. ...........................       1,691,250
                                                                                                           ------------
                                                                                                              4,995,430
-----------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED         74,000      Duke Energy Corp. ...................................       1,874,420
POWER--2.0%
                                     238,400      +Dynegy, Inc. Class A................................       1,101,408
                                                                                                           ------------
                                                                                                              2,975,828
-----------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--3.4%                30,000      Federated Department Stores..........................       1,733,700
                                      43,000      JC Penney Co, Inc. Holding Co. ......................       1,780,200
                                      34,000      Nordstrom, Inc. .....................................       1,588,820
                                                                                                           ------------
                                                                                                              5,102,720
-----------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS--1.2%             109,000      +Xerox Corp. ........................................       1,854,090
-----------------------------------------------------------------------------------------------------------------------
OIL & GAS--20.7%                      19,000      Amerada Hess Corp. ..................................       1,565,220
                                      28,000      Anadarko Petroleum Corp. ............................       1,814,680
                                      43,000      Burlington Resources, Inc. ..........................       1,870,500
                                      79,000      ChevronTexaco Corp. .................................       4,148,290
                                      33,000      ConocoPhillips.......................................       2,865,390
                                      49,000      Devon Energy Corp. ..................................       1,907,080
                                      96,000      El Paso Corp. .......................................         998,400
                                     168,000      Exxon Mobil Corp. ...................................       8,611,680
                                      35,000      Occidental Petroleum Corp. ..........................       2,042,600
                                      19,000      Sunoco, Inc. ........................................       1,552,490
                                      37,000      Unocal Corp. ........................................       1,599,880
                                      39,000      Valero Energy Corp. .................................       1,770,600
                                                                                                           ------------
                                                                                                             30,746,810
-----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--1.1%         45,000      Georgia-Pacific Corp. ...............................       1,686,600
-----------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--1.2%                     51,000      Norfolk Southern Corp. ..............................       1,845,690
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Value V.I. Fund
Schedule of Investments as of December 31, 2004 (concluded)
--------------------------------------------------------------------------------

                                   SHARES
INDUSTRY(++)                        HELD                              COMMON STOCKS                           VALUE
-----------------------------------------------------------------------------------------------------------------------
SOFTWARE--2.5%                        40,000      Autodesk, Inc. ......................................    $  1,518,000
                                          22      Computer Associates International, Inc. .............             683
                                      19,000      +McAfee, Inc. .......................................         549,670
                                     118,000      +Oracle Corp. .......................................       1,618,960
                                                                                                           ------------
                                                                                                              3,687,313
-----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--2.1%                34,000      American Eagle Outfitters............................       1,601,400
                                      69,000      Limited Brands.......................................       1,588,380
                                                                                                           ------------
                                                                                                              3,189,780
-----------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN COMMON STOCKS
                                                  (COST--$121,132,270)--100.0%.........................     148,495,101
-----------------------------------------------------------------------------------------------------------------------
                 BENEFICIAL
                  INTEREST                                        SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
                                     $25,141      Merrill Lynch Liquidity Series, LLC Cash Sweep Series
                                                    I (a)..............................................          25,141
-----------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                  (COST--$25,141)--0.0%................................          25,141
-----------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS (COST--$121,157,411*)--100.0%......     148,520,242
                                                  LIABILITIES IN EXCESS OF OTHER ASSETS--0.0%..........         (33,519)
                                                                                                           ------------
                                                  NET ASSETS--100.0%...................................    $148,486,723
                                                                                                           ============
-----------------------------------------------------------------------------------------------------------------------

+    Non-income producing security.

(++) For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

* The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

---------------------------------------------------------------------------
Aggregate cost..............................................   $121,493,582
                                                               ============
Gross unrealized appreciation...............................   $ 27,139,074
Gross unrealized depreciation...............................       (112,414)
                                                               ------------
Net unrealized appreciation.................................   $ 27,026,660
                                                               ============
---------------------------------------------------------------------------

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

-------------------------------------------------------------------------------------------
                                                                               INTEREST/
                                                                  NET          DIVIDEND
AFFILIATE                                                      ACTIVITY         INCOME
-------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $  (315,213)      $6,232
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $(1,841,249)      $  838
Merrill Lynch Premier Institutional Fund....................     (613,751)      $  220
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Value V.I. Fund
Statement of Assets and Liabilities as of December 31, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$121,132,270).......................................                $148,495,101
Investments in affiliated securities, at value(identified
  cost--$25,141)............................................                      25,141
Receivables:
  Dividends.................................................  $   274,885
  Interest from affiliates..................................        1,167        276,052
                                                              -----------
Prepaid expenses and other assets...........................                         718
                                                                            ------------
Total assets................................................                 148,797,012
                                                                            ------------
----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................      186,174
  Investment adviser........................................      104,644
  Other affiliates..........................................        1,524        292,342
                                                              -----------
Accrued expenses............................................                      17,947
                                                                            ------------
Total liabilities...........................................                     310,289
                                                                            ------------
----------------------------------------------------------------------------------------
NET ASSETS..................................................                $148,486,723
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                $  1,111,008
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                           8
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                           8
Paid-in capital in excess of par............................                 115,750,842
Undistributed realized capital gains--net...................  $ 4,262,026
Unrealized appreciation--net................................   27,362,831
                                                              -----------
Total accumulated earnings--net.............................                  31,624,857
                                                                            ------------
NET ASSETS..................................................                $148,486,723
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $148,484,467 and 11,110,079
  shares outstanding........................................                $      13.36
                                                                            ============
Class II--Based on net assets of $1,128 and 84.43 shares
  outstanding...............................................                $      13.36
                                                                            ============
Class III--Based on net assets of $1,128 and 84.43 shares
  outstanding...............................................                $      13.36
                                                                            ============
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Value V.I. Fund
Statement of Operations for the Year Ended December 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................             $ 2,183,648
Interest from affiliates....................................                   6,232
Securities lending--net.....................................                   1,058
                                                                         -----------
Total income................................................               2,190,938
                                                                         -----------
------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $931,571
Accounting services.........................................    39,270
Professional fees...........................................    35,530
Custodian fees..............................................    18,917
Printing and shareholder reports............................     9,563
Directors' fees and expenses................................     7,084
Transfer agent fees--Class I................................     5,000
Pricing services............................................     1,384
Other.......................................................    14,358
                                                              --------
Total expenses..............................................               1,062,677
                                                                         -----------
Investment income--net......................................               1,128,261
                                                                         -----------
------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN--NET:
Realized gain on investments--net...........................              16,533,567
Change in unrealized appreciation on investments--net.......               6,447,861
                                                                         -----------
Total realized and unrealized gain--net.....................              22,981,428
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $24,109,689
                                                                         ===========
------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Value V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2004           2003
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  1,128,261   $    465,273
Realized gain--net..........................................    16,533,567      2,768,475
Change in unrealized appreciation--net......................     6,447,861     22,671,776
                                                              ------------   ------------
Net increase in net assets resulting from operations........    24,109,689     25,905,524
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................    (1,131,170)      (455,009)
  Class II..................................................            (9)            --
  Class III.................................................            (9)            --
Realized gain--net:
  Class I...................................................    (8,891,973)            --
  Class II..................................................           (68)            --
  Class III.................................................           (68)            --
                                                              ------------   ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (10,023,297)      (455,009)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................    27,960,987     12,214,287
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    42,047,379     37,664,802
Beginning of year...........................................   106,439,344     68,774,542
                                                              ------------   ------------
End of year*................................................  $148,486,723   $106,439,344
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................            --   $     (4,711)
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Value V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                   CLASS I
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  -------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                               FOR THE YEAR ENDED          FOR THE PERIOD
                                                                       DECEMBER 31,             APRIL 23, 2001+
                                                              -------------------------------   TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                         2004        2003       2002          2001
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $  11.90    $   8.92    $ 10.26       $ 10.00
                                                              --------    --------    -------       -------
Investment income--net......................................       .12**       .06**      .08**         .02
Realized and unrealized gain (loss)--net....................      2.31        2.97      (1.37)          .28
                                                              --------    --------    -------       -------
Total from investment operations............................      2.43        3.03      (1.29)          .30
                                                              --------    --------    -------       -------
Less dividends and distributions:
  Investment income--net....................................      (.11)       (.05)      (.05)         (.04)
  Realized gain--net........................................      (.86)         --         --            --
                                                              --------    --------    -------       -------
Total dividends and distributions...........................      (.97)       (.05)      (.05)         (.04)
                                                              --------    --------    -------       -------
Net asset value, end of period..............................  $  13.36    $  11.90    $  8.92       $ 10.26
                                                              ========    ========    =======       =======
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share..........................    20.38%      33.98%    (12.62%)        2.99%(++)
                                                              ========    ========    =======       =======
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver.....................................      .85%        .85%       .95%         1.25%*
                                                              ========    ========    =======       =======
Expenses....................................................      .85%        .85%       .95%         1.65%*
                                                              ========    ========    =======       =======
Investment income--net......................................      .91%        .56%       .81%          .64%*
                                                              ========    ========    =======       =======
---------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $148,484    $106,439    $68,775       $16,103
                                                              ========    ========    =======       =======
Portfolio turnover..........................................   116.06%     127.48%    101.99%        64.52%
                                                              ========    ========    =======       =======
---------------------------------------------------------------------------------------------------------------

*    Annualized.
**   Based on average shares outstanding.
*** Total investment returns exclude insurance-related fees and expenses. If applicable, the Company's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+    Commencement of operations.
(++) Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Value V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                         FOR THE PERIOD SEPTEMBER 30, 2004+
                                                                     TO DECEMBER 31, 2004
                                                              -----------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           CLASS II          CLASS III
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $ 12.70            $ 12.70
                                                                  -------            -------
Investment income--net***...................................          .04                .04
Realized and unrealized gain--net...........................         1.59               1.59
                                                                  -------            -------
Total from investment operations............................         1.63               1.63
                                                                  -------            -------
Less dividends and distributions:
  Investment income--net....................................         (.11)              (.11)
  Realized gain--net........................................         (.86)              (.86)
                                                                  -------            -------
Total dividends and distributions...........................         (.97)              (.97)
                                                                  -------            -------
Net asset value, end of period..............................      $ 13.36            $ 13.36
                                                                  =======            =======
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................       12.80%(++)         12.80%(++)
                                                                  =======            =======
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         .85%*              .85%*
                                                                  =======            =======
Investment income--net......................................        1.31%*             1.31%*
                                                                  =======            =======
-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $     1            $     1
                                                                  =======            =======
Portfolio turnover..........................................      116.06%            116.06%
                                                                  =======            =======
-------------------------------------------------------------------------------------------------

*    Annualized.
**   Total investment returns exclude insurance-related fees and expenses.
***  Based on average shares outstanding.
+    Commencement of operations.
++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Value V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Large Cap Value V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the

--------------------------------------------------------------------------------

value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days.

--------------------------------------------------------------------------------

The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, approximately $7,600 has been reclassified between paid-in capital in excess of par and accumulated net investment income, as a result of permanent differences attributable to distributions in excess of net investment income and non-deductible expenses. This reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management, U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Company for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the period ended December 31, 2004, the distribution fees were not accrued for Class II and III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2004, MLIM, LLC received $455 in securities lending agent fees from the Fund.

  For the year ended December 31, 2004, the Fund reimbursed MLIM $2,591 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2004 were $163,529,116 and $144,695,978, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $27,960,987 and $12,214,287 for the years ended December 31, 2004 and December 31, 2003, respectively.

Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,967,526    $ 37,563,551
Shares issued to shareholders in
reinvestment of dividends and
 distributions.......................     749,674      10,023,143
                                       ----------    ------------
Total issued.........................   3,717,200      47,586,694
Shares redeemed......................  (1,552,535)    (19,627,859)
                                       ----------    ------------
Net increase.........................   2,164,665    $ 27,958,835
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,446,151    $ 24,366,386
Shares issued to shareholders in
reinvestment of dividends............      38,204         455,009
                                       ----------    ------------
Total issued.........................   2,484,355      24,821,395
Shares redeemed......................  (1,247,833)    (12,607,108)
                                       ----------    ------------
Net increase.........................   1,236,522    $ 12,214,287
                                       ==========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Period                              Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................    79      $1,000
Shares issued to shareholders in
reinvestment of dividends and distributions.....     5          76
                                                    --      ------
Net increase....................................    84      $1,076
                                                    ==      ======
------------------------------------------------------------------

+ Commencement of operations.

------------------------------------------------------------------
Class III Shares for the Period                             Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................    79      $1,000
Shares issued to shareholders in
reinvestment of dividends and distributions.....     5          76
                                                    --      ------
Net increase....................................    84      $1,076
                                                    ==      ======
------------------------------------------------------------------

+ Commencement of operations.
5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

6. DISTRIBUTIONS TO SHAREHOLDERS:

  The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:

------------------------------------------------------------------
                                         12/31/2004     12/31/2003
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $ 1,826,931     $455,009
 Net long-term capital gains...........    8,196,366           --
                                         -----------     --------
Total taxable distributions............  $10,023,297     $455,009
                                         ===========     ========
------------------------------------------------------------------

  As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net..................  $ 1,286,998
Undistributed long-term capital gains--net..........    3,311,199
                                                      -----------
Total undistributed earnings--net...................    4,598,197
Capital loss carryforward...........................           --
Unrealized gains--net...............................   27,026,660*
                                                      -----------
Total accumulated earnings--net.....................  $31,624,857
                                                      ===========
-----------------------------------------------------------------

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Large Cap Value V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
MERRILL LYNCH LARGE CAP VALUE V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Large Cap Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Large Cap Value V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 16, 2005

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Utilities and Telecommunications V.I. Fund
December 31, 2004--Annual Report
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 2004, Merrill Lynch Utilities and Telecommunications V.I. Fund's Class I Shares had a total return of +25.72%, slightly ahead of the +24.28% return of the Standard & Poor's (S&P) Utilities Index and significantly exceeding the +10.88% return of the broader-based S&P 500 Index for the same period.

  Since inception (September 30, 2004) through December 31, 2004, the Fund's Class II and Class III Shares each posted returns of +13.69%. This compared to a return of +12.18% for the S&P Utilities Index and +9.23% for the S&P 500 Index for the same period.

  As mentioned in the semi-annual report to shareholders dated June 30, 2004, we have seen significant new money come into dividend-paying securities in the form of several new closed-end funds. It is estimated that those funds added $9 billion of new capital, and many of them have minimum yield requirements. One of the largest net beneficiaries of this trend has been the domestic electric utility sector and, secondarily, the telecommunication services sector. Early in the calendar year, this phenomenon raised valuation levels for many stocks in the domestic electric sector to historic highs. This is evidenced by the significant rise of the S&P Utilities Index, as electric utility stocks comprise more than 50% of the representative holdings in the Index.

  The performance of the domestic telecommunications sector was more mixed. Investors focused more on companies that have substantial wireless versus wireline assets. Verizon Corp. was the clear performance winner over both BellSouth Corp. and SBC Communications, Inc. Moreover, the acquisition of AT&T Wireless by Cingular (the wireless joint venture between BellSouth and SBC) also negatively affected the performance of the two stocks. Sprint Corp. benefited from strong buying activity in its wireless tracking stock, Sprint PCS.

  Stock selection was an important contributor to the performance of the Fund during 2004. A clear standout was TXU Corp. As of December 31, 2003, this stock was the 20th-largest holding in the Fund. As of December 31, 2004, it was the largest holding as a result of its 177% total return for the year. Also contributing to performance was stock selection within the domestic telecommunication services sector, as we were more heavily weighted to Verizon Corp. than either BellSouth or SBC Communications. Lastly, the performance of many of our European telecommunications and utility holdings also made a positive contribution to the Fund's total return.

PORTFOLIO ACTIVITY

  Portfolio diversification remained relatively stable throughout the year, although we added approximately 15 new holdings across various sectors. These were mainly stocks of companies located in North America. In telecommunications, the underlying investment theme was increasing the Fund's exposure to the wireless sector.

  We added several new holdings in the gas utility sector. We believe these stocks offer the potential for strong total returns, given their current valuations and secondary share offerings, which increased the companies' liquidity and reduced the risk of further secondary offerings in the near term. On the electric utility side, we added two positions in the United States, PG&E Corporation and Aquila Inc., as the outlook for these companies was improving and, in our view, was not fully reflected in their share prices. We increased our exposure to the water sector with the addition of relatively small positions in two French-based companies, Veolia Environnement and Suez SA.

  On the sell side, we reduced a number of holdings that had reached our price targets, using the proceeds to fund our purchases of other stocks that we believed were more attractive.

YEAR-END POSITION

  The Fund remains well diversified across the various utility sectors and geographic regions. The United States is still the dominant market for this sector, but Spain, Germany, the United Kingdom and Italy are also important markets. In fact, as of December 31, 2004, nearly 22% of the Fund's net assets was invested in Europe and the United Kingdom. Canada also remains an attractive market, particularly on the telecommunications side. The level of diversification reduces industry-specific risk, such as regulation, and macroeconomic risk, such as interest rate movement.

  The Fund's sector weightings continue to be driven by our outlook for valuations and fundamentals on a stock-by-stock basis. The U.S. electric utility sector remains the portfolio's largest investment allocation, given the number

--------------------------------------------------------------------------------

of companies listed within the sector and their relative market-capitalization weighting. Telecommunication services companies are globally diversified and, for the most part, have large market capitalizations. However, the number of listed companies in telecommunications is smaller than that of the electric sector. These two factors also have an impact on the composition of the portfolio.

  The Fund continues to seek capital appreciation and total return. The more recent theme within the utility sector, both in the United States and in Europe, is focused on returning cash to shareholders. This is being accomplished mainly through increases in dividends. In some cases, companies have the financial flexibility to increase dividends as well as buy back their stocks. Fundamentals also are improving, particularly for electric utility stocks. Balance sheets are in good shape, demand for electricity continues to grow and the regulatory environment has remained constructive. Thus, we have seen some significant price appreciation in several of our holdings, including TXU Corp. and Exelon Corp. Within the telecommunications segment of the portfolio, there is more of a mixed picture, as several companies need to continue spending for next-generation technology (particularly on the wireless side) and, therefore, must take this into account when deciding on the level of dividend growth. Overall, the theme of returning cash to shareholders and creating shareholder value is one that is expected to continue. Many companies in the utilities sector have made mistakes in the past on new investments and acquisitions in non-core businesses, but it seems the industry has moved past that for the time being.

  We believe the Fund is appropriately positioned for the current environment, balancing stocks that should show better-than-average price appreciation within their industries as a result of improving fundamentals, and stocks that have dividend yields above the group average and offer modest growth.

IN CONCLUSION

  We thank you for your continued investment in Merrill Lynch Utilities and Telecommunications V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to serving your future investment needs.

Sincerely,

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers

/s/ Kathleen M. Anderson
Kathleen M. Anderson
Vice President and Senior Portfolio Manager

January 14, 2005

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Utilities and Telecommunications V.I. Fund
Portfolio Information as of December 31, 2004
--------------------------------------------------------------------------------

                                                                   PERCENT OF
                                                                     TOTAL
INDUSTRY CLASSIFICATION                                           INVESTMENTS
--------------------------------------------------------------------------------
Electric Utilities..........................................          38.2%
Diversified Telecommunication Services......................          27.0
Multi-Utilities & Unregulated Power.........................          14.2
Gas Utilities...............................................           5.4
Wireless Telecommunication Services.........................           4.6
Oil & Gas...................................................           4.3
Metals & Mining.............................................           1.2
Media.......................................................           0.7
Communications Equipment....................................            --*
Other**.....................................................           4.4
--------------------------------------------------------------------------------

*  Amount is less than 0.1%.
** Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Utilities and Telecommunications V.I. Fund
Total Return Based on a $10,000 Investment--Class I Shares
--------------------------------------------------------------------------------
[PERFORMANCE GRAPH]

                                              MERRILL LYNCH UTILITIES AND
                                                TELECOMMUNICATIONS V.I.
                                                FUND+--CLASS I SHARES*           S&P 500 INDEX++         S&P UTILITIES INDEX+++
                                              ---------------------------        ---------------         ----------------------
12/94                                                    10000                        10000                       10000
12/95                                                    12433                        13758                       13275
12/96                                                    14044                        16917                       14029
12/97                                                    17682                        22561                       17487
12/98                                                    21936                        29008                       20081
12/99                                                    24707                        35112                       18238
12/00                                                    24036                        31915                       28667
12/01                                                    20667                        28122                       19941
12/02                                                    16789                        21907                       13960
12/03                                                    20179                        28190                       17626
12/04                                                    25368                        31258                       21905

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
+ The Fund invests at least 80% of its net assets in a diversified portfolio of equity and debt securities issued by utility companies.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Utilities and Telecommunications V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                  % RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/04                                          +25.72%
--------------------------------------------------------------------------
Five Years Ended 12/31/04                                        + 0.53
--------------------------------------------------------------------------
Ten Years Ended 12/31/04                                         + 9.76
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Utilities and Telecommunications V.I. Fund
Aggregate Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                  % RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/04                             +13.69%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Utilities and Telecommunications V.I. Fund
Aggregate Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                  % RETURN
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/04                             +13.69%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Utilities and Telecommunications V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2004                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +20.57%        +25.72%
-----------------------------------------------------------------------------------------
Class II Shares*                                                     --             --
-----------------------------------------------------------------------------------------
Class III Shares*                                                    --             --
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               + 7.19         +10.88
-----------------------------------------------------------------------------------------
S&P Utilities Index***                                           +19.73         +24.28
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A Shares were redesignated Class I Shares. Class II and Class III Shares commenced operations on 9/30/04.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

*** This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Utilities and Telecommunications V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                          ENDING               EXPENSES PAID
                                                     BEGINNING         ACCOUNT VALUE     DURING THE PERIOD++ ENDED
                                                  ACCOUNT VALUE+     DECEMBER 31, 2004      DECEMBER 31, 2004*
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                               $1,000             $1,205.70                 $4.38
------------------------------------------------------------------------------------------------------------------
Class II                                              $1,000             $1,136.90                 $2.14
------------------------------------------------------------------------------------------------------------------
Class III                                             $1,000             $1,136.90                 $2.14
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                               $1,000             $1,021.17                 $4.01
------------------------------------------------------------------------------------------------------------------
Class II                                              $1,000             $1,010.70                 $2.02
------------------------------------------------------------------------------------------------------------------
Class III                                             $1,000             $1,010.70                 $2.02
------------------------------------------------------------------------------------------------------------------

+ July 1, 2004 for Class I Shares and September 30, 2004 (commencement of operations) for Class II and Class III Shares.
++ The period represents the six months ended for Class I Shares and from September 30, 2004 (commencement of operations) to December 31, 2004 for Class II and Class III Shares.
* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.79% for Class I, .79% for Class II and .79% for Class
   III), multiplied by the average account value over the period, multiplied by 184/366 for Class I and 93/366 for Class II and Class III (to reflect the one-half year period for Class I and the actual days since inception for Class II and Class III).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year for Class I and the actual days since inception for Class II and Class III divided by 366.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Utilities and Telecommunications V.I. Fund
Schedule of Investments as of December 31, 2004                (in U.S. dollars)
--------------------------------------------------------------------------------

                                                          SHARES
COUNTRY                           INDUSTRY*                HELD                   COMMON STOCKS                 VALUE
------------------------------------------------------------------------------------------------------------------------
BELGIUM--0.7%           WIRELESS TELECOMMUNICATION            3,700    +Mobistar SA........................  $   346,765
                        SERVICES--0.7%
                        ----------------------------------------------------------------------------------------------
                                                                       TOTAL COMMON STOCKS IN BELGIUM......      346,765
------------------------------------------------------------------------------------------------------------------------
CANADA--6.7%            DIVERSIFIED TELECOMMUNICATION        54,500    BCE, Inc............................    1,315,085
                                                             17,500
                        SERVICES--4.7%                                 TELUS Corp. (Non-Voting)............      529,024
                                                             19,075
                                                                       TELUS Corp..........................      553,074
                                                                                                             -----------
                                                                                                               2,397,183
                        ----------------------------------------------------------------------------------------------
                                                              7,700
                        OIL & GAS--1.7%                                EnCana Corp.........................      439,578
                                                             15,000
                                                                       Talisman Energy, Inc................      404,400
                                                                                                             -----------
                                                                                                                 843,978
                        ----------------------------------------------------------------------------------------------
                                                             14,400
                        WIRELESS TELECOMMUNICATION                     +Stratos Global Corp................      130,040
                        SERVICES--0.3%
                        ----------------------------------------------------------------------------------------------
                                                                       TOTAL COMMON STOCKS IN CANADA.......    3,371,201
------------------------------------------------------------------------------------------------------------------------
FRANCE--1.5%            DIVERSIFIED TELECOMMUNICATION         9,200    France Telecom SA...................      304,624
                        SERVICES--0.6%
                        ----------------------------------------------------------------------------------------------
                                                             10,500
                        MULTI-UTILITIES & UNREGULATED                  Suez SA.............................      280,019
                        POWER--0.9%
                                                              4,800
                                                                       Veolia Environnement................      173,745
                                                                                                             -----------
                                                                                                                 453,764
                        ----------------------------------------------------------------------------------------------
                                                                       TOTAL COMMON STOCKS IN FRANCE.......      758,388
------------------------------------------------------------------------------------------------------------------------
GERMANY--4.6%           DIVERSIFIED TELECOMMUNICATION        52,500    +Deutsche Telekom AG................    1,188,154
                        SERVICES--2.4%
                        ----------------------------------------------------------------------------------------------
                                                             10,400
                        ELECTRIC UTILITIES--1.9%                       E.ON AG.............................      947,973
                        ----------------------------------------------------------------------------------------------
                                                              3,200
                        MULTI-UTILITIES & UNREGULATED                  RWE AG..............................      177,029
                        POWER--0.3%
                        ----------------------------------------------------------------------------------------------
                                                                       TOTAL COMMON STOCKS IN GERMANY......    2,313,156
------------------------------------------------------------------------------------------------------------------------
ITALY--3.0%             DIVERSIFIED TELECOMMUNICATION       106,288    Telecom Italia SpA..................      434,860
                                                            163,393
                        SERVICES--1.9%                                 Telecom Italia SpA..................      530,133
                                                                                                             -----------
                                                                                                                 964,993
                        ----------------------------------------------------------------------------------------------
                                                             58,400
                        ELECTRIC UTILITIES--1.1%                       Enel SpA............................      573,998
                        ----------------------------------------------------------------------------------------------
                                                                       TOTAL COMMON STOCKS IN ITALY........    1,538,991
------------------------------------------------------------------------------------------------------------------------
MEXICO--1.5%            DIVERSIFIED TELECOMMUNICATION        12,000    Telefonos de Mexico SA de CV(a).....      459,840
                        SERVICES--0.9%
                        ----------------------------------------------------------------------------------------------
                                                              5,900
                        WIRELESS TELECOMMUNICATION                     America Movil SA d CV(a)............      308,865
                        SERVICES--0.6%
                        ----------------------------------------------------------------------------------------------
                                                                       TOTAL COMMON STOCKS IN MEXICO.......      768,705
------------------------------------------------------------------------------------------------------------------------
PORTUGAL--0.5%          DIVERSIFIED TELECOMMUNICATION        20,600    Portugal Telecom SGPS SA Registered
                        SERVICES--0.5%                                   Shares............................      254,805
                        ----------------------------------------------------------------------------------------------
                                                                       TOTAL COMMON STOCKS IN PORTUGAL.....      254,805
------------------------------------------------------------------------------------------------------------------------
SPAIN--5.7%             DIVERSIFIED TELECOMMUNICATION        66,100    Telefonica SA.......................    1,245,271
                        SERVICES--2.4%
                        ----------------------------------------------------------------------------------------------
                                                             23,500
                        ELECTRIC UTILITIES--3.3%                       Endesa SA...........................      552,283
                                                             44,000
                                                                       Iberdrola SA........................    1,118,391
                                                                                                             -----------
                                                                                                               1,670,674
                        ----------------------------------------------------------------------------------------------
                                                                       TOTAL COMMON STOCKS IN SPAIN........    2,915,945
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Utilities and Telecommunications V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                          SHARES
COUNTRY                           INDUSTRY*                HELD                   COMMON STOCKS                 VALUE
------------------------------------------------------------------------------------------------------------------------
UNITED                  ELECTRIC UTILITIES--2.2%             24,600    Scottish & Southern Energy Plc......  $   412,078
KINGDOM--5.0%
                                                             91,300
                                                                       Scottish Power Plc..................      706,845
                                                                                                             -----------
                                                                                                               1,118,923
                        ----------------------------------------------------------------------------------------------
                                                             27,000
                        GAS UTILITIES--0.3%                            Centrica Plc........................      122,466
                        ----------------------------------------------------------------------------------------------
                                                             37,762
                        MULTI-UTILITIES & UNREGULATED                  National Grid Transco Plc...........      359,597
                        POWER--0.7%
                        ----------------------------------------------------------------------------------------------
                                                             33,900
                        WIRELESS TELECOMMUNICATION                     Vodafone Group Plc(a)...............      928,182
                        SERVICES--1.8%
                        ----------------------------------------------------------------------------------------------
                                                                       TOTAL COMMON STOCKS IN THE UNITED
                                                                       KINGDOM.............................    2,529,168
------------------------------------------------------------------------------------------------------------------------
UNITED STATES-- 65.6%   DIVERSIFIED TELECOMMUNICATION        16,300    Alltel Corp.........................      957,788
                        SERVICES--13.6%
                                                             48,500
                                                                       BellSouth Corp......................    1,347,815
                                                             10,100
                                                                       CenturyTel, Inc.....................      358,247
                                                             17,700
                                                                       Citizens Communications Co..........      244,083
                                                             50,300
                                                                       SBC Communications, Inc.............    1,296,231
                                                             33,100
                                                                       Sprint Corp.........................      822,535
                                                             45,900
                                                                       Verizon Communications, Inc.........    1,859,409
                                                                                                             -----------
                                                                                                               6,886,108
                        ----------------------------------------------------------------------------------------------
                                                              9,300
                        ELECTRIC UTILITIES--29.7%                      Ameren Corp.........................      466,302
                                                             18,100
                                                                       American Electric Power Co, Inc. ...      621,554
                                                             25,000
                                                                       +CPFL Energia SA(a).................      496,500
                                                             17,592
                                                                       Cinergy Corp. ......................      732,355
                                                             24,000
                                                                       Cleco Corp. ........................      486,240
                                                              5,800
                                                                       DTE Energy Co.......................      250,154
                                                             23,300
                                                                       Edison International................      746,299
                                                             18,100
                                                                       Entergy Corp. ......................    1,223,379
                                                             35,200
                                                                       Exelon Corp. .......................    1,551,264
                                                              5,700
                                                                       FPL Group, Inc. ....................      426,075
                                                             24,500
                                                                       FirstEnergy Corp. ..................      967,995
                                                             19,700
                                                                       NSTAR...............................    1,069,316
                                                              3,900
                                                                       OGE Energy Corp. ...................      103,389
                                                             11,200
                                                                       +PG&E Corp. ........................      372,736
                                                             23,800
                                                                       PPL Corp. ..........................    1,268,064
                                                             11,000
                                                                       Pinnacle West Capital Corp. ........      488,510
                                                             10,000
                                                                       Progress Energy, Inc. ..............      452,400
                                                             23,800
                                                                       The Southern Co.....................      797,776
                                                             33,800
                                                                       TXU Corp. ..........................    2,182,128
                                                              9,900
                                                                       Wisconsin Energy Corp. .............      333,729
                                                                                                             -----------
                                                                                                              15,036,165
                        ----------------------------------------------------------------------------------------------
                                                             11,500
                        GAS UTILITIES--5.1%                            AGL Resources, Inc. ................      382,260
                                                             21,900
                                                                       KeySpan Corp. ......................      863,955
                                                             21,000
                                                                       New Jersey Resources Corp. .........      910,140
                                                              6,700
                                                                       NiSource, Inc. .....................      152,626
                                                              7,000
                                                                       UGI Corp. ..........................      286,370
                                                                                                             -----------
                                                                                                               2,595,351
                        ----------------------------------------------------------------------------------------------
                                                             13,700
                        MEDIA--0.7%                                    +Cablevision Systems Corp. Class
                                                                         A.................................      341,130
                        ----------------------------------------------------------------------------------------------
                                                              7,400
                        METALS & MINING--1.2%                          Peabody Energy Corp.................      598,734
                        ----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Utilities and Telecommunications V.I. Fund
Schedule of Investments as of December 31, 2004 (concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                          SHARES
COUNTRY                           INDUSTRY*                HELD                   COMMON STOCKS                 VALUE
------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                                                             23,000
                        MULTI-UTILITIES & UNREGULATED                  Constellation Energy Group, Inc. ...  $ 1,005,330
                        POWER--11.5%
                                                             23,000
                                                                       Dominion Resources, Inc.............    1,558,020
                                                              5,400
                                                                       Energy East Corp. ..................      144,072
                                                              5,900
                                                                       Equitable Resources, Inc. ..........      357,894
                                                              9,400
                                                                       National Fuel Gas Co. ..............      266,396
                                                             10,700
                                                                       Oneok, Inc. ........................      304,094
                                                             11,000
                                                                       +Ormat Technologies, Inc. ..........      179,080
                                                             15,100
                                                                       Public Service Enterprise Group,
                                                                         Inc. .............................      781,727
                                                              8,400
                                                                       Questar Corp. ......................      428,064
                                                             14,200
                                                                       SCANA Corp. ........................      559,480
                                                              7,000
                                                                       Sempra Energy.......................      256,760
                                                                                                             -----------
                                                                                                               5,840,917
                        ----------------------------------------------------------------------------------------------
                                                              4,800
                        OIL & GAS--2.6%                                Devon Energy Corp. .................      186,816
                                                             12,300
                                                                       EOG Resources, Inc. ................      877,728
                                                              3,800
                                                                       Kinder Morgan, Inc. ................      277,894
                                                                                                             -----------
                                                                                                               1,342,438
                        ----------------------------------------------------------------------------------------------
                                                             10,000
                        WIRELESS TELECOMMUNICATION                     +Nextel Communications, Inc. Class
                        SERVICES--1.2%                                   A.................................      300,000
                                                              6,000
                                                                       +Nextel Partners, Inc. Class A......      117,240
                                                              6,200
                                                                       +Western Wireless Corp. Class A.....      181,660
                                                                                                             -----------
                                                                                                                 598,900
                        ----------------------------------------------------------------------------------------------
                                                                       TOTAL COMMON STOCKS IN THE UNITED
                                                                       STATES..............................   33,239,743
------------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL COMMON STOCKS
                                                                       (COST--$33,873,528)--94.8%..........   48,036,867
------------------------------------------------------------------------------------------------------------------------

                                                               FACE
                                                             AMOUNT              TRUST PREFERRED
------------------------------------------------------------------------------------------------------------------------
UNITED STATES -- 0.7%   MULTI-UTILITIES & UNREGULATED  US$  357,550    AES Trust III, 6.75% due 10/15/2029
                        POWER                                            (Convertible).....................      345,022
                        ----------------------------------------------------------------------------------------------
                                                                       TOTAL TRUST PREFERRED
                                                                       (COST--$215,798)--0.7%..............      345,022
------------------------------------------------------------------------------------------------------------------------

                                                             SHARES
                                                               HELD                WARRANTS(C)
------------------------------------------------------------------------------------------------------------------------
UNITED STATES -- 0.0%   COMMUNICATIONS                        5,710    Lucent Technologies, Inc. ..........        8,965
                        EQUIPMENT--0.0%
                        ----------------------------------------------------------------------------------------------
                                                                       TOTAL WARRANTS
                                                                       (COST--$9,479)--0.0%................        8,965
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Utilities and Telecommunications V.I. Fund
Schedule of Investments as of December 31, 2004 (concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                         BENEFICIAL
                                                           INTEREST           SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
                                                       US$2,229,381
                                                                       Merrill Lynch Liquidity Series, LLC
                                                                         Cash Sweep Series I(b)............    2,229,381
------------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL SHORT-TERM SECURITIES
                                                                       (COST--$2,229,381)--4.4%............    2,229,381
------------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL INVESTMENTS
                                                                       (COST--$36,328,186**)--99.9%........   50,620,235
                                                                       OTHER ASSETS LESS
                                                                       LIABILITIES--0.1%...................       46,862
                                                                                                             -----------
                                                                       NET ASSETS--100.0%..................  $50,667,097
                                                                                                             ===========
------------------------------------------------------------------------------------------------------------------------

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

** The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................    $36,353,623
                                                                ===========
Gross unrealized appreciation...............................    $14,790,642
Gross unrealized depreciation...............................       (524,030)
                                                                -----------
Net unrealized appreciation.................................    $14,266,612
                                                                ===========

+    Non-income producing security.

(a)  Depositary Receipts.

(b) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

--------------------------------------------------------------------------------------
                                                                              INTEREST
                         AFFILIATE                            NET ACTIVITY     INCOME
--------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....    $541,494      $29,504
--------------------------------------------------------------------------------------

(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Utilities and Telecommunications V.I. Fund
Statement of Assets and Liabilities as of December 31, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$34,098,805)........................................                  $48,390,854
Investments in affiliated securities, at value (identified
  cost--$2,229,381).........................................                    2,229,381
Foreign cash (cost--$17,824)................................                       18,631
Cash........................................................                        8,727
Receivables:
  Dividends.................................................  $    113,495
  Interest (including $133 from affiliates).................         9,008        122,503
                                                              ------------
Prepaid expenses............................................                        2,590
                                                                              -----------
Total assets................................................                   50,772,686
                                                                              -----------
------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................        63,336
  Investment adviser........................................        28,631
  Other affiliates..........................................         1,076         93,043
                                                              ------------
Accrued expenses and other liabilities......................                       12,546
                                                                              -----------
Total liabilities...........................................                      105,589
                                                                              -----------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $50,667,097
                                                                              ===========
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $   560,872
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                           13
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                           13
Paid-in capital in excess of par............................                   46,523,068
Accumulated realized capital losses--net....................  $(10,710,478)
Unrealized appreciation--net................................    14,293,609
                                                              ------------
Total accumulated earnings--net.............................                    3,583,131
                                                                              -----------
NET ASSETS..................................................                  $50,667,097
                                                                              ===========
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $50,664,823 and 5,608,725
  shares outstanding........................................                  $      9.03
                                                                              ===========
Class II--Based on net assets of $1,137 and 125.902 shares
  outstanding...............................................                  $      9.03
                                                                              ===========
Class III--Based on net assets of $1,137 and 125.902 shares
  outstanding...............................................                  $      9.03
                                                                              ===========
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Utilities and Telecommunications V.I. Fund
Statement of Operations for the Year Ended December 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $51,527 foreign withholding tax)..........                $ 1,501,925
Interest (including $29,504 from affiliates)................                     54,585
                                                                            -----------
Total income................................................                  1,556,510
                                                                            -----------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  274,827
Professional fees...........................................      29,231
Accounting services.........................................      17,778
Custodian fees..............................................      12,559
Transfer agent fees--Class I................................       5,000
Printing and shareholder reports............................       3,699
Pricing services............................................       3,467
Directors' fees and expenses................................       2,803
Other.......................................................      13,067
                                                              ----------
Total expenses..............................................                    362,431
                                                                            -----------
Investment income--net......................................                  1,194,079
                                                                            -----------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET
Realized gain (loss) on:
  Investments--net..........................................   2,016,436
  Foreign currency transactions--net........................     (19,524)     1,996,912
                                                              ----------
Change in unrealized appreciation on:
  Investments--net..........................................   7,549,330
  Foreign currency transactions--net........................       1,132      7,550,462
                                                              ----------    -----------
Total realized and unrealized gain--net.....................                  9,547,374
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $10,741,453
                                                                            ===========
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Utilities and Telecommunications V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                              ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2004                 2003
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 1,194,079          $ 1,329,682
Realized gains--net.........................................    1,996,912              258,748
Change in unrealized appreciation--net......................    7,550,462            6,548,626
                                                              -----------          -----------
Net increase in net assets resulting from operations........   10,741,453            8,137,056
                                                              -----------          -----------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................   (1,177,083)          (1,317,612)
  Class II..................................................          (13)                  --
  Class III.................................................          (13)                  --
                                                              -----------          -----------
Net decrease in net assets resulting from dividends to
  shareholders..............................................   (1,177,109)          (1,317,612)
                                                              -----------          -----------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (6,687,154)          (5,068,702)
                                                              -----------          -----------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    2,877,190            1,750,742
Beginning of year...........................................   47,789,907           46,039,165
                                                              -----------          -----------
End of year*................................................  $50,667,097..        $47,789,907
                                                              ===========          ===========
-----------------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................           --          $    (2,421)
                                                              ===========          ===========
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Utilities and Telecommunications V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                     CLASS I
FINANCIAL STATEMENTS.                                     --------------------------------------------------------
                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       2004        2003       2002       2001        2000
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......................    $  7.37      $  6.32    $  8.25    $ 10.31    $  16.85
                                                            -------      -------    -------    -------    --------
Investment income--net**................................        .20          .20        .25        .31         .47
Realized and unrealized gain (loss)--net................       1.67         1.05      (1.76)     (1.71)       (.92)
                                                            -------      -------    -------    -------    --------
Total from investment operations........................       1.87         1.25      (1.51)     (1.40)       (.45)
                                                            -------      -------    -------    -------    --------
Less dividends and distributions:
  Investment income--net................................       (.21)        (.20)      (.26)      (.33)       (.50)
  In excess of investment income--net...................         --           --         --         --        (.01)
  Realized gain--net....................................         --           --       (.16)      (.33)      (5.58)
                                                            -------      -------    -------    -------    --------
Total dividends and distributions.......................       (.21)        (.20)      (.42)      (.66)      (6.09)
                                                            -------      -------    -------    -------    --------
Net asset value, end of year............................    $  9.03      $  7.37    $  6.32    $  8.25    $  10.31
                                                            =======      =======    =======    =======    ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share......................     25.72%       20.19%    (18.77%)   (14.02%)     (2.71%)
                                                            =======      =======    =======    =======    ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................................       .79%         .73%       .75%       .71%        .69%
                                                            =======      =======    =======    =======    ========
Investment income--net..................................      2.60%        3.02%      3.50%      3.27%       3.00%
                                                            =======      =======    =======    =======    ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)..................    $50,665      $47,790    $46,039    $73,183    $106,330
                                                            =======      =======    =======    =======    ========
Portfolio turnover......................................     12.06%       20.19%     30.32%     34.59%      64.95%
                                                            =======      =======    =======    =======    ========
------------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.

** Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Utilities and Telecommunications V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                        FOR THE PERIOD
FINANCIAL STATEMENTS.                                              SEPTEMBER 30, 2004+
                                                                  TO DECEMBER 31, 2004
                                                              -----------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                       CLASS II            CLASS III
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $  8.04                 8.04
                                                              -------              -------
Investment income--net**....................................      .05                  .05
Realized and unrealized gain--net...........................     1.05                 1.05
                                                              -------              -------
Total from investment operations............................     1.10                 1.10
                                                              -------              -------
Less dividends from investment income--net..................     (.11)                (.11)
                                                              -------              -------
Net asset value, end of period..............................  $  9.03                 9.03
                                                              =======              =======
-------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................   13.69%++             13.69%++
                                                              =======              =======
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .79%***              .79%***
                                                              =======              =======
Investment income--net......................................    2.30%***             2.30%***
                                                              =======              =======
-------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $     1              $     1
                                                              =======              =======
Portfolio turnover..........................................   12.06%               12.06%
                                                              =======              =======
-------------------------------------------------------------------------------------------

*   Total investment returns exclude insurance-related fees and expenses.

**  Based on average shares outstanding.

*** Annualized.

+   Commencement of operations.

++  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Utilities and Telecommunications V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Utilities and Telecommunications V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the

--------------------------------------------------------------------------------

value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write call and put options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective

--------------------------------------------------------------------------------

aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $19,524 has been reclassified between undistributed net investment income and accumulated realized capital losses and $4,975 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to foreign currency transactions, distributions in excess of net investment income for tax purposes and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management, U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the period ended December 31, 2004, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

  For the year ended December 31, 2004, MLPF&S earned $2,737 in commissions on the execution of portfolio security transactions.

  In addition, the Fund reimbursed MLIM $945 for certain accounting services for the year ended December 31, 2004.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

--------------------------------------------------------------------------------

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2004 were $5,278,997 and $10,933,246, respectively.

4. CAPITAL SHARE TRANSACTIONS:

The net decrease in net assets derived from capital share transactions were $6,687,154 and $5,068,702 for the years ended December 31, 2004 and December 31, 2003, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     786,758    $  6,223,687
Shares issued to shareholders in
 reinvestment of dividends...........     146,725       1,177,083
                                       ----------    ------------
Total issued.........................     933,483       7,400,770
Shares redeemed......................  (1,807,461)    (14,089,950)
                                       ----------    ------------
Net decrease.........................    (873,978)   $ (6,689,180)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003                         Shares        Amount
-----------------------------------------------------------------
Shares sold...........................     427,830    $ 2,973,767
Shares issued to shareholders in
 reinvestment of dividends............     198,196      1,317,612
                                        ----------    -----------
Total issued..........................     626,026      4,291,379
Shares redeemed.......................  (1,430,670)    (9,360,081)
                                        ----------    -----------
Net decrease..........................    (804,644)   $(5,068,702)
                                        ==========    ===========
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Period                              Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................   124      $1,000
Shares issued to shareholders in reinvestment of
 dividends......................................     2          13
                                                   ---      ------
Net increase....................................   126      $1,013
                                                   ===      ======
------------------------------------------------------------------

+ Commencement of operations.

------------------------------------------------------------------
Class III Shares for the Period                             Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................   124      $1,000
Shares issued to shareholders in reinvestment of
 dividends......................................     2          13
                                                   ---      ------
Net increase....................................   126      $1,013
                                                   ===      ======
------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

-----------------------------------------------------------------
                                         12/31/2004    12/31/2003
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $1,177,109    $1,317,612
                                         ----------    ----------
Total taxable distributions............  $1,177,109    $1,317,612
                                         ==========    ==========
-----------------------------------------------------------------

  As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net.................  $         --
Undistributed long-term capital gains--net.........            --
                                                     ------------
Total undistributed earnings--net..................            --
Capital loss carryforward..........................   (10,685,041)*
Unrealized gains--net..............................    14,268,172**
                                                     ------------
Total accumulated earnings--net....................  $  3,583,131
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2004, the Fund had a net capital loss carryforward of $10,685,041, of which $10,634,296 expires in 2010 and $50,745 expires in
   2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Utilities and Telecommunications V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS V.I. FUND OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Utilities and Telecommunications V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Utilities and Telecommunications V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 16, 2005

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Value Opportunities V.I. Fund
December 31, 2004--Annual Report
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

FISCAL YEAR IN REVIEW

  For the 12-month period ended December 31, 2004, Merrill Lynch Value Opportunities V.I. Fund's Class I, Class II and Class III Shares provided total returns of +14.98%, +14.80% and +14.75%, respectively. This compared to the +18.33% return of the benchmark Russell 2000 Index and the +20.80% average return of the Lipper Small Cap Value Funds category for the same period. (Funds in this Lipper category normally invest in small-capitalization companies considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors.)

  Small cap stocks posted their sixth straight year of outperformance in 2004, with the Russell 2000 Index outpacing the Standard & Poor's 500 Index by 7.2 percentage points. The Lipper Small Cap Value Funds category delivered the strongest performance of any diversified U.S. equity category over the past year and proved a very high hurdle to surpass.

  Relative to the Russell 2000 Index, the Fund's 12-month returns were hindered by stock selection in the financials, consumer discretionary, industrials and materials sectors. Holdings in these sectors, although providing sharply positive returns, failed to keep up with comparable companies in the benchmark index as investors returned to small speculative stocks in the final months of the year. Holdings that contributed positively to the Fund's 12-month results included Parametric Technology Corp., a provider of design software; Diamond Offshore Drilling, a deep water drilling company; and Catalina Marketing Corp., a provider of targeted marketing and store coupons.

PORTFOLIO ACTIVITY

  During the year, we trimmed the Fund's exposure to the consumer discretionary sector. We believe that rapid growth in consumer spending has largely run its course and is likely to decline with higher energy prices and an anticipated slowdown in mortgage-refinancing activity. We eliminated several retail holdings, including The Men's Wearhouse, Inc., Electronics Boutique Holdings Corp. and Abercrombie & Fitch Co. We reduced exposure to restaurant stocks with the sale of Outback Steakhouse, Inc. and Bob Evans Farms, Inc. We also reduced exposure to the materials sector when many stocks exceeded our price objectives. We trimmed exposure to steel-related stocks by reducing our position in Steel Dynamics Inc., an operator of steel mini-mills, and by eliminating our investment in Quanex Corp., a manufacturer of specialized metal products made from steel and aluminum.

  We have been active buyers in the healthcare sector, particularly of specialty pharmaceutical stocks. We believe that valuations are compelling given widespread concern about generic competition. Some of these concerns are justified but, in certain circumstances, we believe investors are underestimating the ability of specialty pharmaceutical companies to respond with licensing agreements and further market consolidation. Additions to the portfolio within the healthcare sector included Medicis Pharmaceutical Corp., a specialty pharmaceuticals company; Par Pharmaceutical Company, a manufacturer and distributor of generic drugs; and Cephalon Inc., a biopharmaceutical company.

  During the summer months, we rebuilt the Fund's exposure to information technology given extreme stock price weakness and what we believed to be low valuation levels. We anticipate a shift away from consumer spending toward an environment where business spending leads the economy. Corporate balance sheets are strong and cash generation is high by historical standards. One important addition to the portfolio was Ascential Software Corp., a provider of enterprise software integration solutions. We previously owned shares of Ascential Software, having sold them on share price appreciation last year. We repurchased the stock based on strength of management, the company's balance sheet, and a compelling valuation level.

YEAR-END POSITION

  As of December 31, 2004, the Fund was overweight in the technology and energy sectors. We were also underweight in the consumer discretionary and financial sectors, though to a lesser extent than at the end of the preceding six-month period. Following the year-end rally in small cap equities, there are fewer variations in valuation and no single sector stands out. Speculative stocks rallied sharply, and much of the opportunity we identified going into the presidential election has been rewarded with share price appreciation. As a result, we enter 2005 with a more cautious stance.

  Looking ahead, we are concerned that further meaningful outperformance of small caps over

--------------------------------------------------------------------------------

large caps is unsustainable. Small caps appear fully valued on a wide range of metrics. In Merrill Lynch Value Opportunities V.I. Fund, new purchases are focused on companies at the high end of our market cap universe, where we believe small cap value opportunities are most plentiful.

IN CONCLUSION

  We thank you for your continued investment in Merrill Lynch Value Opportunities V.I. Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers

/s/ R. Elise Baum
R. Elise Baum, CFA
Vice President and Portfolio Manager

January 14, 2005

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Value Opportunities V.I. Fund
Portfolio Information as of December 31, 2004
--------------------------------------------------------------------------------

                                                                  PERCENT OF
                                                                     TOTAL
                   SECTOR REPRESENTATION                          INVESTMENTS
--------------------------------------------------------------------------------
Financials..................................................          22.3%
Information Technology......................................          20.1
Consumer Discretionary......................................          11.6
Health Care.................................................          11.1
Industrials.................................................          10.5
Energy......................................................           8.7
Materials...................................................           6.3
Consumer Staples............................................           2.4
Utilities...................................................           0.9
Other*......................................................           6.1
--------------------------------------------------------------------------------

*    Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Value Opportunities V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

                                                                    MERRILL LYNCH VALUE
                                                             OPPORTUNITIES V.I. FUND+--CLASS I
                                                                          SHARES*                      RUSSELL 2000 INDEX++
                                                             ---------------------------------         --------------------
12/94                                                                      10000                              10000
12/95                                                                      14590                              12845
12/96                                                                      15774                              14964
12/97                                                                      17623                              18310
12/98                                                                      16478                              17844
12/99                                                                      22104                              21637
12/00                                                                      25363                              20983
12/01                                                                      32943                              21505
12/02                                                                      25116                              17100
12/03                                                                      35894                              25181
12/04                                                                      41271                              29796

                                                                   MERRILL LYNCH VALUE
                                                            OPPORTUNITIES V.I. FUND+--CLASS II
                                                                         SHARES*                       RUSSELL 2000 INDEX++
                                                            ----------------------------------         --------------------
10/23/97                                                                   10000                              10000
12/97                                                                       8882                               9752
12/98                                                                       8304                               9503
12/99                                                                      11126                              11523
12/00                                                                      12748                              11175
12/01                                                                      16530                              11453
12/02                                                                      12587                               9107
12/03                                                                      17951                              13411
12/04                                                                      20608                              15869

                                                                   MERRILL LYNCH VALUE
                                                           OPPORTUNITIES V.I. FUND+--CLASS III
                                                                         SHARES*                       RUSSELL 2000 INDEX++
                                                           -----------------------------------         --------------------
11/18/03                                                                  10000                               10000
12/03                                                                     10695                               10692
12/04                                                                     12272                               12652

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A and Class B Shares were redesignated Class I and Class II Shares.
**  Commencement of operations.
+ The Fund invests primarily in common stocks of small companies and emerging growth companies that Fund management believes have special investment value.
++ This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Value Opportunities V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/04                                          +14.98%
--------------------------------------------------------------------------
Five Years Ended 12/31/04                                        +13.30
--------------------------------------------------------------------------
Ten Years Ended 12/31/04                                         +15.23
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Value Opportunities V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/04                                          +14.80%
--------------------------------------------------------------------------
Five Years Ended 12/31/04                                        +13.12
--------------------------------------------------------------------------
Inception (10/23/97) through 12/31/04                            +10.58
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Value Opportunities V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/04                                          +14.75%
--------------------------------------------------------------------------
Inception (11/18/03) through 12/31/04                            +20.10
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Value Opportunities V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2004                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  + 7.74%        +14.98%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 + 7.64         +14.80
-----------------------------------------------------------------------------------------
Class III Shares*                                                + 7.60         +14.75
-----------------------------------------------------------------------------------------
Russell 2000(R) Index**                                          +10.83         +18.33
-----------------------------------------------------------------------------------------

* Average annual, aggregate and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Effective September 2, 2003, Class A and Class B Shares were redesignated Class I and Class II Shares.

** This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

   Past results shown should not be considered a representation of future performance.

   Russell 2000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Value Opportunities V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                EXPENSES PAID
                                                         BEGINNING            ENDING          DURING THE PERIOD*
                                                       ACCOUNT VALUE       ACCOUNT VALUE         JULY 1, 2004
                                                        JULY 1, 2004     DECEMBER 31, 2004   TO DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------
ACTUAL
-----------------------------------------------------------------------------------------------------------------
Class I                                                    $1,000            $1,077.40              $4.33
-----------------------------------------------------------------------------------------------------------------
Class II                                                   $1,000            $1,076.40              $5.11
-----------------------------------------------------------------------------------------------------------------
Class III                                                  $1,000            $1,076.00              $5.64
-----------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
-----------------------------------------------------------------------------------------------------------------
Class I                                                    $1,000            $1,020.96              $4.22
-----------------------------------------------------------------------------------------------------------------
Class II                                                   $1,000            $1,020.21              $4.98
-----------------------------------------------------------------------------------------------------------------
Class III                                                  $1,000            $1,019.71              $5.48
-----------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.83% for Class I, .98% for Class II and 1.08% for Class
   III), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 366.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Value Opportunities V.I. Fund
Schedule of Investments as of December 31, 2004                (in U.S. dollars)
--------------------------------------------------------------------------------

                                            SHARES
INDUSTRY(++)                                  HELD                        COMMON STOCKS                        VALUE
------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.9%                  301,900      +Triumph Group, Inc. .............................  $ 11,925,050
------------------------------------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.2%               18,400      CNF, Inc. ........................................       921,840
------------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS--1.3%                      172,700      American Axle & Manufacturing Holdings, Inc. .....     5,294,982
                                           236,600      +Hayes Lemmerz International, Inc. ...............     2,089,178
                                            21,600      +Shiloh Industries, Inc. .........................       302,400
                                                                                                            ------------
                                                                                                               7,686,560
------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--2.4%                         80,100      +Applera Corp.--Celera Genomics Group.............     1,101,375
                                            54,800      +Cephalon, Inc. ..................................     2,788,224
                                           344,200      +Human Genome Sciences, Inc.(l)...................     4,137,284
                                           354,800      +Maxygen, Inc. ...................................     4,537,892
                                            82,200      +Neurogen Corp. ..................................       769,392
                                           348,500      +Vical, Inc. .....................................     1,637,950
                                                                                                            ------------
                                                                                                              14,972,117
------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.6%                      393,200      Janus Capital Group, Inc. ........................     6,609,692
                                           133,400      WP Stewart & Co. Ltd.(l)..........................     3,156,244
                                                                                                            ------------
                                                                                                               9,765,936
------------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.0%                             43,700      Cytec Industries, Inc. ...........................     2,247,054
                                            27,700      +OM Group, Inc. ..................................       898,034
                                            63,200      Valspar Corp. ....................................     3,160,632
                                                                                                            ------------
                                                                                                               6,305,720
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--7.0%                      81,000      Bank of Hawaii Corp. .............................     4,109,940
                                           118,000      Banknorth Group, Inc. ............................     4,318,800
                                            17,100      Banner Corp. .....................................       533,349
                                           381,000      The Colonial BancGroup, Inc.......................     8,088,630
                                             7,200      +Community Bancorp................................       220,320
                                           134,600      Compass Bancshares, Inc. .........................     6,550,982
                                            33,900      First Merchants Corp. ............................       959,370
                                           250,600      First Midwest Bancorp, Inc. ......................     9,094,274
                                            31,500      Mid-State Bancshares..............................       902,475
                                           271,200      Old National Bancorp..............................     7,013,232
                                            50,000      +Texas Capital Bancshares, Inc. ..................     1,081,000
                                                                                                            ------------
                                                                                                              42,872,372
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--2.6%        46,100      +Allied Waste Industries, Inc. ...................       427,808
                                           106,400      Ambassadors International, Inc. ..................     1,673,672
                                           270,100      +Cornell Cos., Inc. ..............................     4,100,118
                                           149,900      +Corrections Corp. of America.....................     6,063,455
                                           225,200      +Tetra Tech, Inc. ................................     3,769,848
                                                                                                            ------------
                                                                                                              16,034,901
------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.8%             293,050      Belden CDT, Inc. .................................     6,798,760
                                           535,400      +CommScope, Inc. .................................    10,119,060
                                           722,368      +Tellabs, Inc. ...................................     6,205,141
                                                                                                            ------------
                                                                                                              23,122,961
------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--1.1%           120,500      Fluor Corp. ......................................     6,568,455
------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--1.0%               112,800      Martin Marietta Materials, Inc. ..................     6,052,848
------------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--2.2%               498,400      +Crown Holdings, Inc. ............................     6,848,016
                                           343,900      +Smurfit-Stone Container Corp. ...................     6,424,052
                                                                                                            ------------
                                                                                                              13,272,068
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Value Opportunities V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                            SHARES
INDUSTRY(++)                                  HELD                        COMMON STOCKS                        VALUE
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--3.8%        39,000      Financial Select Sector SPDR Fund(d)..............  $  1,190,670
                                            52,300      iShares Russell 2000 Index Fund(e)................     6,768,143
                                            53,200      iShares S&P SmallCap 600/BARRA Value Index
                                                          Fund(g).........................................     6,479,760
                                            35,800      iShares S&P SmallCap 600 Index Fund(f)............     5,822,154
                                            81,500      Nasdaq-100 Index Tracking Stock(k)................     3,252,665
                                                                                                            ------------
                                                                                                              23,513,392
------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.9%                   129,400      Cinergy Corp. ....................................     5,386,922
------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.1%                  63,200      +Global Power Equipment Group, Inc.(l)............       621,888
------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &                     141,000      Anixter International, Inc. ......................     5,074,590
INSTRUMENTS--4.0%
                                           348,600      +Ingram Micro, Inc. Class A.......................     7,250,880
                                            80,100      +NU Horizons Electronics Corp. ...................       639,198
                                           250,900      +Tech Data Corp. .................................    11,390,860
                                                                                                            ------------
                                                                                                              24,355,528
------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--4.0%          274,400      Diamond Offshore Drilling(l)......................    10,989,720
                                            74,200      Energy Select Sector SPDR Fund(h).................     2,694,944
                                            66,500      +FMC Technologies, Inc. ..........................     2,141,300
                                           345,400      +Key Energy Services, Inc. .......................     4,075,720
                                            20,900      Oil Service HOLDRs Trust(c).......................     1,777,963
                                           104,700      +Rowan Cos., Inc. ................................     2,711,730
                                                                                                            ------------
                                                                                                              24,391,377
------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--2.5%                        553,600      +Del Monte Foods Co. .............................     6,100,672
                                           187,500      +Hain Celestial Group, Inc. ......................     3,875,625
                                            28,400      The JM Smucker Co. ...............................     1,336,788
                                           139,800      +Smithfield Foods, Inc. ..........................     4,136,682
                                                                                                            ------------
                                                                                                              15,449,767
------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.0%                          4,500      Delta Natural Gas Co, Inc. .......................       122,485
------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &                      6,600      +Adeza Biomedical Corp. ..........................       115,830
SUPPLIES--2.9%
                                           126,900      +CTI Molecular Imaging, Inc. .....................     1,800,711
                                            21,600      +Conor Medsystems, Inc. ..........................       299,160
                                            13,200      +Inamed Corp. ....................................       834,900
                                            60,800      Invacare Corp. ...................................     2,812,608
                                           179,400      Mentor Corp. .....................................     6,052,956
                                           168,600      +Steris Corp.(l)..................................     3,999,192
                                            29,600      Utah Medical Products, Inc. ......................       665,112
                                            50,900      +Wright Medical Group, Inc. ......................     1,450,650
                                                                                                            ------------
                                                                                                              18,031,119
------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &                    491,800      Hooper Holmes, Inc. ..............................     2,911,456
SERVICES--3.4%
                                           141,500      +Odyssey HealthCare, Inc. ........................     1,935,720
                                         1,982,400      +WebMD Corp.(l)...................................    16,176,384
                                                                                                            ------------
                                                                                                              21,023,560
------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.3%        102,900      Ambassadors Group, Inc. ..........................     3,664,269
                                            88,420      Dover Downs Gaming & Entertainment, Inc. .........     1,158,302
                                           106,100      +Isle of Capri Casinos, Inc. .....................     2,721,465
                                           695,700      +La Quinta Corp. .................................     6,323,913
                                                                                                            ------------
                                                                                                              13,867,949
------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.6%                    67,900      Furniture Brands International, Inc. .............     1,700,895
                                           142,400      La-Z-Boy, Inc. ...................................     2,188,688
                                                                                                            ------------
                                                                                                               3,889,583
------------------------------------------------------------------------------------------------------------------------
IT SERVICES--3.6%                        1,039,900      +Convergys Corp. .................................    15,588,101
                                           280,600      Sabre Holdings Corp. Class A......................     6,218,096
                                                                                                            ------------
                                                                                                              21,806,197
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Value Opportunities V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                            SHARES
INDUSTRY(++)                                  HELD                        COMMON STOCKS                        VALUE
------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.3%              29,800      Teleflex, Inc. ...................................  $  1,547,812
------------------------------------------------------------------------------------------------------------------------
INSURANCE--3.8%                             18,300      American National Insurance.......................     1,906,128
                                           408,000      +Conseco, Inc.(l).................................     8,139,600
                                            78,700      First American Corp. .............................     2,765,518
                                           110,900      Presidential Life Corp. ..........................     1,880,864
                                           206,400      Protective Life Corp. ............................     8,811,216
                                                                                                            ------------
                                                                                                              23,503,326
------------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--2.7%         412,600      +DoubleClick, Inc. ...............................     3,210,028
                                           375,500      +Entrust, Inc. ...................................     1,423,145
                                            17,500      +Housevalues, Inc. ...............................       262,850
                                           544,900      +Retek, Inc. .....................................     3,351,135
                                           398,300      +Seebeyond Technology Corp. ......................     1,425,914
                                            67,300      +Stellent, Inc. ..................................       593,586
                                         4,360,100      +Vignette Corp. ..................................     6,060,539
                                                                                                            ------------
                                                                                                              16,327,197
------------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.1%          34,300      Nautilus Group, Inc. .............................       829,031
------------------------------------------------------------------------------------------------------------------------
MACHINERY--1.8%                            168,700      Kaydon Corp. .....................................     5,570,474
                                            89,800      Reliance Steel & Aluminum Co. ....................     3,498,608
                                           150,000      +Wolverine Tube, Inc. ............................     1,936,500
                                                                                                            ------------
                                                                                                              11,005,582
------------------------------------------------------------------------------------------------------------------------
MEDIA--4.6%                                 29,200      +Arbitron, Inc. ..................................     1,144,056
                                            55,500      Catalina Marketing Corp. .........................     1,644,465
                                           200,400      Harte-Hanks, Inc. ................................     5,206,392
                                           890,100      +Paxson Communications Corp. .....................     1,228,338
                                           346,300      The Reader's Digest Association, Inc. Class A.....     4,817,033
                                           162,900      +Scholastic Corp. ................................     6,020,784
                                           237,900      +Valassis Communications, Inc. ...................     8,328,879
                                                                                                            ------------
                                                                                                              28,389,947
------------------------------------------------------------------------------------------------------------------------
METALS & MINING--2.4%                       66,700      +Foundation Coal Holdings, Inc. ..................     1,538,102
                                           261,700      Gibraltar Industries, Inc. .......................     6,181,354
                                            41,500      +Golden Star Resources Ltd. ......................       166,949
                                            40,900      +Golden Star Resources Ltd. ......................       164,009
                                           353,100      +GrafTech International Ltd. .....................     3,340,326
                                            40,200      Steel Dynamics, Inc. .............................     1,522,776
                                            48,500      +Wheeling-Pittsburgh Corp. .......................     1,869,190
                                                                                                            ------------
                                                                                                              14,782,706
------------------------------------------------------------------------------------------------------------------------
OIL & GAS--5.0%                             20,100      +Bill Barrett Corp. ..............................       642,999
                                           224,900      +Denbury Resources, Inc. .........................     6,173,505
                                           146,600      Noble Energy, Inc. ...............................     9,039,356
                                           201,200      +Plains Exploration & Production Co. .............     5,231,200
                                            60,800      +Spinnaker Exploration Co. .......................     2,132,256
                                           146,207      +Stone Energy Corp. ..............................     6,592,474
                                            50,800      Vintage Petroleum, Inc. ..........................     1,152,652
                                                                                                            ------------
                                                                                                              30,964,442
------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--2.8%                      816,800      +King Pharmaceuticals, Inc. ......................    10,128,320
                                           129,700      Medicis Pharmaceutical Corp. Class A..............     4,553,767
                                            58,300      +Par Pharmaceutical Cos., Inc. ...................     2,412,454
                                                                                                            ------------
                                                                                                              17,094,541
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Value Opportunities V.I. Fund
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                            SHARES
INDUSTRY(++)                                  HELD                        COMMON STOCKS                        VALUE
------------------------------------------------------------------------------------------------------------------------
REAL ESTATE--1.7%                          124,000      Brandywine Realty Trust...........................  $  3,644,360
                                            77,400      Friedman Billings Ramsey Group, Inc. Class A......     1,500,786
                                           256,100      Trizec Properties, Inc. ..........................     4,845,412
                                            15,600      +ZipRealty, Inc. .................................       278,772
                                                                                                            ------------
                                                                                                              10,269,330
------------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--2.0%                          500,300      +Kansas City Southern.............................     8,870,319
                                            89,100      USF Corp. ........................................     3,381,345
                                                                                                            ------------
                                                                                                              12,251,664
------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR              37,600      +ATMI, Inc. ......................................       847,128
EQUIPMENT--1.9%
                                            74,200      +Actel Corp. .....................................     1,301,468
                                           727,900      +Anadigics, Inc(l)................................     2,729,625
                                           234,800      +Applied Micro Circuits Corp. ....................       988,508
                                            10,800      +Cascade Microtech, Inc. .........................       144,936
                                           145,600      +DSP Group, Inc. .................................     3,251,248
                                           183,900      +Zoran Corp. .....................................     2,129,562
                                                                                                            ------------
                                                                                                              11,392,475
------------------------------------------------------------------------------------------------------------------------
SOFTWARE--5.2%                             192,300      +Agile Software Corp. ............................     1,571,091
                                           510,800      +Ascential Software Corp. ........................     8,331,148
                                           643,600      +Compuware Corp. .................................     4,164,092
                                           854,452      +E.piphany, Inc. .................................     4,127,003
                                           184,200      +JDA Software Group, Inc. ........................     2,508,804
                                           153,700      +Lawson Software, Inc. ...........................     1,055,919
                                         1,251,900      +Parametric Technology Corp. .....................     7,373,691
                                            43,600      +Progress Software Corp. .........................     1,018,060
                                            82,800      +Synopsys, Inc. ..................................     1,624,536
                                                                                                            ------------
                                                                                                              31,774,344
------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--3.2%                     421,100      Foot Locker, Inc. ................................    11,340,223
                                           253,500      +Linens 'N Things, Inc.(l)........................     6,286,800
                                           110,300      Pier 1 Imports, Inc. .............................     2,172,910
                                                                                                            ------------
                                                                                                              19,799,933
------------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--2.9%            29,100      Anchor Bancorp Wisconsin, Inc.....................       848,265
                                            50,400      Dime Community Bancshares.........................       902,664
                                            29,500      Fidelity Bankshares, Inc. ........................     1,261,420
                                            17,300      +FirstFed Financial Corp. ........................       897,351
                                            47,400      +Franklin Bank Corp. .............................       865,050
                                           388,400      Sovereign Bancorp, Inc. ..........................     8,758,420
                                            21,100      +Sterling Financial Corp. ........................       828,386
                                            62,800      Webster Financial Corp. ..........................     3,180,192
                                                                                                            ------------
                                                                                                              17,541,748
------------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES &                        100,275      Applied Industrial Technologies, Inc. ............     2,747,535
DISTRIBUTORS--1.0%
                                            93,600      Watsco, Inc. .....................................     3,296,592
                                                                                                            ------------
                                                                                                               6,044,127
------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS IN COMMON STOCKS
                                                        (COST--$500,061,181)--95.6%.......................   585,478,800
------------------------------------------------------------------------------------------------------------------------
                                                        WARRANTS(J)
------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--2.5%                      160,000      UBS AG (3/31/05)(i)...............................     8,518,400
                                           120,000      UBS AG (7/29/05)(i)...............................     6,492,000
------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS IN WARRANTS
                                                        (COST--$13,810,862)--2.5%.........................    15,010,400
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Value Opportunities V.I. Fund
Schedule of Investments as of December 31, 2004 (concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                        BENEFICIAL
                                          INTEREST                    SHORT-TERM INVESTMENTS                   VALUE
------------------------------------------------------------------------------------------------------------------------
                                       $11,914,903      Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                          Series I(a).....................................  $ 11,914,903
                                        26,914,300      Merrill Lynch Liquidity Series, LLC Money Market
                                                          Series(a)(b)....................................    26,914,300
------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                        (COST--$38,829,203)--6.3%.........................    38,829,203
------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENTS (COST--$552,701,246*)--104.4%...   639,318,403
                                                        LIABILITIES IN EXCESS OF OTHER ASSETS--(4.4%).....   (27,168,372)
                                                                                                            ------------
                                                        NET ASSETS--100.0%................................  $612,150,031
                                                                                                            ============
------------------------------------------------------------------------------------------------------------------------

+    Non-income producing security.

(++) For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

* The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

--------------------------------------------------------------------------
Aggregate cost..............................................  $556,809,835
                                                              ============
Gross unrealized appreciation...............................  $104,341,135
Gross unrealized depreciation...............................   (21,832,567)
                                                              ------------
Net unrealized appreciation.................................  $ 82,508,568
                                                              ============
--------------------------------------------------------------------------

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

----------------------------------------------------------------------------------------------
                                                                             INTEREST/DIVIDEND
AFFILIATE                                                     NET ACTIVITY        INCOME
----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $(13,398,240)      $300,683
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $ (3,255,463)      $ 75,380
Merrill Lynch Premier Institutional Fund....................   (10,056,587)      $  7,344
----------------------------------------------------------------------------------------------

(b)  Security was purchased with the cash proceeds from securities loans.

(c) Represents ownership in Oil Services HOLDRs Trust. The Oil Services HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the oil service industry.

(d) Represents ownership in Financial Select Sector SPDR Fund, registered in the United States. The investment objective of the Financial Select Sector SPDR Fund is to provide investment results that correspond to the performance of The Financial Select Sector.

(e) iShares Russell 2000 Index Fund is an exchange-traded Fund. The Fund seeks investment results that correspond to the performance of the Russell 2000 Index.

(f) iShares S&P SmallCap 600 Index Fund is an exchange-traded Fund. The Fund seeks investment results that correspond to the performance of the S&P SmallCap 600 Index.

(g) iShares S&P SmallCap 600/BARRA Value Index Fund is an exchange-traded Fund. The Fund seeks investment results that correspond to the performance of the S&P SmallCap 600/BARRA Value Index.

(h) Represents ownership in Energy Select Sector SPDR Fund, registered in the United States. The investment objective of the Energy Select Sector SPDR Fund is to provide investment results that correspond to the performance of The Energy Select Sector Index.

(i) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(j) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(k) Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component.

(l)  Security, or a portion of security, is on loan.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Value Opportunities V.I. Fund
Statement of Assets and Liabilities as of December 31, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $25,905,447) (identified
  cost--$513,872,043).......................................                  $600,489,200
Investments in affiliated securities, at value (identified
  cost--$38,829,203)........................................                    38,829,203
Cash........................................................                        18,943
Receivables:
  Dividends.................................................  $    431,002
  Capital shares sold.......................................       147,693
  Securities sold...........................................        38,690
  Interest from affiliates..................................        30,157
  Securities lending........................................         4,650         652,192
                                                              ------------
Prepaid expenses............................................                         3,621
                                                                              ------------
Total assets................................................                   639,993,159
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    26,914,300
Payables:
  Investment adviser........................................       432,403
  Capital shares redeemed...................................       283,458
  Securities purchased......................................       122,665
  Distributor...............................................         4,325
  Other affiliates..........................................         3,861         846,712
                                                              ------------
Accrued expenses and other liabilities......................                        82,116
                                                                              ------------
Total liabilities...........................................                    27,843,128
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $612,150,031
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $  2,229,315
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                        70,307
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                       116,595
Paid-in capital in excess of par............................                   515,703,541
Undistributed realized capital gains--net...................  $  7,413,116
Unrealized appreciation--net................................    86,617,157
                                                              ------------
Total accumulated earnings--net.............................                    94,030,273
                                                                              ------------
NET ASSETS..................................................                  $612,150,031
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $583,300,987 and 22,293,152
  shares outstanding........................................                  $      26.17
                                                                              ============
Class II--Based on net assets of $18,360,084 and 703,065
  shares outstanding........................................                  $      26.11
                                                                              ============
Class III--Based on net assets of $10,488,960 and 1,165,954
  shares outstanding........................................                  $       9.00
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Value Opportunities V.I. Fund
Statement of Operations for the Year Ended December 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $1,294 foreign withholding tax)...........                 $ 4,508,003
Interest from affiliates....................................                     300,683
Securities lending--net.....................................                      82,724
                                                                             -----------
Total income................................................                   4,891,410
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 4,458,716
Accounting services.........................................      214,972
Custodian fees..............................................       79,971
Printing and shareholder reports............................       54,991
Professional fees...........................................       44,818
Directors' fees and expenses................................       33,961
Distribution fees--Class II.................................       26,710
Distribution fees--Class III................................        8,786
Transfer agent fees--Class I................................        4,822
Pricing services............................................        1,361
Transfer agent fees--Class II...............................          150
Transfer agent fees--Class III..............................           29
Other.......................................................       29,908
                                                              -----------
Total expenses..............................................                   4,959,195
                                                                             -----------
Investment loss--net........................................                     (67,785)
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN(LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................   89,660,651
  Foreign currency transactions--net........................       (3,066)    89,657,585
                                                              -----------
Change in unrealized appreciation on investments--net.......                  (6,290,905)
                                                                             -----------
Total realized and unrealized gain--net.....................                  83,366,680
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $83,298,895
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Value Opportunities V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss)--net...............................  $    (67,785)   $    366,794
Realized gain--net..........................................    89,657,585         234,795
Change in unrealized appreciation--net......................    (6,290,905)    188,228,092
                                                              ------------    ------------
Net increase in net assets resulting from operations........    83,298,895     188,829,681
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................            --        (377,389)
  Class III.................................................            --             (73)
Realized gain--net:
  Class I...................................................   (64,782,281)     (3,895,251)
  Class II..................................................    (2,018,790)       (133,507)
  Class III.................................................    (2,746,907)             --
                                                              ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (69,547,978)     (4,406,220)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (21,244,443)    (41,231,365)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................    (7,493,526)    143,192,096
Beginning of year...........................................   619,643,557     476,451,461
                                                              ------------    ------------
End of year*................................................  $612,150,031    $619,643,557
                                                              ============    ============
------------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................            --    $     (9,721)
                                                              ============    ============
                                                                                         -

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Value Opportunities V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                       CLASS I
FINANCIAL STATEMENTS.                                         ----------------------------------------------------
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                         2004       2003       2002       2001       2000
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................  $  25.60   $  18.09   $  25.08   $  20.78   $  23.35
                                                              --------   --------   --------   --------   --------
Investment income (loss)--net**.............................        --+       .02       (.02)       .06        .07
Realized and unrealized gain (loss)--net....................      3.83       7.67      (5.84)      6.01       3.30
                                                              --------   --------   --------   --------   --------
Total from investment operations............................      3.83       7.69      (5.86)      6.07       3.37
                                                              --------   --------   --------   --------   --------
Less dividends and distributions:
  Investment income--net....................................        --       (.02)        --       (.06)      (.07)
  In excess of investment income--net.......................        --         --         --         --         --+
  Realized gain--net........................................     (3.26)      (.16)     (1.13)     (1.71)     (5.87)
                                                              --------   --------   --------   --------   --------
Total dividends and distributions...........................     (3.26)      (.18)     (1.13)     (1.77)     (5.94)
                                                              --------   --------   --------   --------   --------
Net asset value, end of year................................  $  26.17   $  25.60   $  18.09   $  25.08   $  20.78
                                                              ========   ========   ========   ========   ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................    14.98%     42.91%    (23.76%)    29.94%     14.75%
                                                              ========   ========   ========   ========   ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      .83%       .83%       .84%       .83%       .81%
                                                              ========   ========   ========   ========   ========
Investment income (loss)--net...............................     (.01%)      .08%      (.11%)      .26%       .28%
                                                              ========   ========   ========   ========   ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................  $583,301   $601,270   $460,279   $746,874   $591,631
                                                              ========   ========   ========   ========   ========
Portfolio turnover..........................................    82.36%     64.35%     76.33%     64.99%     83.78%
                                                              ========   ========   ========   ========   ========
------------------------------------------------------------------------------------------------------------------

*    Total investment returns exclude insurance-related fees and expenses.

**   Based on average shares outstanding.

+    Amount is less than $(.01) per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Value Opportunities V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                    CLASS II
FINANCIAL STATEMENTS.                                         -----------------------------------------------
                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                        2004      2003      2002      2001      2000
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................  $ 25.55   $ 18.08   $ 25.05   $ 20.77   $ 23.35
                                                              -------   -------   -------   -------   -------
Investment income (loss)--net**.............................     (.04)     (.02)     (.06)      .02       .04
Realized and unrealized gain (loss)--net....................     3.82      7.65     (5.82)     6.01      3.29
                                                              -------   -------   -------   -------   -------
Total from investment operations............................     3.78      7.63     (5.88)     6.03      3.33
                                                              -------   -------   -------   -------   -------
Less dividends and distributions:
  Investment income--net....................................       --        --        --      (.04)     (.04)
  In excess of investment income--net.......................       --        --        --        --        --+
  Realized gain--net........................................    (3.22)     (.16)    (1.09)    (1.71)    (5.87)
                                                              -------   -------   -------   -------   -------
Total dividends and distributions...........................    (3.22)     (.16)    (1.09)    (1.75)    (5.91)
                                                              -------   -------   -------   -------   -------
Net asset value, end of year................................  $ 26.11   $ 25.55   $ 18.08   $ 25.05   $ 20.77
                                                              =======   =======   =======   =======   =======
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................   14.80%    42.62%   (23.86%)   29.72%    14.57%
                                                              =======   =======   =======   =======   =======
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .98%      .98%      .99%      .98%      .96%
                                                              =======   =======   =======   =======   =======
Investment income (loss)--net...............................    (.16%)    (.08%)    (.26%)     .09%      .15%
                                                              =======   =======   =======   =======   =======
-------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................  $18,360   $18,313   $16,172   $25,714   $ 9,603
                                                              =======   =======   =======   =======   =======
Portfolio turnover..........................................   82.36%    64.35%    76.33%    64.99%    83.78%
                                                              =======   =======   =======   =======   =======
-------------------------------------------------------------------------------------------------------------

*    Total investment returns exclude insurance-related fees and expenses.

**   Based on average shares outstanding.

+    Amount is less than $(.01) per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Value Opportunities V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                             CLASS III
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  ----------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                      FOR THE           FOR THE PERIOD
FINANCIAL STATEMENTS.                                            YEAR ENDED        NOVEMBER 18, 2003+
INCREASE (DECREASE) IN NET ASSET VALUE:                       DECEMBER 31, 2004   TO DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $ 10.68               $10.00
                                                                   -------               ------
Investment income (loss)--net***............................            --++                .01
Realized and unrealized gain--net...........................          1.57                  .68
                                                                   -------               ------
Total from investment operations............................          1.57                  .69
                                                                   -------               ------
Less dividends and distributions:
  Investment income--net....................................            --                 (.01)
  Realized gain--net........................................         (3.25)                  --
                                                                   -------               ------
Total dividends and distributions...........................         (3.25)                (.01)
                                                                   -------               ------
Net asset value, end of period..............................       $  9.00               $10.68
                                                                   =======               ======
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................        14.75%                6.95%(++)
                                                                   =======               ======
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         1.07%                1.08%*
                                                                   =======               ======
Investment income (loss)--net...............................         (.18%)                .36%*
                                                                   =======               ======
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................       $10,489               $   61
                                                                   =======               ======
Portfolio turnover..........................................        82.36%               64.35%
                                                                   =======               ======
------------------------------------------------------------------------------------------------------

*    Annualized.

**   Total investment returns exclude insurance-related fees and expenses.

***  Based on average shares outstanding.

+    Commencement of operations.

++   Amount is less than (.01) per share.

(++) Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Value Opportunities V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Merrill Lynch Value Opportunities V.I. Fund (formerly Merrill Lynch Small Cap Value V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market vol-

--------------------------------------------------------------------------------

atility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $74,369 has been reclassified between undistributed net realized capital gains and undistributed net investment income, and $3,137 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to net operating losses, foreign currency transactions, and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.

--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2004, MLIM, LLC received $35,791 in securities lending agent fees from the Fund.

  For the year ended December 31, 2004, MLPF&S, earned $196,965 in commissions on the execution of portfolio security transactions.

  In addition, the Fund reimbursed MLIM $12,354 for certain accounting services, for the year ended December 31, 2004.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2004 were $473,852,663 and $549,989,129, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $21,244,443 and $41,231,365 for the years ended December 31, 2004 and December 31, 2003, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2004                       Shares         Amount
-----------------------------------------------------------------
Shares sold.........................     978,554    $  26,150,811
Shares issued to shareholders in
 reinvestment of distributions......   2,474,495       64,782,281
                                      ----------    -------------
Total issued........................   3,453,049       90,933,092
Shares redeemed.....................  (4,650,239)    (124,027,743)
                                      ----------    -------------
Net decrease........................  (1,197,190)   $ (33,094,651)
                                      ==========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2003                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,734,814    $ 35,980,837
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     238,621       4,272,640
                                       ----------    ------------
Total issued.........................   1,973,435      40,253,477
Shares redeemed......................  (3,925,556)    (77,852,996)
                                       ----------    ------------
Net decrease.........................  (1,952,121)   $(37,599,519)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                      Dollar
December 31, 2004                          Shares       Amount
-----------------------------------------------------------------
Shares sold..............................    6,758    $   177,321
Shares issued to shareholders in
 reinvestment of distributions...........   77,259      2,018,790
                                           -------    -----------
Total issued.............................   84,017      2,196,111
Shares redeemed..........................  (97,607)    (2,592,608)
                                           -------    -----------
Net decrease.............................  (13,590)   $  (396,497)
                                           =======    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                      Dollar
December 31, 2003                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................    12,072    $   237,732
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................     7,686        133,507
                                          --------    -----------
Total issued............................    19,758        371,239
Shares redeemed.........................  (197,725)    (4,062,711)
                                          --------    -----------
Net decrease............................  (177,967)   $(3,691,472)
                                          ========    ===========
-----------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Year Ended                     Dollar
December 31, 2004                         Shares        Amount
-----------------------------------------------------------------
Shares sold............................    881,271    $ 9,787,153
Shares issued to shareholders in
 reinvestment of distributions.........    305,212      2,746,907
                                         ---------    -----------
Total issued...........................  1,186,483     12,534,060
Shares redeemed........................    (26,228)      (287,355)
                                         ---------    -----------
Net increase...........................  1,160,255    $12,246,705
                                         =========    ===========
-----------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Period                            Dollar
November 18, 2003+ to December 31, 2003          Shares    Amount
------------------------------------------------------------------
Shares sold....................................  5,694     $59,570
Shares issued to shareholders in reinvestment
 of dividends..................................      7          73
                                                 -----     -------
Total issued...................................  5,701      59,643
Shares redeemed................................     (2)        (17)
                                                 -----     -------
Net increase...................................  5,699     $59,626
                                                 =====     =======
------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:

-----------------------------------------------------------------
                                        12/31/2004     12/31/2003
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income......................  $19,000,001    $1,950,507
 Net long-term capital gains..........   50,547,977     2,455,713
                                        -----------    ----------
Total taxable distributions...........  $69,547,978    $4,406,220
                                        ===========    ==========
-----------------------------------------------------------------

  As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net..................  $ 4,151,831
Undistributed long-term capital gains--net..........    7,369,874
                                                      -----------
Total undistributed earnings--net...................   11,521,705
Capital loss carryforward...........................           --
Unrealized gains--net...............................   82,508,568*
                                                      -----------
Total accumulated earnings--net.....................  $94,030,273
                                                      ===========
-----------------------------------------------------------------

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Value Opportunities V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
MERRILL LYNCH VALUE OPPORTUNITIES V.I. FUND OF
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Value Opportunities V.I. Fund (formerly Small Cap Value V.I. Fund) of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Value Opportunities V.I. Fund of Merrill Lynch Variable Series Funds, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 16, 2005

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Interested Director

----------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                             FUND COMPLEX
                          POSITION(S) HELD      LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN
  NAME, ADDRESS & AGE        WITH FUND         TIME SERVED         DURING PAST 5 YEARS       BY DIRECTOR
----------------------------------------------------------------------------------------------------------
Terry K. Glenn*            President and     1999 to present   President and Chairman of      124 Funds
P.O. Box 9011              Director                            the Merrill Lynch            163 Portfolios
Princeton, NJ 08543-9011                                       Investment Managers, L.P.
Age: 64                                                        ("MLIM")/Fund Asset
                                                               Management, L.P.
                                                               ("FAM")-advised funds since
                                                               1999; Chairman (Americas
                                                               Region) of MLIM from 2000
                                                               to 2002; Executive Vice
                                                               President of MLIM and FAM
                                                               (which terms as used herein
                                                               include their corporate
                                                               predecessors) from 1983 to
                                                               2002; President of FAM
                                                               Distributors, Inc. ("FAMD")
                                                               from 1986 to 2002 and
                                                               Director thereof from 1991
                                                               to 2002; Executive Vice
                                                               President and Director of
                                                               Princeton Services, Inc.
                                                               ("Princeton Services") from
                                                               1993 to 2002; President of
                                                               Princeton Administrators,
                                                               L.P. from 1989 to 2002;
                                                               Director of Financial Data
                                                               Services, Inc. since 1985.
----------------------------------------------------------------------------------------------------------

------------------------  --------------------------

                          OTHER PUBLIC DIRECTORSHIPS
  NAME, ADDRESS & AGE          HELD BY DIRECTOR
------------------------  --------------------------
Terry K. Glenn*                None
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 64
-------------------------------------------------------------------------------

* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

Independent Directors

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                            FUND COMPLEX
                          POSITION(S) HELD      LENGTH OF        PRINCIPAL OCCUPATION(S)      OVERSEEN
  NAME, ADDRESS & AGE        WITH FUND        TIME SERVED*         DURING PAST 5 YEARS       BY DIRECTOR
---------------------------------------------------------------------------------------------------------
James H. Bodurtha           Director         2002 to present   Director, The China            38 Funds
P.O. Box 9095                                                  Business Group, Inc. since   55 Portfolios
Princeton, NJ 08543-9095                                       1996 and Executive Vice
Age: 60                                                        President thereof from 1996
                                                               to 2003; Chairman of the
                                                               Board, Berkshire Holding
                                                               Corporation since 1980;
                                                               Partner, Squire, Sanders &
                                                               Dempsey from 1980 to 1993.
---------------------------------------------------------------------------------------------------------

------------------------  --------------------------

                          OTHER PUBLIC DIRECTORSHIPS
  NAME, ADDRESS & AGE          HELD BY DIRECTOR
------------------------  --------------------------
James H. Bodurtha                    None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 60

---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Independent Directors (continued)

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                            FUND COMPLEX
                          POSITION(S) HELD      LENGTH OF        PRINCIPAL OCCUPATION(S)      OVERSEEN
  NAME, ADDRESS & AGE        WITH FUND        TIME SERVED*         DURING PAST 5 YEARS       BY DIRECTOR
---------------------------------------------------------------------------------------------------------
Joe Grills                  Director         1994 to present   Member of the Committee of     38 Funds
P.O. Box 9095                                                  Investment of Employee       55 Portfolios
Princeton, NJ 08543-9095                                       Benefit Assets of the
Age: 69                                                        Association of Financial
                                                               Professionals ("CIEBA")
                                                               since 1986; Member of
                                                               CIEBA's Executive Committee
                                                               since 1988 and its Chairman
                                                               from 1991 to 1992;
                                                               Assistant Treasurer of
                                                               International Business
                                                               Machines Corporation
                                                               ("IBM") and Chief
                                                               Investment Officer of IBM
                                                               Retirement Funds from 1986
                                                               to 1993; Member of the
                                                               Investment Advisory
                                                               Committee of the State of
                                                               New York Common Retirement
                                                               Fund since 1989; Member of
                                                               the Investment Advisory
                                                               Committee of the Howard
                                                               Hughes Medical Institute
                                                               from 1997 to 2000;
                                                               Director, Duke University
                                                               Management Company from
                                                               1992 to 2004, Vice Chairman
                                                               thereof from 1998 to 2004
                                                               and Director Emeritus
                                                               thereof since 2004;
                                                               Director, LaSalle Street
                                                               Fund from 1995 to 2001;
                                                               Director, Kimco Realty
                                                               Corporation since 1997;
                                                               Member of the Investment
                                                               Advisory Committee of the
                                                               Virginia Retirement System
                                                               since 1998 and Vice
                                                               Chairman thereof since
                                                               2002; Director, Montpelier
                                                               Foundation since 1998 and
                                                               its Vice Chairman since
                                                               2000; Member of the
                                                               Investment Committee of the
                                                               Woodberry Forest School
                                                               since 2000; Member of the
                                                               Investment Committee of the
                                                               National Trust for Historic
                                                               Preservation since 2000.
---------------------------------------------------------------------------------------------------------

------------------------  --------------------------

                          OTHER PUBLIC DIRECTORSHIPS
  NAME, ADDRESS & AGE          HELD BY DIRECTOR
------------------------  --------------------------
Joe Grills                 Kimco Realty Corporation
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 69

---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Independent Directors (continued)

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                            FUND COMPLEX
                          POSITION(S) HELD      LENGTH OF        PRINCIPAL OCCUPATION(S)      OVERSEEN
  NAME, ADDRESS & AGE        WITH FUND        TIME SERVED*         DURING PAST 5 YEARS       BY DIRECTOR
---------------------------------------------------------------------------------------------------------
Herbert I. London           Director         2002 to present   John M. Olin Professor of      38 Funds
P.O. Box 9095                                                  Humanities, New York         55 Portfolios
Princeton, NJ 08543-9095                                       University since 1993 and
Age: 65                                                        Professor thereof since
                                                               1980; President, Hudson
                                                               Institute since 1997 and
                                                               Trustee thereof since 1980;
                                                               Dean, Gallatin Division of
                                                               New York University from
                                                               1976 to 1993; Distinguished
                                                               Fellow, Herman Kahn Chair,
                                                               Hudson Institute from 1984
                                                               to 1985; Director, Damon
                                                               Corp. from 1991 to 1995;
                                                               Overseer, Center for Naval
                                                               Analyses from 1983 to 1993.
---------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo         Director         2002 to present   Shareholder, Modrall,          38 Funds
P.O. Box 9095                                                  Sperling, Roehl, Harris &    55 Portfolios
Princeton, NJ 08543-9095                                       Sisk, P.A. since 1993;
Age: 62                                                        President, American Bar
                                                               Association from 1995 to
                                                               1996 and Member of the
                                                               Board of Governors thereof
                                                               from 1994 to 1997;
                                                               Shareholder, Poole, Kelly &
                                                               Ramo, Attorneys at Law,
                                                               P.C. from 1977 to 1993;
                                                               Director of ECMC Group
                                                               (service provider to
                                                               students, schools and
                                                               lenders) since 2001;
                                                               Director, United New Mexico
                                                               Bank (now Wells Fargo) from
                                                               1983 to 1988; Director,
                                                               First National Bank of New
                                                               Mexico (now Wells Fargo)
                                                               from 1975 to 1976; Vice
                                                               President, American Law
                                                               Institute since 2004.
---------------------------------------------------------------------------------------------------------

------------------------  --------------------------

                          OTHER PUBLIC DIRECTORSHIPS
  NAME, ADDRESS & AGE          HELD BY DIRECTOR
------------------------  --------------------------
Herbert I. London                    None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 65

---------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo                  None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 62

---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Independent Directors (concluded)

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                            FUND COMPLEX
                          POSITION(S) HELD      LENGTH OF        PRINCIPAL OCCUPATION(S)      OVERSEEN
  NAME, ADDRESS & AGE        WITH FUND        TIME SERVED*         DURING PAST 5 YEARS       BY DIRECTOR
---------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.      Director         1997 to present   Principal of STI Management    38 Funds
P.O. Box 9095                                                  (investment adviser) since   55 Portfolios
Princeton, NJ 08543-9095                                       1994; Chairman and CEO of
Age: 68                                                        Salomon Brothers Asset
                                                               Management from 1992 to
                                                               1995; Chairman of Salomon
                                                               Brothers equity mutual
                                                               funds from 1992 to 1995;
                                                               regular columnist with
                                                               Forbes Magazine from 1992
                                                               to 2002; Director of Stock
                                                               Research and U.S. Equity
                                                               Strategist at Salomon
                                                               Brothers from 1975 to 1991;
                                                               Trustee, Commonfund from
                                                               1980 to 2001.
---------------------------------------------------------------------------------------------------------
Stephen B. Swensrud         Director         1984 to present   Chairman of Fernwood           39 Funds
P.O. Box 9095                                                  Advisors, Inc. (investment   56 Portfolios
Princeton, NJ 08543-9095                                       adviser) since 1996;
Age: 71                                                        Principal, Fernwood
                                                               Associates (financial
                                                               consultants) since 1975;
                                                               Chairman of R.P.P.
                                                               Corporation (manufacturing
                                                               company) since 1978;
                                                               Director of International
                                                               Mobile Communications,
                                                               Incorporated
                                                               (telecommunications) since
                                                               1998.

------------------------  --------------------------

                          OTHER PUBLIC DIRECTORSHIPS
  NAME, ADDRESS & AGE          HELD BY DIRECTOR
------------------------  --------------------------
Robert S. Salomon, Jr.               None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 68
---------------------------------------------------------------------------------------------------------
Stephen B. Swensrud                  None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 71

--------------------------------------------------------------------------------
* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year which they turn 72.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Fund Officers

-----------------------------------------------------------------------------------------------------------------------
                          POSITION(S) HELD
  NAME, ADDRESS & AGE        WITH FUND       LENGTH OF TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
Donald C. Burke           Vice President    1993 to present and 1999   First Vice President of MLIM and FAM since 1997
P.O. Box 9011             and Treasurer            to present          and Treasurer thereof since 1999; Senior Vice
Princeton, NJ 08543-9011                                               President and Treasurer of Princeton Services
Age: 44                                                                since 1999 and Director since 2004; Vice
                                                                       President of FAMD since 1999; Vice President of
                                                                       MLIM and FAM from 1990 to 1997; Director of
                                                                       Taxation of MLIM from 1990 to 2001.
-----------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.       Senior Vice            1999 to present       President of MLIM and FAM since 2001; Co-Head
P.O. Box 9011             President                                    (Americas Region) thereof from 2000 to 2001 and
Princeton, NJ 08543-9011                                               Senior Vice President from 1999 to 2001;
Age: 50                                                                President and Director of Princeton Services,
                                                                       Inc. since 2001; President of Princeton
                                                                       Administrators, L.P. since 2001; Chief
                                                                       Investment Officer of Oppenheimer Funds, Inc.
                                                                       from 1991 to 1999.
-----------------------------------------------------------------------------------------------------------------------
Kevin J. McKenna          Senior Vice            1998 to present       Managing Director of MLIM since 2000; Director
P.O. Box 9011             President                                    (Global Fixed Income) of MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 47
-----------------------------------------------------------------------------------------------------------------------
Kathleen M. Anderson      Vice President         2002 to present       Director (Equities) of MLIM since 2000; Vice
P.O. Box 9011                                                          President of MLIM from 1994 to 2000.
Princeton, NJ 08543-9011
Age: 46
-----------------------------------------------------------------------------------------------------------------------
R. Elise Baum             Vice President         1999 to present       Managing Director of MLIM (Equities) since 2002;
P.O. Box 9011                                                          Director of MLIM from 1999 to 2002; Vice
Princeton, NJ 08543-9011                                               President from 1995 to 1999.
Age: 44
-----------------------------------------------------------------------------------------------------------------------
Lawrence R. Fuller        Vice President         1998 to present       Managing Director (Equities) of MLIM since 2000;
P.O. Box 9011                                                          Director of MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 63
-----------------------------------------------------------------------------------------------------------------------
James A. Macmillan        Vice President         2001 to present       Managing Director (Global Fixed Income) of MLIM
P.O. Box 9011                                                          since 2000; Director of MLIM from 1999 to 2000.
Princeton, NJ 08543-9011
Age: 39
-----------------------------------------------------------------------------------------------------------------------
Patrick Maldari           Vice President         2002 to present       Managing Director (Global Fixed Income) of MLIM
P.O. Box 9011                                                          since 2000; Director of MLIM from 1998 to 2000.
Princeton, NJ 08543-9011
Age: 42
-----------------------------------------------------------------------------------------------------------------------
Robert J. Martorelli      Vice President         2000 to present       Managing Director (Equities) of MLIM since 2000;
P.O. Box 9011                                                          Director of MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 47
-----------------------------------------------------------------------------------------------------------------------
Robert F. Murray          Vice President         2001 to present       Director (Global Fixed Income) of MLIM since
P.O. Box 9011                                                          2001; Vice President of MLIM from 1997 to 2001.
Princeton, NJ 08543-9011
Age: 47
-----------------------------------------------------------------------------------------------------------------------
Thomas Musmanno           Vice President         2001 to present       Director (Global Fixed Income) of MLIM since
P.O. Box 9011                                                          2004; Vice President of MLIM from 1997 to 2004;
Princeton, NJ 08543-9011                                               Derivatives and Structured Products Specialist
Age: 35                                                                with MLIM from 2000 to 2002 and Portfolio
                                                                       Manager with MLIM from 1996.
-----------------------------------------------------------------------------------------------------------------------
James Pagano              Vice President         2002 to present       Director (Global Fixed Income) of MLIM since
P.O. Box 9011                                                          2004; Vice President of MLIM from 1996 to 2004.
Princeton, NJ 08543-9011
Age: 42
-----------------------------------------------------------------------------------------------------------------------
Kevin M. Rendino          Vice President         1998 to present       Managing Director (Equities) of MLIM since 2000;
P.O. Box 9011                                                          Director of MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 38
-----------------------------------------------------------------------------------------------------------------------
Jacqueline Rogers-Ayoub   Vice President         2001 to present       Vice President (Global Fixed Income) of MLIM
P.O. Box 9011                                                          since 1986.
Princeton, NJ 08543-9011
Age: 47
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Fund Officers (concluded)

-----------------------------------------------------------------------------------------------------------------------
                          POSITION(S) HELD
  NAME, ADDRESS & AGE        WITH FUND       LENGTH OF TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
Kurt Schansinger          Vice President         1998 to present       Managing Director (Equities) of MLIM since 2000;
P.O. Box 9011                                                          Director of MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 44
-----------------------------------------------------------------------------------------------------------------------
Dennis W. Stattman        Vice President         2001 to present       Managing Director (Equities) of MLIM since 2000;
P.O. Box 9011                                                          Director of MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 53
-----------------------------------------------------------------------------------------------------------------------
Richard J. Vella          Vice President         2003 to present       Managing Director and Head of the Global Index
P.O. Box 9011                                                          and Enhanced Index products for Merrill Lynch
Princeton, NJ 08543-9011                                               Quantitative Advisors since 1999; Managing
Age: 48                                                                Director and Head of the Global Index and
                                                                       Enhanced Index business at Bankers Trust from
                                                                       1984 to 1999.
-----------------------------------------------------------------------------------------------------------------------
Frank Viola               Vice President         2003 to present       Managing Director (Global Fixed Income) of MLIM
P.O. Box 9011                                                          since 1997; Treasurer of Merrill Lynch Bank &
Princeton, NJ 08543-9011                                               Trust from 1996 to 1997 and Vice President of
Age: 40                                                                Merrill Lynch Capital Markets from 1993 to 1996.
-----------------------------------------------------------------------------------------------------------------------
Jeffrey Hiller            Chief Compliance       2004 to present       Chief Compliance Officer of the MLIM/FAM-advised
P.O. Box 9011             Officer                                      funds and First Vice President and Chief
Princeton, NJ 08543-9011                                               Compliance Officer of MLIM since 2004; Global
Age: 53                                                                Director of Compliance at Morgan Stanley
                                                                       Investment Management from 2002 to 2004;
                                                                       Managing Director and Global Director of
                                                                       Compliance at Citigroup Asset Management from
                                                                       2000 to 2002; Chief Compliance Officer at Soros
                                                                       Fund Management in 2000; Chief Compliance
                                                                       Officer at Prudential Financial from 1995 to
                                                                       2000.
-----------------------------------------------------------------------------------------------------------------------
Alice A. Pellegrino       Secretary              2004 to present       Secretary of MLIM, FAM, FAMD and Princeton
P.O. Box 9011                                                          Services since 2004; Director (Legal Advisory)
Princeton, NJ 08543-9011                                               of MLIM since 2002; Vice President of MLIM since
Age: 44                                                                1999 to 2002; Attorney associated with MLIM
                                                                       since 1997.
-----------------------------------------------------------------------------------------------------------------------

* Officers of the Fund serve at the pleasure of the Board of Directors.

--------------------------------------------------------------------------------

Further information about the Funds' Officers and Directors is available in the Funds' Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND (1-800-637-3863).
--------------------------------------------------------------------------------

        Andre F. Perold resigned as a Director of Merrill Lynch Variable Series Funds, Inc. effective October 22, 2004.

        Effective January 1, 2005, Terry K. Glenn retired as President and Director of the Funds. The Funds' Board of Directors wishes Mr. Glenn well in his retirement.

        Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Funds.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Custodian & Transfer Agent
--------------------------------------------------------------------------------

CUSTODIAN
For all Funds except International
Value V.I. Fund and Large Cap
Growth V.I. Fund:
The Bank of New York
100 Church Street
New York, NY 10286

For International Value V.I. Fund
and Large Cap Growth V.I. Fund:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

PRINCIPAL OFFICE OF THE FUNDS
Box 9011
Princeton, NJ 08543-9011

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Availability of Quarterly Schedule of Investments
--------------------------------------------------------------------------------

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------

  This report is only for distribution to shareholders of the Funds of Merrill Lynch Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the Merrill Lynch Domestic Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

  A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Variable Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011
                                                                    #16897-12/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
         (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre F. Perold (resigned as of October 1, 2004), (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

        (a) Audit Fees -         Fiscal Year Ending December 31, 2004 - $396,000
                                 Fiscal Year Ending December 31, 2003 - $461,200

        (b) Audit-Related Fees - Fiscal Year Ending December 31, 2004 - $0
                                 Fiscal Year Ending December 31, 2003 - $46,350

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

        (c) Tax Fees  -          Fiscal Year Ending December 31, 2004 - $126,893
                                 Fiscal Year Ending December 31, 2003 - $111,745

         The nature of the services include tax compliance, tax advice and tax planning.

        (d) All Other Fees -     Fiscal Year Ending December 31, 2004 - $0
                                 Fiscal Year Ending December 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending December 31, 2004 - $11,926,355

             Fiscal Year Ending December 31, 2003 - $18,621,495

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not
          Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b)- Certifications - Attached hereto

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       Merrill Lynch Variable Series Funds, Inc.

       By: /s/ Robert C. Doll, Jr.
           -----------------------
           Robert C. Doll, Jr.,
           Chief Executive Officer of
           Merrill Lynch Variable Series Funds, Inc.

       Date: February 24, 2005

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       By: /s/ Robert C. Doll, Jr.
           -----------------------
           Robert C. Doll, Jr.,
           Chief Executive Officer of
           Merrill Lynch Variable Series Funds, Inc.

       Date: February 24, 2005

       By: /s/ Donald C. Burke
           -------------------
           Donald C. Burke,
           Chief Financial Officer of
           Merrill Lynch Variable Series Funds, Inc.

       Date: February 24, 2005